As filed with the Securities and Exchange Commission on January 27, 2017

1933 Act Registration No. 333-167073
1940 Act Registration No.   811-22417

United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N‑1A

Registration Statement Under the Securities Act of 1933
Pre-Effective Amendment No. __
Post-Effective Amendment No. 54
[   ]
 [   ]
 [X]

and/or

Registration Statement Under the Investment Company Act of 1940
Amendment No. 55
 [   ]
 [X]

Destra Investment Trust
(Exact name of registrant as specified in charter)

One North Wacker, 48th Floor
Chicago, Illinois 60606
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (630) 241-4200

Jane Hong Shissler Destra Investment Trust One North Wacker, 48th Floor Chicago, Illinois 60606	Copy to: Morrison Warren, Esq. Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b)
[X] on February 1, 2017 pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF REGISTRATION STATEMENT

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for Destra Dividend Total Return Fund, Destra Flaherty & Crumrine Preferred and Income Fund, Destra Focused Equity Fund and Destra Wolverine Alternative Opportunities Fund

Part B - Statement of Additional Information for Destra Dividend Total Return Fund, Destra Flaherty & Crumrine Preferred and Income Fund, Destra Focused Equity Fund and Destra Wolverine Alternative Opportunities Fund

Part C - Other Information

Signatures

Index of Exhibits

Exhibits

Prospectus
February 1, 2017
Destra Dividend Total Return Fund
Class Ticker Symbol
Class A DHDAX
Class C DHDCX
Class I DHDIX
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

- i -

Section 1 Fund Summary
Destra Dividend Total Return Fund
Investment Objective
The investment objective of Destra Dividend Total Return Fund (the “Fund”) is to seek long-term total return and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Destra mutual funds.  More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 25 of the Fund’s Prospectus and “Purchases” on page 30 of the Fund’s Statement of Additional Information.
Shareholder Fees
 (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.96%	0.96%	0.95%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	2.11%	2.86%	1.85%
Fee Waiver[1]	(0.46)%	(0.46)%	(0.45)%
Total Annual Fund Operating Expenses after Fee Waiver	1.65%	2.40%	1.40%
__________________________
1. The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) are 1.60% for Class A, 2.35% for Class C and 1.35% for Class I. The arrangement will continue in effect until December 31, 2027 and may be terminated or modified prior to December 31, 2027 only with the approval of the Board of Trustees of the Trust. Fees waived and/or expenses assumed pursuant to the arrangement are subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived and/or expenses assumed by the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Redeemed				Not Redeemed
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$610	$947	$1,307	$2,317	$610	$947	$1,307	$2,317
Class C	$343	$748	$1,280	$2,736	$243	$748	$1,280	$2,736
Class I	$143	$443	$766	$1,680	$143	$443	$766	$1,680
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended September 30, 2016, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities.  Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-producing equity securities.  The Fund may invest in securities of companies with any market capitalization.  Equity securities held by the Fund may include common stocks, preferred shares, convertible securities and securities or other instruments whose price is linked to the value of common stock, depository receipts and securities of master limited partnerships (“MLPs”).
The Fund may invest in U.S. dollar-denominated securities of U.S. and foreign issuers, and up to 20% of its total assets may be invested in securities denominated in non-U.S. dollar currencies.  The Fund may invest in securities from any country and in the securities of other investment companies.
The Fund’s sub-adviser, Hilton Capital Management, LLC (the “Sub-Adviser”), believes that financially strong stocks with rising dividends offer the prospects of consistent performance as well as potential added value.  Stock prices fluctuate, but dividends add current returns and, over time, increases in dividends can induce increases in the price of the stocks generating those dividends.  The Sub-Adviser’s research shows that dividends can be large contributors to total returns, and that by focusing on companies with a consistent track record of increasing their dividends, investors have an opportunity to generate superior risk-adjusted performance over time.
The Sub-Adviser’s goal is to provide for annual increases in income that exceed the rate of inflation over time.  Its investment process starts by identifying, selecting and investigating stocks that pass initial quantitative screens for quality, yield and growth of yield.  Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, or market dominance.  The Sub-Adviser seeks companies that fulfill society’s basic requirements as well as companies with a unique potential or “growth kicker” – such as new products, hidden assets, or industry conditions – which is not currently reflected in the stock price.  Candidates are then ranked according to yield, growth of yield, special growth potentials and contribution to overall diversification of the portfolio.  As of September 30, 2016, the Fund had significant investments in health care companies.
Principal Risks
Risk is inherent in all investing.  The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time.  You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.  The following is a summary description of certain risks of investing in the Fund.
Active Management Risk:  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective.  Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.
Currency Risk:  Since a portion of the Fund’s assets may be invested in securities denominated in non-U.S. currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.
Cybersecurity Risk:  As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security.  A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity.  Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss.  Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users.  In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches.  The Fund has established risk management systems designed to reduce the risks associated with cyber security.  However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Depositary Receipts Risk:  Depositary receipts may be less liquid than the underlying shares in their primary trading market.  Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary.  Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.  Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives Risk:  The use of derivatives such as options entails certain execution, market, liquidity, hedging and tax risks.  If the Sub-Adviser’s prediction of movements in the direction of the securities, non-U.S. currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.  The Fund will be subject to risks that include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.
Dividend Income Risk:  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock.  Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.  In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected.  Depending upon market conditions, income producing equities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.  This may limit the ability of the Fund to achieve its investment objective.
Equity Securities Risk:  Stock markets are volatile.  The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
General Fund Investing Risks:  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective.  Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Health Care Companies Risk:  The Fund invests in health care companies, including those that are involved in medical services or biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation.  Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that a product will ever come to market.  Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.  The Affordable Care Act of 2010 brought comprehensive changes to the health care industry, especially with respect to health care insurance companies.  Although the full impact of the law and the related regulations has yet to be experienced by health care companies, it could create additional expenses and burdens on the health care companies.
Investment Companies Risk:  The Fund may satisfy its principal strategy of investing 80% in dividend-producing equity securities by investing in securities of other investment companies that invest primarily in securities of the types in which the Fund may invest directly.  As with other investments, investments in other investment companies are subject to market and selection risk.  In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.  To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Investment Risk:  When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.
Market Risk:  Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value.  Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices.  Overall securities values could decline generally or could underperform other investments.
Master Limited Partnership Risk and Sector Risk:  An investment in units of MLPs involves certain risks that differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, certain tax risks are associated with an investment in MLP units and the potential for conflicts of interest exists between common unit holders and the general partner, including those arising from incentive distribution payments.  The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes.  If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares.  MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy.  A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund.  At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag behind the performance of other sectors or the broader market as a whole.
Non-U.S. Investment Risk:  Because the Fund can invest its assets in non-U.S. instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad.  Non-U.S. markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile.  Trading in non-U.S. markets typically involves higher expense than trading in the United States.  The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.  In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries.  These events may spread to other countries in Europe, including countries that do not use the euro.  These events may affect the value and liquidity of certain of the Fund’s investments.
Preferred Securities Risk:  Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments.  Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default.  Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.
Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the Fund.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at destracapital.com or by calling (877) 287-9646.
The bar chart below shows the Fund’s performance for Class A shares.  The performance of the other share classes will differ due to their different expense structures.  The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges; if these charges were reflected, the returns would be less than those shown.

The Fund’s highest and lowest quarterly returns were 12.13% and -11.90%, respectively, for the quarters ended March 31, 2013 and September 30, 2015.
The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated to those of a broad measure of market performance.  All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.  Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.  After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.
Both the bar chart and the table assume that all distributions have been reinvested.  Performance reflects fee waivers, if any, in effect during the periods presented.  If any such waivers were not in place, returns would be reduced.  The returns that follow reflect sales charges.
	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception (August 10, 2011)
Class A (return before taxes)	4.89%	6.18%	8.29%
Class A (return after taxes on distributions)	3.40%	5.24%	7.37%
Class A (return after taxes on distributions and sale of Fund shares)	3.68%	4.80%	6.52%
Class C (return before taxes)	8.00%	6.37%	6.72%
Class I (return before taxes)	10.12%	7.53%	9.59%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	15.20%
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1 The inception date of Class C shares is November 1, 2011.
Management
Investment Adviser
 Destra Capital Advisors LLC
Investment Sub-Adviser
 Hilton Capital Management, LLC

Portfolio Managers
Hilton Capital Management, LLC
Name and Title	Portfolio Manager of Fund Since
William J. Garvey, Chief Investment Officer	Since 2016
C. Craig O’Neill, Chief Executive Officer and President	Since 2016
Alexander D. Oxenham, Partner and Senior Portfolio Manager	Since 2016
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms.  The minimum investment for Class A shares and Class C shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts.  The maximum purchase in Class C shares is $500,000 for any single purchase.  The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.  The minimum investment for Class I shares is $100,000 for institutional investors.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day.  Accounts offered through certain intermediary institutions may meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.

Section 2 Additional Information about the Fund
To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies.  However, this Prospectus does not describe all of the Fund’s investment practices.  For additional information on these matters, please see the Statement of Additional Information, which is available by calling (877) 287-9646, writing to Destra Funds at 4400 Computer Drive, Westborough, Massachusetts 01581 or visiting Destra Capital Advisors LLC at destracapital.com/strategies/literature under “Destra Dividend Total Return Fund.”
Additional Information about the Investment Policies and Strategies
The investment objective of the Fund is to seek long-term total return and current income.  The Fund’s investment objective may not be changed without shareholder approval.  The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.
Principal Investment Strategies
80% Policy:  The Fund has policies that require it to invest, in normal market conditions, at least 80% of its net assets in income-producing equity securities.  Although the Fund has no current intention to utilize financial leverage, for purposes of this policy “net assets” includes the amount of any borrowings for investment purposes.  Shareholders will be notified of any changes to this policy at least 60 days in advance of the change and this Prospectus will be supplemented.
Equity Securities:  Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, shares of other investment companies and securities or other instruments whose price is linked to the value of common stock, depository receipts, and securities of MLPs.
The Fund may invest in securities of companies with any market capitalization.  The Fund may invest in U.S. dollar-denominated securities of U.S. and foreign issuers, U.S. dollar-denominated American Depositary Receipts and U.S. dollar-denominated non-U.S. stocks traded on U.S. exchanges.  The Fund may invest up to 20% of its total assets in securities denominated in non-U.S. dollar currencies.  The Fund may invest in securities from any country.
The Fund may also invest in convertible securities and non-convertible preferred stock.  Convertible securities are generally debt securities or preferred stock that may be converted into common stock.  Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock).  A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.  Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.  Preferred stock may also be convertible into common stock.
The Fund may invest up to 25% (or such higher amount as permitted by any applicable federal tax diversification rules) of its total assets in securities of MLPs.  MLPs are limited partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate stock.  Currently, most MLPs operate in the energy, natural resources or real estate sectors.  Due to their partnership structure, MLPs generally do not pay income taxes.  Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).  The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends generally on the amount of cash flow generated from such company’s operations.  The Fund will treat MLP units as equity securities, and will treat dividends and distributions received by the Fund from any investments in MLP units, as complying with the Fund’s policy of investing at least 80% of its net assets in income-producing equity securities.  The Fund may also invest in “i-shares” issued by affiliates of MLPs, which represent an indirect ownership of MLP limited partnership interest.  Although i-shares have similar features to MLP common units with respect to distributions, holders of i-shares receive distributions in the form of additional i-shares equal to the cash distributions received by the MLP common unit holders.  To the extent the issuers of i-shares have elected to be treated as corporations for U.S. federal income tax purposes, the Fund’s investments in i-shares are not subject to the 25% limitation.
Investment Companies:  The Fund may satisfy its principal strategy of investing 80% in dividend-producing equity securities by investing in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly.  The funds may invest in the securities of ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission.  An ETF is a fund that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes.  ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.  As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent the fund invests in other investment companies.  In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs.  Securities of other investment companies may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.
Derivatives:  The Fund may, but is not required to, participate in various derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets, in other derivatives transactions, or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  The Fund may seek to earn short-term gains through an option strategy which may consist of strategically writing (selling) call options on equity securities in its portfolio (“covered calls”) and on broader equity market indices, or writing (selling) put options on such securities or indices.  Although the Sub-Adviser seeks to use such practices to further the Fund’s investment objectives, no assurance can be given that the Sub-Adviser will engage in any of these practices or that these practices will achieve the desired result.
Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions, or illiquidity of the derivative investments.  To mitigate its counterparty risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties.  Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
The Fund periodically intends to strategically sell put and call options, the notional amount (i.e., the nominal or face amount that is used to calculate payments made on a financial instrument) of which is expected to be typically 10% to 20% of the Fund’s total assets, but not greater than 30% of the Fund’s total assets immediately after such a sale.  As the Fund sells calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
Non-Principal Investment Strategies
In addition to the main strategies discussed above, the Fund may use certain other investment strategies.  The Fund may also engage in the following investments/strategies:

	Borrowing: The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.


Illiquid/Restricted Securities:  The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities.  Illiquid securities include those legally restricted as to resale (such as those issued in private placements) and may include commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.  Certain Section 4(a)(2) and Rule 144A securities may be treated as liquid securities if the Fund determines that such treatment is warranted.  Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.


Repurchase Agreements, Purchase and Sale Contracts:  The Fund may enter into certain types of repurchase agreements or purchase and sale contracts.  Under a repurchase agreement, the seller agrees to repurchase a security at a mutually


agreed-upon time and price.  A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.


Rights:  The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.


Securities Lending:  The Fund may lend securities with a value up to 33-1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral.


Short-Term Securities:  The Fund will normally invest a portion of its assets in short-term debt securities, money market securities, including repurchase agreements, or cash.  The Fund invests in such securities or cash when Fund management is unable to find enough attractive long-term investments to reduce exposure to stocks when Fund management believes it is advisable to do so or to meet redemptions.  Except during temporary defensive periods, such investments will not exceed 20% of the Fund’s assets.  During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective.


Temporary Defensive Policy, Cash Equivalents and Short-Term Investments:  Under normal conditions, the Fund invests substantially all of its assets with the goal of attaining its investment objective.  The remainder of the Fund’s assets may be held as cash or invested in short-term securities or cash equivalents.  The percentage of the Fund invested in such holdings varies and depends heavily on current market conditions, among other factors.  For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash.  During such periods, the Fund may not be able to achieve its investment objective.  The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.  For more information on eligible short-term investments, see the Statement of Additional Information.

Additional Information about the Risks
Risk is inherent in any investment.  Investing in a mutual fund—even the most conservative—involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Global turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect a broad range of issuers, which could have an adverse effect on the Fund.  Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.  Because of these and other risks, you should consider an investment in the Fund to be a long-term investment.
Borrowing Risk:  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio.  Borrowing will cost the Fund interest expense and other fees.  The costs of borrowing may reduce the Fund’s return.  Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Credit Risk: The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance.
Currency Risk:  The value of non-U.S. assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in non-U.S. currency rates and exchange control regulations, application of non-U.S. tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading.  Non-U.S. currencies also are subject to settlement, custodial and other operational risks.  Currency exchange rates can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.  Costs are incurred in connection with conversions between currencies.
Debt Instrument Risk:  The value of debt instruments may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability of issuers, guarantors, or liquidity providers to make schedule principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Changes in interest rates will likely have a greater impact on the value of debt instruments that have a longer duration. Returns on investments in debt instruments may trail the returns on other investment options, including investments in equity securities.
Derivatives Risk:  The Fund may participate in derivatives transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets, in other derivatives transactions or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Sub-Adviser’s prediction of movements in the direction of the securities, non-U.S. currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.


Counterparty Risk:  The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  To mitigate its counterparty risk, the Fund generally intends to enter into derivatives transactions (if any) with a variety of parties.


Covered Calls, Puts and Other Option Transactions:  If the Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing a call option with the same terms as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option with the same terms as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.  The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option or is less than the premium it paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option.  Gains and losses on investments in options depend, in part, on the ability of the investment adviser to predict correctly the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.  An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction.  Although the Fund will generally purchase or write options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event, it might not be possible to effect closing transactions in particular options, in which case the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

Several other risks are associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given option transaction not to achieve its objectives.  A decision as to whether, when and how to use covered options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.  The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security it might otherwise sell.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but it has retained the risk of loss should the price of the underlying security decline.  Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well).  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  The Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities do, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.  Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.
The number of covered call options the Fund can write is limited by the number of shares of the corresponding common stock the Fund holds.  Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  As a result, the number of options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the investment adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
There are special risks associated with uncovered option writing that expose the Fund to potentially significant loss.  As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline, but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure.  As with writing uncovered calls, the risk of writing uncovered put options is substantial.  The writer of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price.  Such loss could be substantial if there is a significant decline in the value of the underlying instrument.

	Although the investment adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing and purchasing of put and call options, there can be no assurance that the Fund will succeed in any option-related program it undertakes.
Emerging Markets Risk:  Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies.  Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities (many large companies may still be “state-run” or private).  Also, local stock exchanges may not offer liquid markets for outside investors.
Equity Securities Risk:  Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile.  The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities.  The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Expense Risk:  Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets.  Accordingly, actual expenses may be greater or less than those indicated.  For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets.  During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Income Risk:  Income from the Fund’s investment in fixed income investments could decline during periods of falling interest rates.
Interest Rate Risk: Debt instruments have varying levels of sensitivity to changes in interest rates. In general, the price of debt instrument or security will fall when interest rates rise and rise when interest rates fall. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. Changes or volatility in interest rates may materially affect the performance of the Fund. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.
Investment Companies Risk:  As with other investments, investments in other investment companies are subject to market and selection risk.  In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.  To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Liquidity Risk:  Liquidity risk exists when particular investments are difficult to purchase or sell.  The Fund’s investments in illiquid securities, which is limited to 15% of its net assets, may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price.  To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.  Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil.  Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.  In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
Market Risk:  The market values of securities owned by the Fund may decline, at times sharply and unpredictably.  Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices.  These fluctuations could be a sustained trend or a drastic movement and the value of your investment may reflect these fluctuations.
Mid Cap Securities Risk:  The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
MLP Risk:  An investment in MLP units involves certain risks that differ from an investment in the securities of a corporation:


Holders of MLP units have the rights typically afforded to limited partners in a limited partnership.  As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.  Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.


The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations.  Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy, natural resources or real estate sectors in general.  MLPs may be adversely affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, and may be impacted by the levels of supply and demand for commodities.  MLPs engaged in the exploration, development, management or production of energy commodities and natural resources face the risk that commodity reserves are depleted over time.  The performance of MLPs operating in the real estate sector may be linked to the performance of the real estate markets, including the risk of falling property values and declining rents and the risk from changes in interest rates or inflation.


MLPs may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to enhance distributions to unit holders.  The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers.  To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.


Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level.  A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, and subject to corporate level tax on its income.  The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP to its unit holders, such as the Fund.


MLPs operating in the energy and natural resource sectors are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons.  These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment, and terrorist acts.  Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.  These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss or life.  Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLP entities and other companies operating in the energy sector.

Prepayment Risk:  Many types of debt securities are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. As a result, the Fund or an underlying investment company in which the Fund or an underlying investment company invests may have to reinvest its assets in other debt securities that have lower yields.
Repurchase Agreements, Purchase and Sale Contracts Risks:  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Rights Risk:  The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company.  The market for such rights is not well developed and, accordingly, the Fund may not always realize full value on the sale of rights.
Securities Lending Risk:  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all.  As a result, the Fund may lose money and there may be a delay in recovering the loaned securities.  The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.  These events could trigger adverse tax consequences for the Fund.
Securities Selection Risk:  Securities selected by the Sub-Adviser for the Fund may not perform to expectations.  This could result in the Fund’s underperformance compared to other funds with similar investment objectives.
When-Issued and Delayed Delivery Securities and Forward Commitments Risks:  When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Additional Information about Fees and Expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the section entitled “Summary Prospectus in this Prospectus.”

	“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.


“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting and other shareholder services.  You do not pay these fees directly but, as the example in the section entitled “Summary

Prospectus” in this Prospectus shows, these costs are borne indirectly by all shareholders.


The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra.  Refer to the section entitled “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.


“Distribution and Service (12b-1) Fees” include a shareholder servicing fee and/or distribution fee of up to 0.25% for Class A and Class C shares and a distribution fee of up to 0.75% for Class C shares.  Because 12b-1 fees are charged as an ongoing fee, over time the fee will reduce the return on your investment and may cost you more than paying other types of sales charges.


A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase.  The contingent deferred sales charge may be waived for certain investors, as described in in the section entitled “Redemptions in this Prospectus.”


“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the Fund or its service providers for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.  “Other Expenses” may also include short sale dividend expenses.  These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker.  Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest.  While short sale dividend expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions.


As described in the footnotes of the “Annual Fund Operating Expenses” table of this Prospectus, Destra has contractually agreed to waive its management fee and/or assume other expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to certain limits until at least December 31, 2027.

Fund Management
The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra, located at One North Wacker, 48th Floor, Chicago, IL 60606, is a wholly owned subsidiary of Destra Capital Management LLC.  Destra was organized in

2008 to provide investment management, advisory, administrative and asset management consulting services.
The Fund pays to Destra a fee, payable monthly in an annual amount equal to 0.85% of the Fund’s daily net assets.  Destra furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and members of the Board who are its affiliates.
A discussion of the Board’s consideration and approval of the Management Agreement and the Interim Investment Sub-Advisory Agreement with Hilton Capital Management, LLC is available in the Fund’s annual report dated September 30, 2016.
Destra is also responsible for developing the Fund’s investment program and recommending sub-advisers to the Fund’s Board.  In addition, Destra oversees the Sub-Adviser and reviews the Sub-Adviser’s performance.
Destra has retained Hilton Capital Management, LLC (“Hilton” or the “Sub-Adviser”), to serve as the Fund’s investment sub-adviser, responsible for the day-to-day management of the Fund’s portfolio of securities.  Hilton, located at 1010 Franklin Avenue, Garden City, New York 11530, is a registered investment advisor.  As the Fund’s sub-advisor, Hilton will make investment decisions for the Fund and also ensure compliance with the Fund’s investment policies and guidelines.  Established in 2001, Hilton provides investment advisory services to private clients and institutions and had approximately $920 million in assets under management as of September 28, 2016.
William J. Garvey, C. Craig O’Neill and Alexander D. Oxenham serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.


William J. Garvey – Chief Investment Officer. Mr. Garvey is the founder of Hilton Capital Management, LLC and has served as its Chief Investment Officer since 2001. During his thirty years on Wall Street, Mr. Garvey developed a unique investment process that serves as the core for the firm’s investment philosophy. Prior to founding Hilton, Mr. Garvey established a Fixed Income Investment Advisory business at Ashland Management where he served as Head of Portfolio Management, and was also affiliated with Lehman Brothers where he concentrated on the Fixed-Income markets. Mr. Garvey has also been associated with Bache and Co., Dean Witter, and was a founding partner of William J. Garvey and Co., a member firm of the Comex.  Mr. Garvey earned a BS from Fairfield University.


C. Craig O’Neill – President and Chief Executive Officer. Mr. O’Neill is the President and CEO of Hilton Capital Management, LLC, serving in this capacity since 2010.  Prior to joining Hilton, from 2005 to 2010, Mr.

O’Neill was a Managing Director at Rafferty Capital Markets, overseeing their Institutional Equity Sales and Trading as well as the Prime Brokerage group.  Prior to Rafferty Capital, Mr. O’Neill was a partner at CDM LLC, an option specialist firm on the American Stock Exchange, where he served as a Senior Market Maker and Risk Manager. Mr. O’Neill is a graduate of Hobart College with a B.S. in Economics.


Alexander D. Oxenham – Partner and Senior Portfolio Manager.  Mr. Oxenham joined Hilton Capital Management, LLC in 2011 from HSBC Private Bank in New York.  At HSBC, Mr. Oxenham was a Senior Portfolio Manager and Voting Member on the HSBC Private Bank Investment Policy committee for the Americas’ region from 2007-2011.  Prior to HSBC, from 1998-2007, Mr.  Oxenham worked in portfolio management for Mercantile Bankshares, Bankers Trust, Alex Brown/Brown Advisory and Bank of America.  Mr. Oxenham holds a B.S. in International Business from the University of Maryland, College Park and an M.B.A. in Finance from American University, and is a CFA charter holder.  Mr. Oxenham is also a member of the CFA Institute and the New York Society of Security Analysts.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.

Section 3 Shareholder Information
Valuation of Shares
The price of the Fund’s shares is based on its net asset value (“NAV”) per share.  NAV is calculated for each class of the Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class.  The result, rounded to the nearest cent, is the NAV per share.  NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  However, NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC.  The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares.  All valuations are subject to review by the Fund’s Board or its delegate.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents.  For Class A shares, the public offering price includes any applicable initial sales charge.  For Class A shares and Class C shares, the price you pay to sell shares is also the NAV; however, for Class C shares, a contingent deferred sales charge may be taken out of the proceeds.  In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.  Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.
The Board has adopted procedures for valuing investments and have delegated to The Bank of New York Mellon, the Fund’s custodian, under supervision by Destra, the daily valuation of such investments.  The Fund uses independent pricing services to value most loans and other debt securities at their market value.  In determining market value, the pricing service for loans considers information obtained from broker-dealers and the pricing service for debt obligations considers various factors and market information relating to debt obligations.
In certain situations, Destra, with input from the Sub-Adviser, may use the fair value of a security or loan if such security or a loan is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV.  A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.  Because non-U.S. loans and securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed.  Destra expects to use fair value pricing primarily when a security is not priced by a pricing service or a pricing service’s price is deemed unreliable.
Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last price determined by the pricing service or the last bid or ask price in the market.  Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading” section of this Prospectus.  While funds that invest in non-U.S. securities may be at a greater risk for arbitrage activity, such activity may also arise in funds that do not invest in non-U.S. securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security is different from the security’s perceived market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  The Fund’s fair value pricing and frequent trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

Other securities held by the Fund are generally valued at market value.  Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value.  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor.  Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Share Classes
The Fund offers three classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features.  It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice.  Certain financial intermediaries may not offer all funds or all classes of shares.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.  The Fund is only available to U.S. citizens or residents.
If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investment objectives and needs.  Certain classes have higher expenses than others, which may lower the return on your investment.  For further details, please see the Statement of Additional Information.
Class A Shares
Class A shares are generally offered through certain financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, self-directed brokerage accounts and retirement platforms.  Class A shares may be offered with a reduced or waived initial sales charge under certain circumstances.  For more information, please refer to the section entitled “Qualifying for a Reduction or Waiver of Class A Shares Sales Charge” in this Prospectus.  Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients.  In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts or other shareholder services provided on behalf of their clients.

The Class A shares sales charges are as follows:
Initial sales charge on purchases	Up to 4.50%*  Reduction for purchases of $100,000 or more  Waived for purchases of $1 million or more
Deferred sales charge (“CDSC”)	None
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual distribution and/or shareholder servicing fee
Class C Shares
Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients.  Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.
The Class C shares sales charges are as follows:
Initial sales charge on purchases	None
Deferred sales charge (“CDSC”)	1.00% on shares redeemed within 12 months of purchase*
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee); higher annual operating expenses than Class A shares because of higher 12b-1 fee
__________________________
* May be waived under certain circumstances.
Class I Shares
Class I shares are available only to investors listed below.  The following investors may purchase Class I shares or if approved by Destra:

	institutional investors purchasing $100,000 or greater of Class I shares;

	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);


bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

	other Destra investment products;


investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

	clients of a financial representative who are charged a fee for consulting or similar services; and

	corporations, endowments and foundations that have entered into an arrangement with Destra.
Certain intermediaries that have entered into an agreement with Destra Capital Investments LLC (“Destra Capital Investments”) may use Class I shares on their platforms without regard to the stated minimums.  Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds.  Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts or other shareholder services provided on behalf of their clients.
Distribution, Servicing and Administrative Fees
Distribution and Shareholder Servicing Plans
In accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund has adopted shareholder servicing plans for Class A shares and Class C shares (the “Class A Plan” and “Class C Plan,” respectively, or collectively the “Plans”).  Under the Plans, the Fund may pay Destra Capital Investments, the Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares and Class C shares based on average daily net assets of each, up to the following annual rates:

Class	Maximum annual 12b-1 fee for the Fund
Class A shares	0.25%
Class C shares	1.00%*
__________________________
* Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of the Plans, the Fund is authorized to make payments to Destra Capital Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.
Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible to receive 12b-1 fees.  Typically, under the adopted Class C Plan, Destra Capital Investments retains all fees paid for the first 12 months pursuant to the Plan on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of a 1% commission on sales of Class C shares to the financial intermediary.  Accordingly, financial intermediaries will become eligible for monthly compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares.  However, certain financial intermediaries may elect not to receive the initial 1% commission, in which case Destra Capital Investments will pay the monthly 12b-1 fees to such financial intermediary beginning the first month following the purchase of Class C shares as such fees accrue.  The Class C shares for which a financial intermediary elects not to receive the initial 1% commission will not be subject to a CDSC.  Destra Capital Investments is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.  Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
For Class A shares, Class C shares and Class I shares, certain intermediaries pursuant to an agreement with the Fund or its service providers may charge administrative fees for certain services such as recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis.  Because the form and amount charged vary by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries.  The Fund may pay a financial intermediary increased fees if a financial intermediary converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs.

Purchases
Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement accounts.  Generally, purchases of Class I shares may only be made through financial intermediaries and by certain institutional investors.  Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf.  As discussed further in the section entitled “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund.  When considering Fund recommendations made by these intermediaries, you should consider such arrangements.
Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program.  In addition to your full name and date of birth, you will be required to provide your Social Security number and permanent street address to assist in verifying your identity.  Some financial intermediaries may also require that you provide other documents that help to establish your identity.  Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if it is unable to verify a shareholder’s identity.  Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.
Minimum and Maximum Investment Requirements
There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares and Class C shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.  Investors in a defined contribution plan through a third-party administrator should refer to their plan document or contact their plan administrator for additional information.  Accounts that are a part of certain wrap programs may not be subject to these minimums.  Investors should refer to their intermediary for additional information.
There is a $100,000 minimum investment requirement for institutional investors purchasing Class I shares.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same fund.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Directors, officers and employees of Destra and its affiliates, as well as trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms.  For more information about this program and eligibility requirements, please contact a Destra representative at (877) 287-9646.  There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs.  For additional information, contact your intermediary, plan sponsor or administrator or a Destra representative.
If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.
There is a $500,000 maximum on any single purchase of Class C shares.  For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.
The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Periodic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify.  Contact your financial intermediary or a Destra representative, if applicable, for details.  Not all financial intermediaries offer this plan.
Initial Sales Charge
Class A Shares
The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales charge are allocated between Destra Capital Investments and your financial intermediary.  The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None	None	None
__________________________
(1) Offering Price includes the initial sales charge.
Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or in certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.
Class A shares may be offered without an initial sales charge under any of the following conditions:

	purchases of $1 million or more;


purchases (a) for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases, (b) by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Destra Capital Investments, or (c) for certain employee benefits or retirement plans, other than employee benefits or retirement plans that purchase Class A shares through brokerage relationships in which sales charges are customarily imposed;


purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;


purchases by investors maintaining a self-directed brokerage account with a registered broker-dealer that has entered into an agreement with Destra Capital Investments to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;


purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

	registered representatives and other employees of financial intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; or


purchases by (i) directors, officers and employees of Destra and its affiliates, (ii) trustees and officers of the Fund, and (iii) directors and officers of any sub-adviser to a Destra Fund, including retired persons who formerly held such positions and immediate family members of such purchasers.  (Immediate family members are defined as spouses, domestic partners, parents and children.)

To receive a reduced or waived front-end sales charge, you must let your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount.  These other accounts may include the accounts described in the section entitled “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s NAV (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified in the section entitled “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Destra funds) over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the letter.  In order to apply purchases towards the intended amount, you must refer to such letter when placing all orders.
When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse, domestic partner and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single-participant retirement accounts.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com and by following the appropriate hyperlinks to the specific information.
Commission on Class C Shares
Destra Capital Investments may pay to your financial intermediary a commission rate of 1.00% of the NAV of the Class C shares purchased.  Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Exchanges
Contact your financial intermediary (the Fund’s transfer agent at (877) 287-9646 for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds.  As with any investment, be sure to read the prospectus of the fund into which you are exchanging.  An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).  Exchanges are subject to the following conditions:

	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.

	You must meet the minimum investment amount for the Fund.

	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


The exchange privilege is not intended as a vehicle for short-term or frequent trading.  The Fund may suspend or terminate your exchange privilege if you make more than one round-trip in the Fund in a 30-day period and may bar future purchases in the Fund or other Destra funds.  The Fund will work with intermediaries to apply the Fund’s exchange limit.  However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”


Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted.  Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund.  Any such exchanges and any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments.

Waiver of Sales Charges
The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds.  Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the Destra family of funds will not be subject to any applicable CDSC at the time of the exchange.  Any CDSC applicable to redemptions of Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase.  For more information about the CDSC, please refer to the section entitled “Redemptions.”  Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
Redemptions
Generally, redemptions may only be effected through financial intermediaries, retirement platforms and certain institutional investors, as applicable and described above.  It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares.  Contact your financial intermediary or refer to the appropriate plan documents for details.
Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated.  Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents.  Redemption proceeds, less any applicable CDSC for Class C shares, will normally be sent seven calendar days following receipt of the redemption order.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days.  Additionally, the right to require the Fund to redeem your shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion.  However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  In-kind payment means payment will be made in portfolio securities rather than cash.  If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.
Periodic Withdrawal Plan
You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify.  Any resulting CDSC for Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Capital Investments.  The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the NAV of the account.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary, or a Destra representative for Class I shares, for details.  Not all financial intermediaries offer this plan.
Class C Shares CDSC
A 1.00% CDSC will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless a CDSC waiver applies.  The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class C shares.  Among others, these include:

	The death or disability of an account owner and to honor a qualified domestic relationships order (“QDRO”);

	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Capital Investments to waive CDSCs for such accounts;

	Retirement accounts taking required minimum distributions;

	The redemption of Class C shares acquired through reinvestment of Fund dividends or distributions;

	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class C shares during the period during which the CDSC applied;

	If the Fund chooses to liquidate or involuntarily redeem shares in your account; or


If a financial intermediary elects to not receive the initial 1% commission and is receiving 12b-1 fees beginning on the first month following the purchase of Class C shares as such fees accrue, where an agreement is in place between the financial intermediary and Destra.

To keep the CDSC as low as possible, Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Class A Shares Reinstatement Privilege
After you have redeemed Class A shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).

Section 4 General Information
Distributions
The Fund intends to make regular quarterly distributions to shareholders.  Various factors will affect the levels of cash the Fund receive from its investments, as well as the amounts of income and return of capital (in the case of the Fund’s investments in MLPs) represented by such cash.  To permit the Fund to maintain a more stable quarterly distribution, it may distribute less or more than the entire amount of cash it receives from its investments in a particular period.  Any undistributed cash would be available to supplement future distributions and until distributed would add to the Fund’s NAV.  Correspondingly, once distributed, such amounts will be deducted from the Fund’s NAV.
In order to avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.  The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends.  Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation.  Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held.  We cannot predict with respect to a given quarter how much of our net investment income will be included in the distribution we make for that quarter.  Distributions are made at the class level, so they may vary from class to class within the Fund.
Distribution Schedule
Dividends from net investment income and distributions of capital gain are normally declared and distributed in March, June, September and December but, if necessary, may be distributed at other times as well.  Distributions of capital gains are normally declared in December and paid in January.  The date you receive your distribution may vary depending on how your intermediary processes trades.  Please consult your intermediary for details.
How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held.  Dividends and net capital gain that have not yet been distributed are included in the Fund’s daily NAV.  The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.  For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share.  If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.  You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
Taxes
As with any investment, you should consider the tax consequences of investing in the Fund.  Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’.  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund.  You should consult your tax adviser if you have any questions.  Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.
Non-U.S. Income Tax Considerations
Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions.  However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.
Taxes and Tax Reporting
The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gain (which may be taxable at different rates, depending on the length of time the Fund holds its assets).  Dividends from the Fund’s long-term capital gain are generally taxable as capital gain, while dividends from short-term capital gain and net investment income are generally taxable as ordinary income.  However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gain.  The tax you pay on a given capital gain distribution depends generally on how long the Fund has held the portfolio securities it sold.  It does not depend on how long you have owned your Fund shares.  Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.
Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gain that you were paid during the prior year.  If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm.  If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf.  The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.  The sale of shares in your account may produce a gain or loss and is a taxable event.  For tax purposes, an exchange of shares between funds is generally the same as a sale.
Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.
Please consult the Statement of Additional Information and your tax advisor for more information about taxes.
Buying or Selling Shares Close to a Record Date
Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.”  The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.
Foreign Tax Credit
A regulated investment company more than 50% of the value of whose assets consists of stock or securities in non-U.S. corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.
Payments to Financial Intermediaries
From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional or related services.  Such payments may be based on gross sales, assets under management or transactional charges, or on a combination of these factors.  The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries.  Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.

Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.
In addition, for all shares, Destra Capital Investments or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-related services.  Destra Capital Investments or an affiliate may also pay fees, from their own assets, for recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Destra funds.  These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.
Destra or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund.  Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments.  These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.
The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class.  The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.

The payment arrangements described above will not change the price an investor pays for share nor the amount that a Destra fund receives to invest on behalf of the investor.  You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.  Please contact your financial intermediary or plan sponsor for details on such arrangements.
Availability of Portfolio Holdings Information
The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex are designed to be in the best interests of the Fund’s shareholders and to protect the confidentiality of the Fund’s portfolio holdings.  The following describes policies and procedures with respect to the disclosure of portfolio holdings.


Full Holdings: The Fund generally makes available full portfolio holdings or issuer information on the Fund’s website monthly with an approximately 30-day lag.  The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders.  These reports (i) are available on the SEC’s website at www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Destra representative at (877) 287-9646 (toll-free).

	Top 10 Holdings: The Fund’s top 10 portfolio holdings or issuer information is available monthly on the Fund’s website with a 15-day lag.

	Other Information: The Fund provides other portfolio information monthly on the Fund’s website with a 15-day lag.
Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
Frequent Trading
Frequent Trading Policies and Procedures
The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”).  The Fund is intended exclusively for long-term investment and will take reasonable steps to attempt to detect and deter short-term and frequent trading.  Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.  In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered.  As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading.  In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.
Among other safeguards, the Fund attempts to deter frequent trading through the following methods:

	exchange limitations as described in the section entitled “Exchanges”;

	trade monitoring; and

	fair valuation of securities as described in the section entitled “Valuation of Shares.”
Generally, a purchase and redemption of shares from the Fund within 30 days (a “round-trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.
The Fund constantly monitors for patterns of shareholder frequent trading.  Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges.  The Fund may also bar future purchases into the Fund and other Destra funds by such investor.  The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.
The Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.
Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts.  Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.
In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not limited to: requiring that trades be placed by U.S. mail; prohibiting future purchases by investors who have recently redeemed Fund shares; requiring intermediaries to report information about customers who purchase and redeem large amounts; and other similar restrictions.  The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.  Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.
The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Board.  For more information about the Fund’s Frequent Trading Policy and its enforcement, see “Frequent Trading” in the Statement of Additional Information.
Frequent Trading Risks
Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives.  Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.
Funds that invest in non-U.S. securities may be at a greater risk for frequent trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a non-U.S. market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”).  Such arbitrage opportunities may also arise in funds that do not invest in non-U.S. securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.
Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances.  For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary.  Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading.  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.
Shareholder Communications
Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment.  These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations.  Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports.  The Fund’s fiscal year ends on September 30.

Fund Service Providers
The custodian of the assets of the Fund is The Bank of New York Mellon, 2 Hanson Place, Brooklyn, NY 11217.  The custodian also provides certain accounting services to the Fund.  The Fund’s transfer, shareholder services and dividend paying agent, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 5 Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the year ended September 30, 2016 and 2015 has been derived from financial statements audited by Grant Thornton LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.  The information for the years ended September 30, 2014, 2013 and 2012 was audited by the Fund’s independent registered public accounting firm during those periods.

Financial Highlights
	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012
Class A
Net asset value, beginning of year	$19.12	$23.05	$20.35	$18.23	$15.14
Investment operations:
Net investment income[1]	0.26	0.36	0.76	0.34	0.36
Net realized and unrealized gain (loss)	1.77	(3.34)	2.86	2.14	2.99
Net Increase (Decrease) in Net Asset Value from Operations	2.03	(2.98)	3.62	2.48	3.35
Distributions paid to shareholders from:
Net investment income	(0.40)	(0.35)	(0.68)	(0.36)	(0.26)
Net realized gains	(0.31)	(0.60)	(0.24)	–		—[2]
Total distributions	(0.71)	(0.95)	(0.92)	(0.36)	(0.26)
Net asset value, end of year	$20.44	$19.12	$23.05	$20.35	$18.23

TOTAL RETURN[3]	10.89%	(13.43)%	18.14%	13.78%	22.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$8,489	$12,377	$13,236	$23,338	$15,734
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.60%	1.60%	1.60%	1.60%	1.60%
Expenses, prior to expense reimbursements/waivers	2.06%	2.20%	2.06%	2.12%	3.95%
Net investment income	1.34%	1.61%	3.47%	1.77%	2.06%
Portfolio turnover rate	40%	46%	24%	21%	17%
Class C
Net asset value, beginning of year	$17.14	$20.76	$18.41	$16.50	15.00	†
Investment operations:
Net investment income[1]	0.12	0.17	0.47	0.18	0.19	†
Net realized and unrealized gain (loss)	1.57	(2.98)	2.65	1.93	1.41	†
Net Increase (Decrease) in Net Asset Value from Operations	1.69	(2.81)	3.12	2.11	1.60	†
Distributions paid to shareholders from:
Net investment income	(0.27)	(0.21)	(0.53)	(0.20)	(0.10	)†
Net realized gains	(0.31)	(0.60)	(0.24)	–		—2,†
Total distributions	(0.58)	(0.81)	(0.77)	(0.20)	(0.10	)†
Net asset value, end of year	$18.25	$17.14	$20.76	$18.41	16.50	†

	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012
TOTAL RETURN[3]	10.08%	(14.07)%	17.28%	12.89%	10.71	%4†
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$9,394	$15,544	$16,206	$10,114	$5067	†
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.35%	2.35%	2.35%	2.35%	2.35	%5†
Expenses, prior to expense reimbursements/waivers	2.81%	2.45%	2.62%	2.81%	6.67	%5†
Net investment income	0.66%	0.87%	2.39%	1.02%	1.26	%5†
Portfolio turnover rate	40%	46%	24%	21%	17	%4†
Class I
Net asset value, beginning of year	$19.14	$23.06	$20.35	$18.23	$15.14
Investment operations:
Net investment income[1]	0.32	0.42	0.73	0.39	0.38
Net realized and unrealized gain (loss)	1.78	(3.34)	2.95	2.14	3.02
Net Increase (Decrease) in Net Asset Value from Operations	2.10	(2.92)	3.68	2.53	3.40
Distributions paid to shareholders from:
Net investment income	(0.46)	(0.41)	(0.74)	(0.43)	(0.32)
Net realized gains	(0.31)	(0.60)	(0.24)	–		—[2]
Total distributions	(0.77)	(1.01)	(0.98)	(0.43)	(0.32)
Redemption fees	0.00 [2]	0.01	0.01	0.02	0.01
Net asset value, end of year	$20.47	$19.14	$23.06	$20.35	$18.23

TOTAL RETURN[3]	11.24%	(13.14)%	18.52%	14.17%	22.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$18,808	$31,367	$37,488	$13,709	$8,440
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.32%	1.32%	1.32%	1.32%	1.32%
Expenses, prior to expense reimbursements/waivers	1.80%	1.41%	1.59%	1.79%	6.26%
Net investment income	1.65%	1.91%	3.30%	2.02%	2.18%
Portfolio turnover rate	40%	46%	24%	21%	17%
__________________________
† Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1 Based on average shares outstanding.
2 Greater than $0.000, but less than $0.005.
3 Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

4 Not Annualized.

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Capital Investments.  The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus.  Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The Fund’s most recent Statement of Additional Information and certain other information are available free of charge by calling Destra at (877) 287-9646, on the Fund’s website at destracapital.com/literature or through your financial advisor.  Shareholders may call the toll free number above with any inquiries.
You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”).  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C.  Call the SEC at (202) 551-8090 for room hours and operation.  You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520.  The SEC may charge a copying fee for this information.
The Fund is a series of Destra Investment Trust, whose Investment Company Act file number is 811-22417.

Statement of Additional Information
February 1, 2017
Destra Dividend Total Return Fund
TICKER:  Class A‑DHDAX, Class C‑DHDCX, Class I‑DHDIX
This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI expands upon, and should be read in conjunction with, the Prospectus dated February 1, 2017 for the Destra Dividend Total Return Fund (the “Fund”), a series of the Destra Investment Trust.  Copies of the Prospectus may be obtained without charge from the Fund’s website at destracapital.com/literature or by calling (877) 287‑9646.  The audited financial statements for the Fund’s most recent fiscal period appear in the Fund’s Annual Report dated September 30, 2016.  The audited financial statements are incorporated herein by reference and the Annual Report is available without charge from the Fund’s website at destracapital.com/literature or by calling (877) 287‑9646.

Page

Fund History	1
Investment Restrictions	1
Investment Strategies and Risks	4
Management	51
Control Persons and Principal Shareholders	57
Investment Adviser and Sub‑Adviser	58
Administrator	62
Portfolio Transactions	62
Net Asset Value	65
Purchases	66
Distribution and Shareholder Servicing Plans	70
Redemptions	72
Tax Matters	73
Frequent Trading	78
Disclosure of Portfolio Holdings	81
Other Service Providers	82
General Trust Information	82
Appendix A ‑ Proxy Voting Policy and Guidelines	84

Fund History
The Fund is a separate investment portfolio of the Destra Investment Trust (the “Trust”), an open‑end management investment company organized as a Massachusetts business trust on May 25, 2010.  The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.  The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra has retained Hilton Capital Management, LLC (“Hilton” or the “Sub‑Adviser”) to serve as the Fund’s interim investment sub‑adviser, responsible for the day‑to‑day management of the Fund’s portfolio of securities.
Investment Restrictions
The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund.  The fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.”  As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.  Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.  The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:
(1) Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.
(2) Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling non‑U.S. currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward‑commitment or delayed‑delivery basis, and other similar financial instruments).
(3) Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

(4) Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the Securities and Exchange Commission (the “SEC”) or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.
(5) Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.
(6) Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.
(7) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.
(8) Invest 25% or more of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities; and (ii) tax‑exempt securities issued by municipalities and their agencies and authorities are not deemed to be industries.
The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.
For purposes of applying investment restriction (5) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of the such Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets).  In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.  The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law.  As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

For the purpose of investment restriction (8), the Fund will consider all relevant factors in determining who is the issuer of the security, including:  the credit quality of the issuer, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter‑creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the security, the interest rate environment, and general economic conditions applicable to the issuer and such interpositioned person.  Further, the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies will be treated as separate industries for the purpose of this restriction.
The following non‑fundamental investment restriction applies to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Fund’s Board of Trustees (the “Board” or “Board of Trustees”).  No Fund may invest more than 15% of its net assets in illiquid securities (taken at market value), including time deposits and repurchase agreements that mature in more than seven days.
The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.  Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid.  However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid only such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in‑the‑money” (i.e., current market value of the underlying securities minus the option’s strike price).  The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in‑the‑money.”  This policy as to OTC options is not the Fundamental policy of the Fund and may be amended by the Board of Trustees of the Fund without the approval of the Fund’s shareholders.
The Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Internal Revenue Code (the “Code”).  To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income).
Non‑U.S. government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer.  These tax‑related limitations may be changed by the Trustees of the Fund to the extent necessary to comply with changes to the Federal tax requirements.  The Fund is “diversified” under the 1940 Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.
All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.  Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.
Investment Strategies and Risks
In addition to the discussion of investment strategies and risks that appears in the Prospectus, the Fund may (except where indicated otherwise) also implement the following strategies.
144A Securities
The Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  The Trustees have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Trustees.  The Trustees have adopted guidelines and delegated to the Sub‑Adviser the daily function of determining and monitoring liquidity of 144A securities.  The Trustees, however, will retain sufficient oversight and will ultimately be responsible for the determinations.  Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Trustees will carefully monitor the Fund’s investments in these securities.  This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Cash Management
A portion of the Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes.  Such instruments would consist of:  (i) obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed‑income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Sub‑Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.  At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short‑term obligations rated Prime‑1 by Moody’s or A‑1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub‑Adviser.
Commercial Paper
Commercial paper purchasable by the Fund includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act.  Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thereby providing liquidity.  Certain transactions in Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act.  The Fund can purchase commercial paper rated (at the time of purchase) “A‑1” by S&P or “Prime‑1” by Moody’s or when deemed advisable by the Fund’s Sub‑Adviser or sub‑adviser, “high quality” issues rated “A‑2”, “Prime‑2” or “F‑2” by S&P, Moody’s or Fitch, respectively.
Convertible Securities
The Fund has no predetermined limit on the extent to which it may invest in convertible securities, although the Fund does not currently intend for convertible securities to be a primary focus of its investment program.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income.  These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature.  As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the Sub‑Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets.  Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled.  As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk.  As described below, the Fund is authorized to enter into non‑U.S. currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock.  The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate.  At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock.  If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value.  To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value.  A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security.  The yield and conversion premium of convertible securities issued in Japan and the

Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer.  A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued.  If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.  Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Contingent Convertible Securities.  Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like.  This is particularly true in the financial services sector.  While loss absorption language is relatively rare in the preferred and debt markets today, it may become more prevalent.  One preferred or debt structure with loss absorption characteristics is the contingent convertible security (sometimes referred to as a “CoCo”).  These securities provide for mandatory conversion into common stock of the issuer under certain circumstances.  The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy.  In addition, some such instruments have a set stock conversion rate that would cause an automatic write‑down of capital if the price of the stock is below the conversion price on the conversion date.  In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those which would trigger a CoCo.  The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.
Debt Securities
Debt securities, such as bonds, involve credit risk.  This is the risk that the issuer will not make timely payments of, or will be unable to pay, principal and interest.  The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  Credit risk is reduced to the extent the Fund limits its debt investments to U.S. Government Securities.  All debt securities, however, are subject to interest rate risk.  This is the risk that the value of the security may fall when interest rates rise.  If interest rates move sharply in a manner not anticipated by Fund management, the Fund’s investments in debt securities could be adversely affected and the Fund could lose money.  Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.

In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter‑term debt securities.  The Fund is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Fund’s assets will vary.
During periods of rising interest rates, the average life of certain debt securities is extended because of slower than expected principal payments.  This may lock in a below‑market interest rate and extend the duration of these debt securities, especially mortgage‑related securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value.  This is known as extension risk.
Corporate Debt Securities.  Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment‑grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long‑term corporate note issued by a small non‑U.S. corporation from an emerging market country that has not been rated by a Nationally Recognized Statistical Rating Organization may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Depositary Receipts (ADRs, EDRs and GDRs)
The Fund may invest in the securities of non‑U.S. issuers in the form of Depositary Receipts or other securities convertible into securities of non‑U.S. issuers.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments.  ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non‑U.S. corporation.  EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non‑U.S. banks and trust companies, that evidence ownership of either foreign or domestic underlying securities.  GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Depositary Receipts are generally subject to the same risks as the non‑U.S. securities that they evidence or into which they may be converted.  Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non‑U.S. Investments.”

Derivatives
The Fund may use instruments referred to as derivative securities.  Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate).  Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The Fund may use derivatives for hedging purposes.  The Fund may also use derivatives for speculative purposes to seek to enhance returns.  The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions.  When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.  The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Hedging.  Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings.  Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased.  The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio.  There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.  There can be no assurance that the Fund’s hedging strategies will be effective.  The Fund is not required to engage in hedging transactions and the Fund may choose not to do so.
The Fund may use derivative instruments and trading strategies, including the following:
Indexed and Inverse Securities.  The Fund may invest in securities the potential return of which is based on an index or interest rate.  As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate.  The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices.  In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate).  For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases.  If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices.  Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk.  When used for hedging purposes, indexed and inverse securities involve correlation risk.  Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.
Swap Agreements.  Swap agreements are two‑party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.
The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets.
Whether the Fund’s use of swap agreements or options on swap agreements (“swaptions”) will be successful in furthering its investment objectives will depend on the Sub‑Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two‑party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.  Swap agreements are also subject to the risk that the Fund will not be able to meet its obligations to the counterparty.  The Fund, however, will deposit in a segregated account, liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements, if any, or to realize amounts to be received under such agreements.
Credit Derivatives.  The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities.  Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities.  See “—Additional Considerations for Interest Rate Swaps, Swaptions and Credit Derivatives” below.
Credit Default Swap Agreements and Similar Instruments.  The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit‑linked securities.  The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund.  The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up‑front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller, the Fund generally receives an up‑front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.  The Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Sub‑Adviser to be equivalent to such rating.  A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  When the Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
Credit Linked Securities.  Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets.  For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests.  For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.  This, in turn, would reduce the amount of income and principal that the Fund would receive.  The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  It is also expected that the securities will be exempt from registration under the Securities Act.  Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Market Spread Swap.  In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index).  The buyer (fixed‑spread payer) would receive from the seller (fixed‑spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate.  If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate.  Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller.  Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer.  Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.
Interest Rate Swaps.  The Fund may enter into interest rate swap agreements.  The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities.  Interest rate swap agreements are highly specialized investments and are not traded on or regulated by any securities exchange.
An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount.  From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income.  This would cause the value of the swap contract to rise in value, from the payer’s perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income.  Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation.  For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.
The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.
Additional Interest Rate Transactions and Swaptions.  The Fund, to the extent permitted under applicable law, may also enter into forms of swap agreements including interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.  Caps and floors are less liquid than swaps.
The Fund may write (sell) and purchase put and call swaptions.  A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement, or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The Fund may also enter into swaptions on either an asset‑based or liability‑based basis, depending on whether the Fund is hedging its assets or its liabilities.  The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date.  They may also be used for speculation to increase returns.
In a pay‑fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap.  In a received‑fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.  A pay fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise.  A receive fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline.  As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in‑the‑money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.
It is customary market practice for swaptions to be “cash settled” rather than an actual position in an interest rate swap being established at the time of swaption expiration.
Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption.  When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
The Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and the Sub‑Adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines.  If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.
Additional Considerations for Interest Rate Swaps, Swaptions and Credit Derivatives.  The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Interest rate swaps, swaptions, and credit derivatives are usually (1) between an institutional investor and a broker‑dealer firm or bank or (2) between institutional investors.  In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association (“ISDA”).  ISDA represents participants in the privately negotiated derivatives industry.  It helps formulate the investment industry’s position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.
The Fund’s Sub‑Adviser expects that the Fund will be subject to the initial and subsequent mark‑to‑market collateral requirements that are standard among ISDA participants.  These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements.  This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges.  The Fund will be responsible for monitoring the market value of all derivative transactions to insure that they are properly collateralized.
The Fund has instituted procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party.  Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question.  Such valuation will then be compared with the valuation provided by a broker‑dealer or bank that is not a party to the contract.  In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Fund’s Board, which include reference to (1) third‑party information services, such as Bloomberg, and (2) comparison with the Sub‑Adviser’s valuation models.
The use of interest rate swaps, swaptions and credit derivatives are subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the interest rate swap, swaption, or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund.
While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark‑to‑market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between the Fund’s portfolio holdings and swaps, swaptions, or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, the Fund’s use of swaps, swaptions, and credit derivatives to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors.  No assurance can be given that the Sub‑Adviser’s judgment in this respect will be correct.
Total Return Swap Agreements.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.  Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty.  Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments).  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.
Options on Securities and Securities Indices.  The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short‑term interest rates.  Such investments may be made on exchanges and in the over‑the‑counter (“OTC”) markets.  In general, exchange‑traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation.  OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk.  OTC options also involve greater liquidity risk.  See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.
A stock index fluctuates with changes in the market values of the stock included in the index.  Indexes may also be based on an industry or market segment.  Successful use by the Fund of options on stock indexes will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market.  In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.
The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.
Call Options.  The Fund may purchase call options on any of the types of securities or instruments in which it may invest.  A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period.  The Fund also may purchase and sell call options on indices.  Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
The Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options.  A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction.  A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written.  Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.
A call option written by the Fund on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund.
Covered call risk is the risk that the Fund, as a writer of a covered call option, does not generate increased income from the asset.  There are several additional risks associated with transactions in covered call options on securities used in connection with the Fund’s option strategy.  A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well‑conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund.  The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments.  When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker‑dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised.  In addition, in connection with each such transaction the Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker‑dealer), on a marked‑to‑market basis (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio.  Such segregation will not limit the Fund’s exposure to loss.  During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s income with minimal capital risk.  Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge.  Uncovered calls have speculative characteristics and the potential for loss is unlimited.  When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.  If the purchase price exceeds the exercise price, the Fund will lose the difference.
Put Options.  The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return.  By buying a put option, the Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires.  The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs.  Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.  The Fund also may purchase uncovered put options.
The Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets.  The Fund will receive a  premium for writing a put option, which increases the Fund’s return.  The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.
The Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker‑dealer through which it made the uncovered put option.  The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value.  The Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price.  If the price of the securities or instruments increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.  In connection with such a transaction, the Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked‑to‑market basis (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio.  Such segregation will not limit the Fund’s exposure to loss.
Risks Associated with Options.  There are several risks associated with transactions in options on securities and indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over‑the‑counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; the facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.  In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.
The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Options transactions may result in significantly higher transaction costs for the Fund.
Futures.  The Fund may engage in transactions in futures and options on futures.  Futures are standardized, exchange‑traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  No price is paid upon entering into a futures contract.  Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value.  From time to time thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.  Futures involve substantial leverage risk.  The Fund may only enter into futures contracts traded on regulated commodity exchanges.
The sale of a futures contract limits the Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date.  In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive.  In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.
The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices.  A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period.  Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions.  The Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities.  Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.
To maintain greater flexibility, the Fund may invest in instruments which have characteristics similar to futures contracts.  These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time.  The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.
Interest Rate and Stock Index Futures.  The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts for hedging and other appropriate risk‑management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the SEC.  An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract.  An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.
The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).  There is no guarantee that such closing transactions can be effected at any particular time or at all.  In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

Risks Associated with Futures and Options on Futures.  While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so.  Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub‑Adviser’s ability to predict correctly changes in interest rate relationships, the direction of securities prices, currency exchange rates or other factors.  No assurance can be given that the Sub‑Adviser’s judgment in this respect will be correct.  Additional risks associated with the use of futures contracts and options include (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) the possibility that the counterparty will default in the performance of its obligations.
Asset Segregation.  Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts.  The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in a manner similar to that described for covered options on securities.
Federal Income Tax Treatment of Futures Contracts and Options.  The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short‑term or long‑term), may accelerate recognition of income to the Fund and may defer Fund losses.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Fund to mark‑to‑market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.
Non‑U.S. Exchange Transactions.  The Fund may engage in spot and forward non‑U.S. exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns.  Such transactions could be effected with respect to hedges on non‑U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.  As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen‑denominated security.  In such circumstances, for example, the Fund may purchase a non‑U.S. currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date.  To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option.  To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”).  By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.  “Straddles” of the type that may be used by the Fund are considered to constitute hedging transactions.  The Fund will not attempt to hedge all of its non‑U.S. portfolio positions.
Forward Non‑U.S. Exchange Transactions.  Forward non‑U.S. exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract.  Spot non‑U.S. exchange transactions are similar but require current, rather than future, settlement.  The Fund will enter into non‑U.S. exchange transactions for purposes of hedging either a specific transaction or a portfolio position or to seek to enhance returns.  The Fund may enter into a non‑U.S. exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.  The Fund may enter into a non‑U.S. exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future.  The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.  The Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars.  Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaged in proxy hedging.  The Fund may also cross‑hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.  For example, the Fund may hold both Canadian government bonds and Japanese government bonds, and the Sub‑Adviser may believe that Canadian dollars will deteriorate against Japanese yen.  This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the US dollar.  Forward non‑U.S. exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.  The Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross‑hedge”).  The Fund will only enter into a cross‑hedge if the Sub‑Adviser believes that (i) there is a demonstrably high correlation between the currency in which the cross‑hedge is denominated and the currency being hedged, and (ii) executing a cross‑hedge through the currency in which the cross‑hedge is denominated will be significantly more cost‑effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.
Some of the forward non‑U.S. currency contracts that may be entered into by the Fund are classified as non‑deliverable forwards (“NDF”).  NDFs are cash‑settled, short‑term forward contracts that may be thinly traded or are denominated in non‑convertible non‑U.S. currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds.  All NDFs have a fixing date and a settlement date.  The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated.  The settlement date is the date by which the payment of the difference is due to the party receiving payment.  NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars.  They are often used to gain exposure to and/or hedge exposure to non‑U.S. currencies that are not internationally traded.
Currency Futures.  The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon.  Currency futures are similar to forward non‑U.S. exchange transactions except that futures are standardized, exchange‑traded contracts while forward non‑U.S. exchange transactions are traded in the OTC market.  Currency futures involve substantial currency risk, and also involve leverage risk.
Currency Options.  The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options.  Currency options are similar to options on securities.  For example, in consideration for an option premium, the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency.  The Fund may engage in transactions in options on currencies either on exchanges or OTC markets.  The Fund may write covered call options on up to 100% of the currencies in its portfolio.  See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.  Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.
Currency Swaps.  In order to protect against currency fluctuations, the Fund may enter into currency swaps.  The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.  Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specified currencies.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Limitations on Currency Transactions.  The Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency.  Open positions in forward non‑U.S. exchange transactions used for non‑hedging purposes will be covered by the segregation of liquid assets and are marked to market daily.  The Fund’s exposure to futures or options on currencies will be covered as described below under “Risk Factors in Derivatives.”
Risk Factors in Hedging Non‑U.S. Currency.  Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk.  While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate.  Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective.  To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions.  Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward non‑U.S. currency contracts, if any, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency.  There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts.  There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell.  Governmental imposition of credit controls might limit any such forward contract trading.  With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts.  Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.
It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which

Currency Instruments are not available and it is not possible to engage in effective non‑U.S. currency hedging.  The cost to the Fund of engaging in non‑U.S. currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  Since transactions in non‑U.S. currency exchange usually are conducted on a principal basis, no fees or commissions are involved.
Risks and Special Considerations Concerning Derivatives.  Derivatives are volatile and involve significant risks, including:
• Correlation Risk.  Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged (or of a particular market or security to which the Fund seeks exposure).  When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments.  This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.
• Credit Risk.  Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty (or reference entity in a credit default swap or similar derivative) to comply with the terms of a derivative instrument and honor its financial obligations.  The counterparty risk for exchange‑traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange‑traded instrument, provides a guarantee of performance.  For privately‑negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.
• Currency Risk.  Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
• Index Risk.  If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
• Legal Risk.  Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative.  While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff.  Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
• Leverage Risk.  Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
• Liquidity Risk.  Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value.  Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract.  OTC transactions are less liquid than exchange‑traded derivatives since they often can only be closed out with the other party to the transaction.  The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options).  If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out.  These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.  Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.
• Market Risk.  Market risk is the risk that the value of the underlying assets may go up or down.  Adverse movements in the value of an underlying asset can expose the Fund to losses.  Market risk is the primary risk associated with derivative transactions.  Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified.  The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.

• Systemic or “Interconnection” Risk.  Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants.  In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction.  Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations.  This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”  However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price.  It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.  When the Fund engages in such a transaction, the Fund will deposit in a segregated account liquid assets with a value at least equal to the Fund’s exposure, on a mark‑to‑market basis, to the transaction (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.  Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk.  The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price.  The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments.  The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Sub‑Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.  The Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third‑party guaranty or other credit enhancement.

CFTC Regulation and the Code.  Destra has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA.  Destra is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and the Fund is operated so as not to be deemed a “commodity pool” under the regulations of the Commodity Futures Trading Commission, limiting the Fund’s use of certain derivative transactions for non‑“bona fide hedging” purposes.  In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.
Dollar Rolls
A dollar roll transaction involves a sale by the Fund of a mortgage‑backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed‑upon price.  The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.
Dollar rolls are a type of forward commitment transaction.  Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment.  In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction.  Dollar rolls are speculative techniques that can be deemed to involve leverage.  At the time the Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price.  The Fund may engage in dollar roll transactions to enhance return.  Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market.  Successful use of mortgage dollar rolls may depend upon the Sub‑Adviser’s ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.
Equity Securities
Equity securities include common stocks and other securities with equity characteristics. Common stocks represent units of ownership in a company and typically have voting rights and earn dividends.  Dividends on common stocks are not fixed but are declared at the discretion of a company’s board.  Equity securities may also include equity securities of investment companies and exchange‑traded funds.
While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership.  Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations.  For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations.  Stockholders of a company that fares poorly can lose money.
Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices.  The value of a company’s stock may fall because of:
• Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
• Factors affecting an entire industry, such as increases in production costs; and
• Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.
The Fund may invest in securities of issuers with small or medium market capitalizations, which may involve greater risk and price volatility than that customarily associated with investments in larger, more established companies.  This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth.  The securities of small and medium capitalization companies are often traded in the over‑the‑counter (“OTC”) market, and might not be traded in volumes typical of securities traded on a national securities exchange.  Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.
Exchange Traded Notes (“ETNs”)
The Funds may invest in ETNs.  ETNs are generally notes representing debt of the issuer, usually a financial institution.  ETNs combine both aspects of bonds and ETFs.  An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses.  Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market.  However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees.  Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.  An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument.  ETNs also incur certain expenses not incurred by their applicable reference instrument.  Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price.  Levered ETNs are subject to the same risk as other instruments that use leverage in any form.  While leverage allows for greater potential return, the potential for loss is also greater.  Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument.  The market value of ETN shares may differ from the value of the reference instrument.  This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity.  The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  An investor in an ETN could lose some or all of the amount invested.
Non‑U.S. Investments
The Fund may invest in non‑U.S. securities, including securities from issuers located in emerging market countries.  These securities may be denominated in U.S. dollars or in a non‑U.S. currency.  Securities issued by certain companies organized outside the United States may not be deemed to be non‑U.S. securities (but rather deemed to be U.S. securities) if the company’s principal operations are conducted from the United States, the company’s equity securities trade principally on a U.S. stock exchange or the company does a substantial amount of business in the United States.
In addition to equity securities, non‑U.S. investments of the Fund may include: (a) debt obligations issued or guaranteed by non‑U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non‑U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non‑U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non‑U.S. corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero‑coupon securities.

Dividends or interest on, or proceeds from the sale of, non‑U.S. securities may be subject to foreign withholding taxes.
Non‑U.S. Market Risk.  Funds that may invest in non‑U.S. securities offer the potential for more diversification than funds that invest only in the United States because securities traded on non‑U.S. markets have often (though not always) performed differently from securities traded in the United States.  However, such investments often involve risks not typically associated with investments in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money.  In particular, the Fund is subject to the risk that, because there are generally fewer investors on non‑U.S. exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges.  In addition, prices of non‑U.S. securities may fluctuate more than prices of securities traded in the United States.  Investments in non‑U.S. markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on non‑U.S. investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell non‑U.S. securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.  Other potential non‑U.S. market risks include exchange controls, difficulties in pricing securities, defaults on non‑U.S. government securities, difficulties in enforcing favorable legal judgments in non‑U.S. courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount the Fund can earn on its investments.  The expense ratios of the Fund investing significantly in non‑U.S. securities can be expected to be higher than those of investment funds investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non‑U.S. securities, higher commissions paid on comparable transactions on non‑U.S. markets and additional costs arising from delays in settlements of transactions involving non‑U.S. securities.
In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment.  The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  These provisions may restrict the Fund’s investments in certain non‑U.S. banks and other financial institutions.
Non‑U.S. Economy Risk.  The economies of certain non‑U.S. markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Certain such economies may rely heavily on particular industries or non‑U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk.  Because non‑U.S. securities generally are denominated and pay dividends or interest in non‑U.S. currencies, the value of the Fund that invests in non‑U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a non‑U.S. currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a non‑U.S. currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.  In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on non‑U.S. investments by U.S. investors such as the Fund.  If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
Certain Risks of Holding Fund Assets Outside the United States.  The Fund generally holds its non‑U.S. securities in non‑U.S. banks and securities depositories.  Some non‑U.S. banks and securities depositories may be recently organized or new to the non‑U.S. custody business.  In addition, there may be limited or no regulatory oversight over their operations.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a non‑U.S. bank or depository or issuer of a security or any of their agents goes bankrupt.  In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain non‑U.S. markets than in the United States.  The increased expense of investing in non‑U.S. markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Publicly Available Information.  In general, less information is publicly available with respect to non‑U.S. issuers than is available with respect to U.S. companies.  Most non‑U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non‑U.S. stock exchanges has increased in recent years, it remains appreciably below that of the

New York Stock Exchange.  Accordingly, the Fund’s non‑U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.
Settlement Risk.  Settlement and clearance procedures in certain non‑U.S. markets differ significantly from those in the United States.  Non‑U.S. settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions.  These problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Illiquid or Restricted Securities
The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid.  Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security.  Illiquid securities may trade at a discount from comparable, more liquid investments.  Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.  The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short‑term cash requirements or incurring capital losses on the sale of illiquid investments.
The Fund may invest in securities that are not registered under the Securities Act (“restricted securities”).  Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.  In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.  As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities.  To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value.  In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.  If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.  Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks.  These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.  In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Some of these securities are new and complex and trade only among institutions, and the markets for these securities are still developing and may not function as efficiently as established markets.  Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions.  Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement.  If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security.
Inflation Risk
Like all mutual funds, the Fund is subject to inflation risk.  Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Initial Public Offering (“IPO”) Risk
The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall.  If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.  In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.  IPOs have the potential to produce substantial gains.  There is no assurance that any Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance.  The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.  In addition, as the Fund increases in size, the impact of IPOs on its performance will generally decrease.  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.

Investment Companies
The Fund may, subject to applicable law, invest in other investment companies, including money market funds and exchange traded funds, which are typically open‑end funds or unit investment trusts listed on a stock exchange.  In accordance with the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company.
As with other investments, investments in other investment companies are subject to market and selection risk.  In addition, if the Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).  Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.
Restrictions on Certain Investments.  A number of publicly traded closed‑end investment companies have been organized to facilitate indirect non‑U.S. investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds.  There also are investment opportunities in certain of such countries in pooled vehicles that resemble open‑end investment companies.  The 1940 Act restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries.  Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.  If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
Liquidity Management
As a temporary defensive measure, if its Sub‑Adviser determines that market conditions warrant, the Fund may invest without limitation in high quality money market instruments.  The Fund may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests.  High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of non‑U.S. issuers, bank obligations, including U.S. subsidiaries and branches of non‑U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations.  Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.
Master Limited Partnerships
The Fund may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships.  MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.  MLPs generally have two classes of owners, the general partner and limited partners.  When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP.  The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties.  The general partner may be structured as a private or publicly traded corporation or other entity.  The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units.  Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.  MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”).  Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid.  Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages.  Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis.  The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels.  As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.  A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders.  These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers.  Such results benefit all security holders of the MLP.
MLP common units represent a limited partnership interest in the MLP.  Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP.  The Fund intends to purchase common units in market transactions.  Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors.  In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks
The Fund may invest in a broad range of short‑term, high quality, U.S. dollar‑denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets.  Bank obligations include certificates of deposit (“CDs”), notes, bankers’ acceptances (“BAs”) and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions, domestic branches of foreign banks, and also foreign branches of domestic banks having total assets at the time of purchase in excess of $1 billion.  These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation.  In particular, the Fund may invest in:

(a) U.S. dollar‑denominated obligations issued or supported by the credit of U.S. or non‑U.S. banks or savings institutions with total assets in excess of $1 billion (including assets of domestic and non‑U.S. branches of such banks);
(b) high quality commercial paper and other obligations issued or guaranteed by U.S. and non‑U.S. corporations and other issuers rated (at the time of purchase) A‑2 or higher by S&P, Prime‑2 or higher by Moody’s or F‑2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;
(c) unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Sub‑Adviser;
(d) asset‑backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);
(e) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or authorities and related custodial receipts;
(f)  dollar‑denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;
(g) funding agreements issued by highly‑rated U.S. insurance companies;
(h) securities issued or guaranteed by state or local governmental bodies;
(i)  repurchase agreements relating to the above instruments;
(j)   municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities or which otherwise depend directly or indirectly on the credit of the United States;
(k) fixed and variable rate notes and similar debt instruments rated MIG‑2, VMIG‑2 or Prime‑2 or higher by Moody’s, SP‑2 or A‑2 or higher by S&P, or F‑2 or higher by Fitch;
(l)  tax‑exempt commercial paper and similar debt instruments rated Prime‑2 or higher by Moody’s, A‑2 or higher by S&P, or F‑2 or higher by Fitch;
(m) municipal bonds rated A or higher by Moody’s, S&P or Fitch;
(n) unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Fund’s Sub‑Adviser under guidelines established by the Board; and

(o) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.
To the extent consistent with their investment objectives, the Fund may invest in debt obligations of domestic or non‑U.S. corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar‑denominated commercial paper of a non‑U.S. issuer.
Portfolio Turnover Rates
The Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Sub‑Adviser believes investment considerations warrant such sale or purchase.  Portfolio turnover may vary greatly from year to year as well as within a particular year.  High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and reinvestment in other securities.  The sale of the Fund’s securities may result in the recognition of capital gain or loss.  Given the frequency of sales, such gain or loss will likely be short‑term capital gain or loss.  These effects of higher than normal portfolio turnover may adversely affect the Fund’s performance.
The portfolio turnover rates for the fiscal years ended September 30, 2015 and September 30, 2016 are set forth below:
Portfolio Turnover Rate
Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2016
46%	40%
Preferred Stock
The Fund may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts (“REITs”)
In pursuing its investment strategy, the Fund may invest in shares of REITs.  REITs possess certain risks which differ from an investment in common stocks.  REITs are financial vehicles that pool investor’s capital to purchase or finance real estate.  REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.  There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long‑term loans; the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs.  In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.  As REITs generally pay a higher rate of dividends (on a pre‑tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares.  Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.
REITs (especially mortgage REITs) are also subject to interest rate risk.  Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT.  Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline.  During periods when interest rates are declining, mortgages are often refinanced.  Refinancing may reduce the yield on investments in mortgage REITs.  In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies.  REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index.  The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT.  REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments.  REITs may incur significant amounts of leverage.
Real Estate Related Securities
Although the Fund may not invest directly in real estate, the Fund may invest in equity securities of issuers that are principally engaged in the real estate industry.  Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general.  These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean‑up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates.  To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.  Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.
In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.
Repurchase Agreements and Purchase and Sale Contracts
Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with the Fund, to repurchase a security sold to the Fund at a mutually agreed‑upon time and price in a specified currency, thereby determining the yield during the term of the agreement.
A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period.  In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest.  The Fund may enter into “tri‑party” repurchase agreements.  In “tri‑party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.
Repurchase agreements and purchase and sale contracts result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations.  However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities.  In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.
Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.  In the case of a repurchase agreement, as a purchaser, the Fund’s Sub‑Adviser will monitor the creditworthiness of the seller, and the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement.  The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts.  The Fund’s Adviser or Sub‑Adviser will mark‑to‑market daily the value of the securities.  Securities subject to repurchase agreements and purchase and sale contracts will be held by the Fund’s custodian (or sub‑custodian) in the Federal Reserve/Treasury book‑entry system or by another authorized securities depository.
In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price.  Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted.  Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets.  Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price.  The Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest).  The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative.  Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Securities Lending
The Fund may lend portfolio securities with a value not exceeding 33‑1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions.  In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned.  The Fund receives the income on the loaned securities.  Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral.  Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower.  As a result, the Fund’s yield may increase.  Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.  The Fund is obligated to return the collateral to the borrower at the termination of the loan.  The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral.  In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities.  The Fund could also experience delays and costs in gaining access to the collateral.  The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.
The Fund would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans.  Any cash collateral received by the Fund in connection with such loans may be invested in a broad range of high quality, U.S. dollar‑denominated money market instruments that meet the restrictions for money market funds under Rule 2a‑7 of the 1940 Act.  Specifically, cash collateral may be invested in any of the following instruments:  (a) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non‑U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two nationally recognized statistical rating organizations (“NRSROs”), or one if only rated by one NRSRO; (c) U.S. dollar‑denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CDs, BAs and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds.  Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.
Securities of Smaller or Emerging Growth Companies
Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies.  The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general.  These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative.  The Sub‑Adviser believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy.  Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange.  As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Sub‑Adviser’s judgment, such disposition is not desirable.
The process of selection and continuous supervision by the Sub‑Adviser does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved.  Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper.  Investing in small cap and emerging growth companies requires specialized research and analysis.  In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries.  The Sub‑Adviser believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises.  The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position.  Such companies may not be counted upon to develop into major industrial companies, but the Sub‑Adviser believes that eventual recognition of their special value characteristics by the investment community can provide above‑average long‑term growth to the portfolio.  Equity securities of specific small cap issuers may present different opportunities for long‑term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development.  The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.
Short Sales
The Fund may make short sales of securities as a hedge against potential declines in value of a portfolio security.  When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker‑dealer through which it made the short sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
Temporary Defensive Position
While assuming a temporary defensive position, the Fund may invest in cash or cash equivalent short‑term investment grade obligations, including: obligations of the U.S. government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium‑term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset‑backed securities; and repurchase agreements involving the foregoing obligations.  Eurodollar obligations are U.S. dollar obligations issued outside the

United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.  There is generally less publicly available information about non‑U.S. issuers and there may be less governmental regulation and supervision of non‑U.S. stock exchanges, brokers and listed companies.  Non‑U.S. issuers may use different accounting and financial standards, and the addition of non‑U.S. governmental restrictions may affect adversely the payment of principal and interest on non‑U.S. investments.  In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.
Trust Preferred Securities
The Fund may invest in trust preferred securities.  Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities.  The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor.  In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default.  Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature.  In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.  No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open‑market repurchases without regard to whether all payments have been paid.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company.  At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity.  The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.  Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes.  The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt.  Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.
U.S. Government Obligations
The Fund may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. government will provide financial support to U.S. government‑sponsored instrumentalities if it is not obligated to do so by law.  Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)).  These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. government obligations.  These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage‑backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.
Examples of the types of U.S. government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export‑Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board.  The Funds may also invest in mortgage‑related securities issued or guaranteed by U.S. government agencies and instrumentalities, including such instruments as obligations of the Ginnie Mae, Fannie Mae and Freddie Mac.  See “Mortgage‑Backed Securities” above.
U.S. Treasury Obligations.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government.  No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man‑made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes.  There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.  There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company.  Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief.  Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities.  Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants.  Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro‑based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation.  In the United States, most utility companies are regulated by state and/or federal authorities.  Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand.  Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services.  There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries.  In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries.  In some instances, utility companies are operating on an unregulated basis.  Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non‑regulated providers of utility services have become a significant part of their respective industries.  The Sub‑Adviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable.  Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.  The Sub‑Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes.  Of course, there can be no assurance that favorable developments will occur in the future.
Non‑U.S. utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States.  Non‑U.S. utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases.  In addition, many non‑U.S. utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions.  Non‑U.S. regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
The Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world.  For example, the rapid growth of certain non‑U.S. economies will necessitate expansion of capacity in the utility industries in those countries.  Although many non‑U.S. utility companies currently are government‑owned, thereby limiting current investment opportunities for the Fund, the Sub‑Adviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries.  Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster‑growing economies and in mature economies.  Of course, there is no assurance that such favorable developments will occur or that investment opportunities in non‑U.S. markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business.  The Sub‑Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Electric.  The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy‑related services.  In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs.  In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses.  Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas.  Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate.  As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage.  Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.

In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs.  The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction.  Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility.  In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.
The rating agencies look closely at the business profile of utilities.  Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base.  Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated.  On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.
A number of states are considering or have enacted deregulation proposals.  The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices.  Such increased competition may also cause long‑term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value.  Any loss associated with such contracts must be absorbed by ratepayers and investors.  In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment.  In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet.  There is no assurance that current deregulation proposals will be adopted.  However, deregulation in any form could significantly impact the electric utilities industry.
Telecommunications.  The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets.  Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation.  Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non‑regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well.  In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies.  The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses.  Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends.  Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.
Gas.  Gas transmission companies and gas distribution companies are undergoing significant changes.  In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry.  Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices.  In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition.  In the opinion of the Sub‑Adviser, however, environmental considerations could improve the gas industry outlook in the future.  For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation.  However, technological or regulatory changes within the industry may delay or prevent this result.
Water.  Water supply utilities are companies that collect, purify, distribute and sell water.  In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities.  Companies in this industry are generally mature and are experiencing little or no per capita volume growth.  In the opinion of the Sub‑Adviser, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies.  The Sub‑Adviser believes that favorable investment opportunities may result from consolidation of this segment.  As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.
Utility Industries Generally.  There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.
When Issued Securities, Delayed Delivery Securities and Forward Commitments
The Fund may purchase or sell securities that it is entitled to receive on a when issued basis.  The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis).  The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.  When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.
The purchase or sale of when‑issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield.  The price of when‑issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when‑issued securities takes place at a later date, normally one to two months after the date of purchase.  During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser.  Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.  A sale of a when‑issued security also involves the risk that the other party will be unable to settle the transaction.
Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction.  As with when‑issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices.  Forward commitment transactions are executed for existing obligations, whereas in a when‑issued transaction, the obligations have not yet been issued.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered.  Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities.  The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.
If deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases the Fund may realize a taxable capital gain or loss.
When the Fund engages in when‑issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities.
Management
The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees.  The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”).  None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates.  The names, business addresses and year of birth of the trustees and executive officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.  The trustees of the Trust are trustees of four Destra‑sponsored open‑end funds (the “Destra Funds”).

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office andLength of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee over the Last Five Years

Independent Trustees:
John S. Emrich, CFA One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1967	Trustee	Term— Indefinite Length of Service—Since 2014	Private Investor, January 2011 to present; Co‑Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms LLC, June 2012 to present	4	Meridian Fund, Inc. (four portfolios)
Michael S. Erickson One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1952	Trustee	Term— Indefinite Length of Service—Since 2014	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp., 2003 to present; Treasurer, Vice President and Manager, McGee Island LLC, 2015 to present	4	Meridian Fund, Inc. (four portfolios)
James Bernard Glavin One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1935	Trustee	Term— Indefinite Length of Service—Since 2014	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	4	Meridian Fund, Inc. (four portfolios)
Interested Trustee:
Nicholas Dalmaso* One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1965	Trustee, Chairman of the Board	Term— Indefinite Length of Service—Since 2010
General Counsel and Chief Compliance Officer of M1 Holdings LLC, 2015 to present; General Counsel and Chief Compliance Officer of M1 Finance LLC, 2015 to present; General Counsel and Chief Compliance Officer of M1 Advisory Services LLC, 2015 to present; Co‑Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC, 2010 to 2014; Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II, 2010 to 2014.
				4	None
________________________
   Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
* Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with the Destra Funds.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

Officers of the Trust:

Dominic Martellaro One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1961	President and Chief Executive Officer	Term—Indefinite Length of Service—President Since 2016; others Since 2015
President and Chief Executive Officer and Registered Salesperson of Destra Capital Advisors, LLC; Chief Executive Officer and Registered Salesperson of Destra Capital Investments LLC; Member, Destra Capital Management LLC

Derek Mullins One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1973	Chief Financial Officer and Treasurer	Term—IndefiniteLength ofService—Since2016	Director of Operations, Arrowpoint Asset Management, LLC; Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc.
Jane Hong Shissler One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1972	Chief Compliance Officer and Secretary	Term—Indefinite Length of Service—Since 2016	General Counsel, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Management LLC; Partner (2012-2015) and Associate (2005-2012), Chapman and Cutler LLP

Board Leadership Structure and Risk Oversight
The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser.  None of the trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Capital Investments LLC, Destra Capital Management LLC or their affiliates.  In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.
The management of the Fund, including general supervision of the duties performed for the Fund under the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees.  The Board of Trustees sets broad policies for the Fund, chooses the Trust’s officers and hires the Fund’s investment adviser, sub‑adviser and other service providers.  The officers of the Trust manage the day‑to‑day operations and are responsible to the Trust’s Board.  The Trust’s Board is composed of three Independent Trustees and one Interested Trustee.  The Interested Trustee, Nicholas Dalmaso, serves as the Chairman of the Board of the Destra Funds. Dominic Martellaro serves as the President and Chief Executive Officer of the Destra Funds.
Annually, the Board will review its governance structure and the committee structures, their performance and functions and review any processes that would enhance Board governance over the Fund’s business.  The Board has determined that its leadership structure is appropriate based on the characteristics of the Destra Funds as a whole.  The Board considered electing a lead independent trustee but determined that at this time doing so would not be beneficial.
The Board has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Board acts by majority vote of all the trustees, including a majority vote of the Independent Trustees if required by applicable law.
The two standing committees of the Destra Funds are the Nominating and Governance Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating non‑interested persons to the Trust’s Board of Trustees.  Messrs. Emrich, Erickson, Dalmaso and Glavin are members of the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Jane Hong Shissler, Secretary, at the Fund’s address, One North Wacker, 48th Floor, Chicago, Illinois 60606.  Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.  During the last fiscal year, the Nominating and Governance Committee met once.
The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Messrs. Emrich, Erickson and Glavin serve on the Audit Committee.  During the last fiscal year, the Audit Committee met three times.
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund.  The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including oversight of any sub‑advisers, is performed primarily at the Board level in conjunction with Destra’s Investment Committee and the Trust’s Chief Compliance Officer (“CCO”).  Destra’s Investment Committee reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance, as well as information related to sub‑advisers and their operations and processes.  The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs.  The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Board is responsible for all pricing and valuation matters and delegates the day-to-day pricing and valuation obligations to Destra’s Investment Committee.  The Board oversees the pricing agents and actions by Destra’s Investment Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment‑related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations and other individual characteristics and traits in the aggregate.  Each trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from Destra, sub‑advisers, underwriters or other service providers, including any affiliates of these entities.
For each current trustee each of the experiences, qualifications and attributes described in “Management” and described below have led to the conclusion, as of the date of this SAI, that each trustee should serve as a trustee.  References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John S. Emrich.  Mr. Emrich has significant experience in the investment management and financial services industry.  Mr. Emrich served as a financial analyst or portfolio manager for over 14 years for various investment advisory firms and currently serves as a director of Meridian Fund, Inc.  Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.
Michael S. Erickson.  Mr. Erickson has significant leadership and financial management experience, previously serving as Chairman of the Board and Chief Financial Officer of AeroAstro for nearly ten years, and as a Director on the Board of Directors of Decimal, Inc., an online IRA administration company.  Mr. Erickson also currently serves as a director of Meridian Fund, Inc.  He has served as a certified public accountant for Coopers & Lybrand, an accounting firm, and has served as Chief Financial Officer for several companies.  Mr. Erickson holds a Master of Business Administration degree from Stanford Graduate School of Business.
James Bernard Glavin.  Mr. Glavin provides the Board with strong management acumen as he has served as CEO and Chairman of Orchestra Therapeutics, Inc. (formerly known as Immune Response Corp.), a biopharmaceutical company, and as a board member for Althea Tech, a privately held biotechnology company.  Mr. Glavin also currently serves as a director of Meridian Fund, Inc.
Nicholas Dalmaso.  Mr. Dalmaso was the initial trustee of the Trust.  He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc.  His work experience in the mutual fund industry and educational background have prepared him to be a trustee.
The following compensation table provides information (including reimbursement for travel and out‑of‑pocket expenses) for the past fiscal year ended September 30, 2016.  The Trust has no retirement or pension plans.  The officers and Trustee who is an “interested person” as designated above serve without any compensation from the Trust.  The Trust has no employees.  Its officers are compensated by Destra.
Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Destra Funds Paid to Trustees
John S. Emrich, Trustee	$6,458	$0	$0	$25,926
Michael S. Erickson, Trustee	$6,610	$0	$0	$26,884
James Bernard Glavin, Trustee	$6,514	$0	$0	$26,541
Nicholas Dalmaso, Trustee	$9,649	$0	$0	$39,070
The Independent Trustees are paid $4,500 per series as annual compensation for serving as an Independent Trustee of the Trust and $500 per series for attendance at each Nominating and Governance Committee meeting and Audit Committee meeting.  It is anticipated that the

Nominating and Governance Committee will meet once and the Audit Committee will meet twice during the calendar year.  The Chairman of the Board will be paid an additional $3,000 per series per year.  Therefore, the Trust expects to compensate the trustees a total of $6,000 per series for the calendar year with the Chairman receiving $9,000 per series for the calendar year.  In addition, the Independent Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the trustees or any committees of the Board.  The Board has determined that because of Mr. Dalmaso’s prior experience and position with the Trust, as well as his extensive knowledge of and work in the registered investment management industry, Mr. Dalmaso should receive compensation while serving as an Interested Trustee.  In addition to the duties of an Interested Trustee, Mr. Dalmaso serves as a consultant to the Board.  The Trust does not have a retirement or pension plan.
Share Ownership
As of December 31, 2016, the dollar range of equity securities beneficially owned by the trustees is provided in the following table:
Name of Trustee	Dollar Range of EquitySecurities in the Funds	Aggregate Dollar Range of EquitySecurities in All Registered InvestmentCompanies Overseen by Trustee inFamily of Investment Companies
John S. Emrich	None	None
Michael S. Erickson	None	None
James Bernard Glavin	None	None
Nicholas Dalmaso	None	Over $100,000
As of December 31, 2016, none of the Independent Trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.
Control Persons and Principal Shareholders
A control person is a shareholder that (1) beneficially owns, directly or through controlled companies, more than 25% of the voting securities of a company, (2) acknowledges or asserts the existence of control, or (3) has a final adjudication under section 2(a)(9) of the 1940 Act that control exists.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  Any control person of a class, as noted below, may be able to significantly influence the outcome of any item presented to shareholders for approval.

As of January 3, 2017, the following persons or organizations held beneficially or of record 5% or more of the shares of the Fund.
Fund/Class	Name	Address	Percentage of Ownership
Destra Dividend Total Return Fund Class A:	As of January 3, 2017, no shareholder owns 5% or more of the Fund’s outstanding equity.
Destra Dividend Total Return Fund Class C:	As of January 3, 2017, no shareholder owns 5% or more of the Fund’s outstanding equity.
Destra Dividend Total Return Fund Class I:	As of January 3, 2017, no shareholder owns 5% or more of the Fund’s outstanding equity.
As of December 31, 2016, the officers and trustees of the Fund, in the aggregate, owned less than 1% of the equity securities of the Fund.
Investment Adviser and Sub‑Adviser
Investment Adviser
Destra Capital Advisors LLC (“Destra”) is the investment adviser of the Fund, with responsibility for the overall management of the Fund.  It is also responsible for managing the Fund’s business affairs and providing day‑to‑day administrative services to the Fund.  Destra, One North Wacker, 48th Floor, Chicago IL 60606, is a Delaware limited liability company and is a wholly‑owned subsidiary of Destra Capital Management LLC, a holding company.  It is an affiliate of Destra Capital Investments LLC, the principal underwriter of the Fund’s shares.  Destra Capital Investments LLC is also located at One North Wacker, 48th Floor, Chicago IL 60606.
For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to 0.85% of the Fund’s daily net assets.  Destra has agreed to contractually waive its management fee and/or assume the other expenses in order to limit the total annual fund operating expenses of the Fund to certain limits until at least December 31, 2027. Fees waived or expenses assumed pursuant to the arrangement are subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived and/or expenses assumed by the Adviser.

The following table shows the management fees (net of fee waivers and expense reimbursements, where applicable) paid by the Fund to Destra and the fees waived by Destra for the specified periods.
	Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by Destra)	Amount of Fees Waived and Expenses Reimbursed by Destra
For fiscal year ended September 30, 2014	$280,500	$194,798
For fiscal year ended September 30, 2015	$511,801	$144,143
For fiscal year ended September 30, 2016	$174,636	$216,581
The Fund, Destra and other related entities have adopted codes of ethics which significantly restrict Destra Funds personnel with access to non‑public portfolio information from certain personal investment transactions.  These codes of ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions.  These codes of ethics are on public file with, and are available from, the SEC.
Sub‑Adviser
Destra has selected Hilton Capital Management, LLC (“Hilton” or the “Sub‑Adviser”), 1010 Franklin Avenue, Garden City, New York 11530, as sub-adviser to manage the investment portfolio of the Fund on an interim basis.  Pursuant to an interim investment sub‑advisory agreement, Destra has agreed to pay an annualized advisory fee to Hilton a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to Destra for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Destra in respect of the Fund).
Prior to October 1, 2016, Miller/Howard Investments, Inc. (“Miller/Howard”), 10 Dixon Avenue, Woodstock, New York 12498, served as the Fund’s sub-adviser.  Pursuant to an investment sub‑advisory agreement, Destra had agreed to pay an annualized advisory fee to Miller/Howard a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to Destra for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Destra in respect of the Fund).
The following table shows the fees paid by Destra to Miller/Howard for its services for the specified periods.

Amount Paid by Destra to Miller/Howard
For fiscal year ended September 30, 2014	$0
For fiscal year ended September 30, 2015	$221,065
For fiscal year ended September 30, 2016	$59,729
Portfolio Managers
The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand.
William J. Garvey, C. Craig O’Neill and Alexander D. Oxenham serve as the Fund’s portfolio managers and share responsibilities for the day‑to‑day management of the Fund’s investment portfolio.
The tables below illustrate other accounts where each of the above‑mentioned three portfolio managers has significant day‑to‑day management responsibilities as of September 30, 2016.  As of September 30, 2016, the portfolio managers did not receive performance based fees with respect to any account that they manage.
Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
William J. Garvey	Registered Investment Companies	1	$65.8 million
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1,081	$845.9 million
C. Craig O’Neill	Registered Investment Companies	1	$65.8 million
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1,081	$845.9 million
Alexander D. Oxenham	Registered Investment Companies	1	$65.8 million
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1,081	$845.9 million
_________________________
* Total assets reflect accounts managed jointly as part of a team.
Conflicts of Interest.  In addition to the Fund, the portfolio managers jointly manage accounts for and other individual and institutional clients.
As a result, potential conflicts of interest may arise as follows:
• Allocation of Limited Time and Attention.  The portfolio managers may devote unequal time and attention to the management of all accounts.  As a result, the portfolio managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.
• Allocation of Limited Investment Opportunities.  If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.
• Pursuit of Differing Strategies.  At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security.  In these cases, the portfolio managers may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.
• Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio managers differ among accounts.  While Hilton only charges fees based on assets under management, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts.  Consequently, though the differences in such fee rates are slight, the portfolio managers may be motivated to favor certain accounts over others.  In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit Hilton.
Hilton and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Sub‑Adviser and its staff members.  However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
Compensation of the Portfolio Managers.  Hilton compensates the portfolio managers for their management of the Fund.  The portfolio managers’ compensation is based on a combination of competitive base salary and as each is a shareholder of Hilton, a share of the profits from the operations of the firm.  The portfolio managers’ entire compensation package is paid by Hilton and not by any client account or the Adviser.
Ownership of Securities.  As of September 30, 2016, none of the portfolio managers beneficially owned any shares of the Fund.

Proxy Voting Policies
The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.
The Board of Trustees is responsible for oversight of the Fund’s proxy voting process.  The Board has delegated day‑to‑day proxy voting responsibility to Destra, who utilizes Glass, Lewis & Co. Glass, Lewis & Co.’s Proxy Voting Policies and Procedures are set forth in Appendix A.
Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12‑month period ended June 30 will be available upon request and without charge on the Fund’s website at http://destracapital.com, by calling (877) 287‑9646 or by accessing the SEC’s website at http://www.sec.gov.
Administrator
The Bank of New York Mellon (“BNYM”) serves as administrator pursuant to a Fund Administration and Accounting Agreement between the Trust and BNYM, dated November 1, 2010. BNYM, located at 101 Barclay Street, 13E, New York, New York 10286, provides administrative services and valuation and computation services.  The following table sets forth total administrative fees paid by the Fund to BNYM for the specified periods.

For fiscal year ended September 30, 2014	$80,279
For fiscal year ended September 30, 2015	$85,001
For fiscal year ended September 30, 2016	$81,573
Portfolio Transactions
The Sub‑Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business.  It is the policy of the Sub‑Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers, and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions, if any.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark‑ups on principal transactions.  In selecting broker‑dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).
In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub‑Adviser or the Fund.  The Sub‑Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Investment Management Agreement and the Sub‑Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Sub‑Adviser determines in good faith that the amount is reasonable in relation to the services provided.  The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the sub‑advisory fees paid by Destra to the Sub‑Adviser under the Sub‑Advisory Agreement are not reduced as a result of receipt by either Destra or the Sub‑Adviser of research services.
The Sub‑Adviser places portfolio transactions for other advisory accounts managed by it.  Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub‑Adviser in servicing all of its accounts; not all of such services may be used by the Sub‑Adviser in connection with the Fund.  The Sub‑Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, the Sub‑Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  The Sub‑Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub‑Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified periods.

Aggregate Amount of Brokerage Commissions
For fiscal year ended September 30, 2014	$45,377
For fiscal year ended September 30, 2015	$84,104
For fiscal year ended September 30, 2016	$67,161
During the fiscal year ended September 30, 2016, the Fund did not pay commissions to brokers in return for research services.
Payments to financial intermediaries based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.
The following table sets forth the aggregate amount of ticket charges paid to broker‑dealer firms with respect to the sale of Fund shares for the specified periods.

	Name	Amount of Compensation Paid
For fiscal year ended September 30, 2016	Charles Schwab & Co., Inc.	$22,375
	Ameriprise Financial Services, Inc.	$1,080
	UBS Financial Services Inc.	$4,479
	Pershing LLC	$79
	Raymond James & Associates/Raymond James Financial Services, Inc.	$1,096
	National Financial Services LLC	$2,832
	LPL Financial	$179
	Morgan Stanley	$18,060
	Vanguard	$13
During the last fiscal year, the Fund held securities of Wells Fargo & Co., a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of September 30, 2016, the Fund’s investment in Wells Fargo & Co. was 0.02% of the Fund’s net assets.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Destra Capital Investments LLC is a member except under certain limited conditions set forth in Rule 10f‑3.  The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.  In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.
Net Asset Value
As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday).  The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class.  In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and non‑U.S. markets are generally valued at the closing sale prices on such markets.  If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.  Municipal securities held by the Fund are traded primarily in the over‑the‑counter markets.  Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.  Other securities that are traded on the over‑the‑counter markets are generally valued at their closing bid prices.  Non‑U.S. securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE.  The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker‑dealers.  Short‑term securities maturing within 60 days or less are valued on an amortized cost basis.  Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service.  The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.
Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees (the “Valuation Procedures”).  Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non‑valued security and a restricted or non‑public security.  The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain non‑U.S. exchanges and the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over‑the‑counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open).  In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in Japanese markets on certain Saturdays and in various non‑U.S. markets on days which are not business days in New York and on which the Fund’s NAV is not calculated.  The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open.  Such calculation may not take place contemporaneously with the determination of the prices of the non‑U.S. portfolio securities used in such calculation.  If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
To the extent there are any errors in the Fund’s NAV calculation, Destra may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.
Purchases
Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms.  Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset‑based fees for their investment advisers’ advice, which are on top of the Fund’s expenses.  Certain shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.
Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders.  Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods.  The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.  In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares.  Your financial intermediary, plan documents or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.

The expenses to be borne by specific classes of Shares may include (i) transfer agency fees attributable to a specific class of Shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iii) SEC and state securities registration fees incurred by a specific class of Shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (v) litigation or other legal expenses relating to a specific class of Shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of Shares, (vii) accounting expenses relating to a specific class of Shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.
The Trust has established an Anti‑Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti‑money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti‑money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control, and a review of all new account applications.  The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
The Fund does not issue share certificates.  Shares will be registered in the name of the investor or the investor’s financial adviser.  A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor’s behalf.
Class A Shares
The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table.  The Fund receives the NAV.  The sales charge is allocated between your financial intermediary and Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), as shown in the table, except where Destra Capital Investments LLC, in its discretion, allocates up to the entire amount to your financial intermediary.  Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.  Although you pay no initial sales charge on purchases of $1,000,000 or more, Destra Capital Investments LLC may pay, from its own resources, a commission to your financial intermediary on such investments.
Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None	None	None
1 Offering Price includes the initial sales charge.
Below is an example of the method of computing the offering price of Class A shares of the Fund.  The example assumes a purchase on September 30, 2016 of Class A shares of the Fund subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$20.44
Per share sales charge: 4.50% of public offering price (4.71% of net asset value per share)	$0.96
Per share offering price to the public	$21.40
As described in the Prospectus, there are several ways you can combine multiple purchases of Class A shares of the Fund and other Destra Funds that are offered with a sales charge to take advantage of lower sales charges.
Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.
Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra

Capital Investments to sell Class A shares; (ii) directors, officers and employees of Destra Capital Management LLC, and their immediate family members, and its affiliates; and (iii) Trustees and officers, and their immediate family members, of the Fund.  Immediate family members are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents‑in‑law, sons‑in‑law and daughters‑in‑law, siblings, a sibling’s spouse and a spouse’s siblings.  Additionally, certain financial intermediaries have entered into an agreement with Destra Capital Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, their agents, or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Destra funds) over a 13‑month period.  The term of the Letter of Intent will commence upon the date you sign the Letter.  In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.
When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts. In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single participant retirement plans.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com, and by following the appropriate hyperlinks to the specific information.
Class C Shares
Class C shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.
Destra Capital Investments LLC may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C shares purchased.  Service providers to qualified plans will not receive this amount if they receive 12b‑1 fees from the time of initial investment of qualified plan assets in Class C shares.
Class I Shares
Class I shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.
Distribution and Shareholder Servicing Plans
Class A Shares
As described in the Prospectus, Class A shares have adopted distribution and shareholder servicing plans (the “Class A Plan”) in accordance with Rule 12b‑1 under the 1940 Act.  The Class A Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules.  Payments under the Class A Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.  Destra Capital Investments LLC, the Fund’s distributor, authorizes the payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.
Class C Shares
As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b‑1 under the 1940 Act.  The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of the Fund for activities which are primarily intended to result in the sale of Class C shares of such Fund.  In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules.  Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.
Destra Capital Investments LLC is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares.  Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Destra Capital Investments LLC may, pursuant to a written agreement between Destra Capital Investments LLC and a particular financial intermediary, pay such financial intermediary 12b‑1 fees prior to the 13th month following the purchase of Class C shares.  However, certain financial intermediaries may elect to not receive the initial 1% commission, in which case, Destra Capital Investments authorizes the payment of the monthly 12b‑1 fees to such financial intermediary beginning on the first month following the purchase of Class C shares as such fees accrue. The Class C shares for which a financial intermediary elects to not receive the initial 1% commission will not be subject to a contingent deferred sales charge (“CDSC”).

12b‑1 Fees Incurred
During the fiscal year ended September 30, 2016, the Fund incurred 12b‑1 fees pursuant to the Class A Plan and Class C Plan (individually, a “Plan” and collectively, the “Plans”) in the amounts set forth in the table below.
12b‑1 Fees Incurred by the Fund for the Fiscal Year Ended September 30, 2016
Class A	$25,077
Class C	$123,932
Renewal, Amendment and Termination
The Plans and any Rule 12b‑1 related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the trustees, and of a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b‑1 Trustees”).  With the exception of Destra Capital Investments LLC, and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no Trustee of the Fund has a direct or indirect financial interest in the operation of the Plans or any related agreement.  All material amendments to any Plan must be approved by a majority vote of the trustees, including a majority of the 12b‑1 Trustees, at a meeting called for that purpose.  In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding shares of that class of that Fund or by vote of a majority of the 12b‑1 Trustees.
Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms.  In certain circumstances, Class I shares may be redeemed directly with the Fund.  Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders.  Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order.  The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in‑kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion.  If shares are redeemed in‑kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.  The method of valuing securities used to make redemptions in‑kind will be the same as the method of valuing portfolio securities described under “Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days.  Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever:  (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus.  Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C shares redeemed.
Processing or Service Fees
Broker‑dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Consult your broker‑dealer for specific information about any processing or service fees you may be charged.
Tax Matters
Federal Income Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund.  This section is current as of the date of this SAI.  Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers.  For example, these summaries generally do not describe your situation if you are a corporation, a non‑U.S. person, a broker‑dealer, or other investor with special circumstances.  In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund.  The Internal Revenue Service could disagree with any conclusions set forth in this section.  In addition, Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund.  Consequently, these summaries may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to qualify as a “regulated investment company” under the federal tax laws.  If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.  An adverse federal income tax audit of a partnership that the Fund invests in could result in the Fund being required to pay federal income tax or pay a deficiency dividend (without having received additional cash).
Qualification as a Regulated Investment Company
As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long‑term capital gain over net short‑term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax‑exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below.  The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non‑deductible excise tax on certain undistributed earnings.
In addition to satisfying the Distribution Requirement, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non‑U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code).  The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, U.S. Government Securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code).  There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions
Fund distributions are generally taxable.  After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends.  Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates.  Generally, you will treat all capital gains dividends as long‑term capital gains regardless of how long you have owned your shares.  To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below.  In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you.  The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash.  The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any.  The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.  Income from the Fund may also be subject to a 3.8 percent “medicare tax.”  This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.  However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.
Sale or Redemption of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss.  To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction.  Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges.  In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20%  for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets.  Some capital gains dividends may be taxed at a higher rate.  Some portion of your capital gain dividends may be attributable to the Fund’s interest in a master limited partnership which may be subject to a maximum marginal stated federal tax rate of 28%, rather than the rates set forth above.  In addition, capital gain received from assets held for more than one year that is considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) is taxed at a maximum marginal stated federal tax rate of 25%.  In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 28% tax rate or the 25% tax rate, will be made based on rules prescribed by the United States Treasury.  Capital gains may also be subject to the medicare tax described above.  Net capital gain equals net long‑term capital gain minus net short‑term capital loss for the taxable year.  Capital gain or loss is long‑term if the holding period for the asset is more than one year and is short‑term if the holding period for the asset is one year or less.  You must exclude the date you purchase your shares to determine your holding period.  However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long‑term capital loss to the extent of the capital gain dividend received.  The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.  The Code treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.  The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
In‑Kind Distributions
Under certain circumstances, as described in the prospectus, you may receive an in‑kind distribution of Fund securities when you redeem shares or when the Fund terminates.  This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received.  The Internal Revenue Service could however assert that a loss could not be currently deducted.
Exchanges
If you exchange shares of your Fund for shares of another Destra Fund, the exchange would generally be considered a sale for federal income tax purposes.  Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted.  Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund.  Any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments.

Deductibility of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.  In some cases, however, you may be required to treat your portion of these Fund expenses as income.  In these cases you may be able to take a deduction for these expenses.  However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.  Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.
Non‑U.S. Tax Credit
If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries.  In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries.  You may be able to deduct or receive a tax credit for your share of these taxes.
Investments in Certain Foreign Corporations
If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders.  The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.  The Fund may be able to make an election that could ameliorate these adverse tax consequences.  In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax.  Dividends paid by PFICs are not treated as qualified dividend income.
Foreign Investors
If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below.  However, distributions received by a foreign investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to

U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.  Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.  Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non‑U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non‑U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.  Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
Capital Loss Carryforward
Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), net capital losses of the Fund may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders.  As of September 30, 2016, the Fund had net capital losses for federal income tax purposes shown in the table below.  The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses.  These limitations apply when there has been a 50% change in ownership.

Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
-	-
Frequent Trading
The Fund’s Frequent Trading Policy is as follows:
Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks to other shareholders in the Fund.  These risks may include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses.  Therefore, the Board needs to assess whether it is in the best interests of the Fund, overall, to limit individual shareholders’ rights to engage in frequent purchases and redemption of Fund shares.
The Fund was designed for long‑term investors and is not designed for shareholders who engage in frequent purchases and redemption of Fund shares.  These Frequent Trading Policies and Procedures endeavor to detect and deter frequent trading that may be harmful to shareholders, and that is pursued for the purpose of attempting to profit from anticipated short‑term market moves up or down (“market timing”).

(1) General.  The Fund discourages and has established policies and procedures designed to detect and deter frequent trading by investors that is believed to be engaged in for the purpose of market timing.
Shares of the Fund may be held through accounts held in the name of a financial intermediary.  These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund.  The Fund may not have access to information regarding trading activity by individual investors in such accounts and therefore may be unable to monitor individual investors for violations of the Fund’s policy.  The Fund or its agents will seek to have financial intermediaries either provide the necessary individual investor information to the Fund or monitor the trading activity of the individual investors to detect and deter market timing.
(2) Restrictions on Purchases and Redemptions.  The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason including excessive, short‑term or other abusive trading practices which may disrupt portfolio management strategies and harm performance.  The Fund may, at Destra’s sole discretion, exercise these rights for any reason, including any trading believed to fall within the definition of market timing.
The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.
(3) Agreements.  The Fund, Destra or Destra Capital Investments LLC may not enter into any agreement, either explicit or implicit, with any Fund shareholder or other investor that would permit or facilitate market timing in the Fund.
The Fund directs Destra to establish specific procedures to detect and deter market timing in order to implement the foregoing policies.  Under those procedures, Destra shall establish procedures for (i) identifying and reviewing potentially harmful trading activity in direct and omnibus accounts, (ii) identifying transactions subject to sales charges and exception to those policies, and (iii) reporting potential issues and exceptions to the Fund’s CCO.  If Destra determines that frequent trading in any account is due to market timing, Destra, on behalf of the Fund, may reject the purchase or impose restrictions on future purchases or exchanges from that investor until such investor no longer engages in market timing.  Destra must document and maintain all records in connection with its procedures for six years.  Destra will advise the Board of any material changes to its procedures and will periodically report its activities pursuant to these Frequent Trading Policies and Procedures to the Trust’s CCO.  The Trust’s CCO will periodically report to the Board on the effectiveness of these Policies and Procedures.
Underwriter
Destra Capital Investments LLC, One North Wacker, 48th Floor, Chicago IL 60606, a wholly‑owned subsidiary of Destra Capital Management LLC, serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”).  Pursuant to the

Distribution Agreement, the Trust appointed Destra Capital Investments LLC to be its agent for the distribution of the Fund’s shares on a continuous offering basis.  The cash‑compensation rate at which Destra Capital Investments LLC’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust.  The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Fund, for which they receive a higher compensation rate.  You should consider these arrangements when evaluating any recommendations of your registered representative.
Destra Capital Investments LLC sells Shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund.  Pursuant to the Distribution Agreement, Destra Capital Investments LLC, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s Shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.  Destra Capital Investments LLC receives for its services the excess, if any, of the sales price of the Fund’s Shares less the net asset value of those Shares, and remits a majority or all of such amounts to the Dealers who sold the Shares; Destra Capital Investments LLC  may act as such a Dealer.  Destra Capital Investments LLC also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b‑1 and described herein under “Distribution and Service Plan.”  Destra Capital Investments LLC receives CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Destra Capital Investments LLC pursuant to the distribution plan.
The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Destra Capital Investments LLC and the compensation on redemptions and repurchases received by Destra Capital Investments LLC for the Fund for the specified periods.
	Amount of Underwriting Commissions	Amount Retained by the Distributor	Amount of Compensation on Redemptions and Repurchases

For fiscal year ended September 30, 2014	$108,292	$17,033	$5,831
For fiscal year ended September 30, 2015	$125,794	$21,597	$13,071
For fiscal year ended September 30, 2016	$10,621	$1,337	$3,925
Destra may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares.  Destra’s available resources to make these payments include profits from advisory fees received from the Fund.  The services Destra may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.
Disclosure of Portfolio Holdings
The Destra Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings and to ensure that the disclosure of information is in the best interests of the Fund Shareholders.  In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, destracapital.com.  The Fund generally makes available top 10 portfolio holdings or issuer information on the Fund’s website monthly with an approximately 15‑day lag.  The Fund generally makes available full portfolio holdings or issuer information on the Fund’s website monthly with an approximately 30‑day lag.  Additionally, the Fund publishes on the website other portfolio characteristics monthly on a 15‑day lag.  This information will remain available on the website at least until the Fund files with the SEC its Forms N‑CSR or Forms N‑Q for the period that includes the date as of which the website information is current.
Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non‑public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading).  In this connection, the Fund may disclose on an ongoing, daily basis non‑public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and sub‑adviser, independent registered public accounting firm (Grant Thornton LLP), custodian (The Bank of New York Mellon), financial printer (Financial Graphic Service), proxy voting service(s), and to the legal counsel for the Fund (Chapman and Cutler LLP) and the independent trustees (Moye White LLP).
The Fund’s investment adviser and sub‑adviser may also provide certain portfolio holdings information to broker‑dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities.  In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.
Non‑public portfolio holdings information may be provided to other persons if approved by the Fund’s Trustee upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.
Compliance officers of the Fund and its investment adviser and sub‑adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy.  Reports are made to the Fund’s Board of Trustees on an annual basis.
There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.
Other Service Providers
Grant Thornton LLP, 171 N. Clark St., Suite 200, Chicago, IL 60601, independent registered public accounting firm, has been selected as auditors for the Trust.  In addition to audit services, Grant Thornton LLP may provide assistance on accounting and tax and related matters.
The custodian of the assets of the Fund is The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217.  The custodian performs custodial, fund accounting and portfolio accounting services.
The Fund’s transfer, shareholder services, and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
General Trust Information
The Fund is a series of the Trust.  The Trust is an open‑end management investment company under the 1940 Act.  The Trust was organized as a Massachusetts business trust on May 25, 2010.  The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares.  Currently, there are four series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares and Class I shares.  Each class of shares represents an interest in the same portfolio of investments of the Fund.  Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares.  There are no conversion, preemptive or other subscription rights.  The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.
The Trust is not required and does not intend to hold annual meetings of shareholders.  Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees.  The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.  The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A

Proxy Voting Policy and Guidelines

U.S. Guidelines
Election of Directors
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. Glass Lewis believes that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Auditor Ratification
Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends voting against the entire audit committee.
Executive Compensation
Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis believes the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, Glass Lewis believes that it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, Glass Lewis does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
Anti-Takeover Measures
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.  In certain circumstances, Glass Lewis will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable qualifying offer clause.
Compensation, Environmental, Social and Governance Shareholder Initiatives
Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. Glass Lewis feels strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, Glass Lewis believes shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, Glass Lewis recognizes that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.
To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally recommends supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. Glass Lewis generally recommends supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, Glass Lewis also generally recommends supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

International Guidelines
Election of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term.  In Glass Lewis’s view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.
Financial Reporting
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. Glass Lewis will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of its report, Glass Lewis will recommend that shareholders abstain from voting on this proposal.
In many countries, companies must submit the allocation of income for shareholder approval. Glass Lewis will generally recommend voting for such a proposal. However, Glass Lewis will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.
Glass Lewis generally supports management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where Glass Lewis believes the independence of an incumbent auditor or the integrity of the audit has been compromised.
Compensation
Glass Lewis closely reviews companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, Glass Lewis examines how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.
Governance Structure
Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis.  Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, Glass Lewis will analyze each change individually and will recommend voting for the proposal only when Glass Lewis believes that the amendments on balance are in the best interests of shareholders.
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.  In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what it believes to be a reasonable ‘qualifying offer’ clause.
Environmental and Social Risk
Glass Lewis believes companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, Glass Lewis believes companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.
When Glass Lewis identifies situations where shareholder value is at risk, it may recommend voting in favor of a reasonable and well-targeted shareholder proposal if it believes supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, Glass Lewis will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).
Continental Europe Guidelines
Election of Directors
When companies disclose sufficient relevant information, Glass Lewis looks at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, Glass Lewis will consider recommending abstaining on the directors’ election.
Financial Reporting
As a routine matter, shareholders in European companies are either asked to approve a company’s accounts and reports or to acknowledge receipt of the accounts and reports, which have already been approved by the board and management. A company’s consolidated financial statements combine the activities of the company with the activities of its subsidiaries. Some companies may seek separate approval of the consolidated and standalone accounts and reports.  Unless there are concerns about the integrity of the financial statements or reports, Glass Lewis will recommend voting for these proposals. Glass Lewis will generally recommend voting for proposals seeking to acknowledge the receipt of a company’s accounts and reports provided they are available to shareholders.  However, in the event that the audited financial statements have not been made available, Glass Lewis does not believe shareholders have sufficient information to make an informed judgment regarding these matters.  As such, Glass Lewis will recommend that shareholders abstain from voting on the relevant agenda items.
In many European markets, companies must submit the allocation of annual profits or losses for shareholder approval. Glass Lewis will generally recommend voting for such a proposal. With respect to dividends, Glass Lewis generally supports the board’s proposed dividend (or the absence thereof). However, Glass Lewis will give particular scrutiny to cases where a company’s dividend payout ratio, based on consolidated earnings, has decreased to an exceptionally low level (i.e. less than 10%) from a more reasonable payout ratio (i.e. over 10%), or where a company has eliminated dividend payments altogether without explanation. Glass Lewis will also scrutinize dividend payouts that are consistently excessively high relative to peers (i.e. over 100%) without satisfactory explanation. In most cases, Glass Lewis believes the board is in the best position to determine whether a company has sufficient resources to distribute a dividend to shareholders. As such, Glass Lewis will only recommend that shareholders refrain from supporting dividend proposals in exceptional cases.
Executive Compensation
Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis typically looks for compensation arrangements that provide for a mix of performance-based short- and long-term incentives in addition to base salary.
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
Moreover, Glass Lewis believes it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While

Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, it does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
Governance Structure
Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In such cases, Glass Lewis will analyze each change on its own. Glass Lewis will recommend voting for the proposal only when, on balance, it believes that the amendments are in the best interests of shareholders. In Europe, it is common for proposed technical amendments to a company’s articles of association, resulting from changes to corporate law or necessary changes to the wording of an article without changing the meaning of the article, to be bundled together under a single proposal. In such cases, Glass Lewis will recommend voting for the proposal.
Shareholder ratification of board, management and/or auditors’ acts during the previous fiscal year is required in many European markets. The legal consequences of the ratification vary by market, and Glass Lewis’s analysis and recommendations take this into account. Glass Lewis will evaluate each proposal on a case-by-case basis. Unless there are any concerns about the integrity and performance of the individuals being ratified, Glass Lewis will generally recommend voting for this proposal. Glass Lewis may recommend voting against or abstaining from voting on a ratification proposal under the following conditions: (i) members of the board, management or auditing firm have been accused or convicted of fraud or other illegal activities that may be damaging to shareholders’ interests; (ii) the report of the independent auditor notes a material weakness, serious restatement, or failure to comply with accounting norms; (iii) the board has consistently failed to address pressing shareholder concerns; or (iv) other exceptional cases in which the board has clearly failed to protect shareholders’ interests. In addition, when Glass Lewis has serious concerns regarding the actions of the board and no members of the   board are up for election, Glass Lewis is more likely to recommend voting against the ratification of board acts.
Capital Management
Glass Lewis believes that adequate capital stock is important to a company’s operation. European companies are authorized to increase share capital through several methods, which may or may not involve the issuance of shares.
In general, issuing an excessive amount of additional shares and/or convertible securities can dilute existing holders. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares.

Shareholder Initiatives
Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally favor appropriately-crafted proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. Glass Lewis typically prefers to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when Glass Lewis sees a clear and direct link between the proposal and some economic or financial issue for the company. Glass Lewis feels strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including actual director elections and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. Glass Lewis believe that shareholders should hold directors accountable for management and policy decisions through the election of directors.

Prospectus
February 1, 2017
Destra Flaherty & Crumrine Preferred and Income Fund
Class	Ticker Symbol
Class A	DPIAX
Class C	DPICX
Class I	DPIIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
NOT FDIC OR GOVERNMENT INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

- i -

Section 1 Fund Summary
Destra Flaherty & Crumrine Preferred and Income Fund
Investment Objective
The investment objective of Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) is to seek total return, with an emphasis on high current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other Destra mutual funds.  More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 24 of this Prospectus and “Purchases” on page 29 of the Fund’s Statement of Additional Information.
Shareholder Fees
 (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.46%	0.45%	0.44%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.47%	2.21%	1.20%
Fee Waiver[1]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waiver	1.47%	2.21%	1.20%
____________________
1 The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) are 1.50% for Class A, 2.25% for Class C and 1.25% for Class I.  The arrangement will continue in effect until December 31, 2027 and may be terminated or modified prior to December 31, 2027 only with the approval of the Board of Trustees of the Trust.  Fees waived and/or expenses assumed pursuant to the arrangement are subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived and/or expenses assumed by the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Redeemed				Not Redeemed
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$593	$894	$1,217	$2,128	$593	$894	$1,217	$2,128
Class C	$324	$691	$1,185	$2,544	$224	$691	$1,185	$2,544
Class I	$122	$381	$660	$1,455	$122	$381	$660	$1,455
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended September 30, 2016, the predecessor to the Fund, Destra Flaherty & Crumrine Preferred and Income Fund, a series of Destra Investment Trust II

(the “Predecessor Fund”) had a portfolio turnover rate that was 13% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of preferred and income-producing securities, including traditional preferred stock, trust preferred securities, hybrid securities that have characteristics of both equity and debt securities, convertible securities, contingent capital securities (“CoCos”), subordinated debt, senior debt and securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities.
The Fund may also invest up to 15% of its net assets in common stock.  The portions of the Fund’s assets invested in various types of preferred stock, debt or equity may vary from time to time depending on market conditions.  In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services.  The Fund may also invest up to 40% of its net assets in securities of non-U.S. companies.
The Fund will principally invest in (i) investment-grade quality securities or (ii) below investment-grade quality preferred or subordinated securities of companies with investment-grade senior debt outstanding, in either case determined at the time of purchase.  Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.”  However, some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase.  Preferred and debt securities of below investment-grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal.  Due to the risks involved in investing in preferred and debt securities of below investment grade-quality, an investment in the Fund should be considered speculative.  The maturities of preferred and debt securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities.  As of September 30, 2016, the Fund had significant investments in financial services companies.
The Fund is classified as “non-diversified” under the 1940 Act.  As a result, the Fund may invest a relatively high percentage of its assets in a limited number of issuers.
Principal Risks
Risk is inherent in all investing.  The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time.  You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.  The following is a summary description of certain risks of investing in the Fund.

Active Management Risk:  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective.  Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.
Concentration Risk:  The Fund intends to invest 25% or more of its total assets in securities of financial services companies.  This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting financial services companies.
Contingent Capital Securities Risk.  CoCos are another form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers.  These triggers are generally linked to regulatory capital thresholds or other regulatory actions.  CoCos may provide for mandatory conversion into common stock of the issuer under certain circumstances.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy.  In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.  CoCos may be considered to be high-yield securities (a.k.a. “junk” bonds) and, to the extent a CoCo held by the Fund undergo a write down, the Fund may lose some or all of its original investment in the CoCo.  Performance of a CoCo issuer may, in general, be correlated with the performance of other CoCo issuers.  As a result, negative information regarding one CoCo issuer may cause a decline in value of other CoCo issuers.  Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities.  Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time.  As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.
Convertible Securities Risk:  Convertible securities are debt securities or preferred stock that may be converted into common stock.  Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock convertibles).  The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls.  In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Credit Risk:  Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.  Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.
Currency Risk:  Since a portion of the Fund’s assets may be invested in securities denominated in non-U.S. currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.
Cybersecurity Risk:  As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security.  A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity.  Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss.  Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users.  In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches.  The Fund has established risk management systems designed to reduce the risks associated with cyber security.  However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Financial Services Companies Risk:  The Fund invests in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry.  These companies are especially subject to the adverse effects of economic recession; currency exchange rates; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.
General Fund Investing Risks:  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective.  Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

High Yield Securities Risk:  High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative.  These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity.  If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity.  The market for high yield securities is generally smaller and less liquid than that for investment grade securities.  High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets.  Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.  In general, high yield securities may have a greater risk of default than other types of securities.
Income Risk:  The income earned from the Fund’s portfolio may decline because of falling market interest rates.  This can result when the Fund invests the proceeds from new share sales, or from matured or called preferred or debt securities, at market interest rates that are below the portfolio’s current earnings rate.
Interest Rate Risk:  If interest rates rise—in particular, if long-term interest rates rise—the prices of fixed-rate securities held by the Fund will fall.
Investment Companies Risk:  The Fund may satisfy its principal strategy of investing 80% in preferred and income-producing securities by investing in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly.  As with other investments, investments in other investment companies are subject to market and selection risk.  In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.  To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Liquidity Risk:  This Fund, like all open-end funds, is limited to investing up to 15% of its net assets in illiquid securities.  From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices.  It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by fund shareholders.
Market Risk:  Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value.  Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices.  Overall securities values could decline generally or could underperform other investments.

Non-Diversification/Limited Holdings Risk:  The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund can.  As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities.  Furthermore, because the Fund has a relatively small number of issuers, the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.
Non-U.S. Investment Risk:  The Fund invests its assets in income producing and preferred non-U.S. instruments.  Thus, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad.  Non-U.S. markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile.  Trading in non-U.S. markets typically involves higher expense than trading in the United States.  The Fund may have difficulties enforcing its legal or contractual rights in a non-U.S. country.  In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries.  These events may spread to other countries in Europe, including countries that do not use the euro.  These events may affect the value and liquidity of certain of the Fund’s investments.
Preferred Security Risk:  Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments.  Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default.  Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.
Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the Fund.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at destracapital.com or by calling (877) 287-9646.  Performance information in the bar chart and table below for the time period prior to October 1, 2016 is that of the Predecessor Fund.  The Fund is a successor to the Predecessor Fund pursuant to a reorganization that took place as of September 30, 2016.  The Predecessor Fund was managed by the same investment advisor as the Fund and had the same investment objective and investment strategy.
The bar chart below shows the Fund’s performance for Class A shares.  The performance of the other share classes will differ due to their different expense structures.  The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges; if these charges were reflected, the returns would be less than those shown.

The Fund’s highest and lowest quarterly returns were 6.44% and -3.02%, respectively, for the quarters ended March 31, 2012 and December 31, 2016.
The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated to those of a broad-based market index that seeks to track the performance of the preferred securities market.
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.  Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.  After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.
Both the bar chart and the table assume that all distributions have been reinvested.  Performance reflects fee waivers, if any, in effect during the periods presented.  If any such waivers were not in place, returns would be reduced.  The returns that follow reflect sales charges.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception (April 12, 2011)
Class A (return before taxes)	0.38%	6.80%	6.42%
Class A (return after taxes on distributions)	(0.71)%	5.43%	5.10%
Class A (return after taxes on distributions and sale of Fund shares)	0.98%	4.99%	4.71%
Class C (return before taxes)	3.28%	6.99%	6.83%
Class I (return before taxes)	5.32%	8.17%	7.65%
BofA Merrill Lynch 8% Constrained Core West Preferred & Jr. Subordinated Securities Index (reflects no deduction for fees, expenses or taxes)	3.74%	---[2]	---[2]
____________________
1 The inception date of Class C shares is November 1, 2011.
2 The inception date of the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr. Subordinated Securities Index is April 4, 2012.  Therefore, returns are not available for this time period because the index was not yet in existence.
Management
Investment Adviser
 Destra Capital Advisors LLC
Investment Sub-Adviser
Flaherty & Crumrine Incorporated (the “Sub-Adviser”)
Portfolio Managers
Flaherty & Crumrine Incorporated
R. Eric Chadwick	Since 2011
Bradford S. Stone	Since 2011
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms.  The minimum investment for Class A shares and Class C shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts.  The maximum purchase in Class C shares is $500,000 for any single purchase.  The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.  The minimum investment for Class I shares is $100,000 for institutional investors.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day.  Accounts offered through certain intermediary institutions may meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.

Section 2 Additional Information about the Fund
To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies.  However, this Prospectus does not describe all of the Fund’s investment practices.  For additional information on these matters, please see the Statement of Additional Information, which is available by calling (877) 287-9646, writing to Destra Funds at 4400 Computer Drive, Westborough, Massachusetts 01581 or visiting Destra Capital Advisors LLC at destracapital.com/strategies/literature under “Destra Flaherty & Crumrine Preferred and Income Fund.”
Additional Information about the Investment Policies and Strategies
The investment objective of the Fund is to seek total return, with an emphasis on high current income.  The Fund’s investment objective may not be changed without shareholder approval.  The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.
Principal Investment Strategies
80% Policy:  The Fund has policies that require it to invest, in normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in preferred and income-producing securities.  Shareholders will be notified of any changes to this policy at least 60 days in advance of the change and this Prospectus will be supplemented.
Preferred Securities:  Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds.  Similar to bonds, preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock.  On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default.  Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.
Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure.  The retail segment is typified by $25 par securities that are listed on the New York Stock Exchange and which trade and are quoted with accreted dividend or interest income included in the price.  The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade over-the-counter and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.

While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature.  In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer.  No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable, and many preferred securities are non-cumulative, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.
Debt Securities:  The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.
Non-U.S. Investments:  The Fund may invest in income-producing or preferred U.S. dollar-denominated American Depositary Receipts (ADRs), U.S. dollar-denominated non-U.S. stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.  ADRs are receipts issued by a bank or trust company to evidence ownership of the underlying securities issued by non-U.S. companies.
Convertible Securities:  The Fund may invest in convertible securities, which have investment characteristics of both bonds and common stocks.  Convertible securities are debt securities or preferred stock that may be converted into common stock.  Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock).  A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.
Contingent Capital Securities:  CoCos (which generally provide for conversion under certain circumstances) are distinguished as a subset of convertible securities.  Similar to mandatory convertible securities (and unlike traditional convertible securities), some CoCos provide for mandatory conversion under certain circumstances.  The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company’s regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced in come rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. Further, some CoCos have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. In addition, various CoCos may contain features that limit an investor’s ability to convert the security unless certain conditions are met.

Investment Companies:  The Fund may satisfy its principal strategy of investing 80% in preferred and income-producing securities by investing in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly.  The funds may invest in the securities of ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission.  An ETF is a fund that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes.  ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.  As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent the fund invests in other investment companies.  In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs.  Securities of other investment companies may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.
Non-Principal Investment Strategies
In addition to the main strategies discussed above, the Fund may use certain other investment strategies.  The Fund may also engage in the following investments/strategies:
•	Borrowing: The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.
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Hedging:  The Fund may use futures, interest rate swaps, total return swaps, credit default swaps, options and other derivative instruments and may short certain securities to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of their investments to more closely approximate those of the markets in which they invest), to manage cash flows or to preserve capital.

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Illiquid/Restricted Securities:  The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities.  Illiquid securities include those legally restricted as to resale (such as those issued in private placements) include commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.  Certain Section 4(a)(2) and Rule 144A securities may be treated as liquid securities if the Fund determines that such treatment is warranted.  Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

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Repurchase Agreements, Purchase and Sale Contracts:  The Fund may enter into certain types of repurchase agreements or purchase and sale contracts.  Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price.  A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
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Rights:  The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

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Securities Lending:  The Fund may lend securities with a value up to 33-1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral.

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Short-Term Securities:  The Fund will normally invest a portion of its assets in short-term debt securities, money market securities, including repurchase agreements, or cash.  The Fund invests in such securities or cash when Fund management is unable to find enough attractive long-term investments to reduce exposure to stocks when Fund management believes it is advisable to do so or to meet redemptions.  Except during temporary defensive periods, such investments will not exceed 20% of the Fund’s assets.  During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective.

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Temporary Defensive Policy, Cash Equivalents and Short-Term Investments:  Under normal conditions, the Fund invests substantially all of its assets with the goal of attaining its investment objective.  The remainder of the Fund’s assets may be held as cash or invested in short-term securities or cash equivalents.  The percentage of the Fund invested in such holdings varies and depends heavily on current market conditions, among other factors.  For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash.  During such periods, the Fund may not be able to achieve its investment objective.  The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.  For more information on eligible short-term investments, see the Statement of Additional Information.

Additional Information about the Risks
Risk is inherent in any investment.  Investing in a mutual fund—even the most conservative—involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Global turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect a broad range of issuers, which could have an adverse effect on the Fund.  Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.  Because of these and other risks, you should consider an investment in the Fund to be a long-term investment.

Borrowing Risk:  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio.  Borrowing will cost the Fund interest expense and other fees.  The costs of borrowing may reduce the Fund’s return.  Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Concentration Risk:  The Fund invests, under normal market conditions, more than 25% of its total assets in companies principally engaged in financial services.  For purposes of the proposed concentration policy, a company is “principally engaged” in financial services if it derives at least 50% of its revenue from providing financial services.  Financial companies include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.
U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves.  A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt and preferred securities, and limitations on growth.  Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity.  Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends.
Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity.  An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth.  Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity.  In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.
Governmental fiscal and monetary policies and general economic and political conditions can affect the availability and cost of funds to financial services companies, loan demand and asset quality and thereby impact the earnings and financial condition of financial services companies.  In addition, the enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector.  Downturns in a national, regional or local economy or in the general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a bank’s loan portfolio or an insurance company’s investment portfolio, particularly if the portfolio is concentrated in the affected region, industry or market sector.  From time to time, general economic conditions have adversely affected financial institutions’ energy, agricultural, commercial and/or residential real estate, less-developed country, venture capital, technology, telecommunications, and highly leveraged loan portfolios.
Contingent Capital Securities Risk:  Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities typically issued by non-U.S. financial institutions with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy.  Some CoCos provide for a reduction in the value or principal amount of the security under certain circumstances.  In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities.
Convertible Securities Risk:  The Fund has no predetermined limit on the extent to which it may invest in convertible securities, although the Fund does not currently intend for convertible securities to be a primary focus of its investment program.  A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  Before conversion, convertible securities have characteristics similar to non‑convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities are typically senior in rank to common stock in an issuer’s capital structure and, therefore, generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.  The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets.  These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed-income nature.  As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible.  During periods of rising interest rates, it is possible that the potential for capital gains on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.
Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege.  This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege.  This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the “investment value,” represents the security’s theoretical price support level.  “Conversion value” is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege.  Conversion value fluctuates directly with the price of the underlying equity security, usually common stock.  If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value.  This premium represents the price investors are willing to pay for the privilege of purchasing a fixed‑income security with a possibility of capital appreciation due to the conversion privilege.  Accordingly, the conversion value of a convertible security is subject to market risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances.  If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.  In its selection of convertible securities for the Fund, the investment sub-adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund’s investment objectives.  The Fund may convert a convertible security that it holds:
•	when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;
•	to facilitate a sale of the position;
•	if the dividend rate on the underlying common stock increases above the yield on the convertible security; or
•	whenever the investment sub-adviser believes it is otherwise in the best interests of the Fund.
Convertible securities are generally non-investment grade, that is, not rated within the four highest categories by certain ratings agencies.  To the extent that such convertible securities and other nonconvertible debt securities, which are acquired by the Fund consistent with the factors considered by the investment sub-adviser as described in this Prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.
Credit Risk:  Credit risk is the risk that an issuer of a debt security will be unable or unwilling to make interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  Credit risk may be heightened for the Fund because it may invest in “high yield,” “high risk” or “junk” securities; such securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.
Currency Risk:  The value of non-U.S. assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in non-U.S. currency rates and exchange control regulations, application of non-U.S. tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading.  Non-U.S. currencies also are subject to settlement, custodial and other operational risks.  Currency exchange rates can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.  Costs are incurred in connection with conversions between currencies.
Derivatives Risk:  A derivative refers to any financial investment whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.  There is different, and often greater, risk involved when investing in derivatives than the risk associated with investing directly in the underlying securities or index.  These risks include, but are not limited to, market risk, credit risk, leverage risk, management risk and liquidity risk.  Adverse movements in the price or value of the underlying asset, index or rate can lead to significant losses, which may be magnified by certain features of the derivatives.  These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.  In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested.  Derivatives can be highly complex and their use within a management strategy can require specialized skills.  Especially when investing in derivatives, there can be no assurance that a given strategy will work as planned or provide the return expected.  The success of the portfolio managers’ derivatives strategy will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.  Because of their complex nature, derivatives may lose liquidity in a volatile market, raising the possibility that the Fund will not be able to sell them at a sufficient price or in a timely manner.  Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost.
Expense Risk:  Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets.  Accordingly, actual expenses may be greater or less than those indicated.  For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets.  During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Non-U.S. Investments Risk:  Investments in non-U.S. issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.  Because non-U.S. issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such non-U.S. issuers.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.  In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in/or rising government debt levels of several European countries.  These events may spread to other countries in Europe, including countries that do not use the euro.  These events may affect the value and liquidity of certain of the Fund’s investments.
Income Risk:  The income earned from the Fund’s portfolio may decline because of falling market interest rates.  This can result when the Fund invests the proceeds from new share sales, or from matured or called preferred or debt securities, at market interest rates that are below the portfolio’s current earnings rate.
Inflation Risk:  It is possible that the value of assets or income from investments in the Funds will be less in the future as inflation decreases the value of money.
Interest Rate Risk:  Because the Fund invests in fixed-income securities, the Fund is subject to interest rate risk.  Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates.  Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.  Duration is a common measure of interest rate risk.  Duration measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity.  Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates.  The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates.
Investment Risk:  When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.
Liquidity Risk:  Liquidity risk exists when particular investments are difficult to purchase or sell.  The Fund’s investments in illiquid securities, which is limited to 15% of its net assets, may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price.  To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.  Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil.  Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.  In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
Market Risk:  The market values of securities owned by the Fund may decline, at times sharply and unpredictably.  Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices.  These fluctuations could be a sustained trend or a drastic movement and the value of your investment may reflect these fluctuations.

Non-Diversification/Limited Holdings Risk:  Because the Fund is non-diversified, the Fund is exposed to additional market risk.  A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers.  Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which they invest.  Furthermore, because the Fund has a relatively small number of issuers, the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.  The Fund’s relative lack of diversity may subject investors to greater market risk than other more diversified mutual funds.
Non-Investment-Grade Securities Risk:  Non-investment-grade securities are not rated within the four highest categories by certain ratings agencies.  To the extent that such securities, which are acquired by the Fund consistent with the factors considered by the investment adviser as described in this Prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.
Preferred Security Risk:  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments.  In addition, preferred securities may be substantially less liquid than many other securities, such as U.S. government securities or common stock.
Generally, preferred security holders have no voting rights with respect to the issuing company.  In some cases, preferred security holders may have voting rights if preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.  In the case of preferred securities issued by trusts or other special purpose entities, holders generally have no voting rights, except (a) if the issuer fails to pay dividends for a specified period of time or (b) if a declaration of default occurs and is continuing.  In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.
In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated maturity date.  While preferred securities are often initially issued with restrictions on their redemption during the first 5-10 years, after that the issuer typically has the right to redeem the security at par value.  For certain types of preferred securities, a redemption may be triggered even earlier by a change in federal income tax or securities laws or by a change in the capital treatment the issuer receives from its regulator or rating agencies.  A redemption by the issuer may negatively impact the return of the security held by the Fund.
Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (in the case of “noncumulative” preferred securities) or defer (in the case of “cumulative” preferred securities) distributions.  If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report such distributions as income for tax purposes even though it is not receiving the cash associated with such distributions.

From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein.  The Fund reserves the right to invest in these securities if the sub-adviser believes that doing so would be consistent with the Fund’s investment objectives and policies.  Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these instruments may present other risks, such as high price volatility.  The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and similar reforms in non-U.S. jurisdictions could lead to the issuance of new forms of preferred and hybrid preferred securities with features such as automatic equity conversion and/or write-downs from par value under certain circumstances (such as CoCos being issued in non-U.S. jurisdictions).
Repurchase Agreements, Purchase and Sale Contracts Risks:  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Rights Risk:  The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company.  The market for such rights is not well developed and, accordingly, the Fund may not always realize full value on the sale of rights.
Securities Lending Risk:  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all.  As a result, the Fund may lose money and there may be a delay in recovering the loaned securities.  The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.  These events could trigger adverse tax consequences for the Fund.
Securities Selection Risk:  Securities selected by the Sub-Adviser for the Fund may not perform to expectations.  This could result in the Fund’s underperformance compared to other funds with similar investment objectives.
Additional Information about Fees and Expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the section entitled “Fund Summary” in this Prospectus.
•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.
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“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, sub‑accounting and other shareholder services.  You do not pay these fees directly but, as the example in the section entitled “Fund Summary” in this Prospectus shows, these costs are borne indirectly by all shareholders.

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The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra.  Refer to the section entitled “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.

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“Distribution and Service (12b-1) Fees” include a shareholder servicing fee and/or distribution fee of up to 0.25% for Class A and Class C shares and a distribution fee of up to 0.75% for Class C shares.  Because 12b-1 fees are charged as an ongoing fee, over time the fee will reduce the return on your investment and may cost you more than paying other types of sales charges.

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A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase.  The contingent deferred sales charge may be waived for certain investors, as described in the section entitled “Redemptions” in this Prospectus.

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“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the Fund or its service providers for the provision of administrative services, including recordkeeping, sub‑accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.  “Other Expenses” may also include short sale dividend expenses.  These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker.  Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest.  While short sale dividend expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions.

•
As described in the footnotes of the “Annual Fund Operating Expenses” table of this Prospectus, Destra has contractually agreed to waive its management fee and/or assume other expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to certain limits until at least December 31, 2027.

Fund Management
The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra, located at One North Wacker, 48th Floor, Chicago, IL 60606, is a wholly owned subsidiary of Destra Capital Management LLC.  Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.
The Fund pays to Destra a fee, payable monthly in an annual amount equal to 0.75% of the Fund’s daily net assets.  Destra furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and members of the Board who are its affiliates.

A discussion of the Board’s consideration and approval of the Management Agreement and the Investment Sub-Advisory Agreement is available in the Fund’s annual report dated September 30, 2016.
Destra is also responsible for developing the Fund’s investment program and recommending sub‑advisers to the Fund’s Board.  In addition, Destra oversees the Sub-Adviser and reviews the Sub‑Adviser’s performance.
Destra has retained Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”) to serve as the Fund's investment sub-adviser.  Flaherty & Crumrine, located at 301 East Colorado Blvd., Suite 720, Pasadena, CA 91101, has specialized in the management of preferred securities portfolios since 1983 and has managed U.S.-registered closed-end funds since 1991, Flaherty & Crumrine Preferred Income Fund (NYSE: PFD), Flaherty & Crumrine Preferred Income Opportunity Fund (NYSE: PFO), Flaherty & Crumrine Preferred Securities Income Fund (NYSE: FFC), Flaherty & Crumrine Total Return Fund (NYSE: FLC) and Flaherty & Crumrine Dynamic Preferred and Income Fund (NYSE: DFP).  Flaherty & Crumrine had approximately $4.76 billion of assets under management as of December 31, 2016.
R. Eric Chadwick and Bradford S. Stone serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.
•
Mr. Chadwick has managed preferred securities at Flaherty & Crumrine since 1998.  Mr. Chadwick has the primary responsibility of implementing investment strategies and also acts as one of the firm’s traders.  Mr. Chadwick also serves as the Director and President of Flaherty & Crumrine’s closed-end funds.  He earned his B.S. in Economics from the University of Kansas and his M.B.A. from the UCLA Anderson School of Management.

•
Mr. Stone joined Flaherty & Crumrine in May 2003 after a 20-year career on Wall Street.  Since 2006, he has been a member of the firm’s portfolio management team and is responsible for macroeconomic and quantitative research and analysis.  In addition, he directs the credit research group.  He also serves as the Chief Financial Officer of Flaherty & Crumrine’s closed-end funds.  Mr. Stone earned his A.B. in Economics from Dartmouth College and his M.B.A. from the Wharton Graduate School of Business.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.

Section 3 Shareholder Information
Valuation of Shares
The price of the Fund’s shares is based on its net asset value (“NAV”) per share.  NAV is calculated for each class of the Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class.  The result, rounded to the nearest cent, is the NAV per share.  NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  However, NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC.  The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares.  All valuations are subject to review by the Fund’s Board or its delegate.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents.  For Class A shares, the public offering price includes any applicable initial sales charge.  For Class A shares and Class C shares, the price you pay to sell shares is also the NAV; however, for Class C shares, a contingent deferred sales charge may be taken out of the proceeds.  In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.  Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.
The Board has adopted procedures for valuing investments and have delegated to The Bank of New York Mellon, the Fund’s custodian, under supervision by Destra, the daily valuation of such investments.  The Fund uses independent pricing services to value most loans and other debt securities at their market value.  In determining market value, the pricing service for loans considers information obtained from broker-dealers and the pricing service for debt obligations considers various factors and market information relating to debt obligations.
In certain situations, Destra, with input from the Sub-Adviser, may use the fair value of a security or loan if such security or a loan is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV.  A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.  Because non-U.S. loans and securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed.  Destra expects to use fair value pricing primarily when a security is not priced by a pricing service or a pricing service’s price is deemed unreliable.
Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last price determined by the pricing service or the last bid or ask price in the market.  Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading” section of this Prospectus.  While funds that invest in non-U.S. securities may be at a greater risk for arbitrage activity, such activity may also arise in funds that do not invest in non-U.S. securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security is different from the security’s perceived market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  The Fund’s fair value pricing and frequent trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
Other securities held by the Fund are generally valued at market value.  Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value.  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor.  Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Share Classes
The Fund offers three classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features.  It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice.  Certain financial intermediaries may not offer all funds or all classes of shares.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.  The Fund is only available to U.S. citizens or residents.
If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investment objectives and needs.  Certain classes have higher expenses than others, which may lower the return on your investment.  For further details, please see the Statement of Additional Information.

Class A Shares
Class A shares are generally offered through certain financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, self-directed brokerage accounts and retirement platforms.  Class A shares may be offered with a reduced or waived initial sales charge under certain circumstances.  For more information, please refer to the section entitled “Qualifying for a Reduction or Waiver of Class A Shares Sales Charge” in this Prospectus.  Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients.  In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, sub‑accounting, order processing for omnibus or networked accounts or other shareholder services provided on behalf of their clients.
The Class A shares sales charges are as follows:
Initial sales charge on purchases	Up to 4.50%* • Reduction for purchases of $100,000 or more • Waived for purchases of $1 million or more
Deferred sales charge (“CDSC”)	None
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual distribution and/or shareholder servicing fee
Class C Shares
Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients.  Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, sub‑accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class C shares sales charges are as follows:
Initial sales charge on purchases	None
Deferred sales charge (“CDSC”)	1.00% on shares redeemed within 12 months of purchase*
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee); higher annual operating expenses than Class A shares because of higher 12b-1 fee
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* May be waived under certain circumstances.
Class I Shares
Class I shares are available only to investors listed below.  The following investors may purchase Class I shares or if approved by Destra:
•	institutional investors purchasing $100,000 or greater of Class I shares;
•	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);
•
bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
•	other Destra investment products;
•
investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

•	clients of a financial representative who are charged a fee for consulting or similar services; and
•	corporations, endowments and foundations that have entered into an arrangement with Destra.

Certain intermediaries that have entered into an agreement with Destra Capital Investments LLC (“Destra Capital Investments”), the Fund’s distributor, may use Class I shares on their platforms without regard to the stated minimums.  Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds.  Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, sub‑accounting, order processing for omnibus or networked accounts or other shareholder services provided on behalf of their clients.
Distribution, Servicing and Administrative Fees
Distribution and Shareholder Servicing Plans
In accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund has adopted shareholder servicing plans for Class A shares and Class C shares (the “Class A Plan” and “Class C Plan,” respectively, or collectively the “Plans”).  Under the Plans, the Fund may pay Destra Capital Investments, the Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares and Class C shares based on average daily net assets of each, up to the following annual rates:
Class	Maximum Annual 12b-1 Fee for the Fund
Class A shares	0.25%
Class C shares	1.00%*
____________________
* Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of the Plans, the Fund is authorized to make payments to Destra Capital Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.
Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible to receive 12b-1 fees.  Typically, under the adopted Class C Plan, Destra Capital Investments retains all fees paid for the first 12 months pursuant to the Plan on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of a 1% commission on sales of Class C shares to the financial intermediary.  Accordingly, financial intermediaries will become eligible for monthly compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares.  However, certain financial intermediaries may elect not to receive the initial 1% commission, in which case Destra Capital Investments will pay the monthly 12b-1 fees to such financial intermediary beginning the first month following the purchase of Class C shares as such fees accrue.  The Class C shares for which a financial intermediary elects not to receive the initial 1% commission will not be subject to a CDSC.  Destra Capital Investments is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.  Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
For Class A shares, Class C shares and Class I shares, certain intermediaries pursuant to an agreement with the Fund or its service providers may charge administrative fees for certain services such as recordkeeping, sub‑accounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis.  Because the form and amount charged vary by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries.  The Fund may pay a financial intermediary increased fees if a financial intermediary converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs.
Purchases
Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement accounts.  Generally, purchases of Class I shares may only be made through financial intermediaries and by certain institutional investors.  Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf.  As discussed further in the section entitled “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund.  When considering Fund recommendations made by these intermediaries, you should consider such arrangements.
Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program.  In addition to your full name and date of birth, you will be required to provide your Social Security number and permanent street address to assist in verifying your identity.  Some financial intermediaries may also require that you provide other documents that help to establish your identity.  Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if it is unable to verify a shareholder’s identity.  Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.
Minimum and Maximum Investment Requirements
There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares and Class C shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.  Investors in a defined contribution plan through a third-party administrator should refer to their plan document or contact their plan administrator for additional information.  Accounts that are a part of certain wrap programs may not be subject to these minimums.  Investors should refer to their intermediary for additional information.
There is a $100,000 minimum investment requirement for institutional investors purchasing Class I shares.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same fund.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Directors, officers and employees of Destra and its affiliates, as well as trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms.  For more information about this program and eligibility requirements, please contact a Destra representative at (877) 287-9646.  There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs.  For additional information, contact your intermediary, plan sponsor or administrator or a Destra representative.
If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.
There is a $500,000 maximum on any single purchase of Class C shares.  For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.
The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Periodic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify.  Contact your financial intermediary or a Destra representative, if applicable, for details.  Not all financial intermediaries offer this plan.
Initial Sales Charge
Class A Shares
The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales charge are allocated between Destra Capital Investments and your financial intermediary.  The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None	None	None
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(1) Offering Price includes the initial sales charge.
Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or in certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

Class A shares may be offered without an initial sales charge under any of the following conditions:
•	purchases of $1 million or more;
•
purchases (a) for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases, (b) by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Destra Capital Investments, or (c) for certain employee benefits or retirement plans, other than employee benefits or retirement plans that purchase Class A shares through brokerage relationships in which sales charges are customarily imposed;

•
purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

•
purchases by investors maintaining a self-directed brokerage account with a registered broker-dealer that has entered into an agreement with Destra Capital Investments to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•
purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

•	registered representatives and other employees of financial intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; or
•
purchases by (i) directors, officers and employees of Destra and its affiliates, (ii) trustees and officers of the Fund, and (iii) directors and officers of any sub-adviser to a Destra Fund, including retired persons who formerly held such positions and immediate family members of such purchasers.  (Immediate family members are defined as spouses, domestic partners, parents and children.)

To receive a reduced or waived front-end sales charge, you must let your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount.  These other accounts may include the accounts described in the section entitled “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s NAV (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified in the section entitled “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $100,000 or more of Class A shares (including Class A shares in other series of the Destra funds) over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the letter.  In order to apply purchases toward the intended amount, you must refer to such letter when placing all orders.
When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse, domestic partner and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single-participant retirement accounts.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com and by following the appropriate hyperlinks to the specific information.
Commission on Class C Shares
Destra Capital Investments may pay to your financial intermediary a commission rate of 1.00% of the NAV of the Class C shares purchased.  Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.
Exchanges
Contact your financial intermediary (the Fund’s transfer agent at (877) 287-9646 for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds.  As with any investment, be sure to read the prospectus of the fund into which you are exchanging.  An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).  Exchanges are subject to the following conditions:
•	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.
•	You must meet the minimum investment amount for the Fund.
•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
The exchange privilege is not intended as a vehicle for short-term or frequent trading.  The Fund may suspend or terminate your exchange privilege if you make more than one round-trip in the Fund in a 30-day period and may bar future purchases in the Fund or other Destra funds.  The Fund will work with intermediaries to apply the Fund’s exchange limit.  However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

•
Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted.  Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund.  Any such exchanges and any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments.

Waiver of Sales Charges
The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds.  Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the Destra family of funds will not be subject to any applicable CDSC at the time of the exchange.  Any CDSC applicable to redemptions of Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase.  For more information about the CDSC, please refer to the section entitled “Redemptions.”  Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
Redemptions
Generally, redemptions may only be effected through financial intermediaries, retirement platforms and certain institutional investors, as applicable and as described above.  It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares.  Contact your financial intermediary or refer to the appropriate plan documents for details.
Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated.  Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents.  Redemption proceeds, less any applicable CDSC for Class C shares, will normally be sent seven calendar days following receipt of the redemption order.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days.  Additionally, the right to require the Fund to redeem your shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion.  However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  In-kind payment means payment will be made in portfolio securities rather than cash.  If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.
Periodic Withdrawal Plan
You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify.  Any resulting CDSC for Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Capital Investments.  The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the NAV of the account.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary, or a Destra representative for Class I shares, for details.  Not all financial intermediaries offer this plan.
Class C Shares CDSC
A 1.00% CDSC will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless a CDSC waiver applies.  The CDSC will be based on the lower of the original purchase price or the value of the redemption of Class C shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class C shares.  Among others, these include:
•	The death or disability of an account owner and to honor a qualified domestic relationships order (“QDRO”);
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Capital Investments to waive CDSCs for such accounts;
•	Retirement accounts taking required minimum distributions;

•	The redemption of Class C shares acquired through reinvestment of Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class C shares during the period during which the CDSC applied;
•	If the Fund chooses to liquidate or involuntarily redeem shares in your account; or
•
If a financial intermediary elects not to receive the initial 1% commission and is receiving 12b-1 fees beginning on the first month following the purchase of Class C shares as such fees accrue, where an agreement is in place between the financial intermediary and Destra.

To keep the CDSC as low as possible, Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Class A Shares Reinstatement Privilege
After you have redeemed Class A shares, you have a onetime right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).

Section 4 General Information
Distributions
In order to avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.  The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends.  Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation.  Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held.  Distributions are made at the class level, so they may vary from class to class within the Fund.
Distribution Schedule
Dividends from net investment income are normally declared and distributed monthly and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well.  The date you receive your distribution may vary depending on how your intermediary processes trades.  Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held.  Dividends and net capital gains that have not yet been distributed are included in the Fund’s daily NAV.  The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.  For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share.  If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.  You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
Taxes
As with any investment, you should consider the tax consequences of investing in the Fund.  Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’.  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund.  You should consult your tax adviser if you have any questions.  Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.
Non-U.S. Income Tax Considerations
Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions.  However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.
Taxes and Tax Reporting
The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets).  Dividends from the Fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income.  However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains.  The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold.  It does not depend on how long you have owned your Fund shares.  Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.
Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.  If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm.  If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf.  The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.  The sale of shares in your account may produce a gain or loss, and is a taxable event.  For tax purposes, an exchange of shares between funds is generally the same as a sale.
Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.
Please consult the Statement of Additional Information and your tax advisor for more information about taxes.
Buying or Selling Shares Close to a Record Date
Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.”  The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.
Foreign Tax Credit
A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.
Payments to Financial Intermediaries
From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional or related services.  Such payments may be based on gross sales, assets under management or transactional charges, or on a combination of these factors.  The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries.  Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.
Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.
In addition, for all shares, Destra Capital Investments or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-related services.  Destra Capital Investments or an affiliate may also pay fees, from their own assets, for recordkeeping, sub‑accounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Destra funds.  These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.
Destra or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund.  Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments.  These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.
The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class.  The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.
The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Destra fund receives to invest on behalf of the investor.  You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.  Please contact your financial intermediary or plan sponsor for details on such arrangements.
Availability of Portfolio Holdings Information
The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex are designed to be in the best interests of the

Fund’s shareholders and to protect the confidentiality of the Fund’s portfolio holdings.  The following describes policies and procedures with respect to the disclosure of portfolio holdings.
•
Full Holdings:  The Fund generally makes available full portfolio holdings or issuer information on the Fund’s website monthly with an approximately 30-day lag.  The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders.  These reports (i) are available on the SEC’s website at www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Destra representative at (877) 287-9646 (toll-free).

•	Top 10 Holdings: The Fund’s top 10 portfolio holdings or issuer information is available monthly on the Fund’s website with a 15-day lag.
•	Other Information: The Fund provides other portfolio information monthly on the Fund’s website with a 15-day lag.
Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
Frequent Trading
Frequent Trading Policies and Procedures
The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”).  The Fund is intended exclusively for long-term investment and will take reasonable steps to attempt to detect and deter short-term and frequent trading.  Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.  In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered.  As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading.  In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.
Among other safeguards, the Fund attempts to deter frequent trading through the following methods:

•	exchange limitations as described in the section entitled “Exchanges”;
•	trade monitoring; and
•	fair valuation of securities as described in the section entitled “Valuation of Shares.”
Generally, a purchase and redemption of shares from the Fund within 30 days (a “round-trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.
The Fund constantly monitors for patterns of shareholder frequent trading.  Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges.  The Fund may also bar future purchases into the Fund and other Destra funds by such investor.  The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.
The Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.
Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts.  Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.
In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not limited to: requiring that trades be placed by U.S. mail; prohibiting future purchases by investors who have recently redeemed Fund shares; requiring intermediaries to report information about customers who purchase and redeem large amounts; and other similar restrictions.  The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.  Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.
The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Board.  For more information about the Fund’s Frequent Trading Policy and its enforcement, see “Frequent Trading” in the Statement of Additional Information.
Frequent Trading Risks
Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives.  Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.
Funds that invest in non-U.S. securities may be at a greater risk for frequent trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a non-U.S. market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”).  Such arbitrage opportunities may also arise in funds that do not invest in non-U.S. securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.
Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances.  For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary.  Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading.  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.
Shareholder Communications
Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment.  These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations.  Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports.  The Fund’s fiscal year ends on September 30.
Fund Service Providers
The custodian of the assets of the Fund is The Bank of New York Mellon, 2 Hanson Place, Brooklyn, NY 11217.  The custodian also provides certain accounting services to the Fund.  The Fund’s transfer, shareholder services and dividend paying agent, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 5 Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the years ended September 30, 2016 and 2015 has been derived from financial statements audited by Grant Thornton LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.  The information for the years ended September 30, 2014, 2013 and 2012 was audited by the Fund’s independent registered public accounting firm during those periods.

Financial Highlights
	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012
Class A
Net asset value, beginning of year	$17.07	$16.94	$15.98	$16.87	$14.82
Investment operations:
Net investment income[1]	0.78	0.84	0.84	0.88	0.87
Net realized and unrealized gain (loss)	1.03	0.06	0.96	(0.80)	1.70
Net Increase in Net Asset Value from Operations	1.81	0.90	1.80	0.08	2.57
Distributions paid to shareholders from:
Net investment income	(0.68)	(0.77)	(0.84)	(0.97)	(0.52)
Net realized gain	–	–	–	— [2]	—	[2]
Total distributions	(0.68)	(0.77)	(0.84)	(0.97)	(0.52)
Net asset value, end of year	$18.20	$17.07	$16.94	$15.98	$16.87

TOTAL RETURN[2]	10.84%	5.38%	11.49%	0.42%	17.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$78,613	$21,718	$12,532	$21,319	$12,120
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.46%	1.50%	1.50%	1.50%	1.50%
Expenses, prior to expense reimbursements/waivers	1.46%	2.12%	2.26%	1.99%	4.78%
Net investment income	4.46%	4.86%	5.08%	5.22%	5.44%
Portfolio turnover rate	13%	29%	27%	49%	45%
Class C
Net asset value, beginning of year	$17.14	$17.00	$16.03	$16.89	$15.00	†
Investment operations:
Net investment income[1]	0.65	0.71	0.75	0.76	0.72	†
Net realized and unrealized gain (loss)	1.04	0.07	0.93	(0.81)	1.43	†
Net Increase (Decrease) in Net Asset Value from Operations	1.69	0.78	1.68	(0.05)	2.15	†
Distributions paid to shareholders from:
Net investment income	(0.55)	(0.64)	(0.71)	(0.81)	(0.26	)†
Net realized gain	–	–	–	— [2]	—	2†
Total distributions	(0.55)	(0.64)	(0.71)	(0.81)	(0.26	)†
Net asset value, end of year	$18.28	$17.14	$17.00	$16.03	16.89	†

TOTAL RETURN[2]	10.03%	4.64%	10.68%	(0.34)%	14.49	%4†
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$29,023	$8,408	$5,327	$4,099	$2,549	†

	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012

Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.20%	2.25%	2.25%	2.25%	2.25	%5†
Expenses, prior to expense reimbursements/waivers	2.20%	2.69%	3.10%	3.09%	8.58	%5†
Net investment income	3.69%	4.09%	4.47%	4.51%	4.86	%5†
Portfolio turnover rate	13%	29%	27%	49%	45	%4†
Class I
Net asset value, beginning of year	$17.00	$16.86	$15.89	$16.79	$14.79
Investment operations:
Net investment income [1]	0.83	0.88	0.92	0.92	0.95
Net realized and unrealized gain (loss)	1.03	0.06	0.92	(0.80)	1.67
Net Increase in Net Asset Value from Operations	1.86	0.94	1.84	0.12	2.62
Distributions paid to shareholders from:
Net investment income	(0.73)	(0.82)	(0.88)	(1.03)	(0.62)
Net realized gain	–	–	–	— [3]	—	[3]
Total distributions	(0.73)	(0.82)	(0.88)	(1.03)	(0.62)
Redemption fees	0.01	0.02	0.01	0.01	—	[2]
Net asset value, end of year	$18.14	$17.00	$16.86	$15.89	$16.79

TOTAL RETURN[2]	11.24%	5.77%	11.93%	0.72%	18.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$129,427	$29,417	$22,260	$15,268	$12,577
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.19%	1.22%	1.22%	1.22%	1.22%
Expenses, prior to expense reimbursements/waivers	1.19%	1.47%	1.64%	1.55%	5.19%
Net investment income	4.75%	5.10%	5.58%	5.50%	5.86%
Portfolio turnover rate	13%	29%	27%	49%	45%
____________________
† Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1. Based on average shares outstanding.
2. Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the invest advisor.

3. Greater than $0.000, but less than $0.005.
4. Not Annualized.
5. Annualized.

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Capital Investments.  The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus.  Additional information about the Fund’s investments will be is available in the annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The Fund’s most recent Statement of Additional Information and certain other information are available free of charge by calling Destra at (877) 287-9646, on the Fund’s website at destracapital.com/literature or through your financial advisor.  Shareholders may call the toll free number above with any inquiries.
You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”).  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C.  Call the SEC at (202) 551-8090 for room hours and operation.  You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520.  The SEC may charge a copying fee for this information.
The Fund is a series of Destra Investment Trust, whose Investment Company Act file number is 811-22417.

Statement of Additional Information
February 1, 2017
Destra Flaherty & Crumrine Preferred and Income Fund

Ticker:  Class A‑DPIAX, Class C‑DPICX, Class I‑DPIIX
This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI expands upon, and should be read in conjunction with, the Prospectus dated February 1, 2017, for the Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”), a series of the Destra Investment Trust.  Copies of the Prospectus may be obtained without charge from the Fund’s website at destracapital.com/strategies/literature or by calling (877) 287-9646.  The audited financial statements for the Fund’s most recent fiscal year appear in the Fund’s Annual Report dated September 30, 2016.  The audited financial statements are incorporated herein by reference and the Annual Report is available without charge from the Fund’s website at destracapital.com/strategies/literature or by calling (877) 287-9646.

Page
Fund History	1
Investment Restrictions	1
Investment Strategies and Risks	4
Management	39
Control Persons and Principal Shareholders	45
Investment Adviser and Sub-Adviser	46
Administrator	50
Portfolio Transactions	50
Net Asset Value	53
Purchases	54
Distribution and Shareholder Servicing Plans	59
Redemptions	60
Tax Matters	61
Frequent Trading	66
Disclosure of Portfolio Holdings	68
Other Service Providers	70
General Trust Information	70
Appendix A — Proxy Voting Procedure	71

Fund History
The Fund is a separate investment portfolio of the Destra Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on May 25, 2010.  The Fund is non-diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.  The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra has retained Flaherty & Crumrine Incorporated (“Flaherty & Crumrine” or the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser, responsible for the day-to-day management of the Fund’s portfolio of securities.
On September 9, 2015, the Fund changed its name to Destra Flaherty & Crumrine Preferred and Income Fund from Destra Preferred and Income Securities Fund.
Prior to September 30, 2016, the Fund was a series of Destra Investment Trust II, which is an open-end management investment company organized as a Massachusetts business trust on January 27, 2011.
Investment Restrictions
The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund.  The fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.”  As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.  Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.  The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:
(1) Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.
(2) Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling non-U.S. currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).
(3) Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.
(4) Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the Securities and Exchange Commission (the “SEC”) or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.
(5) Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.
(6) Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.
(7) Invest 25% or more of its total assets in the securities of companies primarily engaged in any one industry, except that the Fund will invest at least 25% of its total assets in companies in the financial services sector, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities are not deemed to be industries.
The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.
For purposes of applying investment restriction (5) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33-1/3% of the Fund’s total assets).  In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.  The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law.  As such, these limitations will change as the statutes, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
For the purpose of investment restriction (7), the Fund will consider all relevant factors in determining who is the issuer of the security, including:  the credit quality of the issuer, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the security, the interest rate environment, and general economic conditions applicable to the issuer and such interpositioned person.  Further, the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies will be treated as separate industries for the purpose of this restriction.
The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Fund’s Board of Trustees (the “Board” or “Board of Trustees”).  The Fund may not:
(1) Invest more than 15% of its net assets in illiquid securities (taken at market value), including time deposits and repurchase agreements that mature in more than seven days; or
(2) Purchase securities on margin or effect short sales, except that the Fund may (a) obtain such short term credits as may be necessary for the clearance of purchases or sales of securities, (b) make margin deposits in connection with transaction in options on securities, futures and options on futures, and (c) make short sales of securities “against the box.”
All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.  Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Board of Trustees.
The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in preferred and income-producing securities.  As a result, the Fund must provide shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to any change of the Fund’s Name Policy.  For purpose of the Name Policy, the Fund considers the term “investments” to include both direct investments and indirect investments (e.g., investments in an underlying fund, derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country or geographic region through direct investment or indirect investments.

Investment Strategies and Risks
In addition to the discussion of investment strategies and risks that appears in the Prospectus, the Fund may (except where indicated otherwise) also implement the following strategies.
144A Securities
The Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  The Trustees have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Trustees.  The Trustees have adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring liquidity of 144A securities.  The Trustees, however, will retain sufficient oversight and will ultimately be responsible for the determinations.  Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Trustees will carefully monitor the Fund’s investments in these securities.  This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.
Cash Management
A portion of the Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes.  Such instruments would consist of: (i) obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Sub-Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.  At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser.
Commercial Paper
Commercial paper purchasable by the Fund includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act.  Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thereby providing liquidity.  Certain transactions in

Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act.  The Fund can purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or when deemed advisable by the Fund’s Sub-Adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income.  These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature.  As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the Sub-Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets.  Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled.  As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk.  As described below, the Fund is authorized to enter into non-U.S. currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock.  The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.”  To the extent interest rates change, the investment value of the convertible security typically will fluctuate.  At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock.  If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value.  To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value.  A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security.  The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the claim of the common stockholders but it may be subordinated to other debt securities of the same issuer.  A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued.  If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.  Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Contingent Capital Securities.  Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like.  This is particularly true in the financial services sector.  While loss absorption language is relatively rare in the preferred and debt markets today, it may become more prevalent.  One preferred or debt structure with loss absorption characteristics is the contingent capital security (“CoCo”).  These securities provide for mandatory conversion into common stock of the issuer under certain circumstances.  The mandatory conversion might be automatically triggered for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy.  In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.  In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those which would trigger a CoCo.  The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.
Debt Securities
Debt securities, such as bonds, involve credit risk.  This is the risk that the issuer will not make timely payments of, or will be unable to pay, principal and interest.  The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  Credit risk is reduced to the extent the Fund limits its debt investments to U.S. Government Securities.  All debt securities, however, are subject to interest rate risk.  This is the risk that the value of the security may fall when interest rates rise.  If interest rates move sharply in a manner not anticipated by Fund management, the Fund’s investments in debt securities could be adversely affected and the Fund could lose money.  Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.  In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.  The Fund is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Fund’s assets will vary.
During periods of rising interest rates, the average life of certain debt securities is extended because of slower than expected principal payments.  This may lock in a below-market interest rate and extend the duration of these debt securities, especially mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value.  This is known as extension risk.
Corporate Debt Securities.  Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small non-U.S. corporation from an emerging market country that has not been rated by a Nationally Recognized Statistical Rating Organization may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Depositary Receipts (ADRs, EDRs and GDRs)
The Fund may invest in the securities of non-U.S. issuers in the form of Depositary Receipts or other securities convertible into securities of non-U.S. issuers.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary

Receipts (“GDRs”) and other similar global instruments.  ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation.  EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either foreign or domestic underlying securities.  GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Depositary Receipts are generally subject to the same risks as the non-U.S. securities that they evidence or into which they may be converted.  Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”
Derivatives
The Fund may use instruments referred to as derivative securities.  Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate).  Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The Fund may use derivatives for hedging purposes.  The Fund may also use derivatives for speculative purposes to seek to enhance returns.  The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions.  When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.  The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Hedging.  Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings.  Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased.  The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio.  There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.  There can be no assurance that the Fund’s hedging strategies will be effective.  The Fund is not required to engage in hedging transactions and the Fund may choose not to do so.

The Fund may use derivative instruments and trading strategies, including the following:
Indexed and Inverse Securities.  The Fund may invest in securities the potential return of which is based on an index or interest rate.  As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate.  The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices.  In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate).  For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases.  If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices.  Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk.  When used for hedging purposes, indexed and inverse securities involve correlation risk.  Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.
Swap Agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.
Whether the Fund’s use of swap agreements or options on swap agreements (“swaptions”) will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.  Swap agreements are also subject to the risk that the Fund will not be able to meet its obligations to the counterparty.  The Fund, however, will deposit in a segregated account, liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements, if any, or to realize amounts to be received under such agreements.
Credit Derivatives.  The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities.  Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities.  See “—Additional Considerations for Interest Rate Swaps, Swaptions and Credit Derivatives” below.
Credit Default Swap Agreements and Similar Instruments.  The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities.  The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund.  The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.  The Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating.  A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  When the Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
Credit Linked Securities.  Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets.  For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests.  For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.  This, in turn, would reduce the amount of income and principal that the Fund would receive.  The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  It is also expected that the securities will be exempt from registration under the Securities Act.  Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Market Spread Swap.  In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index).  The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate.  If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate.  The Fund may utilize market spread swaps to “lock in” the yield (or price) of a security or index without having to purchase the reference security or index.  Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund’s portfolio relative to a benchmark Treasury security.  Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller.  Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer.  Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

Interest Rate Swaps.  The Fund may enter into interest rate swap agreements.  The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities.  Interest rate swap agreements are highly specialized investments and are not traded on or regulated by any securities exchange.
An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount.  From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income.  This would cause the value of the swap contract to rise in value, from the payer’s perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income.  Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of its fixed rate payment obligation.  For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.
Additional Interest Rate Transactions and Swaptions.  The Fund, to the extent permitted under applicable law, may also enter into forms of swap agreements including interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.  Caps and floors are less liquid than swaps.
The Fund may write (sell) and purchase put and call swaptions.  A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement, or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities.  The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date.  They may also be used for speculation to increase returns.
In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap.  In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.  A pay fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise.  A receive fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline.  As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.
It is customary market practice for swaptions to be “cash settled” rather than an actual position in an interest rate swap being established at the time of swaption expiration.  The Sub-Adviser expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.
Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption.  When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
The Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and the Sub-Adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines.  If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.
Additional Considerations for Interest Rate Swaps, Swaptions and Credit Derivatives.  The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Interest rate swaps, swaptions, and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors.  In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association (“ISDA”).  ISDA represents participants in the privately negotiated derivatives industry.  It helps formulate the investment industry’s position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.
The Fund’s Sub-Adviser expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants.  These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements.  This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges.  The Fund will be responsible for monitoring the market value of all derivative transactions to insure that they are properly collateralized.

The Fund has instituted procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party.  Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question.  Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract.  In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Fund’s Board, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with the Sub-Adviser’s valuation models.
The use of interest rate swaps, swaptions and credit derivatives are subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the interest rate swap, swaption, or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund.
While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between the Fund’s portfolio holdings and swaps, swaptions, or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, the Fund’s use of swaps, swaptions, and credit derivatives to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors.  No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct.
Total Return Swap Agreements.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.  Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

Options on Securities and Securities Indices.  The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates.  Such investments may be made on exchanges and in the over-the-counter (“OTC”) markets.  In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation.  OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk.  OTC options also involve greater liquidity risk.  See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.
Call Options.  The Fund may purchase call options on any of the types of securities or instruments in which it may invest.  A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period.  The Fund also may purchase and sell call options on indices.  Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
The Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options.  A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction.  A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written.  Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.
A call option written by the Fund on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund.
Covered call risk is the risk that the Fund, as a writer of a covered call option, does not generate increased income from the asset.  There are several additional risks associated with transactions in covered call options on securities used in connection with the Fund’s option strategy.  A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
Risks Associated with Options.  There are several risks associated with transactions in options on securities and indices.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; the facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.  In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.
The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.  Options transactions may result in significantly higher transaction costs for the Fund.
Futures.  The Fund may engage in transactions in futures and options on futures.  Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  No price is paid upon entering into a futures contract.  Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value.  From time to time thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.  Futures involve substantial leverage risk.  The Fund may only enter into futures contracts traded on regulated commodity exchanges.
The sale of a futures contract limits the Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date.  In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive.  In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.
The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices.  A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period.  Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions.  The Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities.  Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.
To maintain greater flexibility, the Fund may invest in instruments which have characteristics similar to futures contracts.  These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time.  The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.
Interest Rate and Stock Index Futures.  The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the SEC.  An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract.  An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.
The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).  There is no guarantee that such closing transactions can be effected at any particular time or at all.  In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.
Risks Associated with Futures and Options on Futures.  While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so.  Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in interest rate relationships, the direction of securities prices, currency exchange rates or other factors.  No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct.  Additional risks associated with the use of futures contracts and options include (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) the possibility that the counterparty will default in the performance of its obligations.
Asset Segregation.  Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside, in a segregated account, liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts.  The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in a manner similar to that described for covered options on securities.
Federal Income Tax Treatment of Futures Contracts and Options.  The Fund’s transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code (the “Code”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.
Non-U.S. Exchange Transactions.  The Fund may engage in spot and forward non-U.S. exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.  Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.  As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security.  In such circumstances, for example, the Fund may purchase a non-U.S. currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date.  To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option.  To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”).  By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.  “Straddles” of the type that may be used by the Fund are considered to constitute hedging transactions.
Forward Non-U.S. Exchange Transactions.  Forward non-U.S. exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract.  Spot non-U.S. exchange transactions are similar but require current, rather than future, settlement.  The Fund may enter into non-U.S. exchange transactions for purposes of hedging either a specific transaction or a portfolio position.  The Fund may enter into a non-U.S. exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.  The Fund may enter into a non-U.S. exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the

Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future.  The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.  The Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars.  Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaged in proxy hedging.  The Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.  For example, the Fund may hold both Canadian government bonds and Japanese government bonds, and the Sub-Adviser may believe that Canadian dollars will deteriorate against Japanese yen.  This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the US dollar.  Forward non-U.S. exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.  The Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged.
Some of the forward non-U.S. currency contracts that may be entered into by the Fund are classified as non-deliverable forwards (“NDF”).  NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible non-U.S. currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds.  All NDFs have a fixing date and a settlement date.  The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated.  The settlement date is the date by which the payment of the difference is due to the party receiving payment.  NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars.  They are often used to gain exposure to and/or hedge exposure to non-U.S. currencies that are not internationally traded.
Currency Futures.  The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon.  Currency futures are similar to forward non-U.S. exchange transactions except that futures are standardized, exchange-traded contracts while forward non-U.S. exchange transactions are traded in the OTC market.  Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options.  The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options.  Currency options are similar to options on securities.  For example, in consideration for an option premium, the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency.  The Fund may engage in transactions in options on currencies either on exchanges or OTC markets.  The Fund may write covered call options on up to 100% of the currencies in its portfolio.  See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.  Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.
Currency Swaps.  In order to protect against currency fluctuations, the Fund may enter into currency swaps.  The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.  Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specified currencies.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Limitations on Currency Transactions.  The Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency.  Open positions in forward non-U.S. exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily.  The Fund’s exposure to futures or options on currencies will be covered as described below under “Risks and Special Considerations Concerning Derivatives.”
Risk Factors in Hedging Non-U.S. Currency.  Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk.  While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate.  Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective.  To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions.  Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward non-U.S. currency contracts, if any, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency.  There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts.  There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell.  Governmental imposition of credit controls might limit any such forward contract trading.  With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts.  Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.
It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective non-U.S. currency hedging.  The cost to the Fund of engaging in non-U.S. currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  Since transactions in non-U.S. currency exchange usually are conducted on a principal basis, no fees or commissions are involved.
Risks and Special Considerations Concerning Derivatives.  Derivatives are volatile and involve significant risks, including:
• Correlation Risk.  Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged (or of a particular market or security to which the Fund seeks exposure).  When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments.  This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.
• Credit Risk.  Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty (or reference entity in a credit default swap or similar derivative) to comply with the terms of a derivative instrument and honor its financial obligations.  The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance.  For privately-negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

• Currency Risk.  Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
• Index Risk.  If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
• Legal Risk.  Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative.  While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff.  Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
• Leverage Risk.  Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
• Liquidity Risk.  Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value.  Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract.  OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.  The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options).  If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out.  These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.  Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.
• Market Risk.  Market risk is the risk that the value of the underlying assets may go up or down.  Adverse movements in the value of an underlying asset can expose the Fund to losses.  Market risk is the primary risk associated with derivative transactions.  Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified.  The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.
• Systemic or “Interconnection” Risk.  Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants.  In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction.  Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations.  This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price.  It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.  When the Fund engages in such a transaction, the Fund will deposit, in a segregated account, liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.  Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk.  The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price.  The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.  The Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.
CFTC Regulation and the Code.  Destra has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA.  Destra is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and the Fund is operated so as not to be deemed a “commodity pool” under the regulations of the Commodity Futures Trading Commission, limiting the Fund’s use of certain derivative transactions for non-bona fide hedging” purposes.  In addition, certain provisions of the Internal Revenue Code (the “Code”) may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.
Dollar Rolls
A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.
Dollar rolls are a type of forward commitment transaction.  Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment.  In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction.  Dollar rolls are speculative techniques that can be deemed to involve leverage.  At the time the Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price.  The Fund may engage in dollar roll transactions to enhance return.  Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market.  Successful use of mortgage dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Equity Securities
Equity securities include common stocks and other securities with equity characteristics.  Common stocks represent units of ownership in a company and typically have voting rights and earn dividends.  Dividends on common stocks are not fixed but are declared at the discretion of a company’s board.  Equity securities may also include equity securities of investment companies and exchange-traded funds.
While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership.  Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations.  For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations.  Stockholders of a company that fares poorly can lose money.
Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices.  The value of a company’s stock may fall because of:
• Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
• Factors affecting an entire industry, such as increases in production costs; and
• Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.
The Fund may invest in securities of issuers with small or medium market capitalizations, which may involve greater risk and price volatility than that customarily associated with investments in larger, more established companies.  This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth.  The securities of small and medium capitalization companies are often traded in the over-the-counter (“OTC”) market, and might not be traded in volumes typical of securities traded on a national securities exchange.  Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.
Non-U.S. Investments
The Fund may invest in non-U.S. securities, including securities from issuers located in emerging market countries.  These securities may be denominated in U.S. dollars or in a non-U.S. currency.  Securities issued by certain companies organized outside the United States may not be deemed to be non-U.S. securities (but rather deemed to be U.S. securities) if the company’s principal operations are conducted from the United States, the company’s equity securities trade principally on a U.S. stock exchange or the company does a substantial amount of business in the United States.
In addition to equity securities, non-U.S. investments of the Fund may include: (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.
Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to foreign withholding taxes.
Non-U.S. Market Risk.  Funds that may invest in non-U.S. securities offer the potential for more diversification than funds that invest only in the United States because securities traded on non-U.S. markets have often (though not always) performed differently from securities traded in the United States.  However, such investments often involve risks not typically associated with investments in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money.  In particular, the Fund is subject to the risk that, because there are generally fewer investors on non-U.S. exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges.  In addition, prices of non-U.S. securities may fluctuate more than prices of securities traded in the United States.  Investments in non-U.S. markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on non-U.S. investment in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell non-U.S. securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.  Other potential non-U.S. market risks include exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount the Fund can earn on its investments.  The expense ratios of the Fund investing significantly in non-U.S. securities can be expected to be higher than those of investment funds investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.
In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment.  The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  These provisions may restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.
Non-U.S. Economy Risk.  The economies of certain non-U.S. markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Certain such economies may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk.  Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of the Fund that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a non-U.S. currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a non-U.S. currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.  In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on non-U.S. investments by U.S. investors such as the Fund.  If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
Certain Risks of Holding Fund Assets Outside the United States.  The Fund generally holds its non-U.S. securities in non-U.S. banks and securities depositories.  Some non-U.S. banks and securities depositories may be recently organized or new to the non-U.S. custody business.

In addition, there may be limited or no regulatory oversight over their operations.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a non-U.S. bank or depository or issuer of a security or any of their agents goes bankrupt.  In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain non-U.S. markets than in the United States.  The increased expense of investing in non-U.S. markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Publicly Available Information.  In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, the Fund’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.
Settlement Risk.  Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the United States.  Non-U.S. settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions.  These problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Illiquid or Restricted Securities
The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid.  Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security.  Illiquid securities may trade at a discount from comparable, more liquid investments.  Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.  The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act (“restricted securities”).  Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.  In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.  As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities.  To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value.  In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.  If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.  Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks.  These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.  In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Some of these securities are new and complex and trade only among institutions, and the markets for these securities are still developing and may not function as efficiently as established markets.  Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions.  Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement.  If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security.
Inflation Risk
Like all mutual funds, the Fund is subject to inflation risk.  Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Investment Companies
The Fund may, subject to applicable law, invest in other investment companies, including money market funds and exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange.  In accordance with the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company.
As with other investments, investments in other investment companies are subject to market and selection risk.  In addition, if the Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).  Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.
Restrictions on Certain Investments.  A number of publicly traded closed-end investment companies have been organized to facilitate indirect non-U.S. investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds.  There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  The 1940 Act restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries.  Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.  If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
Portfolio Turnover Rates
The Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Sub-Adviser believes investment considerations warrant such sale or purchase.  Portfolio turnover may vary greatly from year to year as well as within a particular year.  High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities.  The sale of the Fund’s securities may result in the recognition of capital gain or loss.  Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss.  These effects of higher than normal portfolio turnover may adversely affect the Fund’s performance.
The portfolio turnover rates for the fiscal years ended September 30, 2015 and September 30, 2016 are set forth below:
Portfolio Turnover Rate
Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2016
29%	13%

Preferred Stock
The Fund may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.
Repurchase Agreements and Purchase and Sale Contracts
Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with the Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.
A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period.  In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest.  The Fund may enter into “tri-party” repurchase agreements.  In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.
Repurchase agreements and purchase and sale contracts result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations.  However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities.  In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.
Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.  In the case of a repurchase agreement, as a purchaser, the Fund’s Sub-Adviser will monitor the creditworthiness of the seller, and the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement.  The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts.  The Fund’s Adviser or Sub-Adviser will mark-to-market daily the value of the securities.  Securities subject to repurchase agreements and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.
In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price.  Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted.  Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
The Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets.  Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.
Securities Lending
The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions.  In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned.  The Fund receives the income on the loaned securities.  Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral.  Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower.  As a result, the Fund’s yield may increase.  Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.  The Fund is obligated to return the collateral to the borrower at the termination of the loan.  The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral.  In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities.  The Fund could also experience delays and costs in gaining access to the collateral.  The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.
The Fund would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans.  Any cash collateral received by the Fund in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet the restrictions for money market funds under Rule 2a-7 of the 1940 Act.  Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two nationally recognized statistical rating organizations (“NRSROs”), or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CDs, BAs and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds.  Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.
Temporary Defensive Position
While assuming a temporary defensive position, the Fund may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.  Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.  There is generally less publicly available information about non-U.S. issuers and there may be less governmental regulation and supervision of non-U.S. stock exchanges, brokers and listed companies.  Non-U.S. issuers may use different accounting and financial standards, and the addition of non-U.S. governmental restrictions may affect adversely the payment of principal and interest on non-U.S. investments.  In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes.  There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.  There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company.  Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief.  Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities.  Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants.  Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation.  In the United States, most utility companies are regulated by state and/or federal authorities.  Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand.  Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services.  There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries.  In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries.  In some instances, utility companies are operating on an unregulated basis.  Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries.  The Sub-Adviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable.  Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.  The Sub-Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes.  Of course, there can be no assurance that favorable developments will occur in the future.

Non-U.S. utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States.  Non-U.S. utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases.  In addition, many non-U.S. utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions.  Non-U.S. regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
The Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world.  For example, the rapid growth of certain non-U.S. economies will necessitate expansion of capacity in the utility industries in those countries.  Although many non-U.S. utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Sub-Adviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries.  Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies.  Of course, there is no assurance that such favorable developments will occur or that investment opportunities in non-U.S. markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business.  The Sub-Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Electric.  The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services.  In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs.  In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses.  Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas.  Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate.  As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage.  Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.  In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs.  The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction.  Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility.  In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.
The rating agencies look closely at the business profile of utilities.  Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base.  Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated.  On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.
A number of states are considering or have enacted deregulation proposals.  The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices.  Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value.  Any loss associated with such contracts must be absorbed by ratepayers and investors.  In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment.  In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet.  There is no assurance that current deregulation proposals will be adopted.  However, deregulation in any form could significantly impact the electric utilities industry.
Telecommunications.  The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets.  Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation.  Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well.  In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies.  The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses.  Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends.  Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.
Gas.  Gas transmission companies and gas distribution companies are undergoing significant changes.  In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry.  Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices.  In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition.  In the opinion of the Sub-Adviser, however, environmental considerations could improve the gas industry outlook in the future.  For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation.  However, technological or regulatory changes within the industry may delay or prevent this result.
Water.  Water supply utilities are companies that collect, purify, distribute and sell water.  In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities.  Companies in this industry are generally mature and are experiencing little or no per capita volume growth.  In the opinion of the Sub-Adviser, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies.  The Sub-Adviser believes that favorable investment opportunities may result from consolidation of this segment.  As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.
Utility Industries Generally.  There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.
When Issued Securities, Delayed Delivery Securities and Forward Commitments
The Fund may purchase or sell securities that it is entitled to receive on a when issued basis.  The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis).  The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.  When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.
The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield.  The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase.  During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser.  Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.  A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction.
Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction.  As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices.  Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered.  Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities.  The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.
If deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases the Fund may realize a taxable capital gain or loss.
When the Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities.
Management
The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees.  The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “Independent Trustees”).  None of the Independent Trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates.  The names, business addresses and year of birth of the trustees and executive officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.  The trustees of the Trust are trustees of four Destra-sponsored open-end funds (the “Destra Funds”).

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office andLength of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee over the Last Five Years

Independent Trustees:
John S. Emrich, CFA One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1967	Trustee	Term— Indefinite Length of Service—Since 2014	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms LLC, June 2012 to present	4	Meridian Fund, Inc. (four portfolios)
Michael S. Erickson One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1952	Trustee	Term— Indefinite Length of Service—Since 2014	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp., 2003 to present; Treasurer, Vice President and Manager, McGee Island LLC, 2015 to present	4	Meridian Fund, Inc. (four portfolios)
James Bernard Glavin One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1935	Trustee	Term— Indefinite Length of Service—Since 2014	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	4	Meridian Fund, Inc. (four portfolios)
Interested Trustee:
Nicholas Dalmaso* One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1965	Trustee, Chairman of the Board	Term— Indefinite Length of Service—Since 2010
General Counsel and Chief Compliance Officer of M1 Holdings LLC, 2015 to present; General Counsel and Chief Compliance Officer of M1 Finance LLC, 2015 to present; General Counsel and Chief Compliance Officer of M1 Advisory Services LLC, 2015 to present; Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC, 2010 to 2014; Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II, 2010 to 2014.
				4	None
________________________
   Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
* Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with the Destra Funds.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

Officers of the Trust:

Dominic Martellaro One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1961	President and Chief Executive Officer	Term—Indefinite Length of Service—President Since 2016; others Since 2015
President and Chief Executive Officer and Registered Salesperson of Destra Capital Advisors, LLC; Chief Executive Officer and Registered Salesperson of Destra Capital Investments LLC; Member, Destra Capital Management LLC

Derek Mullins One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1973	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2016	Director of Operations, Arrowpoint Asset Management, LLC; Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc.
Jane Hong Shissler One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1972	Chief Compliance Officer and Secretary	Term—Indefinite Length of Service—Since 2016	General Counsel, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Management LLC; Partner (2012-2015) and Associate (2005-2012), Chapman and Cutler LLP
Board Leadership Structure and Risk Oversight
The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser.  None of the trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Capital Investments LLC, Destra Capital Management LLC or their affiliates.  In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.
The management of the Fund, including general supervision of the duties performed for the Fund under the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees.  The Board of Trustees sets broad policies for the Fund, chooses the Trust’s officers and hires the Fund’s investment adviser, sub-adviser and other service providers.  The officers of the Trust manage the day-to-day operations and are responsible to the Trust’s Board.  The Trust’s Board is composed of three Independent Trustees and one Interested Trustee.  The Interested Trustee, Nicholas Dalmaso, serves as the Chairman of the Board of the Destra Funds. Dominic Martellaro serves as the President and Chief Executive Officer of the Destra Funds.
Annually, the Board will review its governance structure and the committee structures, their performance and functions and review any processes that would enhance Board governance over the Fund’s business.  The Board has determined that its leadership structure is appropriate based on the characteristics of the Destra Funds as a whole.  The Board considered electing a lead independent trustee but determined that at this time doing so would not be beneficial.
The Board has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Board acts by majority vote of all the trustees, including a majority vote of the Independent Trustees if required by applicable law.
The two standing committees of the Destra Funds are the Nominating and Governance Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees.  Messrs. Emrich, Erickson, Dalmaso and Glavin are members of the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Jane Hong Shissler, Secretary, at the Fund’s address, One North Wacker, 48th Floor, Chicago, Illinois 60606.  Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.  During the last fiscal year, the Nominating and Governance Committee met once.
The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Messrs. Emrich, Erickson and Glavin serve on the Audit Committee.  During the last fiscal year, the Audit Committee met three times.
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund.  The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including oversight of any sub-advisers, is performed primarily at the Board level in conjunction with Destra’s Investment Committee and the Trust’s Chief Compliance Officer (“CCO”).  Destra’s Investment Committee reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance, as well as information related to sub-advisers and their operations and processes.  The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs.  The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Board is responsible for all pricing and valuation matters and delegates the day-to-day pricing and valuation obligations to Destra’s Investment Committee.  The Board oversees the pricing agents and actions by Destra’s Investment Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations and other individual characteristics and traits in the aggregate.  Each trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from Destra, sub-advisers, underwriters or other service providers, including any affiliates of these entities.
For each current trustee each of the experiences, qualifications and attributes described in “Management” and described below have led to the conclusion, as of the date of this SAI, that each trustee should serve as a trustee.  References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John S. Emrich.  Mr. Emrich has significant experience in the investment management and financial services industry.  Mr. Emrich served as a financial analyst or portfolio manager for over 14 years for various investment advisory firms and currently serves as a director of Meridian Fund, Inc.  Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.
Michael S. Erickson.  Mr. Erickson has significant leadership and financial management experience, previously serving as Chairman of the Board and Chief Financial Officer of AeroAstro for nearly ten years, and as a Director on the Board of Directors of Decimal, Inc., an online IRA administration company.  Mr. Erickson also currently serves as a director of Meridian Fund, Inc.  He has served as a certified public accountant for Coopers & Lybrand, an accounting firm, and has served as Chief Financial Officer for several companies.  Mr. Erickson holds a Master of Business Administration degree from Stanford Graduate School of Business.
James Bernard Glavin.  Mr. Glavin provides the Board with strong management acumen as he has served as CEO and Chairman of Orchestra Therapeutics, Inc. (formerly known as Immune Response Corp.), a biopharmaceutical company, and as a board member for Althea Tech, a privately held biotechnology company.  Mr. Glavin also currently serves as a director of Meridian Fund, Inc.
Nicholas Dalmaso.  Mr. Dalmaso was the initial trustee of the Trust.  He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc.  His work experience in the mutual fund industry and educational background have prepared him to be a trustee.
The following compensation table provides information (including reimbursement for travel and out-of-pocket expenses) for the past fiscal year ended September 30, 2016.  The Trust has no retirement or pension plans.  The officers and Trustee who is an “interested person” as designated above serve without any compensation from the Trust.  The Trust has no employees.  Its officers are compensated by Destra.

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Destra Funds Paid to Trustees
John S. Emrich, Trustee	$6,598	$0	$0	$25,926
Michael S. Erickson, Trustee	$7,035	$0	$0	$26,884
James Bernard Glavin, Trustee	$6,988	$0	$0	$26,541
Nicholas Dalmaso, Trustee	$10,100	$0	$0	$39,070
The Independent Trustees are paid $4,500 per series as annual compensation for serving as an Independent Trustee of the Trust and $500 per series for attendance at each Nominating and Governance Committee meeting and Audit Committee meeting.  It is anticipated that the

Nominating and Governance Committee will meet once and the Audit Committee will meet twice during the calendar year.  The Chairman of the Board will be paid an additional $3,000 per series per year.  Therefore, the Trust expects to compensate the trustees a total of $6,000 per series for the calendar year with the Chairman receiving $9,000 per series for the calendar year.  In addition, the Independent Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the trustees or any committees of the Board.  The Board has determined that because of Mr. Dalmaso’s prior experience and position with the Trust, as well as his extensive knowledge of and work in the registered investment management industry, Mr. Dalmaso should receive compensation while serving as an Interested Trustee.  In addition to the duties of an Interested Trustee, Mr. Dalmaso serves as a consultant to the Board.  The Trust does not have a retirement or pension plan.
Share Ownership
As of December 31, 2016, the dollar range of equity securities beneficially owned by the trustees is provided in the following table:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John S. Emrich	None	None
Michael S. Erickson	None	None
James Bernard Glavin	None	None
Nicholas Dalmaso	Over $100,000	Over $100,000
As of December 31, 2016, none of the Independent Trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.
Control Persons and Principal Shareholders
A control person is a shareholder that (1) beneficially owns, directly or through controlled companies, more than 25% of the voting securities of a company, (2) acknowledges or asserts the existence of control, or (3) has a final adjudication under section 2(a)(9) of the 1940 Act that control exists.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  Any control person of a class, as noted below, may be able to significantly influence the outcome of any item presented to shareholders for approval.
As of January 3, 2017, the following persons or organizations held beneficially or of record 5% or more of the shares of the Fund.

Class	Name	Address	Percentage of Ownership
Class A	Charles Schwab & Co., Inc. LPL Financial	101 Montgomery, San Francisco, California 94104-4122 4707 Executive Drive, San Diego, California 92121	17.29% 5.94%
Class C	As of January 3, 2017, no shareholder owns 5% or more of the Fund’s outstanding equity.
Class I:	As of January 3, 2017, no shareholder owns 5% or more of the Fund’s outstanding equity.
As of December 31, 2016, the officers and trustees of the Fund, in the aggregate, owned less than 1% of the equity securities of the Fund.
Investment Adviser and Sub-Adviser
Investment Adviser
Destra Capital Advisors LLC (“Destra”) is the investment adviser of the Fund, with responsibility for the overall management of the Fund.  It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund.  Destra, One North Wacker, 48th Floor, Chicago, Illinois 60606, is a Delaware limited liability company and is a wholly-owned subsidiary of Destra Capital Management LLC, a holding company.  It is an affiliate of Destra Capital Investments LLC, the principal underwriter of the Fund’s shares.  Destra Capital Investments LLC is also located at One North Wacker, 48th Floor, Chicago, Illinois 60606.
For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to 0.75% of the Fund’s daily net assets.  Destra has agreed to contractually waive its management fee and/or assume the other expenses in order to limit the total annual fund operating expenses of the Fund to certain limits until at least December 31, 2027.  Fees waived or expenses assumed pursuant to the arrangement are subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived and/or expenses assumed by the Adviser.
The following table shows the management fees (net of fee waivers and expense reimbursements, where applicable) paid by the Fund to Destra and the fees waived by Destra for the specified periods.

	Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by Destra)	Amount of Fees Waived and Expenses Reimbursed by Destra
For fiscal year ended September 30, 2014	$45,580	$230,241
For fiscal year ended September 30, 2015	$176,373	$202,377
For fiscal year ended September 30, 2016	$1,093,966	$0
The Fund, Destra and other related entities have adopted codes of ethics which significantly restrict Destra Funds personnel with access to non-public portfolio information from certain personal investment transactions.  These codes of ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions.  These codes of ethics are on public file with, and are available from, the SEC.
Sub-Adviser
Destra has selected Flaherty & Crumrine Incorporated (“Flaherty & Crumrine” or the “Sub-Adviser”), 301 East Colorado Blvd., Suite 720, Pasadena, California 91101, as sub adviser to manage the investment portfolio of the Fund.  Pursuant to an investment sub-advisory agreement, Destra has agreed to pay an annualized advisory fee to Flaherty & Crumrine a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to Destra for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Destra in respect of the Fund).
The following table shows the fees paid by Destra to Flaherty & Crumrine for its services for the specified periods.

Amount Paid by Destra to Flaherty & Crumrine
For fiscal year ended September 30, 2014	$0
For fiscal year ended September 30, 2015	$15,550
For fiscal year ended September 30, 2016	$265,130
Portfolio Managers
The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand.
R. Eric Chadwick and Bradford S. Stone jointly serve as the portfolio managers of the Fund.

Other Accounts Managed.  The tables below illustrate other accounts where each of the above-mentioned two portfolio managers has significant day-to-day management responsibilities as of September 30, 2016.  The portfolio managers do not receive performance based fees with respect to any account that they manage.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
R. Eric Chadwick	Registered Investment Companies	5	$2,774,898,773
	Other Pooled Investment Vehicles	1	$122,050,295
	Other Accounts	16	$2,446,487,059

Bradford S. Stone	Registered Investment Companies	5	$2,774,898,773
	Other Pooled Investment Vehicles	1	$122,050,295
	Other Accounts	16	$2,446,487,059
____________________
* Total assets reflect accounts managed jointly as part of a team.
Conflicts of Interest.  In addition to the Fund, the portfolio managers jointly manage accounts for five U.S. closed-end funds, one Canadian closed-end investment trust (the “Other Pooled Investment Vehicle” noted above) and other institutional clients.
As a result, potential conflicts of interest may arise as follows:
• Allocation of Limited Time and Attention.  The portfolio managers may devote unequal time and attention to the management of all accounts.  As a result, the portfolio managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.
• Allocation of Limited Investment Opportunities.  If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.
• Pursuit of Differing Strategies.  At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security.  In these cases, the portfolio managers may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

• Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio managers differ among accounts.  While Flaherty & Crumrine only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts.  Consequently, though the differences in such fee rates are slight, the portfolio managers may be motivated to favor certain accounts over others.  In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit Flaherty & Crumrine.
Flaherty & Crumrine and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the sub-adviser and its staff members.  However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
Compensation.  Compensation is paid solely by Flaherty & Crumrine.  Each portfolio manager receives the same fixed salary.  In addition, each portfolio manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management).  The portfolio managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations.  Each portfolio manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.
Ownership of Securities.  As of September 30, 2016, the portfolio managers beneficially owned the following dollar range of equity securities in the Fund.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
R. Eric Chadwick	$100,000 - $500,000
Bradford S. Stone	$50,001 - $100,000
Proxy Voting Policies
The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.
The Board of Trustees is responsible for oversight of the Fund’s proxy voting process.  The Board has delegated day-to-day proxy voting responsibility to Flaherty & Crumrine.  Flaherty & Crumrine’s Proxy Voting Policies and Procedures are set forth in Appendix A.

Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request and without charge on the Fund’s website at destracapital.com/strategies/literature, by calling (877) 287-9646 or by accessing the SEC’s website at http://www.sec.gov.
Administrator
The Bank of New York Mellon (“BNYM”) serves as administrator pursuant to a Fund Administration and Accounting Agreement between the Trust and BNYM, dated November 1, 2010. BNYM, located at 101 Barclay Street, 13E, New York, New York 10286, provides administrative services and valuation and computation services.  The following table sets forth total administrative fees paid by the Fund to BNYM for the specified periods.

For fiscal year ended September 30, 2014	$78,786
For fiscal year ended September 30, 2015	$84,687
For fiscal year ended September 30, 2016	$85,666
Portfolio Transactions
The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business.  It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers, and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions, if any.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Brokerage will not be allocated based on the sale of the Fund’s shares.
Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Fund.  The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Sub-Adviser determines in good faith that the amount is reasonable in relation to the services provided.  The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the sub-advisory fees paid by Destra to the Sub-Adviser under the Sub-Advisory Agreement are not reduced as a result of receipt by either Destra or the Sub-Adviser of research services.
The Sub-Adviser places portfolio transactions for other advisory accounts managed by it.  Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund.  The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified periods.
Aggregate Amount of Brokerage Commissions
For fiscal year ended September 30, 2014	$0
For fiscal year ended September 30, 2015	$0
For fiscal year ended September 30, 2016	$0
During the fiscal year ended September 30, 2016, the Fund did not pay commissions to brokers in return for research services.
Payments to financial intermediaries based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra Funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.
The following table sets forth the aggregate amount of ticket charges paid to broker-dealer firms with respect to the sale of Fund shares for the specified periods.

	Name	Amount of Compensation Paid
For fiscal year ended September 30, 2016	Charles Schwab & Co., Inc.	$15,539
	UBS Financial Services Inc.	$5,757
	National Financial Services LLC	$8,372
	Raymond James & Associates/Raymond James Financial Services, Inc.	$10,240
	Ameriprise Financial Services, Inc.	$12,083
	Pershing LLC	$7,088
	LPL Financial	$8,425
	Morgan Stanley	$16,375
	Vanguard	$380
	Voya Financial	$331
	MSCS Financial	$113

During the last fiscal year, the Fund held securities of Bank of America Corp., Citigroup, Inc., The Goldman Sachs Group, Inc., JPMorgan Chase & Co., Morgan Stanley, US Bancorp, Wells Fargo & Co. and Stifel Financial Corp., each a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of September 30, 2016, the Fund’s investment in each was 0.04%, 0.05%, 0.04%, 0.03%, 0.04%, 0.01%, 0.04% and 0.001% of the Fund’s net assets, respectively.
Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Destra Capital Investments LLC is a member except under certain limited conditions set forth in Rule 10f-3.  The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.  In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the Independent Trustees.
Net Asset Value
As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday).  The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class.  In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and non-U.S. markets are generally valued at the closing sale prices on such markets.  If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.  Municipal securities held by the Fund are traded primarily in the over-the-counter markets.  Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.  Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices.  Non-U.S. securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE.  The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers.  Short-term securities maturing within 60 days or less are valued on an amortized cost basis.  Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service.  The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.
Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees (the “Valuation Procedures”).  Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security.  The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain non-U.S. exchanges and the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open).  In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in Japanese markets on certain Saturdays and in various non-U.S. markets on days which are not business days in New York and on which the Fund’s NAV is not calculated.  The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open.  Such calculation may not take place contemporaneously with the determination of the prices of the non-U.S. portfolio securities used in such calculation.  If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
To the extent there are any errors in the Fund’s NAV calculation, Destra may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.
Purchases
Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms.  Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses.  Certain shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.
Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders.  Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods.  The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.  In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.”  Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares.  Your financial intermediary, plan documents or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.
The expenses to be borne by specific classes of Shares may include (i) transfer agency fees attributable to a specific class of Shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iii) SEC and state securities registration fees incurred by a specific class of Shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (v) litigation or other legal expenses relating to a specific class of Shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of Shares, (vii) accounting expenses relating to a specific class of Shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control, and a review of all new account applications.  The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
The Fund does not issue share certificates.  Shares will be registered in the name of the investor or the investor’s financial adviser.  A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor’s behalf.
Class A Shares
The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table.  The Fund receives the NAV.  The sales charge is allocated between your financial intermediary and Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), as shown in the table, except where Destra Capital Investments LLC, in its discretion, allocates up to the entire amount to your financial intermediary.  Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.  Although you pay no initial sales charge on purchases of $1,000,000 or more, Destra Capital Investments LLC may pay, from its own resources, a commission to your financial intermediary on such investments.

Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None	None	None
____________________
(1) Offering Price includes the initial sales charge.
Below is an example of the method of computing the offering price of Class A shares of the Fund.  The example assumes a purchase on September 30, 2016 of Class A shares of the Fund subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$18.20
Per share sales charge: 4.50% of public offering price ($4.71% of net asset value per share)	$0.86
Per share offering price to the public	$19.06
As described in the Prospectus, there are several ways you can combine multiple purchases of Class A shares of the Fund and other Destra Funds that are offered with a sales charge to take advantage of lower sales charges.
Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or certain other Destra

Funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.
Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; (ii) directors, officers and employees of Destra Capital Management LLC, and their immediate family members, and its affiliates; and (iii) Trustees and officers, and their immediate family members, of the Fund.  Immediate family members are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings.  Additionally, certain financial intermediaries have entered into an agreement with Destra Capital Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra Funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $100,000 or more of Class A shares (including Class A shares in other series of the Destra funds) over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter.  In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.
When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single participant retirement plans.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com, and by following the appropriate hyperlinks to the specific information.
Class C Shares
Class C shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.
Destra Capital Investments LLC may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C shares purchased.  Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.
Class I Shares
Class I shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

Distribution and Shareholder Servicing Plans
Class A Shares
As described in the Prospectus, Class A shares have adopted a distribution and shareholder servicing plan (the “Class A Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Class A Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of the Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules.  Payments under the Class A Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.  Destra Capital Investments LLC, the Fund’s distributor, authorizes the payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.
Class C Shares
As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of the Fund for activities which are primarily intended to result in the sale of Class C shares of the Fund.  In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules.  Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.
Destra Capital Investments LLC is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares.  Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Destra Capital Investments LLC may, pursuant to a written agreement between Destra Capital Investments LLC and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.  However, certain financial intermediaries may elect to not receive the initial 1.00% commission, in which case, Destra Capital Investments authorizes the payment of the monthly 12b-1 fees to such financial intermediary beginning on the first month following the purchase of Class C shares as such fees accrue. The Class C shares for which a financial intermediary elects not to receive the initial 1.00% commission will not be subject to a contingent deferred sales charge (“CDSC”).
12b-1 Fees Incurred
During the fiscal year ended September 30, 2016, the Fund incurred 12b-1 fees pursuant to the Class A Plan and Class C Plan (individually, a “Plan” and, collectively, the “Plans”) in the amounts set forth in the table below.
12b-1 Fees Incurred by the Fund for the Fiscal Year Ended September 30, 2016
Class A	$122,472
Class C	$173,953
Renewal, Amendment and Termination
The Plans and any Rule 12b-1 related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the trustees, and of a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”).  With the exception of Destra Capital Investments LLC, and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no Trustee of the Fund has a direct or indirect financial interest in the operation of the Plans or any related agreement.  All material amendments to any Plan must be approved by a majority vote of the trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose.  In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.
Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms.  In certain circumstances, Class I shares may be redeemed directly with the Fund.  Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders.  Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order.  The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion.  If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.  The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days.  Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus.  Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C shares redeemed.
Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Consult your broker-dealer for specific information about any processing or service fees you may be charged.
Tax Matters
Federal Income Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund.  This section is current as of the date of this SAI.  Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers.  For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances.  In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund.  The Internal Revenue Service could disagree with any conclusions set forth in this section.  In addition, Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund.  Consequently, these summaries may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to qualify as a “regulated investment company” under the federal tax laws.  If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Qualification as a Regulated Investment Company
As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below.  The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.
In addition to satisfying the Distribution Requirement, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code).  The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code).  There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
Distributions
Fund distributions are generally taxable.  After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends.  Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates.  Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares.  To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below.  In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you.  The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash.  The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any.  The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.  Income from the Fund may also be subject to a 3.8 percent “Medicare tax.”  This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.  However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.
Sale or Redemption of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss.  To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction.  Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges.  In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%,

33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets.  Some capital gains dividends may be taxed at a higher rate.  Capital gains may also be subject to the Medicare tax described above.  Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year.  Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less.  You must exclude the date you purchase your shares to determine your holding period.  However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received.  The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.  The Code treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.  The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
In-Kind Distributions
Under certain circumstances, as described in the prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates.  This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received.  The Internal Revenue Service could however assert that a loss could not be currently deducted.
Exchanges
If you exchange shares of your Fund for shares of another Destra Fund, the exchange would generally be considered a sale for federal income tax purposes. Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted.  Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund.  Any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments.”
Deductibility of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.  In some cases, however, you may be required to treat your portion of these Fund expenses as income.  In these cases you may be able to take a deduction for these expenses.  However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

Foreign Tax Credit
If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries.  In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries.  You may be able to deduct or receive a tax credit for your share of these taxes.
Investments in Certain Foreign Corporations
If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders.  The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.  The Fund may be able to make an election that could ameliorate these adverse tax consequences.  In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax.  Dividends paid by PFICs are not treated as qualified dividend income.
Foreign Investors
If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below.  However, distributions received by a foreign investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.  Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.  Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.  Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
Capital Loss Carryforward
Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), net capital losses of the Fund may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders.  As of September 30, 2016, the Fund had net capital losses for federal income tax purposes shown in the table below.  The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses.  These limitations apply when there has been a 50% change in ownership.

Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
$57,656	-

Frequent Trading
The Fund’s Frequent Trading Policy is as follows:
Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks to other shareholders in the Fund.  These risks may include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses.  Therefore, the Board needs to assess whether it is in the best interests of the Fund, overall, to limit individual shareholders’ rights to engage in frequent purchases and redemption of Fund shares.
The Fund was designed for long-term investors and is not designed for shareholders who engage in frequent purchases and redemption of Fund shares.  These Frequent Trading Policies and Procedures endeavor to detect and deter frequent trading that may be harmful to shareholders, and that is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”).
(1) General.  The Fund discourages and has established policies and procedures designed to detect and deter frequent trading by investors that is believed to be engaged in for the purpose of market timing.
Shares of the Fund may be held through accounts held in the name of a financial intermediary.  These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund.  The Fund may not have access to information regarding trading activity by individual investors in such accounts and therefore may be unable to monitor individual investors for violations of the Fund’s policy.  The Fund or its agents will seek to have financial intermediaries either provide the necessary individual investor information to the Fund or monitor the trading activity of the individual investors to detect and deter market timing.
(2) Restrictions on Purchases and Redemptions.  The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm performance.  The Fund may, at Destra’s sole discretion, exercise these rights for any reason, including any trading believed to fall within the definition of market timing.
         The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.
(3) Agreements.  The Fund, Destra or Destra Capital Investments LLC may not enter into any agreement, either explicit or implicit, with any Fund shareholder or other investor that would permit or facilitate market timing in the Fund.
The Fund directs Destra to establish specific procedures to detect and deter market timing in order to implement the foregoing policies.  Under those procedures, Destra shall establish procedures for (i) identifying and reviewing potentially harmful trading activity in direct and omnibus accounts, (ii) identifying transactions subject to sales charges and exceptions to those policies, and (iii) reporting potential issues and exceptions to the Fund’s CCO.  If Destra determines that frequent trading in any account is due to market timing, Destra, on behalf of the Fund, may reject the purchase or impose restrictions on future purchases or exchanges from that investor until such investor no longer engages in market timing.  Destra must document and maintain all records in connection with its procedures for six years.  Destra will advise the Board of any material changes to its procedures and will periodically report its activities pursuant to these Frequent Trading Policies and Procedures to the Trust’s CCO.  The Trust’s CCO will periodically report to the Board on the effectiveness of these Policies and Procedures.
Underwriter
Destra Capital Investments LLC, One North Wacker, 48th Floor, Chicago, IL 60606, a wholly-owned subsidiary of Destra Capital Management LLC, serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”).  Pursuant to the Distribution Agreement, the Trust appointed Destra Capital Investments LLC to be its agent for the distribution of the Fund’s shares on a continuous offering basis.  The cash-compensation rate at which Destra Capital Investments LLC’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust.  The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Fund, for which they receive a higher compensation rate.  You should consider these arrangements when evaluating any recommendations of your registered representative.

Destra Capital Investments LLC sells Shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund.  Pursuant to the Distribution Agreement, Destra Capital Investments LLC, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s Shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.  Destra Capital Investments LLC receives for its services the excess, if any, of the sales price of the Fund’s Shares less the net asset value of those Shares, and remits a majority or all of such amounts to the Dealers who sold the Shares; Destra Capital Investments LLC may act as such a Dealer.  Destra Capital Investments LLC also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Shareholder Servicing Plan.”  Destra Capital Investments LLC receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Destra Capital Investments LLC pursuant to the distribution plan.
The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Destra Capital Investments LLC and the compensation on redemptions and repurchases received by Destra Capital Investments LLC for the Fund for the specified periods.
	Amount of Underwriting Commissions	Amount Retained by the Distributor	Amount of Compensation on Redemptions and Repurchases
For fiscal year ended September 30, 2014	$24,654	$2,854	$3,655
For fiscal year ended September 30, 2015	$69,444	$7,900	$2,844
For fiscal year ended September 30, 2016	$415,157	$50,845	$16,375
Destra may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares.  Destra’s available resources to make these payments include profits from advisory fees received from the Fund.  The services Destra may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.
Disclosure of Portfolio Holdings
The Destra Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings and to ensure that the disclosure of information is in the best interests of the Fund Shareholders.  In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, destracapital.com.  The Fund generally makes available top 10 portfolio holdings or issuer information on the Fund’s website monthly with an approximately 15-day lag.  The Fund generally makes available top 25 portfolio holdings or issuer information on the Fund’s website monthly with an approximately 30-day lag.  Additionally, the Fund publishes on the website other portfolio characteristics monthly on a 15-day lag.  This information will remain available on the website at least until the Fund files with the SEC its Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.
Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading).  In this connection, the Fund may disclose on an ongoing, daily basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and sub-adviser, independent registered public accounting firm (Grant Thornton LLP), custodian (The Bank of New York Mellon), financial printer (Financial Graphic Service), proxy voting service(s), legal counsel to the Fund (Chapman and Cutler LLP) and legal counsel to the Independent Trustees (Moye White LLP).
The Fund’s investment adviser and sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities.  In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.
Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Board of Trustees upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.
Compliance officers of the Fund and its investment adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy.  Reports are made to the Fund’s Board of Trustees on an annual basis.
There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

Other Service Providers
Grant Thornton LLP, 171 N. Clark St., Suite 200, Chicago, IL 60601, independent registered public accounting firm, has been selected as auditors for the Trust.  In addition to audit services, Grant Thornton LLP may provide assistance on accounting and tax and related matters.
The custodian of the assets of the Fund is The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217.  The custodian performs custodial, fund accounting and portfolio accounting services.
The Fund’s transfer, shareholder services, and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
General Trust Information
The Fund is a series of the Trust.  The Trust is an open-end management investment company under the 1940 Act.  The Trust was organized as a Massachusetts business trust on May 25, 2010.  The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares.  Currently, there are four series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares and Class I shares.  Each class of shares represents an interest in the same portfolio of investments of the Fund.  Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares.  There are no conversion, preemptive or other subscription rights.  The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.
The Trust is not required and does not intend to hold annual meetings of shareholders.  Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees.  The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.  The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A
Proxy Voting Procedure
Policies and Procedures for Voting Proxies for Clients
Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following five pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”	Flaherty & Crumrine Preferred Income Fund
Flaherty & Crumrine Preferred Income Opportunity Fund
Flaherty & Crumrine Preferred Securities Income Fund
Flaherty & Crumrine Total Return Fund
Flaherty & Crumrine Dynamic Preferred and Income Fund
As sub-adviser to the “Canadian Fund”	Flaherty & Crumrine Investment Grade Fixed Income Fund
As sub-adviser to the “Mutual Fund”	Destra Flaherty & Crumrine Preferred and Income Fund (f/k/a Destra Preferred and Income Securities Fund)
FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves
Purpose
These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.
In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.
These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.
This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard
FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.
General
FCI has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities.  In those events where FCI may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., FCI will apply the same principles as would apply to common or preferred stock, mutatis mutandis.
These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting.  Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.
FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database.  In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.
Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.
For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client.  Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse.  Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.
FCI will reach its voting decisions independently, after appropriate investigation.  It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration.  FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.
Absent good reason to the contrary, FCI will generally give substantial weight to management recommendations regarding voting.  This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as “social, environmental, and corporate responsibility” matters, FCI will typically give weight to management’s recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer’s competitors.
In cases where the voting of proxies would not justify the time and costs involved, FCI may refrain from voting.  From the individual client’s perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations.  From the perspective of FCI’s institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.
Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.
Voting of Common Stock Proxies
FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters.  Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters.  Absent good reason to the contrary, FCI normally will vote in favor of management’s recommendations on these routine matters.
Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) ”contested” director slates.  In non-routine matters, FCI, as a matter of policy, will attempt to be generally familiar with the questions at issue.  This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any.  Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.
Voting of Preferred Stock Proxies
Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders.  These are non-routine in both form and substance.
In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications.  A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.
In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.
Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document.  However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.
Actual and Apparent Conflicts of Interest
Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.
FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist.  In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Fund and the Mutual Fund) in instances when a material conflict of interest may be apparent.  FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor.  If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.
In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.
Amendment of the Policies and Procedures
These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds.  Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner.  These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

Prospectus
February 1, 2017
Destra Focused Equity Fund
Class	Ticker Symbol
Class A	DFOAX
Class C	DFOCX
Class I	DFOIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.
NOT FDIC OR GOVERNEMNT INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

- i -

Section 1 Fund Summary
Destra Focused Equity Fund
Investment Objective
The investment objective of Destra Focused Equity Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other Destra mutual funds.  More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 17 of this Prospectus and “Purchases” on page 22 of the Fund’s Statement of Additional Information.
Shareholder Fees
 (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.67%	0.67%	0.67%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.77%	2.52%	1.52%
Fee Waiver[1]	(0.17)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses after Fee Waiver	1.60%	2.35%	1.35%
____________________
1 The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) are 1.60% for Class A, 2.35% for Class C and 1.35% for Class I. The arrangement will continue in effect until December 31, 2027 and may be terminated or modified prior to December 31, 2027 only with the approval of the Board of Trustees of the Trust.  Fees waived and/or expenses assumed pursuant to the arrangement are subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived and/or expenses assumed by the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Redeemed				Not Redeemed
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$605	$932	$1,282	$2,265	$605	$932	$1,282	$2,265
Class C	$338	$733	$1,255	$2,686	$238	$733	$1,255	$2,686
Class I	$137	$428	$739	$1,624	$137	$428	$739	$1,624
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended September 30, 2016, the predecessor to the Fund, Destra Focused Equity Fund, a series of Destra Investment Trust II (the “Predecessor Fund”) had a portfolio turnover rate that was 52% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in equity securities.
Investment Process Overview.  The cornerstone of the sub-adviser’s investment philosophy is that sector and industry performance is highly correlated with particular stages of the business cycle.  The sub-adviser overweighs equities in sectors of the S&P 500 Index it believes will experience economic tailwinds, and avoids investing in sectors it views as untimely at a particular stage of the business cycle.  The sub-adviser targets high-quality, market-leading companies within favored sectors.  The result is a core investment style that shifts portfolio sector and style emphasis over cycles to seek to remain properly oriented and timely over a full economic and market cycle.  As of December 31, 2016, the average market cap of the S&P 500 Index was approximately $40 billion.
Analysis and Emphasis.  The sub-adviser uses a forward-looking, anticipatory strategy.  The foundation of this strategy is that particular sectors of the S&P 500 Index tend to perform well in certain phases of an economic cycle.  The sub-adviser’s investment team analyzes traditional cyclical trends and identifies the characteristics of the current business cycle.  The sub-adviser’s proprietary macroeconomic database is a key element of this analysis.  The Fund’s portfolio holdings are shifted to newly favored sectors as the forecasted economic backdrop changes.  The result is a core investment style that shifts portfolio emphasis over cycles among “value,” “growth at a reasonable price” and “traditional growth” approaches.  As of September 30, 2016, the Fund had significant investments in health care and information technology companies.
Stock Selection.  The S&P 500 Index is the investment universe for the Fund’s portfolio.  Portfolio candidates are screened to seek to identify market-leading, financially strong companies.  The quality screening process focuses on companies with characteristics that include:
•	Large Capitalization: Companies most typically with market capitalizations two to three times the S&P 500 Index’s average market capitalization.
•	High Quality: Companies with low debt-to-equity ratios, high return-on-equity, and earnings growth opportunity.
•	Market Leading: Companies with a strong competitive position, prospective benefits from secular tailwinds, and a proven management team.
The Fund is classified as “non-diversified” under the 1940 Act.  As a result, the Fund may invest a relatively high percentage of its assets in a limited number of issuers.
Principal Risks
Risk is inherent in all investing.  The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time.  You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.  The following is a summary description of certain risks of investing in the Fund.
Active Management Risk:  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective.  Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.
Consumer Discretionary Companies Risk:  Consumer discretionary companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.  The success of this sector depends heavily on disposable household income and consumer spending.  Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
Consumer Staples Companies Risk:  Consumer staples companies may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand.  Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation.  Consumer staples companies may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Cybersecurity Risk:  As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security.  A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity.  Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss.  Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users.  In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches.  The Fund has established risk management systems designed to reduce the risks associated with cyber security.  However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Equity Securities Risk:  Stock markets are volatile.  The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

General Fund Investing Risks:  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective.  Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Health Care Companies Risk:  The Fund invests in health care companies, including those that are involved in medical services or biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation.  Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that a product will ever come to market.  Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.  The Affordable Care Act of 2010 brought comprehensive changes to the health care industry, especially with respect to health care insurance companies.  Although the full impact of the law and the related regulations has yet to be experienced by health care companies, it could create additional expenses and burdens on the health care companies.
Information Technology Companies Risk:  Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.  Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.
Investment Strategy Risk:  The Fund invests in common stocks of companies that the sub-adviser believes will perform well in certain phases of the business cycle.  The sub-adviser’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.
Market Risk:  Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value.  Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices.  Overall securities values could decline generally or could underperform other investments.

Non-Diversification/Limited Holdings Risk:  The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund can.  As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities.  Furthermore, because the Fund has a relatively small number of issuers, the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.
Sector Focus Risk:  The Fund will typically focus its investments on companies within particular economic sectors.  To the extent that it does so, developments affecting companies in those sectors will have a magnified effect on the Fund’s net asset value and total return.
Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the Fund.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at destracapital.com or by calling (877) 287-9646.  Performance information in the bar chart and table below for the time period prior to October 1, 2016 is that of the Predecessor Fund. The Fund is a successor to the Predecessor Fund pursuant to a reorganization that took place as of September 30, 2016.  The Predecessor Fund was managed by the same investment advisor as the Fund and had the same investment objective and investment strategy.
The bar chart below shows the Fund’s performance for Class A shares.  The performance of the other share classes will differ due to their different expense structures.  The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges; if these charges were reflected, the returns would be less than those shown.

The Fund’s highest and lowest quarterly returns were 14.50% and -7.00%, respectively, for the quarters ended March 31, 2012 and September 30, 2015.
The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated to those of a broad measure of market performance.  All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.  Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.  After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.
Both the bar chart and the table assume that all distributions have been reinvested.  Performance reflects fee waivers, if any, in effect during the periods presented.  If any such waivers were not in place, returns would be reduced.  The returns that follow reflect sales charges.
	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception (April 12, 2011)
Class A (return before taxes)	(9.99)%	8.18%	7.08%
Class A (return after taxes on distributions)	(11.82)%	7.19%	6.23%
Class A (return after taxes on distributions and sale of Fund shares)	(4.12)%	6.47%	5.60%
Class C (return before taxes)	(7.32)%	8.38%	7.79%
Class I (return before taxes)	(5.47)%	9.54%	8.31%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	11.98%
____________________
1 The inception date of Class C shares is November 1, 2011.
Management
Investment Adviser
 Destra Capital Advisors LLC
Investment Sub-Adviser
WestEnd Advisors LLC (the “Sub-Adviser”)
Portfolio Managers
WestEnd Advisors LLC
Robert L. Pharr	Since 2011
Frederick O. Porter, CFA	Since 2011
Edmund N. Durden	Since 2011
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms.  The minimum investment for Class A shares and Class C shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts.  The maximum purchase in Class C shares is $500,000 for any single purchase.  The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.  The minimum investment for Class I shares is $100,000 for institutional investors.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day.  Accounts offered through certain intermediary institutions may meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.

Section 2 Additional Information about the Fund
To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies.  However, this Prospectus does not describe all of the Fund’s investment practices.  For additional information on these matters, please see the Statement of Additional Information, which is available by calling (877) 287-9646, writing to Destra Funds at 4400 Computer Drive, Westborough, Massachusetts 01581 or visiting Destra Capital Advisors LLC at destracapital.com/strategies/literature under “Destra Focused Equity Fund.”
Additional Information about the Investment Policies and Strategies
The investment objective of the Fund is to seek long-term capital appreciation.  The Fund’s investment objective may not be changed without shareholder approval.  The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.
Principal Investment Strategy
80% Policy:  The Fund has policies that require it to invest, in normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.  Shareholders will be notified of any changes to this policy at least 60 days in advance of the change and this Prospectus will be supplemented.
Non-Principal Investment Strategies
In addition to the main strategies discussed above, the Fund may use certain other investment strategies.  The Fund may also engage in the following investments/strategies:
•	Borrowing: The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.
•
Illiquid/Restricted Securities:  The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities.  Illiquid securities include those legally restricted as to resale (such as those issued in private placements) and may include commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.  Certain Section 4(a)(2) and Rule 144A securities may be treated as liquid securities if the Fund determines that such treatment is warranted.  Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

•	Investment Companies: The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts and open-end and closed-end funds.  To the extent such investment companies invest primarily in securities of the types in which the Fund may invest directly, these investments will satisfy the Fund’s investment policies on direct investments.

•
Non-U.S. Investments:  The Fund may invest in U.S. dollar-denominated American Depositary Receipts (ADRs), U.S. dollar-denominated foreign stocks traded on U.S. exchanges and other U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.  ADRs are receipts issued by a bank or trust company to evidence ownership of the underlying securities issued by non-U.S. companies.

•
Repurchase Agreements, Purchase and Sale Contracts:  The Fund may enter into certain types of repurchase agreements or purchase and sale contracts.  Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price.  A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

•
Rights:  The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

•
Securities Lending:  The Fund may lend securities with a value up to 33-1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral.

•
Short-Term Securities:  The Fund will normally invest a portion of its assets in short-term debt securities, money market securities, including repurchase agreements, or cash.  The Fund invests in such securities or cash when Fund management is unable to find enough attractive long-term investments to reduce exposure to stocks when Fund management believes it is advisable to do so or to meet redemptions.  Except during temporary defensive periods, such investments will not exceed 20% of the Fund’s assets.  During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective.

•
Temporary Defensive Policy, Cash Equivalents and Short-Term Investments:  Under normal conditions, the Fund invests substantially all of its assets with the goal of attaining its investment objective.  The remainder of the Fund’s assets may be held as cash or invested in short-term securities or cash equivalents.  The percentage of the Fund invested in such holdings varies and depends heavily on current market conditions, among other factors.  For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash.  During such periods, the Fund may not be able to achieve its investment objective.  The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the Statement of Additional Information.
Additional Information about the Risks
Risk is inherent in any investment.  Investing in a mutual fund—even the most conservative—involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Global turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect a broad range of issuers, which could have an adverse effect on the Fund.  Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.  Because of these and other risks, you should consider an investment in the Fund to be a long-term investment.
Borrowing Risk:  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio.  Borrowing will cost the Fund interest expense and other fees.  The costs of borrowing may reduce the Fund’s return.  Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Equity Securities Risk:  Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile.  The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities.  The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Expense Risk:  Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets.  Accordingly, actual expenses may be greater or less than those indicated.  For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets.  During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Investment Companies Risk:  As with other investments, investments in other investment companies are subject to market and selection risk.  In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.  To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Investment Risk:  When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Liquidity Risk:  Liquidity risk exists when particular investments are difficult to purchase or sell.  The Fund’s investments in illiquid securities, which is limited to 15% of its net assets, may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price.  To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.  Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil.  Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.  In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
Market Risk:  The market values of securities owned by the Fund may decline, at times sharply and unpredictably.  Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices.  These fluctuations could be a sustained trend or a drastic movement and the value of your investment may reflect these fluctuations.
Non-Diversification/Limited Holdings Risk:  Because the Fund is non-diversified, the Fund is exposed to additional market risk.  A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers.  Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which they invest.  Furthermore, because the Fund has a relatively small number of issuers, the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.  The Fund’s relative lack of diversity may subject investors to greater market risk than other more diversified mutual funds.
Non-U.S. Investments Risk:  Investments in non-U.S. issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.  Because non-U.S. issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such non-U.S. issuers.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.  In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in or rising government debt levels of, several European countries.  These events may spread to other countries in Europe, including countries that do not use the euro.  These events may affect the value and liquidity of certain of the Fund’s investments.
Repurchase Agreements, Purchase and Sale Contracts Risks:  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Rights Risk:  The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company.  The market for such rights is not well developed and, accordingly, the Fund may not always realize full value on the sale of rights.
Securities Lending Risk:  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all.  As a result, the Fund may lose money and there may be a delay in recovering the loaned securities.  The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.  These events could trigger adverse tax consequences for the Fund.
Securities Selection Risk:  Securities selected by the Sub-Adviser for the Fund may not perform to expectations.  This could result in the Fund’s underperformance compared to other funds with similar investment objectives.
Additional Information about Fees and Expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the section entitled “Fund Summary” in this Prospectus.
•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.
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“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, sub-accounting and other shareholder services.  You do not pay these fees directly but, as the example in the section entitled “Fund Summary” in this Prospectus shows, these costs are borne indirectly by all shareholders.

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The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra.  Refer to the section entitled “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.

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“Distribution and Service (12b-1) Fees” include a shareholder servicing fee and/or distribution fee of up to 0.25% for Class A and Class C shares and a distribution fee of up to 0.75% for Class C shares.  Because 12b-1 fees are charged as an ongoing fee, over time the fee will reduce the return on your investment and may cost you more than paying other types of sales charges.

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A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase.  The contingent deferred sales charge may be waived for certain investors, as described in the section entitled “Redemptions” in this Prospectus.

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“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the Fund or its service providers for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.  “Other Expenses” may also include short sale dividend expenses.  These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker.  Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest.  While short sale dividend expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions.

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As described in the footnotes of the “Annual Fund Operating Expenses” table of this Prospectus, Destra has contractually agreed to waive its management fee and/or assume other expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to certain limits until at least December 31, 2027.

Fund Management
The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra, located at One North Wacker, 48th Floor, Chicago, IL 60606, is a wholly owned subsidiary of Destra Capital Management LLC.  Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.
The Fund pays to Destra a fee, payable monthly in an annual amount equal to 0.85% of the Fund’s daily net assets.  Destra furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and members of the Board who are its affiliates.
A discussion of the Board’s consideration and approval of the Management Agreement and the Investment Sub-Advisory Agreement is available in the Fund’s annual report dated September 30, 2016.
Destra is also responsible for developing the Fund’s investment program and recommending sub-advisers to the Fund’s Board.  In addition, Destra oversees the Sub-Adviser and reviews the Sub-Adviser’s performance.
Destra has retained WestEnd Advisors, LLC (“WestEnd”) to serve as the Fund's investment sub-adviser.  WestEnd, located at Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, NC 28211, is a boutique investment management firm.  WestEnd had approximately $1.0 billion of assets under management as of December 31, 2016.
The Fund’s portfolio is managed by a team, which is led by Robert L. Pharr, Chief Investment Officer, and also consists of Frederick O. Porter, CFA, Partner and Portfolio Manager, and Edmund N. Durden, Partner and Portfolio Manager.  The investment team is responsible for the day-to-day management of investment strategies of the Fund.

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Robert L. Pharr is a founder of WestEnd and serves Chief Investment Officer at the firm.  In 1988, Mr. Pharr co-founded Eastover Capital Management, Inc., a registered equity and fixed-income management investment advisory firm.  Mr. Pharr was responsible for all of the investment decisions made for clients’ portfolios, as well as directing the day-to-day operations of the firm.  From 1995 to 2003, Mr. Pharr was the President and Founder of Providence Capital Management, Inc., a registered investment advisory firm that is the predecessor to WestEnd.  Providence Capital Management changed its name to WestEnd Advisors LLC in 2003, from which time Mr. Pharr began serving his current positions.

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Frederick O. Porter, Partner and Portfolio Manager, joined WestEnd in 2008 as an Investment Analyst.  Mr. Porter leads the top-down macroeconomic research efforts for the Large-Cap Core Equity portfolio.  Mr. Porter entered the financial services industry in 1999.  Between 2004 and 2008, he was an Analyst on Wachovia Securities’ leveraged loan trading desk, was an Associate in their leveraged finance group, and studied at Duke University’s Fuqua School of Business.  From 2002 to 2004, he was a Portfolio Manager for U.S. Trust and prior to that worked as an Assistant Portfolio Manager at State Street Global Advisors.  Mr. Porter holds the Charted Financial Analyst (CFA) designation.

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Edmund N. Durden joined WestEnd in 2006 as a Partner and Portfolio Manager.  At WestEnd, Mr. Durden leads the bottoms-up stock research efforts for the Large-Cap Core Equity portfolio.  Prior to joining WestEnd, Mr. Durden was a founding employee and senior analyst at Cambium Capital, a long/short equity hedge fund based in Charlotte, North Carolina (2002-2006).  While at Cambium, Mr. Durden performed bottoms-up, fundamental research on stocks in multiple sectors.  In 2006, Mr. Durden founded Crescent Heights Consulting, LLC, which conducted outsourced research for multiple hedge funds.  From 1997 to 2002, Mr. Durden led an e-business and technology consulting group for the MONY Group, a $2 billion financial services firm.  In this role, he was responsible for enterprise-wise technology development, as well as purchasing and implementation decisions.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.

Section 3 Shareholder Information
Valuation of Shares
The price of the Fund’s shares is based on its net asset value (“NAV”) per share.  NAV is calculated for each class of the Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class.  The result, rounded to the nearest cent, is the NAV per share.  NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  However, NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC.  The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares.  All valuations are subject to review by the Fund’s Board or its delegate.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents.  For Class A shares, the public offering price includes any applicable initial sales charge.  For Class A shares and Class C shares, the price you pay to sell shares is also the NAV; however, for Class C shares, a contingent deferred sales charge may be taken out of the proceeds.  In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.  Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.
The Board has adopted procedures for valuing investments and have delegated to The Bank of New York Mellon, the Fund’s custodian, under supervision by Destra, the daily valuation of such investments.  The Fund uses independent pricing services to value most loans and other debt securities at their market value.  In determining market value, the pricing service for loans considers information obtained from broker-dealers and the pricing service for debt obligations considers various factors and market information relating to debt obligations.
In certain situations, Destra, with input from the Sub-Adviser, may use the fair value of a security or loan if such security or a loan is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV.  A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.  Because non-U.S. loans and securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed.  Destra expects to use fair value pricing primarily when a security is not priced by a pricing service or a pricing service’s price is deemed unreliable.
Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last price determined by the pricing service or the last bid or ask price in the market.  Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading” section of this Prospectus.  While funds that invest in non-U.S. securities may be at a greater risk for arbitrage activity, such activity may also arise in funds that do not invest in non-U.S. securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security is different from the security’s perceived market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  The Fund’s fair value pricing and frequent trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
Other securities held by the Fund are generally valued at market value.  Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value.  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor.  Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Share Classes
The Fund offers three classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features.  It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice.  Certain financial intermediaries may not offer all funds or all classes of shares.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.  The Fund is only available to U.S. citizens or residents.
If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investment objectives and needs.  Certain classes have higher expenses than others, which may lower the return on your investment.  For further details, please see the Statement of Additional Information.
Class A Shares
Class A shares are generally offered through certain financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, self-directed brokerage accounts and retirement platforms.  Class A shares may be offered with a reduced or waived initial sales charge under certain circumstances.  For more information, please refer to the section entitled “Qualifying for a Reduction or Waiver of Class A Shares Sales Charge” in this Prospectus.  Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients.  In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts or other shareholder services provided on behalf of their clients.

The Class A shares sales charges are as follows:
Initial sales charge on purchases	Up to 4.50%* • Reduction for purchases of $100,000 or more • Waived for purchases of $1 million or more
Deferred sales charge (“CDSC”)	None
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual distribution and/or shareholder servicing fee
Class C Shares
Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients.  Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.
The Class C shares sales charges are as follows:
Initial sales charge on purchases	None
Deferred sales charge (“CDSC”)	1.00% on shares redeemed within 12 months of purchase*
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee); higher annual operating expenses than Class A shares because of higher 12b-1 fee
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* May be waived under certain circumstances.
Class I Shares
Class I shares are available only to investors listed below.  The following investors may purchase Class I shares or if approved by Destra:
•	institutional investors purchasing $100,000 or greater of Class I shares;

•	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);
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bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
•	other Destra investment products;
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investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

•	clients of a financial representative who are charged a fee for consulting or similar services; and
•	corporations, endowments and foundations that have entered into an arrangement with Destra.
Certain intermediaries that have entered into an agreement with Destra Capital Investments LLC (“Destra Capital Investments”) may use Class I shares on their platforms without regard to the stated minimums.  Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds.  Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts or other shareholder services provided on behalf of their clients.
Distribution, Servicing and Administrative Fees
Distribution and Shareholder Servicing Plans
In accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund has adopted shareholder servicing plans for Class A shares and Class C shares (the “Class A Plan” and “Class C Plan,” respectively, or collectively the “Plans”).  Under the Plans, the Fund may pay Destra Capital Investments, the Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares and Class C shares based on average daily net assets of each, up to the following annual rates:

Class	Maximum Annual 12b-1 Fee for the Fund
Class A shares	0.25%
Class C shares	1.00%*
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* Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of the Plans, the Fund is authorized to make payments to Destra Capital Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.
Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible to receive 12b-1 fees.  Typically, under the adopted Class C Plan, Destra Capital Investments retains all fees paid for the first 12 months pursuant to the Plan on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of a 1% commission on sales of Class C shares to the financial intermediary.  Accordingly, financial intermediaries will become eligible for monthly compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares.  However, certain financial intermediaries may elect not to receive the initial 1% commission, in which case Destra Capital Investments will pay the monthly 12b-1 fees to such financial intermediary beginning the first month following the purchase of Class C shares as such fees accrue.  The Class C shares for which a financial intermediary elects not to receive the initial 1% commission will not be subject to a CDSC.  Destra Capital Investments is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.  Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
For Class A shares, Class C shares and Class I shares, certain intermediaries pursuant to an agreement with the Fund or its service providers may charge administrative fees for certain services such as recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis.  Because the form and amount charged vary by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries.  The Fund may pay a financial intermediary increased fees if a financial intermediary converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs.

Purchases
Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement accounts.  Generally, purchases of Class I shares may only be made through financial intermediaries and by certain institutional investors.  Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf.  As discussed further in the section entitled “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund.  When considering Fund recommendations made by these intermediaries, you should consider such arrangements.
Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program.  In addition to your full name and date of birth, you will be required to provide your Social Security number and permanent street address to assist in verifying your identity.  Some financial intermediaries may also require that you provide other documents that help to establish your identity.  Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if it is unable to verify a shareholder’s identity.  Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.
Minimum and Maximum Investment Requirements
There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares and Class C shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.  Investors in a defined contribution plan through a third-party administrator should refer to their plan document or contact their plan administrator for additional information.  Accounts that are a part of certain wrap programs may not be subject to these minimums.  Investors should refer to their intermediary for additional information.
There is a $100,000 minimum investment requirement for institutional investors purchasing Class I shares.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same fund.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Directors, officers and employees of Destra and its affiliates, as well as trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms.  For more information about this program and eligibility requirements, please contact a Destra representative at (877) 287-9646.  There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs.  For additional information, contact your intermediary, plan sponsor or administrator or a Destra representative.
If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.
There is a $500,000 maximum on any single purchase of Class C shares.  For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.
The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Periodic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify.  Contact your financial intermediary or a Destra representative, if applicable, for details.  Not all financial intermediaries offer this plan.
Initial Sales Charge
Class A Shares
The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales charge are allocated between Destra Capital Investments and your financial intermediary.  The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None	None	None
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(1) Offering Price includes the initial sales charge.
Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or in certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.
Class A shares may be offered without an initial sales charge under any of the following conditions:
•	purchases of $1 million or more;
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purchases (a) for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases, (b) by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Destra Capital Investments, or (c) for certain employee benefits or retirement plans, other than employee benefits or retirement plans that purchase Class A shares through brokerage relationships in which sales charges are customarily imposed;

•
purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

•	purchases by investors maintaining a self-directed brokerage account with a registered broker-dealer that has entered into an agreement with Destra Capital Investments to offer

Class A shares through a load-waived network or platform, which may or may not charge transaction fees;
•
purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

•	registered representatives and other employees of financial intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; or
•
purchases by (i) directors, officers and employees of Destra and its affiliates, (ii) trustees and officers of the Fund, and (iii) directors and officers of any sub-adviser to a Destra Fund, including retired persons who formerly held such positions and immediate family members of such purchasers.  (Immediate family members are defined as spouses, domestic partners, parents and children.)

To receive a reduced or waived front-end sales charge, you must let your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount.  These other accounts may include the accounts described in the section entitled “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s NAV (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified in the section entitled “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $100,000 or more of Class A shares (including Class A shares in other series of the Destra funds) over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the letter.  In order to apply purchases toward the intended amount, you must refer to such letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse, domestic partner and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as:  trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single-participant retirement accounts.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com and by following the appropriate hyperlinks to the specific information.
Commission on Class C Shares
Destra Capital Investments may pay to your financial intermediary a commission rate of 1.00% of the NAV of the Class C shares purchased.  Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.
Exchanges
Contact your financial intermediary (the Fund’s transfer agent at (877) 287-9646 for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds.  As with any investment, be sure to read the prospectus of the fund into which you are exchanging.  An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).  Exchanges are subject to the following conditions:
•	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.

•	You must meet the minimum investment amount for the Fund.
•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
The exchange privilege is not intended as a vehicle for short-term or frequent trading.  The Fund may suspend or terminate your exchange privilege if you make more than one round-trip in the Fund in a 30-day period and may bar future purchases in the Fund or other Destra funds.  The Fund will work with intermediaries to apply the Fund’s exchange limit.  However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

•
Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted.  Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund.  Any such exchanges and any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments.

Waiver of Sales Charges
The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds.  Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the Destra family of funds will not be subject to any applicable CDSC at the time of the exchange.  Any CDSC applicable to redemptions of Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase.  For more information about the CDSC, please refer to the section entitled “Redemptions.”  Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
Redemptions
Generally, redemptions may only be effected through financial intermediaries, retirement platforms and certain institutional investors, as applicable and described above.  It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares.  Contact your financial intermediary or refer to the appropriate plan documents for details.
Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated.  Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents.  Redemption proceeds, less any applicable CDSC for Class C shares, will normally be sent seven calendar days following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days.  Additionally, the right to require the Fund to redeem your shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion.  However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  In-kind payment means payment will be made in portfolio securities rather than cash.  If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.
Periodic Withdrawal Plan
You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify.  Any resulting CDSC for Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Capital Investments.  The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the NAV of the account.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary, or a Destra representative for Class I shares, for details.  Not all financial intermediaries offer this plan.
Class C Shares CDSC
A 1.00% CDSC will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless a CDSC waiver applies.  The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class C shares.  Among others, these include:
•	The death or disability of an account owner and to honor a qualified domestic relationships order (“QDRO”);

•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Capital Investments to waive CDSCs for such accounts;
•	Retirement accounts taking required minimum distributions;
•	The redemption of Class C shares acquired through reinvestment of Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class C shares during the period during which the CDSC applied;
•	If the Fund chooses to liquidate or involuntarily redeem shares in your account; or
•
If a financial intermediary elects to not receive the initial 1% commission and is receiving 12b-1 fees beginning on the first month following the purchase of Class C shares as such fees accrue, where an agreement is in place between the financial intermediary and Destra.

To keep the CDSC as low as possible, Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Class A Shares Reinstatement Privilege
After you have redeemed Class A shares, you have a onetime right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).

Section 4 General Information
Distributions
In order to avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gain realized on its investments at least annually.  The Fund’s income from certain dividends, interest and any net realized short-term capital gain are paid to shareholders as ordinary income dividends.  Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation.  Net realized long-term capital gain is paid to shareholders as capital gain distributions, regardless of how long shares of the Fund have been held.  Distributions are made at the class level, so they may vary from class to class within the Fund.
Distribution Schedule
Dividends from net investment income and distributions of capital gain are normally declared and distributed in December but, if necessary, may be distributed at other times as well.  The date you receive your distribution may vary depending on how your intermediary processes trades.  Please consult your intermediary for details.
How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held.  Dividends and net capital gain that have not yet been distributed are included in the Fund’s daily NAV.  The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.  For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share.  If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.  You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
Taxes
As with any investment, you should consider the tax consequences of investing in the Fund.  Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’.  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund.  You should consult your tax adviser if you have any questions.  Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.
Non-U.S. Income Tax Considerations
Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions.  However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.
Taxes and Tax Reporting
The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets).  Dividends from the Fund’s long-term capital gain are generally taxable as capital gain, while dividends from short-term capital gain and net investment income are generally taxable as ordinary income.  However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gain.  The tax you pay on a given capital gain distribution depends generally on how long the Fund has held the portfolio securities it sold.  It does not depend on how long you have owned your Fund shares.  Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gain that you were paid during the prior year.  If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm.  If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf.  The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.  The sale of shares in your account may produce a gain or loss and is a taxable event.  For tax purposes, an exchange of shares between funds is generally the same as a sale.
Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.
Please consult the Statement of Additional Information and your tax advisor for more information about taxes.
Buying or Selling Shares Close to a Record Date
Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.”  The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.
Foreign Tax Credit
A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.
Payments to Financial Intermediaries
From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional or related services.  Such payments may be based on gross sales, assets under management or transactional charges, or on a combination of these factors.  The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries.  Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.
Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.
In addition, for all shares, Destra Capital Investments or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-related services.  Destra Capital Investments or an affiliate may also pay fees, from their own assets, for recordkeeping, sub-accounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Destra funds.  These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.
Destra or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund.  Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments.  These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.
The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class.  The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.
The payment arrangements described above will not change the price an investor pays for shares or the amount that a Destra fund receives to invest on behalf of the investor.  You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.  Please contact your financial intermediary or plan sponsor for details on such arrangements.
Availability of Portfolio Holdings Information
The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex are designed to be in the best interests of the

Fund’s shareholders and to protect the confidentiality of the Fund’s portfolio holdings.  The following describes policies and procedures with respect to the disclosure of portfolio holdings.
•
Full Holdings:  The Fund generally makes available full portfolio holdings or issuer information on the Fund’s website monthly with an approximately 30-day lag.  The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders.  These reports (i) are available on the SEC’s website at www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Destra representative at (877) 287-9646 (toll-free).

•	Top 10 Holdings: The Fund’s top 10 portfolio holdings or issuer information is available monthly on the Fund’s website with a 15-day lag.
•	Other Information: The Fund provides other portfolio information monthly on the Fund’s website with a 15-day lag.
Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
Frequent Trading
Frequent Trading Policies and Procedures
The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”).  The Fund is intended exclusively for long-term investment and will take reasonable steps to attempt to detect and deter short-term and frequent trading.  Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.  In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered.  As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading.  In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.
Among other safeguards, the Fund attempts to deter frequent trading through the following methods:

•	exchange limitations as described in the section entitled “Exchanges”;
•	trade monitoring; and
•	fair valuation of securities as described in the section entitled “Valuation of Shares.”
Generally, a purchase and redemption of shares from the Fund within 30 days (a “round-trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.
The Fund constantly monitors for patterns of shareholder frequent trading.  Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges.  The Fund may also bar future purchases into the Fund and other Destra funds by such investor.  The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.
The Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.
Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts.  Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.
In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not limited to:  requiring that trades be placed by U.S. mail; prohibiting future purchases by investors who have recently redeemed Fund shares; requiring intermediaries to report information about customers who purchase and redeem large amounts; and other similar restrictions.  The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.  Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Board.  For more information about the Fund’s Frequent Trading Policy and its enforcement, see “Frequent Trading” in the Statement of Additional Information.
Frequent Trading Risks
Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives.  Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.
Funds that invest in non-U.S. securities may be at a greater risk for frequent trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a non-U.S. market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”).  Such arbitrage opportunities may also arise in funds that do not invest in non-U.S. securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.
Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances.  For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary.  Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading.  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.

Shareholder Communications
Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment.  These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations.  Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports.  The Fund’s fiscal year ends on September 30.
Fund Service Providers
The custodian of the assets of the Fund is The Bank of New York Mellon, 2 Hanson Place, Brooklyn, NY 11217.  The custodian also provides certain accounting services to the Fund.  The Fund’s transfer, shareholder services and dividend paying agent, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 5 Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the year ended September 30, 2016 and 2015 has been derived from financial statements audited by Grant Thornton LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.  The information for the years ended September 30, 2014, 2013 and 2012 was audited by the Fund’s independent registered public accounting firm during those periods.

Financial Highlights
	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012
Class A
Net asset value, beginning of year	$21.92	$22.46	$19.75	$16.76	$13.74
Investment operations:
Net investment income (loss)[1]	(0.03)	(0.11)	(0.11)	0.01	(0.06)
Net realized and unrealized gain (loss)	(0.45)	0.96	3.28	3.04	3.08
Net Increase (Decrease) in Net Asset Value from Operations	(0.48)	0.85	3.17	3.05	3.02
Distributions paid to shareholders from:
Net investment income	–	–	–	(0.06)	—	[3]
Net realized gains	(0.53)	(1.39)	(0.46)	–	—	[3]
Return of capital	–	–	–	–	—	[3]
Total distributions	(0.53)	(1.39)	(0.46)	(0.06)	—	[3]
Net asset value, end of year	$20.91	$21.92	$22.46	$19.75	$16.76

TOTAL RETURN[2]	(2.33)%	3.48%	16.25%	18.29%	22.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$9,660	$12,364	$13,298	$36,353	$21,761
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.60%	1.60%	1.60%	1.60%	1.60%
Expenses, prior to expense reimbursements/waivers	1.77%	2.22%	1.83%	1.89%	3.75%
Net investment income (loss)	(0.14)%	(0.49)%	(0.52)%	0.04%	(0.33)%
Portfolio turnover rate	52%	36%	58%	40%	42%
Class C
Net asset value, beginning of year	$21.08	$21.80	$19.32	$16.46	$15.00	†
Investment operations:
Net investment loss[1]	(0.19)	(0.28)	(0.27)	(0.12)	(0.16	)†
Net realized and unrealized gain (loss)	(0.42)	0.95	3.21	2.98	1.62	†
Net Increase (Decrease) in Net Asset Value from Operations	(0.61)	0.67	2.94	2.86	1.46	†

	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012

Distributions paid to shareholders from:
Net realized gains	(0.53)	(1.39)	(0.46)	–	—	†
Net asset value, end of year	$19.94	$21.08	$21.80	$19.32	$16.46	†

TOTAL RETURN[2]	(3.05)%	2.73%	15.40%	17.38%	9.73	%†5
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$4,768	$6,972	$5,013	$2,891	$1,955	†
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.35%	2.35%	2.35%	2.35%	2.35	%†[4]
Expenses, prior to expense reimbursements/waivers	2.52%	2.72%	3.00%	3.44%	11.11	%†[4]
Net investment loss	(0.90)%	(1.25)%	(1.32)%	(0.67)%	(1.09	)†[4]
Portfolio turnover rate	52%	36%	58%	40%	42	%†5
Class I
Net asset value, beginning of year	$22.14	$22.61	$19.81	$16.81	$13.76
Investment operations:
Net investment income (loss)[1]	0.03	(0.05)	(0.06)	0.06	(0.01)
Net realized and unrealized gain (loss)	(0.45)	0.96	3.30	3.04	3.09
Net Increase (Decrease) in Net Asset Value from Operations	(0.42)	0.91	3.24	3.10	3.08
Distributions paid to shareholders from:
Net investment income	–	–	–	(0.11)	(0.01)
Net realized gains	(0.53)	(1.39)	(0.46)	–	–
Return of capital	–	–	–	–	(0.03)
Total distributions	(0.53)	(1.39)	(0.46)	(0.11)	(0.04)
Redemption fees	0.00 [3]	0.01	0.02	0.01	0.01
Net asset value, end of year	$21.19	$22.14	$22.61	$19.81	$16.81

TOTAL RETURN[2]	(2.03)%	3.78%	16.66%	18.61%	22.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$46,579	$55,553	$51,841	$22,743	$15,014
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.32%	1.32%	1.32%	1.32%	1.32%
Expenses, prior to expense reimbursements/waivers	1.52%	1.37%	1.41%	1.53%	4.42%
Net investment income (loss)	0.12%	(0.22)%	(0.29)%	0.35%	(0.07)%
Portfolio turnover rate	52%	36%	58%	40%	42%

____________________
† Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1 Based on average shares outstanding.
2 Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3 Greater than $0.000, but less than $0.005.
4 Annualized.
5 Not Annualized.

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Capital Investments.  The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus.  Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The Fund’s most recent Statement of Additional Information and certain other information are available free of charge by calling Destra at (877) 287-9646, on the Fund’s website at destracapital.com/literature or through your financial advisor.  Shareholders may call the toll free number above with any inquiries.
You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”).  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C.  Call the SEC at (202) 551-8090 for room hours and operation.  You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520.  The SEC may charge a copying fee for this information.
The Fund is a series of Destra Investment Trust, whose Investment Company Act file number is 811-22417.

Statement of Additional Information
February 1, 2017

Destra Focused Equity Fund
Ticker: Class A-DFOAX, Class C-DFOCX, Class I-DFOIX
This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI expands upon, and should be read in conjunction with, the Prospectus dated February 1, 2017, for the Destra Focused Equity Fund (the “Fund”), a series of the Destra Investment Trust.  Copies of the Prospectus may be obtained without charge from the Fund’s website at destracapital.com/strategies/literature or by calling (877) 287-9646.  The audited financial statements for the Fund’s most recent fiscal year appear in the Fund’s Annual Report dated September 30, 2016.  The audited financial statements are incorporated herein by reference and the Annual Report is available without charge from the Fund’s website at destracapital.com/strategies/literature or by calling (877) 287-9646.

Page
Fund History	1
Investment Restrictions	1
Investment Strategies and Risks	4
Management	15
Control Persons and Principal Shareholders	21
Investment Adviser and Sub-Adviser	22
Administrator	25
Portfolio Transactions	25
Net Asset Value	28
Purchases	29
Distribution and Shareholder Servicing Plans	34
Redemptions	35
Tax Matters	37
Frequent Trading	41
Disclosure of Portfolio Holdings	44
Other Service Providers	45
General Trust Information	45
Appendix A - Proxy Voting Procedure	47

Fund History
The Fund is a separate investment portfolio of the Destra Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on May 25, 2010.  The Fund is non-diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.  The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra has retained WestEnd Advisors, LLC (“WestEnd” or the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser, responsible for the day-to-day management of the Fund’s portfolio of securities.
Prior to September 30, 2016, the Fund was a series of Destra Investment Trust II, which is an open-end management investment company organized as a Massachusetts business trust on January 27, 2011.
Investment Restrictions
The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund.  The fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.”  As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.  Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.  The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:
(1) Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.
(2) Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling non-U.S. currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

(3) Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.
(4) Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the Securities and Exchange Commission (the “SEC”) or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.
(5)  Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.
(6) Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.
(7) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.
(8)  Invest 25% or more of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities are not deemed to be industries.
The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.
For purposes of applying investment restriction (5) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets).  In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.  The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statutes, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
For the purpose of investment restriction (8), the Fund will consider all relevant factors in determining who is the issuer of the security, including:  the credit quality of the issuer, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the security, the interest rate environment, and general economic conditions applicable to the issuer and such interpositioned person.  Further, the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies will be treated as separate industries for the purpose of this restriction.
The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Fund’s Board of Trustees (the “Board” or “Board of Trustees”).  The Fund may not:
(1) Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or
(2)  Purchase securities on margin or effect short sales, except that (i) the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities and (ii) the Fund may make short sales “against the box” where the Fund owns or has the right to acquire at no additional cost the security sold short.
All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.  Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Board of Trustees.
The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities.  As a result, the Fund must provide shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to any change of the Fund’s Name Policy.  For purpose of the Name Policy, the Fund considers the term “investments” to include both direct investments and indirect investments (e.g., investments in an underlying fund, derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country or geographic region through direct investment or indirect investments.

Investment Strategies and Risks
In addition to the discussion of investment strategies and risks that appears in the Prospectus, the Fund may (except where indicated otherwise) also implement the following strategies.
144A Securities
The Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  The Trustees have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Trustees.  The Trustees have adopted guidelines and delegated to the Sub‑Adviser the daily function of determining and monitoring liquidity of 144A securities.  The Trustees, however, will retain sufficient oversight and will ultimately be responsible for the determinations.  Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Trustees will carefully monitor the Fund’s investments in these securities.  This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.
Cash Management
A portion of the Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes.  Such instruments would consist of: (i) obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed‑income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Sub‑Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.  At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short‑term obligations rated Prime‑1 by Moody’s or A‑1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub‑Adviser.
Commercial Paper
Commercial paper purchasable by the Fund includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act.  Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thereby providing liquidity.  Certain transactions in

Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act.  The Fund can purchase commercial paper rated (at the time of purchase) “A‑1” by S&P or “Prime‑1” by Moody’s or when deemed advisable by the Fund’s Sub‑Adviser, “high quality” issues rated “A‑2”, “Prime‑2” or “F‑2” by S&P, Moody’s or Fitch, respectively.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income.  These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature.  As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the Sub-Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets.  Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled.  As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk.  As described below, the Fund is authorized to enter into non-U.S. currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock.  The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.”  To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock.  If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value.  To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value.  A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security.  The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the claim of the common stockholders but it may be subordinated to other debt securities of the same issuer.  A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued.  If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.  Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Contingent Convertible Securities.  Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like.  This is particularly true in the financial services sector.  While loss absorption language is relatively rare in the preferred and debt markets today, it may become more prevalent.  One preferred or debt structure with loss absorption characteristics is the contingent convertible security (“CoCo”).  These securities provide for mandatory conversion into common stock of the issuer under certain circumstances.  The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy.  In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.  In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those which would trigger a CoCo.  The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.
Depositary Receipts (ADRs, EDRs and GDRs)
The Fund may invest in the securities of non-U.S. issuers in the form of Depositary Receipts or other securities convertible into securities of non-U.S. issuers.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments.  ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation.  EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either foreign or domestic underlying securities.  GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Depositary Receipts are generally subject to the same risks as the non-U.S. securities that they evidence or into which they may be converted.  Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”
Equity Securities
Equity securities include common stocks and other securities with equity characteristics.  Common stocks represent units of ownership in a company and typically have voting rights and earn dividends.  Dividends on common stocks are not fixed but are declared at the discretion of a company’s board.  Equity securities may also include equity securities of investment companies and exchange-traded funds.
While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership.  Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations.  For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations.  Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices.  The value of a company’s stock may fall because of:
• Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
• Factors affecting an entire industry, such as increases in production costs; and
• Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.
The Fund may invest in securities of issuers with small or medium market capitalizations, which may involve greater risk and price volatility than that customarily associated with investments in larger, more established companies.  This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth.  The securities of small and medium capitalization companies are often traded in the over‑the‑counter (“OTC”) market, and might not be traded in volumes typical of securities traded on a national securities exchange.  Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.
Non-U.S. Investments
The Fund may invest in non-U.S. securities, including securities from issuers located in emerging market countries.  These securities may be denominated in U.S. dollars or in a non-U.S. currency.  Securities issued by certain companies organized outside the United States may not be deemed to be non-U.S. securities (but rather deemed to be U.S. securities) if the company’s principal operations are conducted from the United States, the company’s equity securities trade principally on a U.S. stock exchange or the company does a substantial amount of business in the United States.
Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to foreign withholding taxes.
Non-U.S. Market Risk.  Funds that may invest in non-U.S. securities offer the potential for more diversification than funds that invest only in the United States because securities traded on non-U.S. markets have often (though not always) performed differently from securities traded in the United States.  However, such investments often involve risks not typically associated with investments in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money.  In particular, the Fund is subject to the risk that, because there are generally fewer investors on non-U.S. exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges.  In addition, prices of non-U.S. securities may fluctuate more than prices of securities traded in the United States.  Investments in non-U.S. markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on non-U.S. investment in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell non-U.S. securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.  Other potential non-U.S. market risks include exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount the Fund can earn on its investments.  The expense ratios of the Fund investing significantly in non-U.S. securities can be expected to be higher than those of investment funds investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.
In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment.  The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  These provisions may restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.
Non-U.S. Economy Risk.  The economies of certain non-U.S. markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.  In addition, the U.S.

government has from time to time in the past imposed restrictions, through penalties and otherwise, on non-U.S. investments by U.S. investors such as the Fund.  If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
Publicly Available Information.  In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, the Fund’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.
Settlement Risk.  Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the United States.  Non-U.S. settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions.  These problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Illiquid or Restricted Securities
The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid.  Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments.  Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.  The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
The Fund may invest in securities that are not registered under the Securities Act (“restricted securities”).  Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.  In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.  As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities.  To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value.  In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.  If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.  Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks.  These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Some of these securities are new and complex and trade only among institutions, and the markets for these securities are still developing and may not function as efficiently as established markets.  Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions.  Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement.  If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security.
Inflation Risk
Like all mutual funds, the Fund is subject to inflation risk.  Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Investment Companies
The Fund may, subject to applicable law, invest in other investment companies, including money market funds and exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange.  In accordance with the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company.
As with other investments, investments in other investment companies are subject to market and selection risk.  In addition, if the Fund acquires shares in investment companies,

including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).  Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.
Restrictions on Certain Investments.  A number of publicly traded closed-end investment companies have been organized to facilitate indirect non-U.S. investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds.  There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  The 1940 Act restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries.  Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.  If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
Portfolio Turnover Rates
The Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Sub-Adviser believes investment considerations warrant such sale or purchase.  Portfolio turnover may vary greatly from year to year as well as within a particular year.  High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities.  The sale of the Fund’s securities may result in the recognition of capital gain or loss.  Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect the Fund’s performance.
The portfolio turnover rates for the fiscal years ended September 30, 2015 and September 30, 2016 are set forth below:
Portfolio Turnover Rate
Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2016
36%	52%
Preferred Stock
The Fund may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.
Repurchase Agreements and Purchase and Sale Contracts
Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with the Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.
A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period.  In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest.  The Fund may enter into “tri-party” repurchase agreements.  In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.
Repurchase agreements and purchase and sale contracts result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations.  However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities.  In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.
Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.  In the case of a repurchase agreement, as a purchaser, the Fund’s Sub-Adviser will monitor the creditworthiness of the seller, and the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement.  The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts.  The Fund’s Adviser or Sub-Adviser will mark-to-market daily the value of the securities.  Securities subject to repurchase agreements and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price.  Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted.  Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
The Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets.  Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.
Securities Lending
The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions.  In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned.  The Fund receives the income on the loaned securities.  Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral.  Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower.  As a result, the Fund’s yield may increase.  Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.  The Fund is obligated to return the collateral to the borrower at the termination of the loan.  The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral.  In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities.  The Fund could also experience delays and costs in gaining access to the collateral.  The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.
The Fund would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans.  Any cash collateral received by the Fund in connection with such loans may be invested in a broad range of high quality,

U.S. dollar‑denominated money market instruments that meet the restrictions for money market funds under Rule 2a-7 of the 1940 Act.  Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two nationally recognized statistical rating organizations (“NRSROs”), or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CDs, BAs and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds.  Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.
Temporary Defensive Position
While assuming a temporary defensive position, the Fund may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.  Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.  There is generally less publicly available information about non-U.S. issuers and there may be less governmental regulation and supervision of non-U.S. stock exchanges, brokers and listed companies.  Non-U.S. issuers may use different accounting and financial standards, and the addition of non-U.S. governmental restrictions may affect adversely the payment of principal and interest on non-U.S. investments.  In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.
Management
The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees.  The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “Independent Trustees”).  None of the Independent Trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates.  The names, business addresses and year of birth of the trustees and executive officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.  The trustees of the Trust are trustees of four Destra‑sponsored open‑end funds (the “Destra Funds”).

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee over the Last Five Years

Independent Trustees:
John S. Emrich, CFA One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1967	Trustee	Term— Indefinite Length of Service—Since 2014	Private Investor, January 2011 to present; Co‑Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms LLC, June 2012 to present	4	Meridian Fund, Inc. (four portfolios)
Michael S. Erickson One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1952	Trustee	Term— Indefinite Length of Service—Since 2014	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp., 2003 to present; Treasurer, Vice President and Manager, McGee Island LLC, 2015 to present	4	Meridian Fund, Inc. (four portfolios)
James Bernard Glavin One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1935	Trustee	Term— Indefinite Length of Service—Since 2014	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	4	Meridian Fund, Inc. (four portfolios)
Interested Trustee:
Nicholas Dalmaso* One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1965	Trustee, Chairman of the Board	Term— Indefinite Length of Service—Since 2010
General Counsel and Chief Compliance Officer of M1 Holdings LLC, 2015 to present; General Counsel and Chief Compliance Officer of M1 Finance LLC, 2015 to present; General Counsel and Chief Compliance Officer of M1 Advisory Services LLC, 2015 to present; Co‑Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC, 2010 to 2014; Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II, 2010 to 2014.
				4	None
________________________
   Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
* Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with the Destra Funds.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

Officers of the Trust:

Dominic Martellaro One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1961	President and Chief Executive Officer	Term—Indefinite Length of Service—President Since 2016; others Since 2015
President and Chief Executive Officer and Registered Salesperson of Destra Capital Advisors, LLC; Chief Executive Officer and Registered Salesperson of Destra Capital Investments LLC; Member, Destra Capital Management LLC

Derek Mullins One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1973	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2016	Director of Operations, Arrowpoint Asset Management, LLC; Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc.
Jane Hong Shissler One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1972	Chief Compliance Officer and Secretary	Term—Indefinite Length of Service—Since 2016	General Counsel, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Management LLC; Partner (2012-2015) and Associate (2005-2012), Chapman and Cutler LLP

Board Leadership Structure and Risk Oversight
The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser.  None of the trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Capital Investments LLC, Destra Capital Management LLC or their affiliates.  In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.
The management of the Fund, including general supervision of the duties performed for the Fund under the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees.  The Board of Trustees sets broad policies for the Fund, chooses the Trust’s officers and hires the Fund’s investment adviser, sub‑adviser and other service providers.  The officers of the Trust manage the day‑to‑day operations and are responsible to the Trust’s Board.  The Trust’s Board is composed of three Independent Trustees and one Interested Trustee.  The Interested Trustee, Nicholas Dalmaso, serves as the Chairman of the Board of the Destra Funds. Dominic Martellaro serves as the President and Chief Executive Officer of the Destra Funds.
Annually, the Board will review its governance structure and the committee structures, their performance and functions and review any processes that would enhance Board governance over the Fund’s business.  The Board has determined that its leadership structure is appropriate based on the characteristics of the Destra Funds as a whole.  The Board considered electing a lead independent trustee but determined that at this time doing so would not be beneficial.
The Board has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Board acts by majority vote of all the trustees, including a majority vote of the Independent Trustees if required by applicable law.
The two standing committees of the Destra Funds are the Nominating and Governance Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating non‑interested persons to the Trust’s Board of Trustees.  Messrs. Emrich, Erickson, Dalmaso and Glavin are members of the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Jane Hong Shissler, Secretary, at the Fund’s address, One North Wacker, 48th Floor, Chicago, Illinois 60606.  Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.  During the last fiscal year, the Nominating and Governance Committee met once.
The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Messrs. Emrich, Erickson and Glavin serve on the Audit Committee.  During the last fiscal year, the Audit Committee met three times.
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund.  The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including oversight of any sub‑advisers, is performed primarily at the Board level in conjunction with Destra’s Investment Committee and the Trust’s Chief Compliance Officer (“CCO”).  Destra’s Investment Committee reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance, as well as information related to sub‑advisers and their operations and processes.  The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs.  The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Board is responsible for all pricing and valuation matters and delegates the day-to-day pricing and valuation obligations to Destra’s Investment Committee.  The Board oversees the pricing agents and actions by Destra’s Investment Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment‑related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations and other individual characteristics and traits in the aggregate.  Each trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from Destra, sub‑advisers, underwriters or other service providers, including any affiliates of these entities.
For each current trustee each of the experiences, qualifications and attributes described in “Management” and described below have led to the conclusion, as of the date of this SAI, that each trustee should serve as a trustee.  References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John S. Emrich.  Mr. Emrich has significant experience in the investment management and financial services industry.  Mr. Emrich served as a financial analyst or portfolio manager for over 14 years for various investment advisory firms and currently serves as a director of Meridian Fund, Inc.  Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.
Michael S. Erickson.  Mr. Erickson has significant leadership and financial management experience, previously serving as Chairman of the Board and Chief Financial Officer of AeroAstro for nearly ten years, and as a Director on the Board of Directors of Decimal, Inc., an online IRA administration company.  Mr. Erickson also currently serves as a director of Meridian Fund, Inc.  He has served as a certified public accountant for Coopers & Lybrand, an accounting firm, and has served as Chief Financial Officer for several companies.  Mr. Erickson holds a Master of Business Administration degree from Stanford Graduate School of Business.
James Bernard Glavin.  Mr. Glavin provides the Board with strong management acumen as he has served as CEO and Chairman of Orchestra Therapeutics, Inc. (formerly known as Immune Response Corp.), a biopharmaceutical company, and as a board member for Althea Tech, a privately held biotechnology company.  Mr. Glavin also currently serves as a director of Meridian Fund, Inc.
Nicholas Dalmaso.  Mr. Dalmaso was the initial trustee of the Trust.  He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc.  His work experience in the mutual fund industry and educational background have prepared him to be a trustee.
The following compensation table provides information (including reimbursement for travel and out‑of‑pocket expenses) for the past fiscal year ended September 30, 2016.  The Trust has no retirement or pension plans.  The officers and Trustee who is an “interested person” as designated above serve without any compensation from the Trust.  The Trust has no employees.  Its officers are compensated by Destra.

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Destra Funds Paid to Trustees
John S. Emrich, Trustee	$6,507	$0	$0	$25,926
Michael S. Erickson, Trustee	$6,725	$0	$0	$26,884
James Bernard Glavin, Trustee	$6,600	$0	$0	$26,541
Nicholas Dalmaso, Trustee	$9,803	$0	$0	$39,070
The Independent Trustees are paid $4,500 per series as annual compensation for serving as an Independent Trustee of the Trust and $500 per series for attendance at each Nominating and Governance Committee meeting and Audit Committee meeting.  It is anticipated that the

Nominating and Governance Committee will meet once and the Audit Committee will meet twice during the calendar year.  The Chairman of the Board will be paid an additional $3,000 per series per year.  Therefore, the Trust expects to compensate the trustees a total of $6,000 per series for the calendar year with the Chairman receiving $9,000 per series for the calendar year.  In addition, the Independent Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the trustees or any committees of the Board.  The Board has determined that because of Mr. Dalmaso’s prior experience and position with the Trust, as well as his extensive knowledge of and work in the registered investment management industry, Mr. Dalmaso should receive compensation while serving as an Interested Trustee.  In addition to the duties of an Interested Trustee, Mr. Dalmaso serves as a consultant to the Board.  The Trust does not have a retirement or pension plan.
Share Ownership
As of December 31, 2016, the dollar range of equity securities beneficially owned by the trustees is provided in the following table:
Name of Trustee	Dollar Range of EquitySecurities in the Fund	Aggregate Dollar Range of EquitySecurities in All Registered InvestmentCompanies Overseen by Trustee inFamily of Investment Companies
John S. Emrich	None	None
Michael S. Erickson	None	None
James Bernard Glavin	None	None
Nicholas Dalmaso	Over $100,000	Over $100,000
As of December 31, 2016, none of the Independent Trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.
Control Persons and Principal Shareholders
A control person is a shareholder that (1) beneficially owns, directly or through controlled companies, more than 25% of the voting securities of a company, (2) acknowledges or asserts the existence of control, or (3) has a final adjudication under section 2(a)(9) of the 1940 Act that control exists. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. Any control person of a class, as noted below, may be able to significantly influence the outcome of any item presented to shareholders for approval.
As of January 3, 2017, the following persons or organizations held beneficially or of record 5% or more of the shares of the Fund.

Class	Name	Address	Percentage of Ownership
Class A:	UBS Financial Services, Inc.	185 East 64th Street, New York, New York 10065-6653	8.82%
Class C:	UBS Financial Services, Inc.	3213 Wellshire Court, Plano, Texas 75093-3458	5.53%
Class I:	Charles Schwab & Co., Inc.	101 Montgomery, San Francisco, California 94104-4122	19.76%
	Morgan Stanley Smith Barney	133 East 80th Street, Apartment 4A, New York, New York 10075	6.68%%
As of December 31, 2016, the officers and trustees of the Fund, in the aggregate, owned less than 1% of the equity securities of the Fund.
Investment Adviser and Sub-Adviser
Investment Adviser
Destra Capital Advisors LLC (“Destra”) is the investment adviser of the Fund, with responsibility for the overall management of the Fund.  It is also responsible for managing the Fund’s business affairs and providing day‑to‑day administrative services to the Fund.  Destra, One North Wacker, 48th Floor, Chicago, Illinois 60606, is a Delaware limited liability company and is a wholly-owned subsidiary of Destra Capital Management LLC, a holding company.  It is an affiliate of Destra Capital Investments LLC, the principal underwriter of the Fund’s shares.  Destra Capital Investments LLC is also located at One North Wacker, 48th Floor, Chicago, Illinois 60606.
For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to 0.85% of the Fund’s daily net assets. Destra has agreed to contractually waive its management fee and/or assume the other expenses in order to limit the total annual fund operating expenses of the Fund to certain limits until at least December 31, 2027. Fees waived or expenses assumed pursuant to the arrangement are subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived and/or expenses assumed by the Adviser.
The following table shows the management fees (net of fee waivers and expense reimbursements, where applicable) paid by the Fund to Destra and the fees waived by Destra for the specified periods.

	Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by Destra)	Amount of Fees Waived and Expenses Reimbursed by Destra
For fiscal year ended September 30, 2014	$444,598	$128,955
For fiscal year ended September 30, 2015	$495,952	$135,212
For fiscal year ended September 30, 2016	$461,654	$137,311
The Fund, Destra and other related entities have adopted codes of ethics which significantly restrict Destra Funds personnel with access to non-public portfolio information from certain personal investment transactions.  These codes of ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions.  These codes of ethics are on public file with, and are available from, the SEC.
Sub‑Adviser
Destra has selected WestEnd Advisors, LLC (“WestEnd” or the “Sub-Adviser”), Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, NC 28211, as sub‑adviser to manage the investment portfolio of the Fund.  Pursuant to an investment sub-advisory agreement, Destra has agreed to pay an annualized advisory fee to WestEnd a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to Destra for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Destra in respect of the Fund).
The following table shows the fees paid by Destra to WestEnd for its services for the specified periods.

Amount Paid by Destra to WestEnd
For fiscal year ended September 30, 2014	$54,662
For fiscal year ended September 30, 2015	$249,717
For fiscal year ended September 30, 2016	$174,765
Portfolio Managers
The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand.
The Fund’s portfolio is managed by a team, which is led by Robert L. Pharr, Chief Investment Officer, and also consists of Frederick O. Porter, CFA, Partner and Portfolio Manager, and Edmund N. Durden, Partner and Portfolio

Manager.  The investment team is responsible for the day-to-day management of investment strategies of the Fund.
Other Accounts Managed.  The tables below illustrate other accounts where each of the above-mentioned portfolio managers has significant day-to-day management responsibilities as of September 30, 2016.  The portfolio managers all manage the same accounts as a team.  The portfolio managers do not receive performance-based fees with respect to any account that they manage.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Robert L. Pharr	Registered Investment Companies	0	$0
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1317	$1,177 million
Edmund N. Durden	Registered Investment Companies	0	$0
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1317	$1,177 million
Frederick O. Porter	Registered Investment Companies	0	$0
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1317	$1,177 million
_________________________
* Total assets reflect accounts managed jointly as part of a team.
Conflicts of Interest.  WestEnd's portfolio managers manage other accounts with similar objectives as the Fund, which may give rise to potential conflicts of interest. WestEnd does not believe these conflicts are material.  To the extent that conflicts arise that are material, WestEnd believes its policies and procedures are designed to effectively manage those conflicts in an appropriate way.
For each investment strategy offered, investment decisions are made at the product level.  All accounts in a particular strategy hold the same securities in the same relative quantities.  Any changes to the model are executed across all accounts in the strategy at or around the same time (subject to WestEnd’s trading procedures), provided client-imposed restrictions do not require exclusion.
A potential conflict of interest may exist as a result of WestEnd’s portfolio managers managing the Fund along with Other Accounts, which, in theory, may allow the portfolio managers to allocate investment opportunities in a way that favors the Other Accounts over the Fund.  Notwithstanding this theoretical conflict of interest, it is WestEnd’s policy to manage each account based on its investment objectives and restrictions.  WestEnd has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis and in a manner consistent with each account's investment objectives and restrictions.
Compensation.   Key personnel are provided with competitive compensation including salaries, bonuses and equity participation.  WestEnd’s compensation program supports retention,

and the firm’s corporate culture fosters close teamwork, as well as the means for excellence to be recognized and rewarded.
Ownership of Securities. As of September 30, 2016, the portfolio managers beneficially owned the following dollar range of equity securities in the Fund.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Robert L. Pharr	$100,001 — $500,000
Edmund N. Durden	None
Frederick O. Porter	$10,001 — $50,000
Proxy Voting Policies
The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.
The Board of Trustees is responsible for oversight of the Fund’s proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Destra, who utilizes Glass, Lewis & Co.  Glass, Lewis & Co.’s Proxy Voting Policies and Procedures are set forth in Appendix A.
Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12‑month period ended June 30 will be available upon request and without charge on the Fund’s website at destracapital.com/strategies/literature, by calling (877) 287-9646 or by accessing the SEC’s website at http://www.sec.gov.
Administrator
The Bank of New York Mellon (“BNYM”) serves as administrator pursuant to a Fund Administration and Accounting Agreement between the Trust and BNYM, dated November 1, 2010. BNYM, located at 101 Barclay Street, 13E, New York, New York 10286, provides administrative services and valuation and computation services.  The following table sets forth total administrative fees paid by the Fund to BNYM for the specified periods.

For fiscal year ended September 30, 2014	$78,466
For fiscal year ended September 30, 2015	$85,001
For fiscal year ended September 30, 2016	$81,625
Portfolio Transactions
The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund’s shares.
Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).
In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Fund.  The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Sub-Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the sub-advisory fees paid by Destra to the Sub-Adviser under the Sub-Advisory Agreement are not reduced as a result of receipt by either Destra or the Sub-Adviser of research services.
The Sub-Adviser places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified periods.

Aggregate Amount of Brokerage Commissions
For fiscal year ended September 30, 2014	$18,915
For fiscal year ended September 30, 2015	$14,757
For fiscal year ended September 30, 2016	$22,877
During the fiscal year ended September 30, 2016, the Fund did not pay commissions to brokers in return for research services.
Payments to financial intermediaries based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra Funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.
The following table sets forth the aggregate amount of ticket charges paid to broker-dealer firms with respect to the sale of Fund shares for the specified periods.

	Name	Amount of Compensation Paid
For fiscal year ended September 30, 2016	Charles Schwab & Co., Inc.	$31,500
	Morgan Stanley	$12,204
	UBS Financial Services Inc.	$6,903
	National Financial Services LLC	$10,189
	Pershing LLC	$398
	Ameriprise Financial Services, Inc.	$1,279
	LPL Financial	$450
	Vanguard	$89
	Raymond James & Associates/Raymond James Financial Services, Inc.	$1,922
	MSCS Financial	$7
During the fiscal year ended September 30, 2016, the Fund did not acquire any securities of regular brokers or dealers as defined in Rule 10b‑1 under the 1940 Act or of the parents of the brokers or dealers.
Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Destra Capital Investments LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.  In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the Independent Trustees.
Net Asset Value
As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday).  The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class.  In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and non-U.S. markets are generally valued at the closing sale prices on such markets.  If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.  Municipal securities held by the Fund are traded primarily in the over-the-counter markets.  Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.  Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices.  Non-U.S. securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE.  The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers.  Short-term securities maturing within 60 days or less are valued on an amortized cost basis.  Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service.  The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.
Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees (the “Valuation Procedures”).  Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security.  The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain non-U.S. exchanges and the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over‑the‑counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various non-U.S. markets on days which are not business days in New York and on which the Fund’s NAV is not calculated.  The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open.  Such calculation may not take place contemporaneously with the determination of the prices of the non-U.S. portfolio securities used in such calculation.  If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
To the extent there are any errors in the Fund’s NAV calculation, Destra may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.
Purchases
Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms.  Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.
Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.
The expenses to be borne by specific classes of Shares may include (i) transfer agency fees attributable to a specific class of Shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iii) SEC and state securities registration fees incurred by a specific class of Shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (v) litigation or other legal expenses relating to a specific class of Shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of Shares, (vii) accounting expenses relating to a specific class of Shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control, and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
The Fund does not issue share certificates. Shares will be registered in the name of the investor or the investor’s financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor’s behalf.
Class A Shares
The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table.  The Fund receives the NAV.  The sales charge is allocated between your financial intermediary and Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), as shown in the table, except where Destra Capital Investments LLC, in its discretion, allocates up to the entire amount to your financial intermediary.  Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.  Although you pay no initial sales charge on purchases of $1,000,000 or more, Destra Capital Investments LLC may pay, from its own resources, a commission to your financial intermediary on such investments.
Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None	None	None
(1) Offering Price includes the initial sales charge.
Below is an example of the method of computing the offering price of Class A shares of the Fund. The example assumes a purchase on September 30, 2016 of Class A shares of the Fund subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$20.91
Per share sales charge: 4.50% of public offering price ($4.71% of net asset value per share)	$0.99
Per share offering price to the public	$21.90

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A shares of the Fund and other Destra Funds that are offered with a sales charge to take advantage of lower sales charges.
Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or certain other Destra Funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.
Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; (ii) directors, officers and employees of Destra Capital Management LLC, and their immediate family members, and its affiliates; and (iii) Trustees and officers, and their immediate family members, of the Fund.  Immediate family members are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings.  Additionally, certain financial intermediaries have entered into an agreement with Destra Capital Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra Funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $100,000 or more of Class A shares (including Class A shares in other series of the Destra funds) over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter.  In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.
When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single participant retirement plans.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com, and by following the appropriate hyperlinks to the specific information.
Class C Shares
Class C shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.
Destra Capital Investments LLC may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b‑1 fees from the time of initial investment of qualified plan assets in Class C shares.

Class I Shares
Class I shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.
Distribution and Shareholder Servicing Plans
Class A Shares
As described in the Prospectus, Class A shares have adopted a distribution and shareholder servicing plan (the “Class A Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Class A Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of the Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules.  Payments under the Class A Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.  Destra Capital Investments LLC, the Fund’s distributor, authorizes the payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.
Class C Shares
As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of the Fund for activities which are primarily intended to result in the sale of Class C shares of the Fund. In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.

Destra Capital Investments LLC is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares.  Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Destra Capital Investments LLC may, pursuant to a written agreement between Destra Capital Investments LLC and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.  However, certain financial intermediaries may elect to not receive the initial 1.00% commission, in which case, Destra Capital Investments authorizes the payment of the monthly 12b-1 fees to such financial intermediary beginning on the first month following the purchase of Class C shares as such fees accrue.  The Class C shares for which a financial intermediary elects not to receive the initial 1.00% commission will not be subject to a contingent deferred sales charge (“CDSC”).
12b-1 Fees Incurred
During the fiscal year ended September 30, 2016, the Fund incurred 12b-1 fees pursuant to the Class A Plan and Class C Plan (individually, a “Plan” and collectively, the “Plans”) in the amounts set forth in the table below.

12b‑1 Fees Incurred by the Fund for the Fiscal Year Ended September 30, 2016
Class A	$28,088
Class C	$65,613
Renewal, Amendment and Termination
The Plans and any Rule 12b-1 related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the trustees, and of a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”).  With the exception of Destra Capital Investments LLC, and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no Trustee of the Fund has a direct or indirect financial interest in the operation of the Plans or any related agreement.  All material amendments to any Plan must be approved by a majority vote of the trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.
Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms.  In certain circumstances,

Class I shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders.  Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order.  The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion.  If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.  The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days.  Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C shares redeemed.
Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Consult your broker‑dealer for specific information about any processing or service fees you may be charged.

Tax Matters
Federal Income Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund.  This section is current as of the date of this SAI.  Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers.  For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances.  In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund.  The Internal Revenue Service could disagree with any conclusions set forth in this section.  In addition, Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund.  Consequently, these summaries may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to qualify as a “regulated investment company” under the federal tax laws.  If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Qualification as a Regulated Investment Company
As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below.  The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.
In addition to satisfying the Distribution Requirement, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code).  The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
Distributions
Fund distributions are generally taxable.  After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends.  Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates.  Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares.  To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below.  In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you.  The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash.  The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any.  The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.  Income from the Fund may also be subject to a 3.8 percent “Medicare tax.”  This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.  However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Sale or Redemption of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss.  To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction.  Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges.  In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets.  Some capital gains dividends may be taxed at a higher rate.  Capital gains may also be subject to the Medicare tax described above.  Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year.  Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less.  You must exclude the date you purchase your shares to determine your holding period.  However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be re-characterized as long-term capital loss to the extent of the capital gain dividend received.  The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.  The Internal Revenue Code treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.  The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
In-Kind Distributions
Under certain circumstances, as described in the prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates.  This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received.  The Internal Revenue Service could however assert that a loss could not be currently deducted.
Exchanges
If you exchange shares of your Fund for shares of another Destra Fund, the exchange would generally be considered a sale for federal income tax purposes.  “Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted.

Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund.  Any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments.”
Deductibility of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.  In some cases, however, you may be required to treat your portion of these Fund expenses as income.  In these cases, you may be able to take a deduction for these expenses.  However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.  Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.
Foreign Tax Credit
If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries.  In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries.  You may be able to deduct or receive a tax credit for your share of these taxes.
Investments in Certain Foreign Corporations
If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders.  The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.  The Fund may be able to make an election that could ameliorate these adverse tax consequences.  In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax.  Dividends paid by PFICs are not treated as qualified dividend income.
Foreign Investors
If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below.  However, distributions received by a foreign investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.  Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.  Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.  Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
Capital Loss Carryforward
Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), net capital losses of the Fund may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders.  As of September 30, 2016, the Fund had net capital losses for federal income tax purposes shown in the table below.  The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses.  These limitations apply when there has been a 50% change in ownership.

Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
-	-
Frequent Trading
The Fund’s Frequent Trading Policy is as follows:
Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks to other shareholders in the Fund.  These risks may include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses.  Therefore, the Board needs to assess whether it is in the best interests of the Fund, overall, to limit individual shareholders’ rights to engage in frequent purchases and redemption of Fund shares.

The Fund was designed for long-term investors and is not designed for shareholders who engage in frequent purchases and redemption of Fund shares.  These Frequent Trading Policies and Procedures endeavor to detect and deter frequent trading that may be harmful to shareholders, and that is pursued for the purpose of attempting to profit from anticipated short‑term market moves up or down (“market timing”).
 (1) General.  The Fund discourages and has established policies and procedures designed to detect and deter frequent trading by investors that is believed to be engaged in for the purpose of market timing.
Shares of the Fund may be held through accounts held in the name of a financial intermediary.  These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund.  The Fund may not have access to information regarding trading activity by individual investors in such accounts and therefore may be unable to monitor individual investors for violations of the Fund’s policy.  The Fund or its agents will seek to have financial intermediaries either provide the necessary individual investor information to the Fund or monitor the trading activity of the individual investors to detect and deter market timing.
 (2) Restrictions on Purchases and Redemptions.  The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm performance.  The Fund may, at Destra’s sole discretion, exercise these rights for any reason, including any trading believed to fall within the definition of market timing.
The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.
 (3) Agreements.  The Fund, Destra or Destra Capital Investments LLC may not enter into any agreement, either explicit or implicit, with any Fund shareholder or other investor that would permit or facilitate market timing in the Fund.
The Fund directs Destra to establish specific procedures to detect and deter market timing in order to implement the foregoing policies.  Under those procedures, Destra shall establish procedures for (i) identifying and reviewing potentially harmful trading activity in direct and omnibus accounts, (ii) identifying transactions subject to sales charges and exceptions to those policies, and (iii) reporting potential issues and exceptions to the Fund’s CCO.  If Destra determines that frequent trading in any account is due to market timing, Destra, on behalf of the Fund, may reject the purchase or impose restrictions on future purchases or exchanges from that investor until such investor no longer engages in market timing.  Destra must document and maintain all records in connection with its procedures for six years.  Destra will advise the Board of any material changes to its procedures and will periodically report its activities pursuant to these Frequent Trading Policies and Procedures to the Trust’s CCO.  The Trust’s CCO will periodically report to the Board on the effectiveness of these Policies and Procedures.

Underwriter
Destra Capital Investments LLC, One North Wacker, 48th Floor, Chicago, IL 60606, a wholly‑owned subsidiary of Destra Capital Management LLC, serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”).  Pursuant to the Distribution Agreement, the Trust appointed Destra Capital Investments LLC to be its agent for the distribution of the Fund’s shares on a continuous offering basis.  The cash-compensation rate at which Destra Capital Investments LLC’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust.  The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Fund, for which they receive a higher compensation rate.  You should consider these arrangements when evaluating any recommendations of your registered representative.
Destra Capital Investments LLC sells Shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund.  Pursuant to the Distribution Agreement, Destra Capital Investments LLC, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s Shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.  Destra Capital Investments LLC receives for its services the excess, if any, of the sales price of the Fund’s Shares less the net asset value of those Shares, and remits a majority or all of such amounts to the Dealers who sold the Shares; Destra Capital Investments LLC may act as such a Dealer.  Destra Capital Investments LLC also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b‑1 and described herein under “Distribution and Shareholder Servicing Plan.”  Destra Capital Investments LLC receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Destra Capital Investments LLC pursuant to the distribution plan.
The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Destra Capital Investments LLC and the compensation on redemptions and repurchases received by Destra Capital Investments LLC for the Fund for the specified periods.

	Amount of Underwriting Commissions	Amount Retained by the Distributor	Amount of Compensation on Redemptions and Repurchases
For fiscal year ended September 30, 2014	$110,555	$15,896	$1,634
For fiscal year ended September 30, 2015	$104,982	$16,691	$607
For fiscal year ended September 30, 2016	$47,055	$6,503	$2,048
Destra may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares.  Destra’s available resources to make these payments include profits from advisory fees received from the Fund.  The services Destra may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.
Disclosure of Portfolio Holdings
The Destra Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings and to ensure that the disclosure of information is in the best interests of the Fund Shareholders.  In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, destracapital.com.  The Fund generally makes available top 10 portfolio holdings or issuer information on the Fund’s website monthly with an approximately 15-day lag.  The Fund generally makes available full portfolio holdings or issuer information on the Fund’s website monthly with an approximately 30-day lag.  Additionally, the Fund publishes on the website other portfolio characteristics monthly on a 15-day lag.  This information will remain available on the website at least until the Fund files with the SEC its Forms N‑CSR or Forms N‑Q for the period that includes the date as of which the website information is current.
Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non‑public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading).  In this connection, the Fund may disclose on an ongoing, daily basis non‑public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and sub-adviser, independent registered public accounting firm (Grant Thornton LLP), custodian (The Bank of New York Mellon), financial printer (Financial Graphic Service), proxy voting service(s), legal counsel to the Fund (Chapman and Cutler LLP) and legal counsel to the Independent Trustees (Moye White LLP).

The Fund’s investment adviser and sub‑adviser may also provide certain portfolio holdings information to broker‑dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.
Non‑public portfolio holdings information may be provided to other persons if approved by the Fund’s Board of Trustees upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.
Compliance officers of the Fund and its investment adviser and sub‑adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.
There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.
Other Service Providers
Grant Thornton LLP, 171 N. Clark St., Suite 200, Chicago, IL 60601, independent registered public accounting firm, has been selected as auditors for the Trust.  In addition to audit services, Grant Thornton LLP may provide assistance on accounting and tax and related matters.
The custodian of the assets of the Fund is The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217.  The custodian performs custodial, fund accounting and portfolio accounting services.
The Fund’s transfer, shareholder services, and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
General Trust Information
The Fund is a series of the Trust.  The Trust is an open‑end management investment company under the 1940 Act.  The Trust was organized as a Massachusetts business trust on May 25, 2010.  The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares.  Currently, there are four series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares and Class I shares.  Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares.  There are no conversion, preemptive or other subscription rights.  The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.
The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees.  The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.  The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A

 Proxy Voting Procedure
U.S. Guidelines
Election of Directors
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. Glass Lewis believes that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Auditor Ratification
Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends voting against the entire audit committee.
Executive Compensation
Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis believes the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
Moreover, Glass Lewis believes that it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, Glass Lewis does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
Anti-Takeover Measures
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.  In certain circumstances, Glass Lewis will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable qualifying offer clause.
Compensation, Environmental, Social and Governance Shareholder Initiatives
Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. Glass Lewis feels strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, Glass Lewis believes shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, Glass Lewis recognizes that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.
To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally recommends supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. Glass Lewis generally recommends supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, Glass Lewis also generally recommends supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

International Guidelines
Election of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term.  In Glass Lewis’s view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.
Financial Reporting
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. Glass Lewis will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of its report, Glass Lewis will recommend that shareholders abstain from voting on this proposal.
In many countries, companies must submit the allocation of income for shareholder approval. Glass Lewis will generally recommend voting for such a proposal. However, Glass Lewis will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.
Glass Lewis generally supports management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where Glass Lewis believes the independence of an incumbent auditor or the integrity of the audit has been compromised.
Compensation
Glass Lewis closely reviews companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, Glass Lewis examines how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.
Governance Structure
Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis.  Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, Glass Lewis will analyze each change individually and will recommend voting for the proposal only when Glass Lewis believes that the amendments on balance are in the best interests of shareholders.
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.  In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what it believes to be a reasonable ‘qualifying offer’ clause.
Environmental and Social Risk
Glass Lewis believes companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, Glass Lewis believes companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.
When Glass Lewis identifies situations where shareholder value is at risk, it may recommend voting in favor of a reasonable and well-targeted shareholder proposal if it believes supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, Glass Lewis will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).
Continental Europe Guidelines
Election of Directors
When companies disclose sufficient relevant information, Glass Lewis looks at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, Glass Lewis will consider recommending abstaining on the directors’ election.
Financial Reporting
As a routine matter, shareholders in European companies are either asked to approve a company’s accounts and reports or to acknowledge receipt of the accounts and reports, which have already been approved by the board and management. A company’s consolidated financial statements combine the activities of the company with the activities of its subsidiaries. Some companies may seek separate approval of the consolidated and standalone accounts and reports.  Unless there are concerns about the integrity of the financial statements or reports, Glass Lewis will recommend voting for these proposals. Glass Lewis will generally recommend voting for proposals seeking to acknowledge the receipt of a company’s accounts and reports provided they are available to shareholders.  However, in the event that the audited financial statements have not been made available, Glass Lewis does not believe shareholders have sufficient information to make an informed judgment regarding these matters.  As such, Glass Lewis will recommend that shareholders abstain from voting on the relevant agenda items.
In many European markets, companies must submit the allocation of annual profits or losses for shareholder approval. Glass Lewis will generally recommend voting for such a proposal. With respect to dividends, Glass Lewis generally supports the board’s proposed dividend (or the absence thereof). However, Glass Lewis will give particular scrutiny to cases where a company’s dividend payout ratio, based on consolidated earnings, has decreased to an exceptionally low level (i.e. less than 10%) from a more reasonable payout ratio (i.e. over 10%), or where a company has eliminated dividend payments altogether without explanation. Glass Lewis will also scrutinize dividend payouts that are consistently excessively high relative to peers (i.e. over 100%) without satisfactory explanation. In most cases, Glass Lewis believes the board is in the best position to determine whether a company has sufficient resources to distribute a dividend to shareholders. As such, Glass Lewis will only recommend that shareholders refrain from supporting dividend proposals in exceptional cases.
Executive Compensation
Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis typically looks for compensation arrangements that provide for a mix of performance-based short- and long-term incentives in addition to base salary.
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
Moreover, Glass Lewis believes it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While

Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, it does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
Governance Structure
Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In such cases, Glass Lewis will analyze each change on its own. Glass Lewis will recommend voting for the proposal only when, on balance, it believes that the amendments are in the best interests of shareholders. In Europe, it is common for proposed technical amendments to a company’s articles of association, resulting from changes to corporate law or necessary changes to the wording of an article without changing the meaning of the article, to be bundled together under a single proposal. In such cases, Glass Lewis will recommend voting for the proposal.
Shareholder ratification of board, management and/or auditors’ acts during the previous fiscal year is required in many European markets. The legal consequences of the ratification vary by market, and Glass Lewis’s analysis and recommendations take this into account. Glass Lewis will evaluate each proposal on a case-by-case basis. Unless there are any concerns about the integrity and performance of the individuals being ratified, Glass Lewis will generally recommend voting for this proposal. Glass Lewis may recommend voting against or abstaining from voting on a ratification proposal under the following conditions: (i) members of the board, management or auditing firm have been accused or convicted of fraud or other illegal activities that may be damaging to shareholders’ interests; (ii) the report of the independent auditor notes a material weakness, serious restatement, or failure to comply with accounting norms; (iii) the board has consistently failed to address pressing shareholder concerns; or (iv) other exceptional cases in which the board has clearly failed to protect shareholders’ interests. In addition, when Glass Lewis has serious concerns regarding the actions of the board and no members of the   board are up for election, Glass Lewis is more likely to recommend voting against the ratification of board acts.
Capital Management
Glass Lewis believes that adequate capital stock is important to a company’s operation. European companies are authorized to increase share capital through several methods, which may or may not involve the issuance of shares.
In general, issuing an excessive amount of additional shares and/or convertible securities can dilute existing holders. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares.

Shareholder Initiatives
Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally favor appropriately-crafted proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. Glass Lewis typically prefers to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when Glass Lewis sees a clear and direct link between the proposal and some economic or financial issue for the company. Glass Lewis feels strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including actual director elections and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. Glass Lewis believe that shareholders should hold directors accountable for management and policy decisions through the election of directors.

Prospectus
February 1, 2017

Destra Wolverine Alternative Opportunities Fund
Class	Ticker Symbol
Class A	DWAAX
Class C	DWACX
Class I	DWAIX

The Securities and Exchange Commission and the Commodity Future Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
NOT FDIC OR GOVERNMENT INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Section 1	Fund Summary	1

Destra Wolverine Alternative Opportunities Fund		1
Investment Objective		1
Fees and Expenses of the Fund		1
Portfolio Turnover		2
Principal Investment Strategies		3
Principal Risks		4
Fund Performance		10
Management		11
Purchase and Sale of Fund Shares		12
Tax Information		12
Payments to Broker-Dealers and Other Financial Intermediaries		12

Section 2	Additional Information about the Fund	13

Additional Information about the Investment Policies and Strategies		13
Additional Information about the Risks		15
Additional Information about Fees and Expenses		26
Fund Management		27

Section 3	Shareholder Information	29

Valuation of Shares		29
Share Classes		31
Distribution, Servicing and Administrative Fees		33
Purchases		35
Exchanges		40
Redemptions		41

Section 4	General Information	43

Distributions		43
Taxes		44
Payments to Financial Intermediaries		47
Availability of Portfolio Holdings Information		48
Frequent Trading		49
Shareholder Communications		52
Fund Service Providers		52

Section 5	Financial Highlights	53
- i -

Section 1 Fund Summary
Destra Wolverine Alternative Opportunities Fund
Investment Objective
The investment objective of Destra Wolverine Alternative Opportunities Fund (the “Fund”) is to seek long-term capital appreciation by investing in broad asset classes.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other Destra mutual funds.  More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 29 of this Prospectus and “Purchases” on page 35 of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.20%	1.20%	1.20%
Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.96%	0.95%	0.95%
Expenses of the Subsidiary	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	2.59%	3.33%	2.33%
Fee Waiver[1]	(0.42)%	(0.41)%	(0.41)%
Total Annual Fund Operating Expenses After Fee Waiver	2.17%	2.92%	1.92%
1. The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) are 2.00% for Class A, 2.75% for Class C and 1.75% for Class I. The arrangement will continue in effect until December 31, 2027 and may be terminated or modified prior to December 31, 2027 only with the approval of the Board of Trustees of the Trust.  Fees waived and/or expenses assumed pursuant to the arrangement are subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived and/or expenses assumed by the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Redeemed				Not Redeemed
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$660	$1,099	$1,562	$2,841	$660	$1,099	$1,562	$2,841
Class C	$395	$904	$1,538	$3,242	$295	$904	$1,538	$3,242
Class I	$195	$603	$1,037	$2,243	$195	$603	$1,037	$2,243
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended September 30, 2016, the Fund had a portfolio turnover rate that was 424% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in exchange-traded funds (“ETFs”), exchange-traded commodity linked instruments and commodity futures contracts (“Commodities Instruments”) through a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) and cash equivalents.  The Fund will not invest directly in Commodities Instruments.  The Fund expects to gain exposure to Commodities Instruments by investing in the Subsidiary and ETFs.  The sub‑adviser of the Fund and Subsidiary, Wolverine Asset Management, LLC (the “Sub‑Adviser”), employs a systematic investment strategy by investing in broad asset classes in an effort to generate long-term capital appreciation.
The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodities Instruments.  The Subsidiary has the same investment objective as the Fund but, unlike the Fund, it may invest without limitation in Commodities Instruments.  Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.  The Fund will invest up to 25% of its total assets in the Subsidiary.
The Sub-Adviser attempts to select investments for the Fund and the Subsidiary ahead of large shifts in institutional asset allocations by using market data to infer the flow of funds.  The Sub-Adviser also utilizes market data and integrates this information with economic analysis to rank the various asset classes in its universe with the goal of gaining exposure through the purchase or sale of securities within the most attractively priced asset classes and, conversely, reduces exposure to the least attractively priced asset classes.
The Fund will have investment exposure to the following select asset classes through its investments in ETFs and in the Subsidiary: (a) U.S. equity securities, which will include small, mid and large capitalization companies; (b) non-U.S. equity securities, which will include emerging markets securities, European and Japanese equity securities and depositary receipts; (c) fixed income securities, which may include either variable or floating-rate instruments; (d) currencies; (e) real estate; and (f) commodities, which will include gold.  The Fund will also invest in cash equivalents, which may include cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities.
The Subsidiary’s holdings in Commodities Instruments will consist, in part, of futures contracts, which are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.  The Subsidiary may also invest in commodity-linked instruments, which may be pooled investment vehicles that invest primarily in commodities and commodity-related instruments.
Although the Fund intends to invest in ETFs and the Subsidiary to meet its investment objective, the Fund may also invest in individual equity securities and other instruments or funds, including index funds, or may utilize basket trades to replicate an ETF by relying on its publicly available portfolio holding information to purchase the same securities in the same ratio as those held by the ETF to achieve the desired allocations and exposures that are deemed to be advantageous to the Fund in the view of the Sub-Adviser.  Additionally, the Fund may invest directly in the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars and floors; foreign currency contracts; swap agreements; and options on foreign currencies.
The Fund and the ETFs in which it invests may use these derivatives for speculative purposes in an effort to increase the Fund’s yield or to enhance returns.  The Fund may also use derivatives to gain exposure to non-dollar-denominated securities markets.  The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.  When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.
Principal Risks
Risk is inherent in all investing.  The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time.  You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.  The risks of the Fund will result from both the Fund’s direct investments and its indirect investments made through the Subsidiary.  Accordingly, the risks that result from the Subsidiary’s activities will be described herein as the Fund’s risks.
Active Management Risk:  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective.  Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.
Call Risk:  If an issuer calls higher-yielding debt instruments held by the Fund or an ETF in which the Fund invests, performance could be adversely impacted.
Clearing Broker Risk:  The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets.  Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing broker maintains customers’ assets in a bulk segregated account.  If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy.  In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
Commodities Risk:  The value of Commodities Instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements.

The prices of Commodities Instruments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes.  An active trading market may not exist for certain commodities.  Each of these factors and events could have a significant negative impact on the Fund.
Counterparty Risk:  The Fund bears the risk that the counterparty to a commodity, derivative or other contract with a third party may default on its obligations or otherwise fail to honor its obligations.  If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease.  In addition, the Fund may engage in such investment transactions with a limited number of counterparties.
Credit Risk:  Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Currency Risk: The Fund, the Subsidiary or an ETF in which the Fund invests may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies.  Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares.  Currency exchange rates can be very volatile and can change quickly and unpredictably.  As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.
Cybersecurity Risk:  As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security.  A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity.  Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss.  Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users.  In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches.  The Fund has established risk management systems designed to reduce the risks associated with cyber security.  However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Derivatives Risk:  The Fund and the ETFs in which it invests may invest in derivatives in an attempt to increase yield or enhance returns.  The use of derivatives involves certain execution, market, liquidity, hedging and tax risks and transaction costs, which could leave the Fund or an underlying ETF in a worse position than if it had not used these instruments.

Equity Securities Risk:  The Fund and the ETFs in which the Fund invests hold equity securities.  The value of the Fund’s and the underlying ETFs’ shares will fluctuate with changes in the value of these equity securities.
ETF Risk:  An ETF trades like common stock and represents a portfolio of securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in its being more volatile, and ETFs have management fees that increase their costs.
Europe Investment Risk:  The Fund, the Subsidiary and the underlying ETFs may be subject to certain risks associated specifically with Europe.  A significant number of countries in Europe are member states in the European Union, and no longer control their own monetary policies.  Furthermore, the European sovereign debt crisis continues to have a significant negative impact on their economies and their future economic outlooks.
Foreign Commodity Markets Risk:  The Fund, through the Subsidiary, engages in trading on commodity markets outside the United States on behalf of the Fund.  Trading on such markets is not regulated by any U.S. government agency and may involve certain risks not applicable to trading on U.S. exchanges.  The Fund may not have the same access to certain trades as do various other participants in foreign markets.  Furthermore, as the Fund determines its net assets in U.S. dollars, with respect to trading in foreign markets the Fund is subject to the risk of fluctuations in the exchange rate between the local currency and dollars as well as the possibility of exchange controls.  Certain futures contracts traded on foreign exchanges are treated differently for federal income tax purposes than are domestic contracts.
Frequent Trading Risk:  The Fund regularly purchases and subsequently sells, i.e., “rolls,” individual commodity futures contracts throughout the year so as to maintain a fully invested position.  As the commodity contracts near their expiration dates, the Fund rolls them into new contracts.  This frequent trading of contracts may increase the amount of commissions or markups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance.
Futures Risk:  The Fund invests in futures through the Subsidiary.  All futures and futures-related products are highly volatile.  Price movements are influenced by, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies.
Gap Risk: The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between.  Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.

General Fund Investing Risks:  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
High Yield Securities Risk:  The Fund or the ETFs in which the Fund invests may invest in high yield or “junk” securities.  High yield securities are generally less liquid, have more volatile prices and have greater credit risk than investment-grade securities.
Income Risk:  Income from the Fund’s fixed income investments could decline during periods of falling interest rates.
Interest Rate Risk: The value of the Fund’s or an underlying ETF’s portfolio may decline because of rising interest rates.  The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.  Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.
Investment Risk:  When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.
Japan Investment Risk:  The Fund, the Subsidiary or the underlying ETFs may be subject to certain risks associated specifically with Japan.  Because Japan’s economy and securities market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the United States.  Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries.  Japanese securities may also be subject to lack of liquidity, excessive taxation, government seizure of assets, different legal or accounting standards and less government supervision and regulation of exchanges than in the United States.
Liquidity Risk.  The Fund invests in Commodities Instruments, which may be less liquid than other types of investments.  The illiquidity of Commodities Instruments could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.
Market Risk:  The trading prices of commodities futures, fixed income securities, underlying ETFs and other instruments fluctuate in response to a variety of factors.  The Fund’s net asset value and market price may fluctuate significantly in response to these factors.  As a result, an investor could lose money over short or long periods of time.
New Fund Risk:  The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time.  This impact may be positive or negative, depending on the direction of market movement during the period affected.
Non-Diversification/Limited Holdings Risk: The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund can.  As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities.
Non-U.S. Investments and Emerging Markets Risk:  The Fund, the Subsidiary or the underlying ETFs may be subject to certain risks associated specifically with non-U.S. issuers.  Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.  These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
Options Risk: Investing in options can provide a greater potential for profit or loss than an equivalent investment in the underlying asset.  The value of an option may decline because of a decline in the value of the underlying asset relative to the strike price, the passage of time, changes in the market’s perception as to the future price behavior of the underlying asset, or any combination thereof.
Portfolio Turnover Risk:  The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Real Estate Investment Risk:  The Fund, the Subsidiary and the underlying ETFs may invest in companies in the real estate industry, including REITs.  The risks associated with investing in real estate may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.
Regulatory Risk:  The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses.  The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.  The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict but could be substantial and adverse to the Fund.  In addition, the CFTC has adopted amendments to CFTC Rule 4.5, which subject the Fund and the

Subsidiary to regulation by the CFTC and impose additional disclosure, reporting and recordkeeping rules on the Fund and the Subsidiary.  Compliance with these additional rules may increase the Fund’s expenses.
Smaller Companies Risk:  The Fund, the Subsidiary and the underlying ETFs may hold securities of small and/or mid-capitalization companies.  Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than those of larger, more established companies.
Subsidiary Investment Risk:  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.  The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act.  Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.
Swap Agreements Risk:  The Fund, the Subsidiary and the underlying ETFs may enter into various types of swap agreements, including total return swaps.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Fund’s, the Subsidiary’s or the underlying ETF’s exposure to long-term or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates or other factors such as security prices, baskets of equity securities or inflation rates.
Tax Risk:  The Fund intends to treat any income it may derive from Commodities Instruments (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) received by the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” (“RICs”), based on a tax opinion received from special counsel which was based, in part, on numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent).  Shareholders and potential investors should be aware, however, that in September 2016 the Internal Revenue Service released proposed Regulations that, if finalized in the form proposed, would limit the qualifying income from the Subsidiary to the income distributed in the same year in which the income is required to be included in the income of the Fund under the controlled foreign corporation rules.  The Fund intends to distribute the income in the same year as the income is required to be included, but a failure to do so could cause the Fund to have non-qualifying income and potentially loose RIC status.
If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.  In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.  This would cause investors to incur higher tax liabilities than they otherwise would have incurred, which have a negative impact on Fund returns.  In such event, the Fund’s Board of Trustees may determine to reorganize or close the

Fund or materially change the Fund’s investment objective and strategies.  In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
Volatility Risk:  Frequent or significant short-term price movements could adversely impact the performance of the Fund.  In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect.  For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage and, as a result, a relatively small price movement in a Commodities Instrument may result in immediate and substantial losses to the Fund.
Whipsaw Markets Risk: The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse.  Such market conditions could cause substantial losses to the Fund.
Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the Fund.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at destracapital.com or by calling (877) 287‑9646.
The bar chart below shows the Fund’s performance for Class A shares.  The performance of the other share classes will differ due to their different expense structures.  The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges; if these charges were reflected, the returns would be less than those shown.

The Fund’s highest and lowest quarterly returns were 2.33% and -0.13%, respectively, for the quarters ended June 30, 2016 and December 31, 2016.
The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated to those of a broad measure of market performance.  All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After‑tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.  Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.  After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer‑sponsored retirement plans.
Both the bar chart and the table assume that all distributions have been reinvested.  Performance reflects fee waivers, if any, in effect during the periods presented.  If any such waivers were not in place, returns would be reduced.  The returns that follow reflect sales charges.
	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	Since Inception (October 7, 2015)
Class A (return before taxes)	(0.81)%	(1.99)%
Class A (return after taxes on distributions)	(1.77)%	(2.81)%
Class A (return after taxes on distributions and sale of Fund shares)	(0.34)%	(1.82)%
Class C (return before taxes)	1.98%	0.96%
Class I (return before taxes)	4.10%	2.06%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	2.50%	0.95%
Management
Investment Adviser
 Destra Capital Advisors LLC
Investment Sub-Adviser
Wolverine Asset Management, LLC (the “Sub-Adviser”)
Portfolio Managers
Wolverine Asset Management, LLC
Andrew Sujdak	Since 2015
Kip Meyer	Since 2015
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms.  The minimum investment for Class A shares and Class C shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts.  The maximum purchase in Class C shares is $500,000 for any single purchase.  The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.  The minimum investment for Class I shares is $100,000 for institutional investors.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day.  Accounts offered through certain intermediary institutions may meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Please see the section entitled “Class I Shares” for additional information.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.

Section 2 Additional Information about the Fund
To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies.  However, this Prospectus does not describe all of the Fund’s investment practices.  For additional information on these matters, please see the Statement of Additional Information, which is available by calling (877) 287-9646, writing to Destra Funds at 4400 Computer Drive, Westborough, Massachusetts 01581 or visiting Destra Capital Advisors LLC at destracapital.com/strategies/literature under “Destra Wolverine Alternative Opportunities Fund.”
Additional Information about the Investment Policies and Strategies
The investment objective of the Fund is to seek long-term capital appreciation by investing in broad asset classes.  The Fund’s investment objective may not be changed without shareholder approval.  The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.
Principal Investment Strategies and Fund Investments
The Fund seeks to achieve its investment objective by investing in ETFs, exchange‑traded commodity linked instruments and Commodities Instruments through the Subsidiary, a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands, and cash equivalents.  The Fund will not invest directly in Commodities Instruments.  The Fund expects to gain exposure to Commodities Instruments by investing in the Subsidiary and ETFs.  The Fund’s principal investment strategies are discussed in the “Fund Summary” section.  The Sub-Adviser believes that these strategies are most likely to be important in trying to achieve the Fund’s investment objective.  If there is a material change to the Fund’s principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.  There is no guarantee that the Fund will achieve its investment objective.  This section provides more information about these strategies and the Fund’s investments.  Unlike the Fund, the Subsidiary is not an investment company registered under the 1940 Act and therefore may invest in Commodities Instruments to a greater extent than the Fund.
Commodities Instruments:  The Fund, the Subsidiary or the underlying ETFs may hold investments that provide exposure to commodities, including but not limited to gold and other raw materials or agricultural products.  The Fund, the Subsidiary or the underlying ETFs invest in a combination of exchange-listed commodity futures contracts and commodity-linked instruments.  A futures contract is a financial instrument in which a party agrees to pay a fixed price for securities or commodities at a specified future date.  Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.  Commodity-linked instruments may include: (1) exchange-traded funds that provide exposure to commodities; and (2) pooled investment vehicles that invest primarily in commodities and commodity-related instruments.

Derivatives:  The Fund, the Subsidiary or the underlying ETFs may participate in various derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets, in other derivatives transactions or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  The Fund may seek to earn short-term gains through an option strategy which may consist of strategically writing (selling) call options on equity securities in its portfolio (“covered calls”) and on broader equity market indices, or writing (selling) put options on such securities or indices.  Although the Sub-Adviser seeks to use such practices to further the Fund’s investment objective, no assurance can be given that the Sub-Adviser will engage in any of these practices or that these practices will achieve the desired result.
Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions, or illiquidity of the derivative investments.  To mitigate its counterparty risk, the Fund generally intends to enter into derivatives transactions (if any) with a variety of parties.  Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
Equity Securities:  The Fund and the ETFs in which the Fund invests have exposure to the equity securities of U.S. and non-U.S. companies.  The Fund or the underlying ETFs may invest in issuers of all market capitalizations.
ETFs:  ETFs are registered investment companies that trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.  In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs.  As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested which may lead to investors of the Fund paying higher fees than investors in other funds.  Shareholders would therefore be subject to duplicative expenses.  Securities of ETFs may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged securities.
Cash Equivalents: Cash equivalents may include cash, money market funds, U.S. dollar‑denominated high-quality money market instruments and other short-term securities.  The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash, in order to collateralize its investments or for temporary defensive purposes.  The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions.  For temporary defensive purposes, during the initial invest-up period and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.  The Fund may adopt a defensive strategy when the Sub-Adviser believes securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

Non-U.S. Investments: The Fund, the Subsidiary or the underlying ETFs may invest in non-U.S. holdings, which are represented by the securities of companies that trade primarily on exchanges located in and/or conduct a substantial portion of their business in the European Union, Japan and emerging markets.
Non-Principal Investment Strategies
In addition to the main strategies discussed above, the Fund may use certain other investment strategies.  The Fund may also engage in the following investments/strategies:
•	Borrowing: The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.
•
Illiquid/Restricted Securities:  The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities.  Illiquid securities include those legally restricted as to resale (such as those issued in private placements) and may include commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.  Certain Section 4(a)(2) and Rule 144A securities may be treated as liquid securities if the Fund determines that such treatment is warranted.  Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

•
Temporary Defensive Policy, Cash Equivalents and Short-Term Investments:  Under normal conditions, the Fund invests substantially all of its assets with the goal of attaining its investment objective.  The remainder of the Fund’s assets may be held as cash or invested in short-term securities or cash equivalents.  The percentage of the Fund invested in such holdings varies and depends heavily on current market conditions, among other factors.  For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash.  During such periods, the Fund may not be able to achieve its investment objective.  The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.  For more information on eligible short-term investments, see the Statement of Additional Information.

Additional Information about the Risks
Risk is inherent in any investment.  Investing in a mutual fund—even the most conservative—involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Global turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect a broad range of issuers, which could have an adverse effect on the Fund.  Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.  Because of these and other risks, you should consider an investment in the Fund to be a long‑term investment.
Principal Risks
Clearing Broker Risk:  The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets.  Under current CFTC regulations, a clearing broker maintains customers’ assets that secure commodity futures positions in a bulk segregated account.  If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy.  In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
Commodities Risk: Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile.  The Fund, the Subsidiary or an ETF in which the Fund invests may trade physical or cash commodities for delivery.  Cash transactions relate to the purchase and sale of specific physical commodities, and such contracts may differ from each other with respect to terms such as quantity, grade, mode of shipment, terms of payment, penalties and risk of loss.  Physical “cash” trading is substantially unregulated; there is no limitation on daily price movements, and speculative position limits are not applicable.  In such a case, the Fund will be subject to the risk that a counterparty will be unable, or will refuse, to perform with respect to such contracts.  The principals who deal in the cash commodity markets are not required to continue to make markets in such commodities, and these markets can experience periods of illiquidity, sometimes of significant duration.  The Fund, the Subsidiary or an underlying ETF may invest in physical commodities, such as precious metals, oil and gas and agricultural products.  Physical investment assets are subject to risks that are not typically directly applicable to financial instrument trading such as destruction, loss, industry-specific regulation (e.g., pollution control regulation), operating failures and labor relations.  In addition, the regulation of such assets is extensive and variable, and such assets could be wholly illiquid for long periods of time.
Counterparty Risk:  The Fund intends to engage in investment transactions or enter into futures or other contracts with third parties (i.e., “counterparties”).  The Fund bears the risk that the counterparty to such contracts may default on its obligations or otherwise fail to honor its obligations.  If a counterparty defaults on its payment obligations, the Subsidiary will lose money and the value of an investment in Fund shares may decrease.  In addition, the Subsidiary may engage in such investment transactions with a limited number of counterparties, which may increase the Subsidiary’s exposure to counterparty credit risk.  Futures contracts can be traded on futures exchanges without material counterparty credit.  After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

Credit Risk:  The Fund may be subject to credit risk when an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.
Currency Risk: The Fund, the Subsidiary or an underlying ETF may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies.  Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably.  As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.  In addition, the Fund will invest in ETFs that invest directly in non-U.S. currencies.  Several factors may impact the value of these investments, including but not limited to national debt levels and trade deficits, domestic and foreign inflation and interest rates, currency exchange rates, investment and trading activities of other pooled investment vehicles, global or regional political, economic or financial events and situations, supply and demand changes that influence the foreign exchange rates of various currencies and monetary policies of governments.
Derivatives Risk:  The Fund, the Subsidiary and the underlying ETFs invest in products generally referred to as “derivatives.”  Derivatives are financial instruments whose value depends upon, or is derived from, an underlying reference asset, such as a commodity.  Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as credit risk, interest rate risk and market risk.  In addition, they involve the risk that changes in the value of the derivative may not correlate perfectly or substantially with the underlying asset.  Fund losses are likely to occur if the values do not correlate as expected.  Derivatives can be volatile and may be less liquid than other securities.  A lack of liquidity could result in the Fund being unable to close out a derivatives transaction in a cost-efficient manner.  Moreover, unlike a publicly traded security for which the value is readily ascertainable, derivatives may at times be difficult to value.
The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the derivatives.  Derivative instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.  These risks are heightened when derivatives are used to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
The Fund’s use of certain derivatives may create investment leverage.  This means that the derivative’s position may provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives.  As a result, these derivatives may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund.  The risk of loss from certain short derivative’s positions is theoretically unlimited.  The Fund may at times be required to liquidate portfolio positions, including when it is not advantageous to do so, in order to comply with the guidance from the Securities and Exchange Commission regarding asset segregation requirements to cover certain derivatives positions.  The success of the Fund’s derivatives strategies will depend on the Sub-Adviser’s ability to manage these sophisticated instruments.
The U.S. government has recently enacted legislation that includes new regulation of derivatives markets.  Because the legislation leaves much to rule making, and many rules are not yet final, the ultimate impact remains unclear.  Regulatory changes could restrict the ability of the Fund and Subsidiary to engage in derivatives transactions or increase the cost of these transactions, which may make it difficult or impossible for the Fund to pursue its investment strategy.
Emerging Markets Risk:  Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies.  Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities (many large companies may still be “state-run” or private).  Also, local stock exchanges may not offer liquid markets for outside investors.
Equity Securities Risk:  Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile.  The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities.  The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund or an underlying ETF invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
ETF Risk:  An investment in ETFs involves certain further risks, including that an ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate.  In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged.  In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.  An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act.
Europe Investment Risk: The Fund is subject to certain risks associated specifically with Europe.  A significant number of countries in Europe are member states in the European Union, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies.  In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank.  Furthermore, the European sovereign debt crisis and the related austerity measures in certain countries have had, and continue to have, a significant negative impact on their economies and their future economic outlooks.
Expense Risk:  Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets.  Accordingly, actual expenses may be greater or less than those indicated.  For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets.  During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Foreign Commodity Markets Risk: The Fund, the Subsidiary and the underlying Funds will engage in trading on commodity markets outside the United States on behalf of the Fund.  Trading on such markets is not regulated by any U.S. government agency and may involve certain risks not applicable to trading on U.S. exchanges.  In a number of foreign markets, a substantial volume of trades which in the United States could only be executed on a regulated exchange are executed wholly off-exchanges, in privately negotiated transactions.  In some cases, the intermediaries through which the Fund may deal on foreign markets may in effect take the opposite side of trades made for the Fund.  The Fund may not have the same access to certain trades as do various other participants in foreign markets.  Furthermore, as the Fund will determine its net assets in U.S. dollars, with respect to trading in foreign markets the Fund will be subject to the risk of fluctuations in the exchange rate between the local currency and dollars as well as the possibility of exchange controls.  Certain futures contracts traded on foreign exchanges are treated differently for federal income tax purposes than are domestic contracts.
Futures Contracts Risk:  Futures contracts may be highly volatile.  Price movements may be sudden and extreme and are influenced by a variety of factors including, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies.  Such intervention is often intended to influence prices directly.  None of these factors can be controlled by the Fund and no assurances can be given that the value of these investments will appreciate or that the Fund will be profitable.
Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit an extremely high degree of leverage on the investment itself, margin requirements for futures trading being in some cases as little as 2% of the face value of the contracts traded.  For example, if at the time of purchase 10% of the price of the futures contract is deposited as margin, a 10% decrease in the price of the futures contract would, if the contract were then closed out, result in a total loss of the margin deposit before any deduction for the trading commission.  A decrease of more than 10% would result in a loss of more than the total margin deposit.  Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund.  Like other leveraged investments, any trade may result in losses in excess of the amount invested.

Certain commodities exchanges may limit the maximum net long or net short speculative positions that a party may hold or control in any particular futures contracts.  Generally, all accounts (proprietary or client) owned or managed by the Sub-Adviser will be combined for purposes of such limits, and the Fund could be required to liquidate positions in order to comply with such limits.  Any such liquidation could result in substantial costs to Fund investors.  Similar risks would apply should the CFTC adopt final rules limiting futures positions.
Another risk of futures trading is that the futures markets can become illiquid.  U.S. futures exchanges impose “daily limits” on the amount by which the price of most futures contracts traded on such exchanges may vary during a single day.  Daily limits prevent trades from being executed during a given trading day at a price above or below the daily limit.  Once the price of a futures contract has moved to the limit price, it may be difficult, costly or impossible to liquidate a position.  Such limits could prevent prompt liquidation of unfavorable positions.  It is also possible for an exchange or the CFTC to suspend trading in a particular contract (as, in fact, occurred in the case of stock index futures on October 20, 1987), order immediate settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.
Another risk of futures trading is the possible insolvency of a futures commission merchant (“FCM”).  In such event, the Subsidiary may be subject to a risk of loss of its funds and would be able to recover only a pro rata share, specifically traceable to its trading account.  In commodity broker insolvencies, customers have, in fact, been unable to recover from the broker’s estate the full amount of their “customer” funds.  In addition, under certain circumstances, such as the inability of another client of the FCM or the FCM itself to satisfy substantial deficiencies in such other client’s account, a customer may be subject to a risk of loss of his or her funds on deposit with the FCM, even if such funds are properly segregated.  In the case of any such bankruptcy or client loss, a client might recover, even in respect of property specifically traceable to the client, only a pro rata share of all property available for distribution to all of the FCM’s customers.
General Fund Investing Risks:  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective.  Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Income Risk:  The Fund’s income from its fixed income investments could decline due to falling market interest rates.  This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing debt securities, in lower-yielding securities.

Interest Rate Risk:  Interest rate risk is the risk that the value of the Fund’s fixed income investments will decline because of rising market interest rates.  Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.  Duration is a common measure of interest rate risk.  Duration measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity.  Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates.  The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates.
Japan Investment Risk:  The Fund is subject to certain risks associated specifically with Japan.  Because Japan’s economy and securities market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the United States.  Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries.  Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years.  Should political tension increase, it could adversely affect the economy and destabilize the region as a whole.  Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy.  Japanese securities may also be subject to lack of liquidity, excessive taxation, government seizure of assets, different legal or accounting standards and less government supervision and regulation of exchanges than in the United States.
Liquidity Risk:  The Fund may invest in Commodities Instruments and other instruments that may be less liquid than other types of investments.  Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments.  This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment.  The Commodities Instruments in which the Fund invests may not always be liquid.  This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.
Also, U.S. commodity exchanges impose “daily limits” on the amount by which the price of most futures contracts traded on such exchanges may vary during a single day.  Daily limits prevent trades from being executed during a given trading day at a price above or below the daily limit.  Once the price of a futures contract has moved to the limit price, it may be difficult, costly or impossible to liquidate a position.  Such limits could prevent the Fund from promptly liquidating unfavorable positions held in the Fund’s account.  In addition, even if futures prices have not moved the daily limit, the Fund may be unable to execute trades at favorable prices if the liquidity of the market is not adequate.
Market Risk:  The market values of portfolio investments owned by the Fund, the Subsidiary or an underlying ETF may decline, at times sharply and unpredictably.  Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices.  These fluctuations could be a sustained trend or a drastic movement and the value of your investment may reflect these fluctuations.

Non-Diversification/Limited Holdings Risk:  The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund can.  As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities.  Furthermore, because the Fund has a relatively small number of issuers, the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.
Non-U.S. Investments and Emerging Markets Risk:  An investment in non-U.S. companies involves other risks not associated with domestic issuers.  Non-U.S. investments may involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments.  Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability.  Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. holdings.  Additionally, non-U.S. issuers may be subject to less stringent regulation and to different accounting, auditing and recordkeeping requirements.  These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
Options Risk:  Investing in options can provide a greater potential for profit or loss than an equivalent investment in the underlying asset.  The value of an option may decline because of a decline in the value of the underlying asset relative to the strike price, the passage of time, changes in the market’s perception as to the future price behavior of the underlying asset, or any combination thereof.  In the case of the purchase of an option, the risk of loss of an investor’s entire investment in the option (i.e., the premium paid plus transaction charges) reflects the nature of an option as a wasting asset that may become worthless when the option expires.  Where an option is written or granted (sold) uncovered, the seller may be liable to pay substantial additional margin and the risk of loss is unlimited, as the seller will be obligated to deliver, or take delivery of, an asset at a predetermined price which may, upon exercise of the option, be significantly different from the then market value.
Pooled Investment Vehicle Risk:  The Fund may invest in securities of other investment companies, including ETFs, and other pooled investment vehicles.  As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles.  In addition, the Fund will incur brokerage costs when purchasing and selling shares of exchange‑traded funds or other exchange-traded pooled investment vehicles.  Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Real Estate Investment Risk:  The Fund and the ETFs in which the Fund invests may invest in companies in the real estate industry, including REITs.  The risks associated with investing in real estate may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.
Regulatory Change Risk:  The regulation of the U.S. futures and Forex markets has undergone substantial change in recent years, and such change is expected to continue for the foreseeable future.  In addition, there are indications of substantial regulatory changes pending in certain foreign markets.  The effect of regulatory change on the Fund, while impossible to predict, could be substantial and adverse.
Regulatory Risk:  The CFTC has adopted amendments to CFTC Rule 4.5, which subject the Fund and the Subsidiary to regulation by the CFTC and impose additional disclosure, reporting and recordkeeping rules on the Fund and the Subsidiary.  Compliance with these additional rules may increase the Fund’s expenses.  In addition, certain exchanges may limit the maximum net long or net short speculative positions that a party may hold or control in any particular futures or options contracts, and it is possible that other regulatory authorities may adopt similar limits.  Position limits are currently the subject of disputes being resolved in the U.S. court system.  The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits, potentially subjecting the Fund to substantial losses.  The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.  The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.  Suspension or termination of Destra’s or the Sub‑Adviser’s registration as a commodity pool operator would prevent it, until such time (if any) as such registration was reinstated, from managing the Fund, and might result in the termination of the Fund.
Also, the Fund may have limited recourse to non-registered CFTC entities.  An investor in the Fund should be aware that a non-registered entity may be subject to a level of regulatory oversight that could limit the Fund’s ability to select a proper venue if a dispute should arise.
Smaller Companies Risk: The Fund, the Subsidiary and the underlying ETFs may hold securities of small and/or mid capitalization companies.  Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than those of larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources; management inexperience; and less publicly available information.  Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
Subsidiary Investment Risk:  The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.  Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.
Swap Agreements Risk:  The Fund, the Subsidiary and the underlying ETFs may enter into various types of swap agreements, including total return swaps.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Fund’s, the Subsidiary’s or underlying ETF’s exposure to long-term or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates or other factors such as security prices, baskets of equity securities or inflation rates.  Furthermore, swap agreements may increase or decrease the overall volatility of the Fund or the underlying ETF.  In addition, if a counterparty’s creditworthiness declines, the value of swap agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund or the underlying ETFs.  For additional disclosure on the swap agreements that may be invested in by the underlying ETFs, please see “Investment Strategies and Risks — Derivatives” in the Statement of Additional Information.
Volatility Risk:  The Fund is designed to capture the long-term economic benefits of rising or declining market trends.  Frequent or significant short-term price movements could adversely impact the performance of the Fund.  “Whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends) and generally are not adjusted on an intra-quarter basis.
Non-Principal Risks
Borrowing Risk:  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio.  Borrowing will cost the Fund interest expense and other fees.  The costs of borrowing may reduce the Fund’s return.  Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Brokerage Firms Risk:  Even given proper segregation, in the event of the insolvency of a FCM, the Fund may be subject to a risk of loss of its funds and would be able to recover only a pro rata share, specifically traceable to the Fund’s account.  In commodity broker insolvencies customers have, in fact, been unable to recover from the broker’s estate the full amount of their “customer” funds.  In addition, under certain circumstances, such as the inability of another client of the FCM or the FCM itself to satisfy substantial deficiencies in such other client’s account, the Fund may be subject to a risk of loss of its funds on deposit with its FCM, even if such funds are properly segregated.  In the case of any such bankruptcy or client loss, the Fund might recover, even in respect of property specifically traceable to the client, only a pro rata share of all property available for distribution to all of the FCM’s clients.  The financial failure of the parties with which the Fund trades in the securities or cash or forward markets could also result in substantial losses for the Fund, as the Fund deals with such persons as principals, and, furthermore, there is no requirement that such parties segregate funds of the Fund held by them in respect of such trading.
Call Risk:  Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date.  In general, an issuer will call its bonds if they can be refinanced by issuing new bonds that bear a lower interest rate.  The Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high‑yielding bonds.  The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Depositary Receipts Risk:  An investment in depositary receipts involves further risks due to certain features of depositary receipts.  Depositary receipts are usually in the form of ADRs, ADSs or GDRs. ADRs and ADSs are U.S. dollar-denominated receipts representing shares of foreign-based corporations, issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.  GDRs are similar to ADRs and ADSs but are shares of foreign-based corporations generally issued by non-U.S. banks in one or more markets around the world.  ADRs, ADSs or GDRs may be less liquid than the underlying shares in their primary trading market.  Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary.
Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary.  In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer’s board of directors.  Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa.  Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt.  Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a nonresident to trade the shares and to reconvert the shares to depositary receipts.
Depositary receipts may be “sponsored” or “unsponsored.”  Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer.  Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts.  In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.
Depositary receipts may be unregistered and unlisted.  An underlying ETF’s investments may also include depositary receipts that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended.  Moreover, if adverse market conditions were to develop during the period between an ETF’s decision to sell these types of depositary receipts and the point at which such ETF is permitted or able to sell such security, the ETF might obtain a price less favorable than the price that prevailed when it decided to sell.
Fixed Income Securities Risk: Fixed income securities are subject to the risk that the issuer of the security may not be able to make principal and interest payments when due.  Changes in economic conditions or other circumstances may reduce the ability of an issuer to make payments and affect the value of a fixed income security.  Changes in an issuer’s credit rating or perceptions of an issuer’s creditworthiness may also affect the value of a fixed income security.  Fixed income securities are also subject to interest rate risk, which is the risk that their prices will generally increase when interest rates decline and will decrease when interest rates increase.
High Yield Securities Risk:  The Fund or the ETFs in which the Fund invests may invest in high yield or “junk” securities.  High yield securities are generally less liquid, have more volatile prices and have greater credit risk than investment-grade securities.
Inflation Risk:  Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions.  Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Issuer‑Specific Changes Risk:  The value of an individual holding or particular type of holding owned by the Fund or underlying ETFs can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Legislation/Litigation Risk: From time to time, various legislative initiatives are proposed in the United States and abroad, that may have a negative impact on certain companies owned by the Fund, the Subsidiary or the underlying ETFs.  In addition, litigation regarding any of the underlying ETFs may negatively impact the value of the Fund’s shares.  Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Sub-Adviser determines to sell such a holding.
Securities Lending Risk:  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all.  As a result, the Fund may lose money and there may be a delay in recovering the loaned securities.  The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.  These events could trigger adverse tax consequences for the Fund.
Additional Information about Fees and Expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the section entitled “Fund Summary” in this Prospectus.
•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.

•
“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, sub‑accounting and other shareholder services.  You do not pay these fees directly but, as the example in the section entitled “Fund Summary” in this Prospectus shows, these costs are borne indirectly by all shareholders.

•
The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra.  Refer to the section entitled “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.

•
“Distribution and Service (12b-1) Fees” include a shareholder servicing fee and/or distribution fee of up to 0.25% for Class A and Class C shares and a distribution fee of up to 0.75% for Class C shares.  Because 12b-1 fees are charged as an ongoing fee, over time the fee will reduce the return on your investment and may cost you more than paying other types of sales charges.

•
A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase.  The contingent deferred sales charge may be waived for certain investors, as described in the section entitled “Redemptions” in this Prospectus.

•
“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the Fund or its service providers for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.  “Other Expenses” may also include short sale dividend expenses.  These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker.  Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest.  While short sale dividend expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales, which serve as collateral for short positions.

•
As described in the footnotes of the “Annual Fund Operating Expenses” table of this Prospectus, Destra has contractually agreed to waive its management fee and/or assume other expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to certain limits until at least December 31, 2027.

Fund Management
The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra, located at One North Wacker, 48th Floor, Chicago, Illinois 60606, is a wholly owned subsidiary of Destra Capital Management LLC.  Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.  Destra also serves as a commodity pool operator and commodity trading adviser to the Fund.

The Fund pays to Destra a fee, payable monthly in an annual amount equal to 1.20% of the Fund’s daily net assets.  Destra furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and members of the Board who are its affiliates.
A discussion of the Board’s consideration and approval of the Management Agreement and the Investment Sub-Advisory Agreement will be available in the Fund’s semi-annual report dated March 31, 2016.
Destra is also responsible for developing the Fund’s investment program and recommending sub‑advisers to the Fund’s Board.  In addition, Destra oversees the Sub‑Adviser and reviews the Sub‑Adviser’s performance.
Destra has retained Wolverine Asset Management, LLC (“WAM” or the “Sub‑Adviser”) to serve as the Fund's investment sub-adviser, responsible for the day-to-day management of the Fund’s portfolio of securities.  WAM, located at 175 West Jackson Boulevard, Suite 340, Chicago, Illinois 60604, is an asset manager specializing in relative-value investing.  WAM was founded in 2002.  The Sub-Adviser had approximately $1.8 billion of assets under management as of December 31, 2016.  The Sub-Adviser also serves as a commodity pool operator and commodity trading adviser to the Fund.
Andrew Sujdak and Kip Meyer serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.
• Andrew Sujdak, portfolio manager, is a partner of WAM.  Mr. Sujdak has played a key role in the development of many of WAM’s proprietary analytics and in the integration of new investment approaches to the Fund’s core competencies.  Prior to joining WAM in 2002, Mr. Sujdak was a specialist market maker in QQQQ options on the CBOE floor for Wolverine Trading.  Mr. Sujdak received B.A. and B.S. degrees from the University of Chicago in Economics and Biological Chemistry, respectively.
• Kip Meyer, portfolio manager, joined WAM in May 2007 to manage the closed‑end fund arbitrage strategy.  Prior to joining WAM, Mr. Meyer served as a Portfolio Manager at Advisory Research, a Chicago-based asset manager.  Mr. Meyer earned a B.A. in English and Government from the University of Notre Dame and an M.B.A. from The University of Chicago Booth School of Business, where he graduated with honors.  Mr. Meyer is also a CFA charterholder.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.

Management of the Subsidiary
The Subsidiary is a wholly owned subsidiary of the Fund.  The Subsidiary is organized under the laws of the Cayman Islands and overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors.  The Fund and the Subsidiary in the aggregate are managed to comply with the compliance policies and procedures of the Fund.  As a result, in managing the Fund’s and the Subsidiary’s portfolios, Destra and the Sub-Adviser will comply with the investment policies and restrictions that apply to the management of the Fund and the Subsidiary (on a consolidated basis) and, in particular, to the requirements relating to leverage, liquidity, brokerage and the timing and method of the valuation of the Fund’s and the Subsidiary’s portfolio investments.  The Trust’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Trust’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures.  Destra serves as the investment adviser and the Sub-Adviser serves as the sub-adviser of the Subsidiary.  Accordingly, the advisory and sub-advisory contracts of the Subsidiary will be subject to the requirements of Section 15(c) of the 1940 Act.  The Sub-Adviser manages the investment of the Subsidiary’s assets on a discretionary basis.  The Subsidiary does not pay Destra or the Sub-Adviser a management fee for its services.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services.  The Subsidiary and the Fund, in the aggregate, will comply with the affiliated transaction and custody rules as set forth in the 1940 Act.  In addition, the Fund and the Subsidiary, in the aggregate, will meet the requirements of Section 8 of the 1940 Act with regard to investment policies and restrictions and Section 18 of the 1940 Act regarding capital structure and leverage, as well as the 1940 Act’s requirements with regard to pricing and accounting.

Section 3 Shareholder Information
Valuation of Shares
The price of the Fund’s shares is based on its net asset value (“NAV”) per share.  NAV is calculated for each class of the Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class.  The result, rounded to the nearest cent, is the NAV per share.  NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  However, NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC.  The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares.  All valuations are subject to review by the Fund’s Board or its delegate.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents.  For Class A shares, the public offering price includes any applicable initial sales charge.  For Class A shares and Class C shares, the price you pay to sell shares is also the NAV; however, for Class C shares, a contingent deferred sales charge may be taken out of the proceeds.  In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.  Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.
The Board has adopted procedures for valuing investments and have delegated to The Bank of New York Mellon, the Fund’s custodian, under supervision by Destra, the daily valuation of such investments.
In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker‑dealer quotations.  Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available.  Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments.  In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Fund’s Sub-Adviser.  Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.
For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.  The Fund may rely on an independent fair valuation service in making any such fair value determinations.  If the Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
In certain situations, Destra, with input from the Sub-Adviser, may use the fair value of a portfolio instrument if such portfolio instrument is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV.  A portfolio instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.  Because non‑U.S. portfolio instruments may trade on days when Fund shares are not priced, the value of portfolio instruments held by the Fund can change on days when Fund shares cannot be redeemed.  Destra expects to use fair value pricing primarily when a portfolio instrument is not priced by a pricing service or a pricing service’s price is deemed unreliable.
Due to the subjective nature of fair value pricing, the Fund’s value for a particular portfolio instrument may be different from the last price determined by the pricing service or the last bid or ask price in the market.  Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio instruments and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading”

section of this Prospectus.  While funds that invest in non‑U.S. holdings may be at a greater risk for arbitrage activity, such activity may also arise in funds that do not invest in non‑U.S. holdings, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security is different from the security’s perceived market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  The Fund’s fair value pricing and frequent trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
Other portfolio instruments held by the Fund are generally valued at market value.  Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value.  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor.  Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Share Classes
The Fund offers three classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features.  It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice.  Certain financial intermediaries may not offer all funds or all classes of shares.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.  The Fund is only available to U.S. citizens or residents.
If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investment objectives and needs.  Certain classes have higher expenses than others, which may lower the return on your investment.  For further details, please see the Statement of Additional Information.
Class A Shares
Class A shares are generally offered through certain financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, self-directed brokerage accounts and retirement platforms.  Class A shares may be offered with a reduced or waived initial sales charge under certain circumstances.  For more information, please refer to the section entitled “Qualifying for a Reduction or Waiver of Class A Shares Sales Charge” in this Prospectus.  Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients.  In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.
The Class A shares sales charges are as follows:
Initial sales charge on purchases	Up to 4.50%* • Reduction for purchases of $100,000 or more • Waived for purchases of $1 million or more
Deferred sales charge (“CDSC”)	None
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual distribution and/or shareholder servicing fee
Class C Shares
Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients.  Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.
The Class C shares sales charges are as follows:
Initial sales charge on purchases	None
Deferred sales charge (“CDSC”)	1.00% on shares redeemed within 12 months of purchase*
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee); higher annual operating expenses than Class A shares because of higher 12b-1 fee
*  May be waived under certain circumstances.

Class I Shares
Class I shares are available only to investors listed below.  The following investors may purchase Class I shares or if approved by Destra:
•	institutional investors purchasing $100,000 or greater of Class I shares;
•	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);
•
bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
•	other Destra investment products;
•
investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

•	clients of a financial representative who are charged a fee for consulting or similar services; and
•	corporations, endowments and foundations that have entered into an arrangement with Destra.
Certain intermediaries that have entered into an agreement with Destra Capital Investments LLC (“Destra Capital Investments”) may use Class I shares on their platforms without regard to the stated minimums.  Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds.  Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.
Distribution, Servicing and Administrative Fees
Distribution and Shareholder Servicing Plans
In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted shareholder servicing plans for Class A shares and Class C shares (the “Class A Plan” and “Class C Plan,” respectively, or collectively the “Plans”).  Under the Plans, the Fund may pay Destra Capital Investments, the

Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares and Class C shares based on average daily net assets of each, up to the following annual rates:

Class	Maximum annual 12b-1 fee for the Fund
Class A shares	0.25%
Class C shares	1.00%*
     *  Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of the Plans, the Fund is authorized to make payments to Destra Capital Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.
Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible to receive 12b-1 fees.  Typically, under the adopted Class C Plan, Destra Capital Investments retains all fees paid for the first 12 months pursuant to the Plan on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of a 1% commission on sales of Class C shares to the financial intermediary.  Accordingly, financial intermediaries will become eligible for monthly compensation under the Class C Plan beginning in the thirteenth month following the purchase of Class C shares.  However, certain financial intermediaries may elect not to receive the initial 1% commission, in which case Destra Capital Investments will pay the monthly 12b-1 fees to such financial intermediary beginning the first month following the purchase of Class C shares as such fees accrue.  The Class C shares for which a financial intermediary elects not to receive the initial 1% commission will not be subject to a CDSC.  Destra Capital Investments is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.  Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.  In addition to the Plans, shareholders may also be subject to other fees and charges as well.  For a longer discussion of these fees and charges, please see “Purchases” and “Redemptions” below.
Administrative Fees
For Class A shares, Class C shares and Class I shares, certain intermediaries pursuant to an agreement with the Fund or its service providers may charge administrative fees for certain services such as recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis.  Because the form and amount charged vary by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries.  The Fund may pay a financial intermediary increased fees if a financial intermediary converts from a networking structure to an omnibus account structure or otherwise experiences increased costs.
Purchases
Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement accounts.  Generally, purchases of Class I shares may only be made through financial intermediaries and by certain institutional investors.  Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf.  As discussed further in the section entitled “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund.  When considering Fund recommendations made by these intermediaries, you should consider such arrangements.
Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason.  For more information about the Fund’s policy on frequent trading, refer to the section entitled “Frequent Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program.  In addition to your full name and date of birth, you will be required to provide your Social Security number and permanent street address to assist in verifying your identity.  Some financial intermediaries may also require that you provide other documents that help to establish your identity.  Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if it is unable to verify a shareholder’s identity.  Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.
Minimum and Maximum Investment Requirements
There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares and Class C shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.  Investors in a defined contribution plan through a third‑party administrator should refer to their plan document or contact their plan administrator for additional information.  Accounts that are a part of certain wrap programs may not be subject to these minimums.  Investors should refer to their intermediary for additional information.

There is a $100,000 minimum investment requirement for institutional investors purchasing Class I shares.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same fund.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Directors, officers and employees of Destra and its affiliates, as well as trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms.  For more information about this program and eligibility requirements, please contact a Destra representative at (877) 287-9646.  There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs.  For additional information, contact your intermediary, plan sponsor or administrator or a Destra representative.
If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.
There is a $500,000 maximum on any single purchase of Class C shares.  For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.
The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Periodic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify.  Contact your financial intermediary or a Destra representative, if applicable, for details.  Not all financial intermediaries offer this plan.
Initial Sales Charge
Class A Shares
The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales charge are allocated between Destra Capital Investments and your financial intermediary.  The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None	None	None
     (1)  Offering Price includes the initial sales charge.
Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or in certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.
Class A shares may be offered without an initial sales charge under any of the following conditions:

•	purchases of $1 million or more;
•
purchases (a) for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases, (b) by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Destra Capital Investments, or (c) for certain employee benefits or retirement plans, other than employee benefits or retirement plans that purchase Class A shares through brokerage relationships in which sales charges are customarily imposed;

•
purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

•
purchases by investors maintaining a self-directed brokerage account with a registered broker-dealer that has entered into an agreement with Destra Capital Investments to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•
purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

•	registered representatives and other employees of financial intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; or
•
purchases by (i) directors, officers and employees of Destra and its affiliates, (ii) trustees and officers of the Fund, and (iii) directors and officers of any sub-adviser to a Destra Fund, including retired persons who formerly held such positions and immediate family members of such purchasers.  (Immediate family members are defined as spouses, domestic partners, parents and children.)

To receive a reduced or waived front-end sales charge, you must let your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount.  These other accounts may include the accounts described in the section entitled “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s NAV (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified in the section entitled “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $100,000 or more of Class A shares (including Class A shares in other series of the Destra funds) over a 13‑month period.  The term of the Letter of Intent will commence upon the date you sign the letter.  In order to apply purchases toward the intended amount, you must refer to such letter when placing all orders.
When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse, domestic partner and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased), solely controlled business accounts and single participant retirement accounts.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com and by following the appropriate hyperlinks to the specific information.
Commission on Class C Shares
Destra Capital Investments may pay to your financial intermediary a commission rate of 1.00% of the NAV of the Class C shares purchased.  Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Exchanges
Contact your financial intermediary (the Fund’s transfer agent at (877) 287-9646 for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds.  As with any investment, be sure to read the prospectus of the fund into which you are exchanging.  An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).  Exchanges are subject to the following conditions:
•	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.
•	You must meet the minimum investment amount for the Fund.
•	The Fund reserves the right to reject any exchange request with respect to a purchase and to modify or terminate the exchange privilege at any time.
•
The exchange privilege is not intended as a vehicle for short-term or frequent trading.  The Fund may suspend or terminate your exchange privilege if you make more than one round-trip in the Fund in a 30‑day period, and it may bar future purchases in the Fund or other Destra funds.  The Fund will work with intermediaries to apply the Fund’s exchange limit.  However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

•
Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted.  Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund.  Any such exchanges and any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments.

Waiver of Sales Charges
The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds.  Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the Destra family of funds will not be subject to any applicable CDSC at the time of the exchange.  Any CDSC applicable to redemptions of Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase.  For more information about the CDSC, please refer to the section entitled “Redemptions.”  Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
Redemptions
Generally, redemptions may only be effected through financial intermediaries, retirement platforms and certain institutional investors, as applicable and as described above.  It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares.  Contact your financial intermediary or refer to the appropriate plan documents for details.
Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated.  Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents.  Redemption proceeds, less any applicable CDSC for Class C shares, will normally be sent seven calendar days following receipt of the redemption order.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days.  Additionally, the right to require the Fund to redeem your shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion.  However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  In-kind payment means payment will be made in portfolio securities rather than cash.  If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.  Shareholders receiving securities in-kind bear the market risk of those securities until they are able to convert the securities to cash and also face the risk that a received security may be illiquid and cannot be quickly sold.
Periodic Withdrawal Plan
You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify.  Any resulting CDSC for Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Capital Investments.  The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the NAV of the account.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary, or a Destra representative for Class I shares, for details.  Not all financial intermediaries offer this plan.
Class C Shares CDSC
A 1.00% CDSC will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless a CDSC waiver applies.  The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class C shares.  Among others, these include:
•	The death or disability of an account owner and to honor a qualified domestic relationships order (“QDRO”);
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Capital Investments to waive CDSCs for such accounts;
•	Retirement accounts taking required minimum distributions;

•	The redemption of Class C shares acquired through reinvestment of Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class C shares during the period during which the CDSC applied;
•	If the Fund chooses to liquidate or involuntarily redeem shares in your account; or
•
If a financial intermediary elects not to receive the initial 1% commission and is receiving 12b-1 fees beginning on the first month following the purchase of Class C shares as such fees accrue, where an agreement is in place between the financial intermediary and Destra.

To keep the CDSC as low as possible, Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Class A Shares Reinstatement Privilege
After you have redeemed Class A shares, you have a onetime right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).

Section 4 General Information
Distributions
The Fund intends to make regular quarterly distributions to shareholders.  Various factors will affect the levels of cash the Fund receives from its investments, as well as the amounts of income and return of capital (in the case of the Fund’s investments in MLPs) represented by such cash.  To permit the Fund to maintain a more stable quarterly distribution, it may distribute less or more than the entire amount of cash it receives from its investments in a particular period.  Any undistributed cash would be available to supplement future distributions and until distributed would add to the Fund’s NAV.  Correspondingly, once distributed, such amounts will be deducted from the Fund’s NAV.
In order to avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.  The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends.  Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation.  Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held.  We cannot predict with respect to a given quarter how much of our net investment income will be included in the distributions we make for that quarter.  Distributions are made at the class level, so they may vary from class to class within the Fund.

Distribution Schedule
Dividends from net investment income and distributions of capital gain are normally declared and distributed in March, June, September and December but, if necessary, may be distributed at other times as well.  Distributions of capital gain are normally declared in December and paid in January.  The date you receive your distribution may vary depending on how your intermediary processes trades.  Please consult your intermediary for details.
How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held.  Dividends and net capital gains that have not yet been distributed are included in the Fund’s daily NAV.  The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.  For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share.  If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.  You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
Taxes
As with any investment, you should consider the tax consequences of investing in the Fund.  Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’.  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund.  You should consult your tax adviser if you have any questions.  Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.
Non-U.S. Income Tax Considerations
Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions.  However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.
Taxes and Tax Reporting
The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets).  Dividends from the Fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income.  However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains.  The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold.  It does not depend on how long you have owned your Fund shares.  Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.
Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.  If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm.  If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf.  The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.  The sale of shares in your account may produce a gain or loss and is a taxable event.  For tax purposes, an exchange of shares between funds is generally the same as a sale.
Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.
Please consult the Statement of Additional Information and your tax adviser for more information about taxes.
Buying or Selling Shares Close to a Record Date
Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.”  The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.
Foreign Tax Credit
A regulated investment company more than (i) 50% of the value of whose assets consists of stock or securities in non‑U.S. corporations at the close of the taxable year or (ii) at least 50% of the value of whose assets consists of interests in other regulated investment companies (at the close of each quarter of the taxable year) may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.
Investments in Certain Non-U.S. Corporations
If the Fund holds an equity interest in any passive foreign investment companies (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders.  The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.  The Fund may be able to make an election that could ameliorate these adverse tax consequences.  In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year; such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax.  Dividends paid by PFICs are not treated as qualified dividend income.
Investment in the Subsidiary
When a U.S. person owns more than 50% of a non-U.S. corporation, such as the Subsidiary, the U.S. person is required to include certain types of income, including commodities income, in the calculation of the U.S. person’s taxable income whether or not the income is distributed.
One of the requirements for qualification as a RIC is that the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.”  Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.
However, in September 2016 the Internal Revenue Service released proposed Regulations that, if finalized in the form proposed, would limit the qualifying income from the Subsidiary to the income distributed in the same year in which the income is required to be included in the income of the Fund under the controlled foreign corporation rules.  The Fund intends to distribute the income in the same year as the income is required to be included, but a failure to do so could cause the Fund to have non-qualifying income and potentially loose RIC status.  The Fund has obtained an opinion from special tax counsel that if the Subsidiary distributes income in the same year that the Fund must include the Subsidiary’s income in the Fund’s income, the income from the Subsidiary will be qualifying income for the Fund.  However, such an opinion is not binding on the Internal Revenue Service.  Therefore, to the extent the Fund invests directly in commodity‑index‑linked derivative instruments or in the Subsidiary, the Internal Revenue Service may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC.
If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.  In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.  This would cause investors to incur higher tax liabilities than they otherwise would have incurred, which would have a negative impact on Fund returns.  In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.
The Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax.  It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year, whether or not distributed by the Subsidiary.  Furthermore, the Fund will be subject to the RIC qualification distribution requirements with respect to the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year, and thus the Fund may not have sufficient cash on hand to make such distribution.
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.  There remains a risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
Payments to Financial Intermediaries
From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional or related services.  Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors.  The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries.  Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.
The Sub-Adviser will place brokerage for the Fund through an affiliate of the Sub‑Adviser, provided that such brokerage is undertaken in compliance with applicable law.  The Sub-Adviser’s fees under the Sub-Advisory Agreement will not be reduced by reason of any commissions, fees or other remuneration received by an affiliate of the Sub-Adviser from the Fund for brokerage services.
Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.

In addition, for all shares, Destra Capital Investments or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing other marketing or distribution‑related services.  Destra Capital Investments or an affiliate may also pay fees, from their own assets, for recordkeeping, sub-accounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Destra funds.  These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.
Destra or its affiliates may also share certain marketing expenses with intermediaries or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund.  Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments.  These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.
The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class.  The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.
The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Destra fund receives to invest on behalf of the investor.  You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.  Please contact your financial intermediary or plan sponsor for details on such arrangements.
Availability of Portfolio Holdings Information
The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex are designed to be in the best interests of the Fund’s shareholders and to protect the confidentiality of the Fund’s portfolio holdings.  The following describes policies and procedures with respect to the disclosure of portfolio holdings.
• Full Holdings.  The Fund generally makes available full portfolio holdings or issuer information on the Fund’s website monthly with an approximately 30-day lag.  The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders.  These reports (i) are available on the SEC’s website at www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Destra representative at (877) 287-9646 (toll free).
• Top 10 Holdings.  The Fund’s top 10 portfolio holdings or issuer information is available monthly on the Fund’s website with a 15-day lag.
• Other Information.  The Fund provides other portfolio information monthly on the Fund’s website with a 15-day lag.
Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
Frequent Trading
Frequent Trading Policies and Procedures
The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”).  The Fund is intended exclusively for long‑term investment and will take reasonable steps to attempt to detect and deter short‑term and frequent trading.  Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.  In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered.  As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading.  In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.
Among other safeguards, the Fund attempts to deter frequent trading through the following methods:
• exchange limitations as described in the section entitled “Exchanges”;
• trade monitoring; and
• fair valuation of securities as described in the section entitled “Valuation of Shares.”

Generally, a purchase and redemption of shares from the Fund within 30 days (a “round trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.
The Fund constantly monitors for patterns of shareholder frequent trading.  Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges.  The Fund may also bar future purchases into the Fund and other Destra funds by such investor.  The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.
The Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.
Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts.  Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.
In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include but are not limited to requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and other similar restrictions.  The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.  Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days), or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.
The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Board.  For more information about the Fund’s Frequent Trading Policy and its enforcement, see the section entitled “Frequent Trading” in the Statement of Additional Information.
Frequent Trading Risks
Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives.  Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.
Funds that invest in non‑U.S. holdings may be at a greater risk for frequent trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a non‑U.S. market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”).  Such arbitrage opportunities may also arise in funds that do not invest in non‑U.S. holdings, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.
Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances.  For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary.  Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading.  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.

Shareholder Communications
Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment.  These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations.  Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports.  The Fund’s fiscal year ends on September 30.
Fund Service Providers
The custodian of the assets of the Fund and the Subsidiary is The Bank of New York Mellon, 2 Hanson Place, Brooklyn, NY 11217.  The custodian also provides certain accounting services to the Fund.  The Fund’s transfer, shareholder services and dividend paying agent, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 5	Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal period October 7, 2015 - September 30, 2016 has been derived from financial statements audited by Grant Thornton LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Financial Highlights

For the period October 7, 2015* to September 30, 2016 (Consolidated)
Class A
Net asset value, beginning of period	$$10.00
Investment operations:
Net investment income[1]	(0.01)
Net realized and unrealized gain (loss)	0.24
Net Increase in Net Asset Value from Operations	0.23
Distributions paid to shareholders from:
Net investment income	- [2]
Net realized gains	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$$10.21
TOTAL RETURN[3]	2.27%[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$534
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.00%[5]
Expenses, prior to expense reimbursements/waivers	2.42%[5]
Net investment income	(0.07)%[5]
Portfolio turnover rate	424%[4]
Class C
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income[1]	(0.08)
Net realized and unrealized gain (loss)	0.23
Net Increase in Net Asset Value from Operations	0.15
Distributions paid to shareholders from:
Net investment income	-
Net realized gains	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$10.13
TOTAL RETURN[3]	1.46%[4]

For the period October 7, 2015* to September 30, 2016 (Consolidated)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$$515
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.75%[5]
Expenses, prior to expense reimbursements/waivers	3.16%[5]
Net investment income	(0.84)%[5]
Portfolio turnover rate	424%[4]
Class I
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income[1]	0.02
Net realized and unrealized gain (loss)	0.24
Net Increase in Net Asset Value from Operations	0.26
Distributions paid to shareholders from:
Net investment income	(0.03)
Net realized gains	(0.02)
Total distributions	(0.05)
Net asset value, end of period	$$10.21
TOTAL RETURN[3]	2.53%[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$50,375
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.75%[5]
Expenses, prior to expense reimbursements/waivers	2.16%[5]
Net investment income	0.16%[5]
Portfolio turnover rate	424%[4]

 Commencement of operations.
1 Based on average shares outstanding.
2 Greater $0.000, but less than $0.005.
3 Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC).  Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.
4 Not annualized.
5 Annualized.

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Capital Investments.  The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus.  Additional information about the Fund’s investments is available in the annual and semiannual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The Fund’s most recent Statement of Additional Information and certain other information are available free of charge by calling Destra at (877) 287-9646, on the Fund’s website at destracapital.com/literature or through your financial adviser.  Shareholders may call the toll‑free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”).  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C.  Call the SEC at (202) 551‑8090 for room hours and operation.  You may also request Fund information by sending an e‑mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549‑1520.  The SEC may charge a copying fee for this information.

The Fund is a series of Destra Investment Trust, whose Investment Company Act file number is 811-22417.

Statement of Additional Information
February 1, 2017

Destra Wolverine Alternative Opportunities Fund
Ticker: Class A–DWAAX, Class C–DWACX, Class I–DWAIX
This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI expands upon, and should be read in conjunction with, the Prospectus dated February 1, 2017, for the Destra Wolverine Alternative Opportunities Fund (the “Fund”), a series of the Destra Investment Trust.  Copies of the Prospectus may be obtained without charge from the Fund’s website at destracapital.com/strategies/literature or by calling (877) 287-9646.  The audited financial statements for the Fund’s most recent fiscal period appear in the Fund’s Annual Report dated September 30, 2016.  The audited financial statements are incorporated herein by reference and the Annual Report is available without charge from the Fund’s website at destracapital.com/strategies/literature or by calling (877) 287-9646.

Page
Fund History	1
Investment Restrictions	1
Investment Strategies and Risks	4
Management	44
Control Persons and Principal Shareholders	50
Investment Adviser and Sub-Adviser	50
Administrator	54
Portfolio Transactions	54
Net Asset Value	57
Purchases	57
Distribution and Shareholder Servicing Plans	61
Redemptions	63
Tax Matters	64
Frequent Trading	70
Disclosure of Portfolio Holdings	72
Other Service Providers	73
General Trust Information	74
Appendix A – Proxy Voting Procedure	75

Fund History
The Fund is a separate investment portfolio of the Destra Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on May 25, 2010.  The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.  The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra has retained Wolverine Asset Management, LLC (“WAM” or the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser, responsible for the day-to-day management of the Fund’s portfolio of securities.
Investment Restrictions
The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund.  The fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.”  As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.  Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.  The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:
(1) Purchase or sell real estate or real estate limited partnership interests; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.
(2) Invest in physical commodities unless acquired as a result of ownership of securities or other instruments, except through its wholly owned subsidiary, Destra Wolverine Asset Subsidiary (the “Subsidiary”) (but this shall not prevent the Fund from purchasing or selling non-U.S. currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis and other similar financial instruments).
(3) Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

(4) Lend any security or make any other loan except (a) as otherwise permitted under the 1940 Act, (b) pursuant to a rule, order or interpretation issued by the Securities and Exchange Commission (the “SEC”) or its staff, (c) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (d) by engaging in repurchase agreements with respect to portfolio securities.
(5) Issue any senior security except as otherwise permitted (a) under the 1940 Act or (b) pursuant to a rule, order or interpretation issued by the SEC or its staff.
(6) Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (a) as a temporary measure, (b) by entering into reverse repurchase agreements, and (c) by lending portfolio securities as collateral.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.
(7) Invest 25% or more of its total assets in the securities of companies primarily engaged in any one industry, provided that: (a) this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and (b) tax-exempt securities issued by municipalities and their agencies and authorities are not deemed to be industries.  The Fund will consider the concentration of the underlying ETFs so as not to be overly concentrated in one industry.
The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.
For purposes of applying investment restriction (5) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33-1/3% of the Fund’s total assets).  In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.  The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law.  As such, these limitations will change as the statutes, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
The following non-fundamental investment restriction applies to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Fund’s Board of Trustees (the “Board” or “Board of Trustees”).  The Fund may not invest more than 15% of its net assets in illiquid securities (taken at market value), including time deposits and repurchase agreements that mature in more than seven days.
The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities.  Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid.  However, if an OTC option is sold by the Fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid only such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price).  The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.”  This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Trustees of the Fund without the approval of the Fund’s shareholders.
The Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”).  To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income).
Non-U.S. government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code, and the securities of each non-U.S. government issuer are considered to be obligations of a single issuer.  These tax-related limitations may be changed by the Board of Trustees of the Fund to the extent necessary to comply with changes to the federal tax requirements.  The Fund is classified as “non-diversified” under the 1940 Act.
All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.  Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the

Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Board of Trustees.
Investment Strategies and Risks
In addition to the discussion of investment strategies and risks that appears in the Prospectus, the Fund may (except where indicated otherwise) also implement the following strategies.
144A Securities
The Fund, the Subsidiary or the underlying exchange-traded fund (“ETFs”) in which it invests may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  The Board of Trustees has determined to treat as liquid Rule 144A securities that either are freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Board of Trustees.  The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring liquidity of 144A securities.  The Board of Trustees, however, will retain sufficient oversight and will ultimately be responsible for the determinations.  Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Board of Trustees will carefully monitor the Fund’s investments in these securities.  This investment practice could have the effect of increasing the level of illiquidity in the Fund, the Subsidiary or the underlying ETFs to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.
Cash Management
A portion of the Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes.  Such instruments would consist of: (i) obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated ‘Aa’ or higher by Moody’s or ‘AA’ or higher by S&P or, if unrated, of comparable quality in the opinion of the Sub-Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.  At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated ‘Aa’ or higher by Moody’s or ‘AA’ or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated ‘Prime-1’ by Moody’s or ‘A-1’ by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser.
Cayman Subsidiary
The Fund may invest up to 25% of its total assets in the Subsidiary.  The Subsidiary may invest in exchange-listed commodity-linked instruments and commodity futures contracts

(“Commodities Instruments”), as described under “Commodities Instruments” below.  Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through the Subsidiary.  Therefore, except as otherwise noted, for purposes of this disclosure, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.
The Subsidiary is not registered under the 1940 Act and is not directly subject to its investor protections, except as noted in the Prospectus or this SAI.  However, the Subsidiary is wholly owned and controlled by the Fund and is advised by Destra.  The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and for the Fund’s role as the sole shareholder of the Subsidiary.  Destra receives no additional compensation for managing the assets of the Subsidiary.  The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to the Fund.
Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is incorporated) could prevent the Fund and/or the Subsidiary from operating as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.  For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others.  If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
The Fund’s and the Subsidiary’s investments will be consistent with the Fund’s investment objective and will not be used to enhance leverage.  The Subsidiary’s shares will be offered only to the Fund, and the Fund will not sell shares of the Subsidiary to other investors.
The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s annual and semi-annual reports.
Commercial Paper
Commercial paper purchasable by the Fund, the Subsidiary or the underlying ETFs includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act.  Section 4(a)(2) paper is restricted as to disposition under the federal securities laws and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thereby providing liquidity.  Certain transactions in Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act.  The Fund can purchase commercial paper rated (at the time of purchase) ‘A-1’ by S&P or ‘Prime-1’ by Moody’s or, when deemed advisable by the Fund’s Sub-Adviser, “high quality” issues rated ‘A-2,’ ‘Prime-2’ or ‘F-2’ by S&P, Moody’s or Fitch, respectively.

Commodities Instruments
The Fund gains exposure to Commodities Instruments through the Subsidiary.  Additional information on the Subsidiary is set forth under “Cayman Subsidiary” above.  Additional information regarding specific Commodities Instruments is set forth below.  The Fund, either directly or through the Subsidiary, may also gain exposure to Commodities Instruments through investment in certain investment companies, including ETFs, and other pooled investment vehicles that invest primarily in commodities or commodity-related instruments, and through investment in exchange-traded notes (“ETNs”) linked to the value of commodities.
The Fund may invest up to 25% of its total assets in the Subsidiary, which will be committed as “initial” and “variation” margin to secure the Subsidiary’s positions in Commodities Instruments.  These assets are placed in accounts maintained by the Subsidiary at the Subsidiary’s clearing broker and are held in cash or invested in U.S. Treasury bills and other direct or guaranteed debt obligations of the U.S. government maturing within less than one year at the time of investment.
Historically, the correlation between the quarterly investment returns of managed commodities strategies and the quarterly investment returns of traditional financial assets such as stocks generally was negative.  This inverse relationship occurred generally because managed commodities strategies have historically tended to increase and decrease in value during different parts of the business cycle than financial assets did.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.  The reverse may be true during “bull markets,” when investments in traditional securities such as stocks may outperform the Subsidiary’s commodity-related investments.  However, over the long term, the returns on the Subsidiary’s commodity-related investments are expected to exhibit low or negative correlation with stocks and bonds.
The Subsidiary will utilize futures contracts.  The use of futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities.
Convertible Securities
The Fund has no predetermined limit on the extent to which it may invest in ETFs or Commodities Instruments that invest primarily in convertible securities, although the Fund does not currently intend for convertible securities to be a primary focus of its investment program.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income.  These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature.  As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the Sub-Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets.  Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled.  As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk.  As described below, the Fund is authorized to enter into non-U.S. currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.
Apart from currency considerations, the value of convertible securities is influenced both by the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock.  The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.”  To the extent interest rates change, the investment value of the convertible security typically will fluctuate.  At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock.  If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value.  To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value.  A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.  The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the claim of common stockholders but it may be subordinated to other debt securities of the same issuer.  A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued.  If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.  Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Debt Securities
Debt securities, such as bonds, involve credit risk.  This is the risk that the issuer will not make timely payments of, or will be unable to pay, principal and interest.  The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s, the Subsidiary’s or the underlying ETFs’ investment in that issuer.  Credit risk is reduced to the extent the Fund, the Subsidiary and the underlying ETFs limit their debt investments to U.S. Government Securities.  All debt securities, however, are subject to interest rate risk.  This is the risk that the value of the security may fall when interest rates rise.  If interest rates move sharply in a manner not anticipated by Fund management, the Fund’s, the Subsidiary’s or the underlying ETFs’ investments in debt securities could be adversely affected and the Fund, the Subsidiary and/or the underlying ETFs could lose money.  Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities are.  In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.  The average maturity of the Fund’s, the Subsidiary’s and the underlying ETFs’ assets will vary.
During periods of rising interest rates, the average life of certain debt securities is extended because of slower than expected principal payments.  This may lock in a below-market interest rate and extend the duration of these debt securities, especially mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value.  This is known as extension risk.
Corporate Debt Securities.  Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large, established domestic corporation that is rated investment-grade may have a modest return on principal but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small, non-U.S. corporation from an emerging market country that has not been rated by a Nationally Recognized Statistical Rating Organization may have the potential for relatively large returns on principal but carries a relatively high degree of risk.
Depositary Receipts (ADRs, EDRs and GDRs)
The Fund, the Subsidiary and the underlying ETFs may invest in the securities of non-U.S. issuers in the form of Depositary Receipts or other securities convertible into securities of non-U.S. issuers.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  The Fund, the Subsidiary and the underlying ETFs may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments.  ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation.  EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities.  GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Depositary Receipts are generally subject to the same risks as the non-U.S. securities they evidence or into which they may be converted.  Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”
Derivatives
The Fund, the Subsidiary and the underlying ETFs may use instruments referred to as derivative securities.  Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate).  Derivatives allow the Fund, the Subsidiary and the underlying ETFs to increase or decrease the level of risk to which the Fund, the Subsidiary and the underlying ETFs are exposed more quickly and efficiently than transactions in other types of instruments.  The Fund, the Subsidiary and the underlying ETFs may use derivatives for hedging purposes.  The Fund, the Subsidiary and the underlying ETFs may also use derivatives for speculative purposes to seek to enhance returns.  The use of a derivative is speculative if the Fund, the Subsidiary or the underlying ETFs are primarily seeking to achieve gains rather than offset the risk of other positions.  When the Fund, the Subsidiary or the underlying ETFs invest in a derivative for speculative purposes, the Fund, the Subsidiary and the underlying ETFs will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.  The Fund, the Subsidiary or the underlying ETFs may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging.  Hedging is a strategy in which a derivative is used to offset the risks associated with the holdings of the Fund, the Subsidiary or the underlying ETFs.  Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund, the Subsidiary or the underlying ETFs, or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased.  The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio.  There is also a risk of loss by the Fund, the Subsidiary or the underlying ETFs of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund, the Subsidiary or the underlying ETFs have an open position in an option, a futures contract or a related option.  There can be no assurance that the Fund’s, the Subsidiary’s or the underlying ETFs’ hedging strategies will be effective.  The Fund and the Subsidiary are not required to engage in hedging transactions, and both may choose not to do so.
The Fund, the Subsidiary and the underlying ETFs may use derivative instruments and trading strategies, including the following:
Indexed and Inverse Securities.  The Fund, the Subsidiary or the underlying ETFs may invest in securities that base their potential return on an index or interest rate.  As an illustration, the Fund, the Subsidiary or the underlying ETFs may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate.  The Fund, the Subsidiary or the underlying ETFs may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices.  In addition, the Fund, the Subsidiary or the underlying ETFs may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate).  For example, the Fund, the Subsidiary or the underlying ETFs may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases.  If the Fund, the Subsidiary or the underlying ETFs invest in such securities, each may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices.  Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk.  When used for hedging purposes, indexed and inverse securities involve correlation risk.  Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund, the Subsidiary or the underlying ETFs may be required to pay substantial additional margin to maintain the position.
Swap Agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.
The Fund or the Subsidiary may enter into equity swap transactions.  However, the Fund and the Subsidiary will comply with the applicable limitations imposed by the 1940 Act and the Commodity Exchange Act (“CEA”).
Whether the Fund’s or the Subsidiary’s use of swap agreements or options on swap agreements will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Fund, the Subsidiary or the underlying ETFs bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund, the Subsidiary or the underlying ETFs will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  If there is a default by the other party to such a transaction, the Fund, the Subsidiary or the underlying ETFs will have contractual remedies pursuant to the agreements related to the transaction.  Swap agreements are also subject to the risk that the Fund, the Subsidiary or the underlying ETFs will not be able to meet their obligations to the counterparty.  The Fund, the Subsidiary or the underlying ETFs, however, will deposit in a segregated account, liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund, the Subsidiary or the underlying ETFs initially to make an equivalent direct investment, plus or minus any amount the Fund, the Subsidiary or the underlying ETFs are obligated to pay or are to receive under the swap agreement.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  The swap market is largely unregulated.  It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to terminate existing swap agreements, if any, or to realize amounts to be received under such agreements.
Credit Derivatives.  The Fund, the Subsidiary or the underlying ETFs may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities.  Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities.  See “Additional Considerations for Interest Rate Swaps, Swaptions and Credit Derivatives” below.
Credit Default Swap Agreements and Similar Instruments.  The Fund, the Subsidiary or the underlying ETFs may enter into credit default swap agreements and similar agreements and may also buy credit-linked securities.  The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund, the Subsidiary or the underlying ETFs.  The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund, the Subsidiary or the underlying ETFs may be either the buyer or seller in the transaction.  If the Fund, the Subsidiary or the underlying ETFs are a buyer and no credit event occurs, the Fund, the Subsidiary or the underlying ETFs recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund, the Subsidiary or the underlying ETFs may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller, the Fund, the Subsidiary or the underlying ETFs generally receive an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if the Fund, the Subsidiary or the underlying ETFs had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.  The Fund, the Subsidiary or the underlying ETFs will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment-grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating.  A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  When the Fund, the Subsidiary or the underlying ETFs act as a seller of a credit default swap or a similar instrument, each is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
Credit Linked Securities.  Among the income producing securities in which the Fund, the Subsidiary or the underlying ETFs may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets.  For instance, the Fund, the Subsidiary or the underlying ETFs may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income-producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests.  For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements, provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed-upon value) of the referenced debt obligation.  This, in turn, would reduce the amount of income and principal that the Fund, the Subsidiary or the underlying ETFs would receive.  The Fund’s, the Subsidiary’s or the underlying ETFs’ investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  It is also expected that the securities will be exempt from registration under the Securities Act.  Accordingly, there may be no established trading market for the securities, and they may constitute illiquid investments.
Market Spread Swap.  In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index).  The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate.  If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate.  Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller.  Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer.  Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.
Interest Rate Swaps.  The Fund, the Subsidiary and the underlying ETFs may enter into interest rate swap agreements.  The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities.  Interest rate swap agreements are highly specialized investments and are not traded on or regulated by any securities exchange.
An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount.  From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income.  This would cause the value of the swap contract to rise in value, from the payer’s perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income.  Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of its fixed rate payment obligation.  For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.
The Fund, the Subsidiary or the underlying ETFs will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.
Additional Interest Rate Transactions and Swaptions.  The Fund, the Subsidiary or the underlying ETFs, to the extent permitted under applicable law, may also enter into forms of swap agreements including interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor.”  Caps and floors are less liquid than swaps.
The Fund, the Subsidiary or the underlying ETFs may write (sell) and purchase put and call swaptions.  A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement, or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The Fund, the Subsidiary or the underlying ETFs may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund, the Subsidiary or the underlying ETFs are hedging their assets or their liabilities.  The Fund, the Subsidiary or the underlying ETFs may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities the Fund, the Subsidiary or the underlying ETFs anticipate purchasing at a later date.  They may also be used for speculation to increase returns.
In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap.  In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.  A pay fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise.  A receive fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline.  As with other options on securities, indices or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be “cash settled” rather than for an actual position in an interest rate swap to be established at the time of swaption expiration.
Depending on the terms of the particular option agreement, the Fund, the Subsidiary or the underlying ETFs will generally incur a greater degree of risk when they write a swaption than they will incur when they purchase a swaption.  When the Fund, the Subsidiary or the underlying ETFs purchase a swaption, they risk losing only the amount of the premium they have paid should they decide to let the option expire unexercised.  However, when the Fund, the Subsidiary or the underlying ETFs write a swaption, upon exercise of the option the Fund, the Subsidiary or the underlying ETFs will become obligated according to the terms of the underlying agreement.
The Fund, the Subsidiary or the underlying ETFs will accrue the net amount of the excess, if any, of their obligations over their entitlements with respect to each interest rate or currency swap or swaption on a daily basis and the Sub-Adviser will designate liquid assets on their books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines.  If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.
Additional Considerations for Interest Rate Swaps, Swaptions and Credit Derivatives.  The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors.  In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association (“ISDA”).  ISDA represents participants in the privately negotiated derivatives industry.  It helps formulate the investment industry’s position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.
The Fund’s Sub-Adviser expects that the Fund and the Subsidiary will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants.  These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements.  This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges.  The Fund and the Subsidiary will be responsible for monitoring the market value of all derivative transactions to insure that they are properly collateralized.
The Fund and the Subsidiary have instituted procedures for valuing interest rate swap, swaption or credit derivative positions to which it is party.  Interest rate swaps, swaptions and credit derivatives will be valued by the counterparty to the swap or swaption in question.  Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract.  In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Fund’s Board, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with the Sub-Adviser’s valuation models.
The use of interest rate swaps, swaptions and credit derivatives is subject to risks and complexities beyond what might be encountered in standardized, exchange-traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund, the Subsidiary or the underlying ETFs will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund, the Subsidiary or the underlying ETFs.
While the Fund, the Subsidiary and the underlying ETFs may utilize interest rate swaps, swaptions and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund, the Subsidiary or the underlying ETFs than if they had not engaged in any such transactions.  If, for example, the Fund, the Subsidiary or the underlying ETFs had insufficient cash, it might have to sell or pledge a portion of the underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between the Fund’s, the Subsidiary’s and the underlying ETFs’ portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund, the Subsidiary or the underlying ETFs, which may prevent the Fund, the Subsidiary or the underlying ETFs from achieving the intended hedge or expose the Fund, the Subsidiary or the underlying ETFs to risk of loss.  Further, the Fund’s and the Subsidiary’s use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors.  No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct.
Total Return Swap Agreements.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to the Fund’s, the Subsidiary’s or the underlying ETFs’ portfolios because, in addition to total net assets, the Fund, the Subsidiary or the underlying ETFs would be subject to investment exposure on the notional amount of the swap.
Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund, the Subsidiary or the underlying ETFs thereunder.  Swap agreements also bear the risk that the Fund, the Subsidiary or the underlying ETFs will not be able to meet their obligation to the counterparty.  Generally, the Fund, the Subsidiary or the underlying ETFs will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund, the Subsidiary or the underlying ETFs receiving or paying, as the case may be, only the net amount of the two payments).  The net amount of the excess, if any, of the Fund’s, the Subsidiary’s or the underlying ETFs’ obligations over entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund, the Subsidiary or the underlying ETFs.  If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s, the Subsidiary’s or the underlying ETFs’ obligations will be accrued on a daily basis, and the full amount of the Fund’s, the Subsidiary’s or the underlying ETFs’ obligations will be segregated by the Fund, the Subsidiary or the underlying ETFs in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund, the Subsidiary or the underlying ETFs are obligated to pay or are to receive under the total return swap agreement.
Options on Securities and Securities Indices.  The Fund, the Subsidiary or the underlying ETFs may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates.  Such investments may be made on exchanges and in the over-the-counter (“OTC”) markets.  In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation.  OTC options have more flexible terms negotiated between the buyer and the seller but generally do not require the parties to post margin and are subject to greater credit risk.  OTC options also involve greater liquidity risk.  See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.
A stock index fluctuates with changes in the market values of the stock included in the index.  Indices may also be based on an industry or market segment.  Successful use by the Fund, the Subsidiary or the underlying ETFs of options on stock indices will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market.  In addition, the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund, the Subsidiary or the underlying ETFs.  Inasmuch as the Fund’s, the Subsidiary’s or the underlying ETFs’ securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund, the Subsidiary or the underlying ETFs will bear the risk that the prices of securities being hedged will not move in the same amount as the prices of put options on the stock indices.  It is also possible that there may be a negative correlation between the index and the Fund’s, the Subsidiary’s or the underlying ETFs’ securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund, the Subsidiary or the underlying ETFs.
The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund or the Subsidiary in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.
Call Options.  The Fund, the Subsidiary or the underlying ETFs may purchase call options on any of the types of securities or instruments in which they may invest.  A purchased call option gives the Fund, the Subsidiary or the underlying ETFs the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period.  The Fund, the Subsidiary or the underlying ETFs also may purchase and sell call options on indices.  Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
The Fund and the Subsidiary are also authorized to write (i.e., sell) covered call options on the securities or instruments in which they may invest and to enter into closing purchase transactions with respect to certain of such options.  A covered call option is an option in which the Fund or the Subsidiary, in return for a premium, gives another party a right to buy specified securities owned by the Fund or the Subsidiary at a specified future date and price set at the time of the contract.  The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  By writing covered call options, the Fund and the Subsidiary give up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, the Fund’s and the Subsidiary’s ability to sell the underlying security will be limited while the option is in effect unless the Fund and the Subsidiary enter into a closing purchase transaction.  A closing purchase transaction cancels out the Fund’s or the Subsidiary’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written.  Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.
A call option written by the Fund, the Subsidiary or the underlying ETFs on a security is “covered” if the Fund, the Subsidiary or the underlying ETFs own the security underlying the call or have an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund, the Subsidiary or the underlying ETFs.
Covered call risk is the risk that the Fund, the Subsidiary or the underlying ETFs, as a writer of a covered call option, do not generate increased income from the asset.  There are several additional risks associated with transactions in covered call options on securities used in connection with the Fund’s, the Subsidiary’s or the underlying ETFs’ option strategy.  A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The Fund and the Subsidiary are also authorized to write (i.e., sell) uncovered call options on securities or instruments in which they may invest but that are not currently held by the Fund or the Subsidiary.  The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments.  When writing uncovered call options, the Fund, the Subsidiary or the underlying ETFs must deposit and maintain as collateral sufficient margin with the broker-dealer through which they made the uncovered call option, to ensure that the securities can be purchased for delivery if and when the option is exercised.  In addition, in connection with each such transaction the Fund, the Subsidiary or the underlying ETFs will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s, the Subsidiary’s or the underlying ETFs’ exposure (the difference between the unpaid amounts owed by the Fund, the Subsidiary or the underlying ETFs on such transaction minus any collateral deposited with the broker-dealer), on a mark-to-market basis (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Fund, the Subsidiary or the underlying ETFs have assets available to satisfy their obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s, the Subsidiary’s or the underlying ETFs’ portfolios.  Such segregation will not limit the Fund’s, the Subsidiary’s or the underlying ETFs’ exposure to loss.  During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s, the Subsidiary’s or the underlying ETFs’ income with minimal capital risk.  Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund, the Subsidiary or the underlying ETFs that can act as a partial hedge.  Uncovered calls have speculative characteristics, and the potential for loss is unlimited.  When an uncovered call is exercised, the Fund, the Subsidiary or the underlying ETFs must purchase the underlying security to meet the call obligation.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.  If the purchase price exceeds the exercise price, the Fund, the Subsidiary or the underlying ETFs will lose the difference.
Put Options.  The Fund and the Subsidiary are authorized to purchase put options to seek to hedge against a decline in the value of their securities or to enhance their return.  By buying a put option, the Fund, the Subsidiary or the underlying ETFs acquire a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s, the Subsidiary’s or the underlying ETFs’ risk of loss through a decline in the market value of the securities or instruments until the put option expires.  The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs.  Prior to its expiration, a put option may be sold in a closing sale transaction, and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  A closing sale transaction cancels out the Fund’s, the Subsidiary’s or the underlying ETFs’ position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option that was purchased.  The Fund, the Subsidiary or the underlying ETFs also may purchase uncovered put options.
The Fund and the Subsidiary also have authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund or the Subsidiary, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets.  The Fund, the Subsidiary or the underlying ETFs will receive a premium for writing a put option, which increases the Fund’s, the Subsidiary’s or the underlying ETFs’ return.  The Fund and the Subsidiary will not sell puts if, as a result, more than 50% of the Fund’s or the Subsidiary’s assets would be required to cover its potential obligations under its hedging and other investment transactions.
The Fund and the Subsidiary are also authorized to write (i.e., sell) uncovered put options on securities or instruments in which they may invest but with respect to which the Fund and the Subsidiary do not currently have a corresponding short position or have not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which they made the uncovered put option.  The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value.  The Fund, the Subsidiary or the underlying ETFs have the obligation to buy the securities or instruments at an agreed-upon price if the price of the securities or instruments decreases below the exercise price.  If the price of the securities or instruments increases during the option period, the option will expire worthless and the Fund, the Subsidiary or the underlying ETFs will retain the premium and will not have to purchase the securities or instruments at the exercise price.  In connection with such a transaction, the Fund, the Subsidiary or the underlying ETFs will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Fund, the Subsidiary or the underlying ETFs have assets available to satisfy their obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s or the Subsidiary’s portfolio.  Such segregation will not limit the Fund’s, the Subsidiary’s or the underlying ETFs’ exposure to loss.
Risks Associated with Options.  There are several risks associated with transactions in options on securities and indices.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange on opening transactions or closing transactions, or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; the facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.  In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

If the Fund, the Subsidiary or an underlying ETF is unable to close out a call option on securities that it has written before the option is exercised, the Fund, the Subsidiary or the underlying ETF may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund, the Subsidiary or an underlying ETF is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.
The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Options transactions may result in significantly higher transaction costs for the Fund, the Subsidiary or the underlying ETFs.
Futures.  The Fund or the Subsidiary may engage in transactions in futures and options on futures.  Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  No price is paid upon entering into a futures contract.  Rather, upon purchasing or selling a futures contract the Fund or the Subsidiary is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value.  From time to time thereafter until the futures position is closed, the Fund, the Subsidiary or the underlying ETFs will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.  Futures involve substantial leverage risk.  The Fund may only enter into futures contracts traded on regulated commodity exchanges.
The sale of a futures contract limits the Fund’s, the Subsidiary’s or the underlying ETFs’ risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date.  In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund and the Subsidiary will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect the Fund, the Subsidiary or the underlying ETFs from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund, the Subsidiary or the underlying ETFs were attempting to identify specific securities in which to invest in a market the Fund, the Subsidiary or the underlying ETFs believe to be attractive.  In the event that such securities decline in value or the Fund, the Subsidiary or the underlying ETFs determine not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund, the Subsidiary or the underlying ETFs may realize a loss relating to the futures position.
The Fund and the Subsidiary are also authorized to purchase or sell call and put options on futures contracts, including financial futures and stock indices.  A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period.  Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund, the Subsidiary or the underlying ETFs entered into futures transactions.  The Fund, the Subsidiary or the underlying ETFs may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities.  Similarly, the Fund, the Subsidiary or the underlying ETFs can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities that the Fund intends to purchase.
To maintain greater flexibility, the Fund, the Subsidiary or the underlying ETFs may invest in instruments that have characteristics similar to futures contracts.  These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time.  The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.
Interest Rate and Stock Index Futures.  The Fund, the Subsidiary or the underlying ETFs may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the SEC.  An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract.  An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  With respect to options purchased by the Fund, the Subsidiary or the underlying ETFs, there are no daily cash payments made by the Fund, the Subsidiary or the underlying ETFs to reflect changes in the value of the underlying contract; however, the value of the option does change daily, and that change would be reflected in the net asset value of the Fund, the Subsidiary or the underlying ETFs.
The Fund, the Subsidiary or the underlying ETFs may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).  There is no guarantee that such closing transactions can be effected at any particular time or at all.  In addition, daily limits on price fluctuations on exchanges on which the Fund, the Subsidiary or the underlying ETFs conduct their futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund, the Subsidiary and the underlying ETFs to the potential of greater losses.
Risks Associated with Futures and Options on Futures.  While the Fund and the Subsidiary may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund, the Subsidiary or the underlying ETFs than if each had not engaged in any such transactions.  If, for example, the Fund, the Subsidiary or the underlying ETFs had insufficient cash, each might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so.  Further, the Fund’s, the Subsidiary’s or the underlying ETFs’ use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in interest rate relationships, the direction of securities prices, currency exchange rates or other factors.  No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct.  Additional risks associated with the use of futures contracts and options include (a) the imperfect correlation between the change in market value of the instruments held by the Fund, the Subsidiary or the underlying ETFs and the price of the futures contract or option, which may prevent the Fund, the Subsidiary or the underlying ETFs from achieving the intended hedge or expose the Fund, the Subsidiary or the underlying ETFs to risk of loss; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) the possibility that the counterparty will default in the performance of its obligations.
Asset Segregation.  Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund, the Subsidiary or the underlying ETFs and put options on futures contracts written by the Fund, the Subsidiary or the underlying ETFs, the Fund, the Subsidiary or the underlying ETFs will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts.  The current view of the staff of the SEC is that the Fund’s, the Subsidiary’s or the underlying ETFs’ long and short positions in futures contracts as well as put and call options on futures written by them must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in a manner similar to that described for covered options on securities.
Federal Income Tax Treatment of Futures Contracts and Options.  The Fund’s, the Subsidiary’s and the underlying ETFs’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund, the Subsidiary or the underlying ETFs (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund, the Subsidiary or the underlying ETFs and may defer Fund losses.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Fund, the Subsidiary and the underlying ETFs to mark-to-market certain types of the positions in their portfolios (i.e., treat them as if they were closed out), and (b) may cause the Fund, the Subsidiary and the underlying ETFs to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.
Non-U.S. Exchange Transactions.  The Fund, the Subsidiary and the underlying ETFs may engage in spot and forward non-U.S. exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which their portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns.  Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, the Subsidiary or the underlying ETFs, sold by the Fund, the Subsidiary or the underlying ETFs but not yet delivered, or committed or anticipated to be purchased by the Fund.  As an illustration, the Fund, the Subsidiary or the underlying ETFs may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security.  In such circumstances, for example, the Fund, the Subsidiary or the underlying ETFs may purchase a non-U.S. currency put option enabling them to sell a specified amount of yen for dollars at a specified price by a future date.  To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option.  To offset, in whole or in part, the cost of acquiring such a put option, the Fund, the Subsidiary or the underlying ETFs may also sell a call option which, if exercised, requires them to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”).  By selling such a call option in this illustration, the Fund, the Subsidiary or the underlying ETFs give up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.  “Straddles” of the type that may be used by the Fund, the Subsidiary or the underlying ETFs are considered to constitute hedging transactions.  The Fund, the Subsidiary and the underlying ETFs will not attempt to hedge all of their non-U.S. portfolio positions.
Forward Non-U.S. Exchange Transactions.  Forward non-U.S. exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract.  Spot non-U.S. exchange transactions are similar but require current, rather than future, settlement.  The Fund, the Subsidiary and the underlying ETFs will enter into non-U.S. exchange transactions for purposes of hedging either a specific transaction or a portfolio position or to seek to enhance returns.  The Fund, the Subsidiary and the underlying ETFs may enter into a non-U.S. exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund, the Subsidiary or the underlying ETFs have received or anticipate receiving a dividend or distribution.  The Fund, the Subsidiary or the underlying ETFs may enter into a non-U.S. exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund, the Subsidiary or the underlying ETFs is denominated or by purchasing a currency in which the Fund, the Subsidiary or the underlying ETFs anticipate acquiring a portfolio position in the near future.  The Fund, the Subsidiary or the underlying ETFs may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.  The Fund, the Subsidiary or the underlying ETFs may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities.  Proxy hedging is often used when the currency to which the Fund, the Subsidiary or the underlying ETFs are exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s, the Subsidiary’s or the underlying ETFs’ securities are, or are expected to be, denominated, and to buy U.S. dollars.  Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund, the Subsidiary or the underlying ETFs if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund, the Subsidiary or the underlying ETFs are engaged in proxy hedging.  The Fund, the Subsidiary or the underlying ETFs may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund, the Subsidiary or the underlying ETFs have or in which the Fund, the Subsidiary or the underlying ETFs expect to have portfolio exposure.  For example, the Fund, the Subsidiary or the underlying ETFs may hold both Canadian government bonds and Japanese government bonds, and the Sub-Adviser may believe that Canadian dollars will deteriorate against Japanese yen.  This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund, the Subsidiary or the underlying ETFs to declines in the value of the Japanese yen relative to the U.S. dollar.  Forward non-U.S. exchange transactions involve substantial currency risk and also involve credit and liquidity risk.  The Fund, the Subsidiary or the underlying ETFs may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”).  The Fund, the Subsidiary and the underlying ETFs will only enter into a cross-hedge if the Sub-Adviser believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.
Some of the forward non-U.S. currency contracts that may be entered into by the Fund, the Subsidiary or the underlying ETFs are classified as non-deliverable forwards (“NDF”).  NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible non-U.S. currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed-upon exchange rate and the spot rate at the time of settlement, for an agreed-upon notional amount of funds.  All NDFs have a fixing date and a settlement date.  The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed-upon exchange rate is calculated.  The settlement date is the date by which the payment of the difference is due to the party receiving payment.  NDFs are commonly quoted for time periods of from one month up to two years and are normally quoted and settled in U.S. dollars.  They are often used to gain exposure to and/or hedge exposure to non-U.S. currencies that are not internationally traded.

Currency Futures.  The Fund, the Subsidiary and the ETFs in which they invest may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon.  Currency futures are similar to forward non-U.S. exchange transactions except that futures are standardized, exchange-traded contracts while forward non-U.S. exchange transactions are traded in the OTC market.  Currency futures involve substantial currency risk and also involve leverage risk.
Currency Options.  The Fund, the Subsidiary and the underlying ETFs may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options.  Currency options are similar to options on securities.  For example, in consideration for an option premium, the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency.  The Fund, the Subsidiary or the underlying ETFs may engage in transactions in options on currencies either on exchanges or OTC markets.  The Fund, the Subsidiary or the underlying ETFs may write covered call options on up to 100% of the currencies in its portfolio.  See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.  Currency options involve substantial currency risk and may also involve credit, leverage or liquidity risk.
Currency Swaps.  In order to protect against currency fluctuations, the Fund, the Subsidiary or the underlying ETFs may enter into currency swaps.  The Fund, the Subsidiary or the underlying ETFs may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.  Currency swaps involve the exchange of the rights of the Fund, the Subsidiary or the underlying ETFs and another party to make or receive payments in specified currencies.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Limitations on Currency Transactions.  The Fund, the Subsidiary and the underlying ETFs will not hedge a currency in excess of the aggregate market value of the securities it owns (including receivables for unsettled securities sales), has committed to purchase or anticipates purchasing, which are denominated in such currency.  Open positions in forward non-U.S. exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily.  The Fund’s and the Subsidiary’s exposure to futures or options on currencies will be covered as described below under “Risk and Special Considerations Concerning Derivatives.”
Risk Factors in Hedging Non-U.S. Currency.  Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk.  While the Fund’s, the Subsidiary’s or the underlying ETFs’ use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s, the Subsidiary’s or the underlying ETFs’ shares, the net asset value of the Fund’s, the Subsidiary’s or the underlying

ETFs’ shares will fluctuate.  Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective.  To the extent that the Fund, the Subsidiary or the underlying ETFs hedge against anticipated currency movements that do not occur, the Fund, the Subsidiary and the underlying ETFs may realize losses and decrease their total return as the result of their hedging transactions.  Furthermore, the Fund, the Subsidiary and the underlying ETFs will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with trading in forward non-U.S. currency contracts, if any, the Fund, the Subsidiary and the underlying ETFs will contract with a non-U.S. or domestic bank, or non-U.S. or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency.  There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts.  There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell.  Governmental imposition of credit controls might limit any such forward contract trading.  With respect to trading of forward contracts, if any, the Fund, the Subsidiary and the underlying ETFs will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts.  Any such default would deprive the Fund, the Subsidiary and the underlying ETFs of any profit potential or force the Fund, the Subsidiary and the underlying ETFs to cover their commitments for resale, if any, at the then market price and could result in a loss to the Fund, the Subsidiary or the underlying ETFs.
It may not be possible for the Fund, the Subsidiary or the underlying ETFs to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund, the Subsidiary or the underlying ETFs are not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective non-U.S. currency hedging.  The cost to the Fund, the Subsidiary or the underlying ETFs of engaging in non-U.S. currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  Since transactions in non-U.S. currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.
Risks and Special Considerations Concerning Derivatives.  Derivatives are volatile and involve significant risks, including:
•
Correlation Risk.  Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged (or of a particular market or security to which the Fund, the Subsidiary or the underlying ETFs seek exposure).  When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments.  This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

•
Credit Risk.  Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty (or reference entity in a credit default swap or similar derivative) to comply with the terms of a derivative instrument and honor its financial obligations.  The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance.  For privately negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Fund, the Subsidiary or the underlying ETFs will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund, the Subsidiary or the underlying ETFs.

•	Currency Risk. Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
•
Index Risk.  If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund, the Subsidiary or the underlying ETFs could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund, the Subsidiary or an underlying ETF paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•
Legal Risk.  Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative.  While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff.  Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

•
Leverage Risk.  Leverage risk is the risk that the Fund, the Subsidiary or the underlying ETFs may be more volatile than if they had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s, the Subsidiary’s or underlying ETFs’ portfolio securities.  The use of leverage may also cause the Fund or the Subsidiary to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•
Liquidity Risk.  Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value.  Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract.  OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.  The Fund, the Subsidiary or the underlying ETFs might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options).  If the Fund, the Subsidiary or the underlying ETFs are unable to close out their positions in such instruments, they might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out.  These requirements might impair the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund or the Subsidiary sell a portfolio security at a disadvantageous time.  The Fund’s, the Subsidiary’s or the underlying ETFs’ ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.  Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund, the Subsidiary or the underlying ETFs.

•
Market Risk.  Market risk is the risk that the value of the underlying assets may go up or down.  Adverse movements in the value of an underlying asset can expose the Fund, the Subsidiary or the underlying ETFs to losses.  Market risk is the primary risk associated with derivative transactions.  Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified.  The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.

•
Systemic or “Interconnection” Risk.  Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants.  In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction.  Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large, interconnected web of financial obligations.  This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in

OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”  However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price.  It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund, the Subsidiary or the underlying ETFs to potential losses that exceed the amount originally invested by the Fund, the Subsidiary or the underlying ETFs.  When the Fund or the Subsidiary engages in such a transaction, the Fund or the Subsidiary will deposit in a segregated account liquid assets with a value at least equal to the Fund’s or the Subsidiary’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Fund or the Subsidiary has assets available to satisfy its obligations with respect to the transaction, but it will not limit the Fund’s or the Subsidiary’s exposure to loss.
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.  Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk.  The absence of liquidity may make it difficult or impossible for the Fund, the Subsidiary or the underlying ETFs to sell such instruments promptly at an acceptable price.  The absence of liquidity may also make it more difficult for the Fund, the Subsidiary or the underlying ETFs to ascertain a market value for such instruments.  The Fund, the Subsidiary or the underlying ETFs will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instruments are purchased contains a formula price at which the instruments may be terminated or sold, or (ii) for which the Sub-Adviser anticipates the Fund, the Subsidiary or the underlying ETFs can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund, the Subsidiary or the underlying ETFs have unrealized gains in such instruments or have deposited collateral with the counterparty the Fund, the Subsidiary or the underlying ETFs are at risk that the counterparty will become bankrupt or otherwise fail to honor its obligations.  The Fund, the Subsidiary and the underlying ETFs will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund, the Subsidiary and the underlying ETFs with a third-party guaranty or other credit enhancement.
CFTC Regulation and the Code.  Destra and WAM have each registered as a “commodity pool operator” with the Commodity Futures Trading Commission (the “CFTC”) and will comply with applicable requirements thereto.  WAM’s investment decisions may need to be modified, and commodity contract positions held by the Fund and/or any subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses.  The regulation of commodity transactions in the United States is a rapidly changing area of the law and is subject to ongoing modification by government, self-regulatory and judicial action.  The effect of any future regulatory change on the Fund is impossible to predict but could be substantial and adverse to the Fund.
Equity Securities
Equity securities include common stocks and other securities with equity characteristics.  Common stocks represent units of ownership in a company and typically have voting rights and earn dividends.  Dividends on common stocks are not fixed but are declared at the discretion of a company’s board.  Equity securities may also include equity securities of investment companies and exchange-traded funds.
While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership.  Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations.  For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations.  Stockholders of a company that fares poorly can lose money.
Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices.  The value of a company’s stock may fall because of:
•  Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
•  Factors affecting an entire industry, such as increases in production costs; and
•  Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.
The Fund, the Subsidiary or the underlying ETFs may invest in securities of issuers with small or medium market capitalizations, which may involve greater risk and price volatility than that customarily associated with investments in larger, more established companies.  This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth.  The securities of small and medium capitalization companies are often traded in the OTC market and might not be traded in volumes typical of securities traded on a national securities exchange.  Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Exchange Traded Notes
The Fund, the Subsidiary and the underlying ETFs may invest in ETNs.  ETNs are generally notes representing debt of the issuer, usually a financial institution.  ETNs combine aspects of both bonds and ETFs.  An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indices, minus fees and expenses.  Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market.  However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked, minus certain fees.  Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.  An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument.  ETNs also incur certain expenses not incurred by their applicable reference instrument.  Some ETNs that use leverage can, at times, be relatively illiquid and thus, may be difficult to purchase or sell at a fair price.  Levered ETNs are subject to the same risk as other instruments that use leverage in any form.  While leverage allows for greater potential return, the potential for loss is also greater.  Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument.  The market value of ETN shares may differ from the value of the reference instrument.  This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on the Fund’s, the Subsidiary’s or the underlying ETFs’ right to redeem their investment in ETNs, which are generally meant to be held until maturity.  The Fund’s, the Subsidiary’s or the underlying ETFs’ decision to sell its ETN holdings may be limited by the availability of a secondary market.  An investor in an ETN could lose some or all of the amount invested.
Illiquid or Restricted Securities
The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid.  Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security.  Illiquid securities may trade at a discount from comparable, more liquid investments.  Investment of the Fund’s, the Subsidiary’s or the underlying ETFs’ assets in illiquid securities may restrict the ability of the Fund, the Subsidiary or the underlying ETFs to dispose of their investments in a timely fashion and for a fair price as well as their ability to take advantage of market opportunities.  The risks associated with illiquidity will be particularly acute where the Fund’s, the Subsidiary’s or the underlying ETFs’ operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund, the Subsidiary or the underlying ETFs borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
The Fund, the Subsidiary or the underlying ETFs may invest in securities that are not registered under the Securities Act (“restricted securities”).  Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.  In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.  As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities.  To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund, the Subsidiary or the underlying ETFs or less than their fair market value.  In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.  If any privately placed securities held by the Fund, the Subsidiary or the underlying ETFs are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund, the Subsidiary or the underlying ETFs may be required to bear the expenses of registration.  Certain of the Fund’s, the Subsidiary’s or the underlying ETFs’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks.  These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.  In making investments in such securities, the Fund, the Subsidiary or the underlying ETFs may obtain access to material nonpublic information, which may restrict the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to conduct portfolio transactions in such securities.
Some of these securities are new and complex and trade only among institutions, and the markets for these securities are still developing and may not function as efficiently as established markets.  Owning a large percentage of restricted or illiquid securities could hamper the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to raise cash to meet redemptions.  Also, because there may not be an established market price for these securities, the Fund, the Subsidiary or the underlying ETFs may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund, the Subsidiary or the underlying ETFs) may have a subjective element.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund, the Subsidiary or the underlying ETFs decide to sell the security and the time they are actually permitted to sell the security under an effective registration statement.  If, during such period, adverse market conditions were to develop, the Fund, the Subsidiary or the underlying ETFs might obtain less favorable pricing terms than when they decided to sell the security.
Inflation Risk
Like all open-end funds, the Fund and the underlying ETFs are subject to inflation risk.  Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the present value of the Fund’s, the Subsidiary’s and the underlying ETFs’ assets can decline as can the value of the Fund’s, the Subsidiary’s and the underlying ETFs’ distributions.
Investment Companies and Pooled Investment Vehicles
The Fund and the Subsidiary may invest in other pooled investment vehicles, including ETFs.  As shareholders in a pooled investment vehicle, the Fund and the Subsidiary will bear their ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent the Fund and the Subsidiary invest in other pooled investment vehicles.  In addition, the Fund and the Subsidiary will incur brokerage costs when purchasing and selling shares of ETFs.  Other pooled investment vehicles may be leveraged, and the net asset value and market value of their securities will therefore be more volatile and the yield to shareholders will tend to fluctuate more than the yield of unleveraged pooled investment vehicles.
In general, the 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”); and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.  In addition, Section 12(d)(1)(F) of the 1940 Act provides an exemption to allow the Fund to invest in other investment companies if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell, any security issued by it through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1½%.  To invest in the underlying ETFs, the Fund intends to rely on the exemptive order granted to such underlying ETFs that permits the Fund to invest in them beyond the limits set forth in Section 12(d)(1).
Liquidity Management
As a temporary defensive measure, if the Sub-Adviser determines that market conditions warrant, the Fund and the Subsidiary may invest without limitation in high quality money market instruments.  The Fund and the Subsidiary may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests.  High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of non-U.S. issuers, bank obligations, including those of U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations.  Generally, such obligations will mature within one year from the date of settlement but may mature within two years from the date of settlement.
Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks
The Fund, the Subsidiary or the underlying ETFs may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets.  Bank obligations include certificates of deposit (“CDs”), notes, bankers’ acceptances (“BAs”) and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions, domestic branches of non-U.S. banks and also non-U.S. branches of domestic banks having total assets at the time of purchase in excess of $1 billion.  These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation.  In particular, the Fund, the Subsidiary or the underlying ETFs may invest in:
(a) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including assets of domestic and non-U.S. branches of such banks);
(b) high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) ‘A-2’ or higher by S&P, ‘Prime-2’ or higher by Moody’s or ‘F-2’ or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) ‘A’ or higher by those rating agencies;
(c) unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Sub-Adviser;
(d) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);
(e) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or authorities and related custodial receipts;
(f) dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;
(g) funding agreements issued by highly rated U.S. insurance companies;

(h) securities issued or guaranteed by state or local governmental bodies;
(i) repurchase agreements relating to the above instruments;
(j) municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities or which otherwise depend directly or indirectly on the credit of the United States;
(k) fixed and variable rate notes and similar debt instruments rated ‘MIG-2,’ ‘VMIG-2’ or ‘Prime-2’ or higher by Moody’s, ‘SP-2’ or ‘A-2’ or higher by S&P, or ‘F-2’ or higher by Fitch;
(l) tax-exempt commercial paper and similar debt instruments rated ‘Prime-2’ or higher by Moody’s, ‘A-2’ or higher by S&P, or ‘F-2’ or higher by Fitch;
(m) municipal bonds rated ‘A’ or higher by Moody’s, S&P or Fitch;
(n) unrated notes, paper or other instruments that are of quality comparable to the instruments described above, as determined by the Sub-Adviser under guidelines established by the Board; and
(o) municipal bonds and notes that are guaranteed as to principal and interest by the U.S. government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.
To the extent consistent with their investment objectives, the Fund, the Subsidiary and the underlying ETFs may invest in debt obligations of domestic or non-U.S. corporations and banks and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a non-U.S. issuer.
Non-Diversification Risk
The Fund is classified as “non-diversified” under the 1940 Act.  As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Code.  The Fund may invest a relatively high percentage of its assets in a limited number of issuers.  As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain issuers.
Non-U.S. Investments
The Fund, the Subsidiary or the underlying ETFs may invest in non-U.S. securities, including securities from issuers located in emerging market countries.  These securities may be denominated in U.S. dollars or in a non-U.S. currency.  Securities issued by certain companies organized outside the United States may not be deemed to be non-U.S. securities (but rather deemed to be U.S. securities) if the company’s principal operations are conducted from the United States, the company’s equity securities trade principally on a U.S. stock exchange or the company does a substantial amount of business in the United States.
In addition to equity securities, non-U.S. investments of the Fund, the Subsidiary or the underlying ETFs may include: (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.
Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to foreign withholding taxes.
Non-U.S. Market Risk.  Funds or ETFs that may invest in non-U.S. securities offer the potential for more diversification than funds that invest only in the United States because securities traded on non-U.S. markets have often (though not always) performed differently from securities traded in the United States.  However, such investments often involve risks not typically associated with investments in securities of companies organized and operated in the United States that can increase the chances that the Fund, the Subsidiary or the underlying ETFs will lose money.  In particular, the Fund, the Subsidiary and the underlying ETFs are subject to the risk that, because there are generally fewer investors on non-U.S. exchanges and a smaller number of shares traded each day, it may be difficult for the Fund, the Subsidiary or the underlying ETFs to buy and sell securities on those exchanges.  In addition, prices of non-U.S. securities may fluctuate more than prices of securities traded in the United States.  Investments in non-U.S. markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on non-U.S. investment in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to purchase or sell non-U.S. securities or transfer the Fund’s, the Subsidiary’s or the underlying ETFs’ assets or income back into the United States, or otherwise adversely affect the Fund’s, the Subsidiary’s or the underlying ETFs’ operations.  Other potential non-U.S. market risks include exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain non-U.S. countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s, the Subsidiary’s or the underlying ETFs’ operations.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount the Fund, the Subsidiary or the underlying ETFs can earn on their investments.  The expense ratios of the Fund, the Subsidiary and the underlying ETFs investing significantly in non-U.S. securities can be expected to be higher than those of investment funds investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.
In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment.  The 1940 Act restricts the Fund’s and the underlying ETFs’ investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  These provisions may restrict the Fund’s, the Subsidiary’s and the underlying ETFs’ investments in certain non-U.S. banks and other financial institutions.
Non-U.S. Economy Risk.  The economies of certain non-U.S. markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Certain such economies may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk.  Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of the Fund that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a non-U.S. currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a non-U.S. currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors, while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for management of the Fund, the Subsidiary or the underlying ETFs to completely and accurately determine a company’s financial condition.  In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on non-U.S. investments by U.S.

investors such as the Fund, the Subsidiary or the underlying ETFs.  If such restrictions should be reinstituted, it might become necessary for the Fund, the Subsidiary or the underlying ETFs to invest all or substantially all of their assets in U.S. securities.
Certain Risks of Holding Fund Assets Outside the United States.  The Fund and the Subsidiary generally hold their non-U.S. securities in non-U.S. banks and securities depositories.  Some non-U.S. banks and securities depositories may be recently organized or new to the non-U.S. custody business.  In addition, there may be limited or no regulatory oversight over their operations.  Also, the laws of certain countries may put limits on the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to recover their assets if a non-U.S. bank or depository or issuer of a security or any of their agents goes bankrupt.  In addition, it is often more expensive for the Fund, the Subsidiary or the underlying ETFs to buy, sell and hold securities in certain non-U.S. markets than in the United States.  The increased expense of investing in non-U.S. markets reduces the amount the Fund, the Subsidiary or the underlying ETFs can earn on their investments and typically results in a higher operating expense ratio for the Fund, the Subsidiary or the underlying ETFs as compared to investment companies that invest only in the United States.
Publicly Available Information.  In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, the Fund’s, the Subsidiary’s or the underlying ETFs’ non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.
Settlement Risk.  Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions.  These problems may make it difficult for the Fund, the Subsidiary or the underlying ETFs to carry out transactions.  If the Fund, the Subsidiary or the underlying ETFs cannot settle or are delayed in settling a purchase of securities, they may miss attractive investment opportunities and certain of their assets may be uninvested with no return earned thereon for some period.  If the Fund, the Subsidiary or the underlying ETFs cannot settle or are delayed in settling a sale of securities, they may lose money if the value of the security then declines or, if the Fund, the Subsidiary or the underlying ETFs have contracted to sell the security to another party, they could be liable to that party for any losses incurred.

Portfolio Turnover Rates
The Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Sub-Adviser believes investment considerations warrant such sale or purchase.  Portfolio turnover may vary greatly from year to year as well as within a particular year.  High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of the securities and reinvestment in other securities.  The sale of the Fund’s securities may result in the recognition of capital gain or loss.  Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss.  These effects of higher than normal portfolio turnover may adversely affect the Fund’s performance.
The portfolio turnover rate for the fiscal period ended September 30, 2016 is set forth below:
Portfolio Turnover Rate
Fiscal Year Period September 30, 2016
424%
Preferred Stock
The Fund, the Subsidiary or the underlying ETFs may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.
Real Estate Investment Trusts (“REITs”)
In pursuing its investment strategy, the Fund, the Subsidiary or the underlying ETFs may invest in shares of REITs.  REITs possess certain risks that differ from those of an investment in common stocks.  REITs are financial vehicles that pool investors’ capital to purchase or finance real estate.  REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and so the Fund, the Subsidiary or the underlying ETF that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.  There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; failing to maintain their exemptions from registration under the 1940 Act; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs.  In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.  As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.  Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.
REITs (especially mortgage REITs) are also subject to interest rate risk.  Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT.  Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline.  During periods when interest rates are declining, mortgages are often refinanced.  Refinancing may reduce the yield on investments in mortgage REITs.  In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies.  REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index.  The management of a

REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT.  A REIT may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments.  REITs may incur significant amounts of leverage.
Real Estate Related Securities
Although the Fund may not invest directly in real estate, the Fund, the Subsidiary or the underlying ETFs may invest in equity securities of issuers that are principally engaged in the real estate industry.  Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general.  These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the cleanup of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates.  To the extent that assets underlying the Fund’s, the Subsidiary’s or underlying ETFs’ investments are concentrated geographically, by property type or in certain other respects, the Fund, the Subsidiary or the underlying ETFs may be subject to certain of the foregoing risks to a greater extent.  Investments by the Fund, the Subsidiary or the underlying ETFs in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.
In addition, if the Fund, the Subsidiary or the underlying ETFs receive rental income or income from the disposition of real property acquired as a result of a default on securities the Fund, the Subsidiary or the underlying ETFs own, the receipt of such income may adversely affect the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to retain their tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.
Short Sales
The Fund, the Subsidiary or the underlying ETFs may make short sales of securities as a hedge against potential declines in value of a portfolio security.  When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over to the lender of the securities any payments received on such borrowed securities.

Temporary Defensive Position
While assuming a temporary defensive position, the Fund, the Subsidiary or the underlying ETFs may invest in cash or cash-equivalent short-term investment-grade obligations, including obligations of the U.S. government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.  Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.  There is generally less publicly available information about non-U.S. issuers, and there may be less governmental regulation and supervision of non-U.S. stock exchanges, brokers and listed companies.  Non-U.S. issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on non-U.S. investments.  In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.
U.S. Government Obligations
The Fund, the Subsidiary or the underlying ETFs may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the U.S. Treasury; still others are supported only by the credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.  Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)).  These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or future principal payments on U.S. government obligations.  These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.
Examples of the types of U.S. government obligations that may be held by the Fund, the Subsidiary or the underlying ETFs include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board.  The Fund, the Subsidiary or the underlying ETFs may also invest in mortgage-related securities issued or guaranteed by U.S. government agencies and instrumentalities, including such instruments as obligations of Ginnie Mae, Fannie Mae and Freddie Mac.
U.S. Treasury Obligations.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government.  No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Management
The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees.  The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “Independent Trustees”).  None of the Independent Trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates.  The names, business addresses and years of birth of the trustees and executive officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.  The trustees of the Trust are trustees of four Destra-sponsored open-end funds (the “Destra Funds”)
Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee over the Last Five Years

Independent Trustees:
John S. Emrich, CFA One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1967	Trustee	Term—Indefinite Length of Service—Since 2014	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms LLC, June 2012 to present	4	Meridian Fund, Inc. (four portfolios)
Michael S. Erickson One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1952	Trustee	Term—Indefinite Length of Service—Since2014	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp., 2003 to present; Treasurer, Vice President and Manager, McGee Island LLC, 2015 to present	4	Meridian Fund, Inc. (four portfolios)
James Bernard Glavin One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1935	Trustee	Term—Indefinite Length of Service—Since 2014	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	4	Meridian Fund, Inc. (four portfolios)

Interested Trustee:
Nicholas Dalmaso* One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1965	Trustee, Chairman of the Board	Term—Indefinite Length of Service—Since 2010
General Counsel and Chief Compliance Officer of M1 Holdings LLC, 2015 to present; General Counsel and Chief Compliance Officer of M1 Finance LLC, 2015 to present; General Counsel and Chief Compliance Officer of M1 Advisory Services LLC, 2015 to present; Co‑Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC, 2010 to 2014; Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II, 2010 to 2014.
			4	None
________________________
    Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
*  Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with the Destra Funds.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

Officers of the Trust:
Dominic Martellaro One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1961	President and Chief Executive Officer	Term—Indefinite Length of Service—President Since 2016; others Since 2015
President and Chief Executive Officer and Registered Salesperson of Destra Capital Advisors, LLC; Chief Executive Officer and Registered Salesperson of Destra Capital Investments LLC; Member, Destra Capital Management LLC

Derek Mullins One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1973	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2016	Director of Operations, Arrowpoint Asset Management, LLC; Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc.
Jane Hong Shissler One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1972	Chief Compliance Officer and Secretary	Term—Indefinite Length of Service—Since 2016	General Counsel, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Management LLC; Partner (2012-2015) and Associate (2005-2012), Chapman and Cutler LLP

Board Leadership Structure and Risk Oversight
The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser.  None of the trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Capital Investments LLC, Destra Capital Management LLC or their affiliates.  In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.
The management of the Fund, including general supervision of the duties performed for the Fund under the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees.  The Board of Trustees sets broad policies for the Fund, chooses the Trust’s officers and hires the Fund’s investment adviser, sub-adviser and other service providers.  The officers of the Trust manage the day-to-day operations and are responsible to the Trust’s Board.  The Trust’s Board is composed of three Independent Trustees and one Interested Trustee.  The Interested Trustee, Nicholas Dalmaso, serves as the Chairman of the Board of the Destra Funds. Dominic Martellaro serves as the President and Chief Executive Officer of the Destra Funds.
Annually, the Board will review its governance structure and the committee structures, their performance and functions and review any processes that would enhance Board governance over the Fund’s business.  The Board has determined that its leadership structure is appropriate based on the characteristics of the Destra Funds as a whole.  The Board considered electing a lead independent trustee but determined that at this time doing so would not be beneficial.
The Board has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Board acts by majority vote of all the trustees, including a majority vote of the Independent Trustees if required by applicable law.
The two standing committees of the Destra Funds are the Nominating and Governance Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees.  Messrs. Emrich, Erickson, Dalmaso and Glavin are members of the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Jane Hong Shissler, Secretary, at the Fund’s address, One North Wacker, 48th Floor, Chicago, Illinois 60606.  Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the

Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.  During the last fiscal year, the Nominating and Governance Committee met once.
The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Messrs. Emrich, Erickson and Glavin serve on the Audit Committee.  During the last fiscal year, the Audit Committee met three times.
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund.  The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including oversight of any sub-advisers, is performed primarily at the Board level in conjunction with Destra’s Investment Committee and the Trust’s Chief Compliance Officer (“CCO”).  Destra’s Investment Committee reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance, as well as information related to sub-advisers and their operations and processes.  The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs.  The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Board is responsible for all pricing and valuation matters and delegates the day-to-day pricing and valuation obligations to Destra’s Investment Committee.  The Board oversees the pricing agents and actions by Destra’s Investment Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations and other individual characteristics and traits in the aggregate.  Each trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from Destra, sub-advisers, underwriters or other service providers, including any affiliates of these entities.
For each current trustee each of the experiences, qualifications and attributes described in “Management” and described below have led to the conclusion, as of the date of this SAI, that each trustee should serve as a trustee.  References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
John S. Emrich.  Mr. Emrich has significant experience in the investment management and financial services industry.  Mr. Emrich served as a financial analyst or portfolio manager for over 14 years for various investment advisory firms and currently serves as a director of Meridian Fund, Inc.  Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.
Michael S. Erickson.  Mr. Erickson has significant leadership and financial management experience, previously serving as Chairman of the Board and Chief Financial Officer of AeroAstro for nearly ten years, and as a Director on the Board of Directors of Decimal, Inc., an online IRA administration company.  Mr. Erickson also currently serves as a director of Meridian Fund, Inc.  He has served as a certified public accountant for Coopers & Lybrand, an accounting firm, and has served as Chief Financial Officer for several companies.  Mr. Erickson holds a Master of Business Administration degree from Stanford Graduate School of Business.
James Bernard Glavin.  Mr. Glavin provides the Board with strong management acumen as he has served as CEO and Chairman of Orchestra Therapeutics, Inc. (formerly known as Immune Response Corp.), a biopharmaceutical company, and as a board member for Althea Tech, a privately held biotechnology company.  Mr. Glavin also currently serves as a director of Meridian Fund, Inc.
Nicholas Dalmaso.  Mr. Dalmaso was the initial trustee of the Trust.  He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc.  His work experience in the mutual fund industry and educational background have prepared him to be a trustee.
The following compensation table provides information (including reimbursement for travel and out-of-pocket expenses) for the past fiscal year ended September 30, 2016.  The Trust has no retirement or pension plans.  The officers and Trustee who is an “interested person” as designated above serve without any compensation from the Trust.  The Trust has no employees.  Its officers are compensated by Destra.
Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Destra Funds Paid toTrustees
John S. Emrich, Trustee	$6,363	$0	$0	$25,926
Michael S. Erickson, Trustee	$6,514	$0	$0	$26,884
James Bernard Glavin, Trustee	$6,439	$0	$0	$26,541
Nicholas Dalmaso, Trustee	$9,518	$0	$0	$39,070
The Independent Trustees are paid $4,500 per series as annual compensation for serving as an Independent Trustee of the Trust and $500 per series for attendance at each Nominating and Governance Committee meeting and Audit Committee meeting.  It is anticipated that the Nominating and Governance Committee will meet once and the Audit Committee will meet twice during the calendar year.  The Chairman of the Board will be paid an additional $3,000 per series per year.  Therefore, the Trust expects to compensate the trustees a total of $6,000 per series for the calendar year with the Chairman receiving $9,000 per series for the calendar year.  In addition, the Independent Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the trustees or any committees of the Board.  The Board has determined that because of Mr. Dalmaso’s prior experience and position with the Trust, as well as his extensive knowledge of and work in the registered investment management industry, Mr. Dalmaso should receive compensation while serving as an Interested Trustee.  In addition to the duties of an Interested Trustee, Mr. Dalmaso serves as a consultant to the Board.  The Trust does not have a retirement or pension plan.
Share Ownership
As of December 31, 2016, the dollar range of equity securities beneficially owned by the trustees is provided in the following table:
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John S. Emrich	None	None
Michael S. Erickson	None	None
James Bernard Glavin	None	None
Nicholas Dalmaso	Over $100,000	Over $100,000
As of December 31, 2016, none of the Independent Trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.
Control Persons and Principal Shareholders
A control person is a shareholder that (1) beneficially owns, directly or through controlled companies, more than 25% of the voting securities of a company, (2) acknowledges or asserts the existence of control, or (3) has a final adjudication under section 2(a)(9) of the 1940 Act that control exists.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  Any control person of a class, as noted below, may be able to significantly influence the outcome of any item presented to shareholders for approval.
As of January 3, 2017, the following persons or organizations held beneficially or of record 5% or more of the shares of the Fund.
Class	Name	Address	Percentage of Ownership
Class A:	Wells Fargo Clearing Services. A/C 7093-6301	2801 Market Street, Saint Louis, Missouri 63103	95.71%
Class C:	Wells Fargo Clearing Services. A/C 7093-6301.	2801 Market Street, Saint Louis, Missouri 63103	98.53%
Class I:	Wells Fargo Clearing Services. A/C 7937-3832. Wells Fargo Clearing Services. A/C 7093-6301.	2801 Market Street, Saint Louis, Missouri 63103 2801 Market Street, Saint Louis, Missouri 63103	48.33% 46.30%
As of December 31, 2016, the officers and trustees of the Fund, in the aggregate, owned less than 1% of the equity securities of the Fund.
Investment Adviser and Sub-Adviser
Investment Adviser
Destra Capital Advisors LLC (“Destra”) is the investment adviser of the Fund, with responsibility for the overall management of the Fund.  It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund.  Destra, One North Wacker, 48th Floor, Chicago, Illinois 60606, is a Delaware limited liability company and is a wholly owned subsidiary of Destra Capital Management LLC, a holding company.  It is an affiliate of Destra Capital Investments LLC, the principal underwriter of the Fund’s shares.  Destra Capital Investments LLC is also located at One North Wacker, 48th Floor, Chicago, Illinois 60606.

For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to 1.20% of the Fund’s daily net assets.  Destra has agreed to contractually waive its management fee and/or assume the other expenses in order to limit the total annual fund operating expenses of the Fund to certain limits until at least December 31, 2027. Fees waived or expenses assumed pursuant to the arrangement are subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived and/or expenses assumed by the Adviser.
The following table shows the management fees (net of fee waivers and expense reimbursements, where applicable) paid by the Fund to Destra and the fees waived by Destra for the specified periods.
	Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by Destra)	Amount of Fees Waived and Expenses Reimbursed by Destra
For fiscal year ended September 30, 2016*	$385,880	$200,640
_________________________
* The Fund’s inception date was October 7, 2015.
The Fund, Destra and other related entities have adopted codes of ethics that significantly restrict Destra Funds personnel with access to non-public portfolio information from certain personal investment transactions.  These codes of ethics contain policies restricting securities trading in personal accounts of the officers, trustees and others who normally come into possession of information on portfolio transactions.  These codes of ethics are on public file with, and are available from, the SEC.  Destra Capital Investments LLC, the principal underwriter of the Fund, has adopted a code of ethics that permits personnel to acquire shares of the Fund pursuant to Item 17(e) of Form N-1A.
Sub-Adviser
Destra has selected Wolverine Asset Management, LLC (“WAM” or the “Sub-Adviser”), 175 West Jackson Blvd, Suite 340, Chicago, Illinois 60604, as sub-adviser to manage the investment portfolio of the Fund and the Subsidiary.  For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to: (i) 100% of the advisory fee paid to the Adviser for its services to the Fund for the first $50 million of assets in the Fund; (ii) 75% of the advisory fee paid to the Adviser for its services to the Fund for assets in the Fund in excess of $50 million up to $150 million; and (iii) 50% of the advisory fee paid to the Adviser for its services to the Fund for assets in excess of $150 million.  The Management Fee shall be net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund.

The following table shows the fees paid by Destra to WAM for its services for the specified periods.

Amount Paid by Destra to WAM
For fiscal year ended September 30, 2016*	$93,185
_________________________
* The Fund’s inception date was October 7, 2015.
Portfolio Managers
The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand.
Andrew Sujdak and Kip Meyer serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.
Other Accounts Managed.  The tables below illustrate other accounts where each of the above-mentioned portfolio managers has significant day-to-day management responsibilities as of September 30, 2016.  The portfolio managers all manage the same accounts as a team.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*	Number of Accounts with Performance-Based Fees	Assets of Accounts with Performance-Based Fees
Andrew Sujdak	Registered Investment Companies
	Other Pooled Investment Vehicles	1	$1.8 billion	1	$1.8 billion
	Other Accounts
Kip Meyer	Registered Investment Companies
	Other Pooled Investment Vehicles	1	$1.8 billion	1	$1.8 billion
	Other Accounts
_________________________
* Total assets reflect accounts managed jointly as part of a team.
Conflicts of Interest.  In addition to the Fund, the portfolio managers jointly manage accounts for and other individual and institutional clients.
As a result, potential conflicts of interest may arise as follows:
●   Allocation of Limited Time and Attention.  The portfolio managers may devote unequal time and attention to the management of all accounts.  As a result, the portfolio managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

●   Allocation of Limited Investment Opportunities.  If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.
●   Pursuit of Differing Strategies.  At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security.  In these cases, the portfolio managers may place separate transactions for one or more accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.
●   Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio managers differ among accounts.  While WAM only charges fees based on assets under management for the Fund, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts, including performance-based compensation.  Consequently, though the differences in such fee rates are slight, the portfolio managers may be motivated to favor certain accounts over others.  In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit WAM.
WAM and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Sub-Adviser and its staff members.  However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
Compensation of the Portfolio Managers.  Portfolio managers are compensated by WAM.  Certain portions of the portfolio managers’ compensation may be related to the performance of certain accounts managed by the portfolio managers, which have investment strategies that are similar to the Fund’s investment strategies.  However, WAM manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably.
Ownership of Securities.  As of September 30, 2016, the portfolio managers beneficially owned the following dollar range of equity securities in the Fund.
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Andrew Sujdak	Over $1,000,000
Kip Meyer	0 - $10,000

Proxy Voting Policies
The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.
The Board of Trustees is responsible for oversight of the Fund’s proxy voting process.  The Board has delegated day-to-day proxy voting responsibility to Destra, who utilizes Glass, Lewis & Co.  Glass, Lewis & Co.’s Proxy Voting Policies and Procedures are set forth in Appendix A.
Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request and without charge on the Fund’s website at destracapital.com/strategies/literature, by calling (877) 287-9646 or by accessing the SEC’s website at http://www.sec.gov.
Administrator
The Bank of New York Mellon (“BNYM”) serves as administrator pursuant to a Fund Administration and Accounting Agreement between the Trust and BNYM, dated November 1, 2010. BNYM, located at 101 Barclay Street, 13E, New York, New York 10286, provides administrative services and valuation and computation services.  The following table sets forth total administrative fees paid by the Fund to BNYM for the specified period.
For fiscal year ended September 30, 2016*	$123,264
_________________________
* The Fund’s inception date was October 7, 2015.
Portfolio Transactions
The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities and the allocation of portfolio brokerage and principal business.  It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions, if any.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay markups on principal transactions.  In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Brokerage will not be allocated based on the sale of the Fund’s shares.

The Sub-Adviser will place brokerage for the Fund through an affiliate of the Sub-Adviser, provided that such brokerage is undertaken in compliance with applicable law.  The Sub-Adviser’s fees under the Sub-Advisory Agreement will not be reduced by reason of any commissions, fees or other remuneration received by an affiliate of the Sub-Adviser from the Fund for brokerage services.
Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities; the advisability of investing, purchasing or selling securities; and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).
In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Fund.  The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Sub-Adviser determines in good faith that the amount is reasonable in relation to the services provided.  The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the sub-advisory fees paid by Destra to the Sub-Adviser under the Sub-Advisory Agreement are not reduced as a result of receipt by either Destra or the Sub-Adviser of research services.
The Sub-Adviser places portfolio transactions for other advisory accounts managed by it.  Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund.  The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified period.
Aggregate Amount of Brokerage Commissions
For fiscal year ended September 30, 2016*	$13,193
_________________________
* The Fund’s inception date was October 7, 2015.
The following table sets forth information regarding brokerage commissions paid by the Fund to affiliated brokers for the specified period.
	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
For fiscal year ended September 30, 2016*	Wolverine Execution Services, LLC	$12,979	98.37%	96.37%
_________________________
* The Fund’s inception date was October 7, 2015.
During the fiscal year ended September 30, 2016, the Fund did not pay commissions to brokers in return for research services.
Payments to financial intermediaries based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra Funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.

The following table sets forth the aggregate amount of ticket charges paid to broker-dealer firms with respect to the sale of Fund shares for the specified period.
	Name	Amount of Compensation Paid
For fiscal year ended September 30, 2016	Charles Schwab & Co., Inc.	$1,025
	National Financial Services LLC	$8
During the fiscal year ended September 30, 2016, the Fund did not acquire any securities of regular brokers or dealers as defined in Rule 10b‑1 under the 1940 Act or of the parents of the brokers or dealers.
Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Destra Capital Investments LLC is a member except under certain limited conditions set forth in Rule 10f-3.  The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.  In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the Independent Trustees.
Net Asset Value
The Fund’s net asset value is determined as set forth in the Fund’s Prospectus under “Shareholder Information — Valuation of Shares.”
Purchases
Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms.  Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses.  Certain shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.
Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders.  Purchase orders are deemed received by the Fund when authorized organizations or their agents or affiliates receive the orders, provided that such designated organizations or their agents or affiliates transmit the orders to the Fund within contractually specified periods.  The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.  In order to receive a day’s price, your order for any class of shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.”  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  Your financial intermediary, your plan documents or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.
The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control, and performing a review of all new account applications.  The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
The Fund does not issue share certificates.  Shares will be registered in the name of the investor or the investor’s financial adviser.  A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor’s behalf.
Class A Shares
The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good form your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table.  The Fund receives the NAV.  The sales charge is allocated between your financial intermediary and Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), as shown in the table, except where Destra Capital Investments LLC, in its discretion, allocates up to the entire amount to your financial intermediary.  Sales charges, as expressed as a percentage of offering price, as a percentage of your net investment and a percentage of the sales charge reallowed to financial intermediaries, are shown in the table.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.  Although you pay no initial sales charge on purchases of $1,000,000 or more, Destra Capital Investments LLC may pay, from its own resources, a commission to your financial intermediary on such investments.
	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None	None	None
_________________________
(1) Offering Price includes the initial sales charge.
Below is an example of the method of computing the offering price of Class A shares of the Fund.  The example assumes a purchase on September 30, 2016 of Class A shares of the Fund subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.
Net asset value per share	$10.21
Per share sales charge: 4.50% of public offering price (4.71% of net asset value per share)	$0.48
Per share offering price to the public	$10.69
As described in the Prospectus, there are several ways you can combine multiple purchases of Class A shares of the Fund and other Destra Funds that are offered with a sales charge to take advantage of lower sales charges.
Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in the Fund or in certain other Destra Funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.
Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; (ii) directors, officers and employees of Destra Capital Management LLC, and their immediate family members, and its affiliates; and (iii) Trustees and officers, and their immediate family members, of the Fund.  Immediate family members are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings.  Additionally, certain financial intermediaries have entered into an agreement with Destra Capital Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra Funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary, and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $100,000 or more of Class A shares (including Class A shares in other series of the Destra Funds) over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter.  In order to apply purchases toward the intended amount, you must refer to such Letter when placing all orders.
When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased), solely controlled business accounts and single-participant retirement plans.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com and by following the appropriate hyperlinks to the specific information.
Class C Shares
Class C shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.
Destra Capital Investments LLC may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C shares purchased.  Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.
Class I Shares
Class I shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.
Distribution and Shareholder Servicing Plans
Class A Shares
As described in the Prospectus, Class A shares have adopted a distribution and shareholder servicing plan (the “Class A Plan”) in accordance with Rule 12b-1 under the 1940

Act.  The Class A Plan is a compensation-type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of the Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules.  Payments under the Class A Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.  Destra Capital Investments LLC, the Fund’s distributor, authorizes the payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.
Class C Shares
As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Class C Plan is a compensation-type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of the Fund for activities that are primarily intended to result in the sale of Class C shares of the Fund.  In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules.  Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.
Destra Capital Investments LLC is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares.  Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the thirteenth month following the purchase of Class C shares, although Destra Capital Investments LLC may, pursuant to a written agreement between Destra Capital Investments LLC and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the thirteenth month following the purchase of Class C shares.  However, certain financial intermediaries may elect to not receive the initial 1.00% commission, in which case Destra Capital Investments authorizes the payment of the monthly 12b-1 fees to such financial intermediary beginning on the first month following the purchase of Class C shares as such fees accrue.  The Class C shares for which a financial intermediary elects not to receive the initial 1.00% commission will not be subject to a contingent deferred sales charge (“CDSC”).

12b-1 Fees Incurred
During the fiscal year ended September 30, 2016, the Fund incurred 12b-1 fees pursuant to the Class A Plan and Class C Plan (individually, a “Plan” and collectively, the “Plans”) in the amounts set forth in the table below.

12b-1 Fees Incurred by the Fund for the Fiscal Year Ended September 30, 2016
Class A	$1,273
Class C	$4,911
Renewal, Amendment and Termination
The Plans and any Rule 12b-1-related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the trustees, and of a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”).  With the exception of Destra Capital Investments LLC, and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no Trustee of the Fund has a direct or indirect financial interest in the operation of the Plans or any related agreement.  All material amendments to any Plan must be approved by a majority vote of the trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose.  In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.
Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms.  In certain circumstances, Class I shares may be redeemed directly with the Fund.  Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders.  Redemption orders are deemed received by the Fund when authorized organizations or their agents or affiliates receive the order.  The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion.  If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.  The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days.  Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus.  Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C shares redeemed.
Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Consult your broker-dealer for specific information about any processing or service fees you may be charged.
Tax Matters
Federal Income Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund.  This section is current as of the date of this SAI.  Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers.  For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, broker/dealer or other investor with special circumstances.  In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund.  The Internal Revenue Service could disagree with any conclusions set forth in this section.  In addition, the Fund’s counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Fund.

Consequently, these summaries may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.
Fund Status
The Fund intends to qualify as a “regulated investment company” under the federal tax laws.  If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Qualification as a Regulated Investment Company
As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.
In addition to satisfying the Distribution Requirement, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code).  The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, U.S. Government Securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code).  There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions
Fund distributions are generally taxable.  After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends.  Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates.  Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares.  Some capital gains dividends may be taxed at a maximum stated tax rate of 25% or 28%.  To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below.  In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you.  The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash.  The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any.  The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.  Income from the Fund may also be subject to a 3.8% “Medicare tax.”  This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
The Subsidiary’s transactions in futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Subsidiary to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.  However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Sale or Redemption of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss.  To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction.  Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges.  In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets.  Capital gains may also be subject to the Medicare tax described above.  Some portion of your capital gains dividends may be taxed at a higher stated tax rate.  Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year.  Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less.  You must exclude the date you purchase your shares to determine your holding period.  However, if you receive a capital gains dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gains dividend received.  The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.  The Code treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.  The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
In-Kind Distributions
Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates.  This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received.  The Internal Revenue Service could, however, assert that a loss could not be currently deducted.
Exchanges
If you exchange shares of your Fund for shares of another Destra Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.  In some cases, however, you may be required to treat your portion of these Fund expenses as income.  In these cases you may be able to take a deduction for these expenses.  However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.  Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.
Foreign Tax Credit
If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries.  In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries.  You may be able to deduct or receive a tax credit for your share of these taxes.
Investments in Certain Non-U.S. Corporations
If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders.  The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.  The Fund may be able to make an election that could ameliorate these adverse tax consequences.  In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax.  Dividends paid by PFICs are not treated as qualified dividend income.
Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gains dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below.  However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gains dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.  Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.  Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
Federal Income Tax Treatment of Exchange-Listed Commodity Futures and Investments in the Subsidiary
The Subsidiary’s transactions in exchange-listed commodity futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Subsidiary (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Subsidiary and may defer Subsidiary losses.  Because the Subsidiary is a controlled foreign corporation for U.S. federal income tax purposes, this treatment of the Subsidiary’s income will affect the income the Fund must recognize.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Subsidiary to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Subsidiary and the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.
The Fund intends to treat any income it may derive from Commodities Instruments (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to “regulated investment companies” (“RICs”), based on a tax opinion received from Fund counsel that was based, in part, on numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may cite as precedent).  However, in September 2016 the Internal Revenue Service released proposed Regulations that, if finalized in the form proposed, would limit the qualifying income from the Subsidiary to the income distributed in the same year in which the income is required to be included in the income of the Fund under the controlled foreign corporation rules.  The Fund intends to distribute the income in the same year as the income is required to be included, but a failure to do so could cause the Fund to have non-qualifying income and potentially loose RIC status.
Capital Loss Carryforward
Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), net capital losses of the Fund may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders.  As of September 30, 2016, the Fund had net capital losses for federal income tax purposes shown in the table below.  The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses.  These limitations apply when there has been a 50% change in ownership.

Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
-	-
Frequent Trading
The Fund’s Frequent Trading Policy is as follows:
Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks to other shareholders in the Fund.  These risks may include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses.  Therefore, the Board needs to assess whether it is in the best interests of the Fund, overall, to limit individual shareholders’ rights to engage in frequent purchases and redemption of Fund shares.
The Fund was designed for long-term investors and is not designed for shareholders who engage in frequent purchases and redemption of Fund shares.  These Frequent Trading Policies and Procedures endeavor to detect and deter frequent trading that may be harmful to shareholders, and that is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”).
(1) General.  The Fund discourages and has established policies and procedures designed to detect and deter frequent trading by investors that is believed to be engaged in for the purpose of market timing.
Shares of the Fund may be held through accounts held in the name of a financial intermediary.  These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund.  The Fund may not have access to information regarding trading activity by individual investors in such accounts and therefore may be unable to monitor individual investors for violations of the Fund’s policy.  The Fund or its agents will seek to have financial intermediaries either provide the necessary individual investor information to the Fund or monitor the trading activity of the individual investors to detect and deter market timing.
(2) Restrictions on Purchases and Redemptions.  The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason including excessive, short-term or other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund may, at Destra’s sole discretion, exercise these rights for any reason, including any trading believed to fall within the definition of market timing.

The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.
(3) Agreements.  The Fund, Destra or Destra Capital Investments LLC may not enter into any agreement, either explicit or implicit, with any Fund shareholder or other investor that would permit or facilitate market timing in the Fund.
The Fund directs Destra to establish specific procedures to detect and deter market timing in order to implement the foregoing policies.  Under those procedures, Destra shall establish procedures for (i) identifying and reviewing potentially harmful trading activity in direct and omnibus accounts, (ii) identifying transactions subject to sales charges and exceptions to those policies, and (iii) reporting potential issues and exceptions to the Fund’s CCO.  If Destra determines that frequent trading in any account is due to market timing, Destra, on behalf of the Fund, may reject the purchase or impose restrictions on future purchases or exchanges from that investor until such investor no longer engages in market timing.  Destra must document and maintain all records in connection with its procedures for six years.  Destra will advise the Board of any material changes to its procedures and will periodically report its activities pursuant to these Frequent Trading Policies and Procedures to the Trust’s CCO.  The Trust’s CCO will periodically report to the Board on the effectiveness of these Policies and Procedures.
Underwriter
Destra Capital Investments LLC, One North Wacker, 48th Floor, Chicago, IL 60606, a wholly owned subsidiary of Destra Capital Management LLC, serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”).  Pursuant to the Distribution Agreement, the Trust appointed Destra Capital Investments LLC to be its agent for the distribution of the Fund’s shares on a continuous offering basis.  The cash-compensation rate at which Destra Capital Investments LLC’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust.  The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Fund, for which it receives a higher compensation rate.  You should consider these arrangements when evaluating any recommendations of your registered representative.
Destra Capital Investments LLC sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund.  Pursuant to the Distribution Agreement, Destra Capital Investments LLC, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s Shares, including the printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.  Destra Capital Investments LLC receives for its services the excess, if any, of the sales price of the Fund’s Shares less the net asset value of those Shares, and remits a majority or all of such amounts to the Dealers who sold the Shares; Destra Capital Investments LLC may act as such a Dealer.  Destra Capital Investments LLC also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Shareholder Servicing Plans.”  Destra Capital Investments LLC receives CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Destra Capital Investments LLC pursuant to the distribution plan.
The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Destra Capital Investments LLC and the compensation on redemptions and repurchases received by Destra Capital Investments LLC for the Fund for the specified period.
	Amount of Underwriting Commissions	Amount Retained by the Distributor	Amount of Compensation on Redemptions and Repurchases
For fiscal year ended September 30, 2016*	-	-	-
_________________________
* The Fund’s inception date was October 7, 2015.
Destra may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares.  Destra’s available resources to make these payments include profits from advisory fees received from the Fund.  The services Destra may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.
Disclosure of Portfolio Holdings
The Destra Funds have adopted a portfolio holdings disclosure policy that governs the dissemination of the Fund’s portfolio holdings and to ensure that the disclosure of information is in the best interests of the Fund Shareholders.  In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, destracapital.com.  The Fund generally makes available top 10 portfolio holdings or issuer information on the Fund’s website monthly with an approximately 15-day lag.  The Fund generally makes available full portfolio holdings or issuer information on the Fund’s website monthly with an approximately 30-day lag.  Additionally, the Fund publishes on the website other portfolio characteristics monthly on an approximately 15-day lag.  This information will remain available on the website at least until the Fund files with the SEC its Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.
Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading).  In this connection, the Fund may disclose on an ongoing, daily basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and sub-adviser, independent registered public accounting firm (Grant Thornton LLP), custodian (The Bank of New York Mellon), and financial printer (Financial Graphic Service), to proxy voting service(s), legal counsel to the Fund (Chapman and Cutler LLP) and legal counsel to the Independent Trustees (Moye White LLP).
The Fund’s investment adviser and sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities.  In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.
Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Board of Trustees upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund and the recipient is obligated to maintain the confidentiality of the information and not misuse it.
Compliance officers of the Fund and its investment adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy.  Reports are made to the Fund’s Board of Trustees on an annual basis.
There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.
Other Service Providers
Grant Thornton LLP, 171 N. Clark St., Suite 200, Chicago, IL 60601, independent registered public accounting firm, has been selected as auditors for the Trust.  In addition to audit services, Grant Thornton LLP may provide assistance on accounting and tax and related matters.
The custodian of the assets of the Fund is The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217.  The custodian performs custodial, fund accounting and portfolio accounting services.
The Fund’s transfer, shareholder services and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

General Trust Information
The Fund is a series of the Trust.  The Trust is an open-end management investment company under the 1940 Act.  The Trust was organized as a Massachusetts business trust on May 25, 2010.  The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares.  Currently, there are four series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares and Class I shares.  Each class of shares represents an interest in the same portfolio of investments of the Fund.  Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares.  There are no conversion, preemptive or other subscription rights.  The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.
The Trust is not required and does not intend to hold annual meetings of shareholders.  Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees.  The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.  The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A
Proxy Voting Procedure
U.S. Guidelines
Election of Directors
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top.  Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term.  Glass Lewis believes that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Auditor Ratification
Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independence or audit integrity has been compromised.  Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends voting against the audit committee chairman.  When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends voting against the entire audit committee.
Executive Compensation
Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed.  Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing.  Glass Lewis believes the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance.  When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation.  Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth.  However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
Moreover, Glass Lewis believes that it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level.  Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders.  While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, Glass Lewis does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
Anti-Takeover Measures
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests.  They can reduce management accountability by substantially limiting opportunities for corporate takeovers.  Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.  Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.  In certain circumstances, Glass Lewis will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable qualifying offer clause.
Compensation, Environmental, Social and Governance Shareholder Initiatives
Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation.  Glass Lewis feels strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process.  Rather, Glass Lewis believes shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability.  Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections.  However, Glass Lewis recognizes that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.
To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis.  Glass Lewis generally recommends supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards.  Glass Lewis generally recommends supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights.  In addition, Glass Lewis also generally recommends supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

International Guidelines
Election of Directors
Boards are put in place to represent shareholders and protect their interests.  Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium-and long-term.  In Glass Lewis’s view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.
Financial Reporting
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting.  Shareholder approval of such a proposal does not discharge the board or management.  Glass Lewis will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports.  However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of its report, Glass Lewis will recommend that shareholders abstain from voting on this proposal.
In many countries, companies must submit the allocation of income for shareholder approval.  Glass Lewis will generally recommend voting for such a proposal.  However, Glass Lewis will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.
Glass Lewis generally supports management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where Glass Lewis believes the independence of an incumbent auditor or the integrity of the audit has been compromised.
Compensation
Glass Lewis closely reviews companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals.  In evaluating these proposals, which can be binding or non-binding depending on the country, Glass Lewis examines how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.
Governance Structure
Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis.  Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits.  In such cases, Glass Lewis will analyze each change individually and will recommend voting for the proposal only when Glass Lewis believes that the amendments on balance are in the best interests of shareholders.
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders.  Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers.  Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.  In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what it believes to be a reasonable ‘qualifying offer’ clause.
Environmental and Social Risk
Glass Lewis believes companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile.  In addition, Glass Lewis believes companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks.  Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.
When Glass Lewis identifies situations where shareholder value is at risk, it may recommend voting in favor of a reasonable and well-targeted shareholder proposal if it believes supporting the proposal will promote disclosure of and/or mitigate significant risk exposure.  In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, Glass Lewis will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).
Continental Europe Guidelines
Election of Directors
When companies disclose sufficient relevant information, Glass Lewis looks at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members.  The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.  Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, Glass Lewis will consider recommending abstaining on the directors’ election.

Financial Reporting
As a routine matter, shareholders in European companies are either asked to approve a company’s accounts and reports or to acknowledge receipt of the accounts and reports, which have already been approved by the board and management.  A company’s consolidated financial statements combine the activities of the company with the activities of its subsidiaries.  Some companies may seek separate approval of the consolidated and standalone accounts and reports.  Unless there are concerns about the integrity of the financial statements or reports, Glass Lewis will recommend voting for these proposals.  Glass Lewis will generally recommend voting for proposals seeking to acknowledge the receipt of a company’s accounts and reports provided they are available to shareholders.  However, in the event that the audited financial statements have not been made available, Glass Lewis does not believe shareholders have sufficient information to make an informed judgment regarding these matters.  As such, Glass Lewis will recommend that shareholders abstain from voting on the relevant agenda items.
In many European markets, companies must submit the allocation of annual profits or losses for shareholder approval.  Glass Lewis will generally recommend voting for such a proposal.  With respect to dividends, Glass Lewis generally supports the board’s proposed dividend (or the absence thereof).  However, Glass Lewis will give particular scrutiny to cases where a company’s dividend payout ratio, based on consolidated earnings, has decreased to an exceptionally low level (i.e., less than 10%) from a more reasonable payout ratio (i.e., over 10%), or where a company has eliminated dividend payments altogether without explanation.  Glass Lewis will also scrutinize dividend payouts that are consistently excessively high relative to peers (i.e., over 100%) without satisfactory explanation.  In most cases, Glass Lewis believes the board is in the best position to determine whether a company has sufficient resources to distribute a dividend to shareholders.  As such, Glass Lewis will only recommend that shareholders refrain from supporting dividend proposals in exceptional cases.
Executive Compensation
Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed.  Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing.  Glass Lewis typically looks for compensation arrangements that provide for a mix of performance-based short- and long-term incentives in addition to base salary.
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance.  When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation.  Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth.  However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, Glass Lewis believes it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level.  Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders.  While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, it does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
Governance Structure
Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis.  Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit.  In such cases, Glass Lewis will analyze each change on its own.  Glass Lewis will recommend voting for the proposal only when, on balance, it believes that the amendments are in the best interests of shareholders.  In Europe, it is common for proposed technical amendments to a company’s articles of association, resulting from changes to corporate law or necessary changes to the wording of an article without changing the meaning of the article, to be bundled together under a single proposal.  In such cases, Glass Lewis will recommend voting for the proposal.
Shareholder ratification of board, management and/or auditors’ acts during the previous fiscal year is required in many European markets.  The legal consequences of the ratification vary by market, and Glass Lewis’s analysis and recommendations take this into account.  Glass Lewis will evaluate each proposal on a case-by-case basis.  Unless there are any concerns about the integrity and performance of the individuals being ratified, Glass Lewis will generally recommend voting for this proposal.  Glass Lewis may recommend voting against or abstaining from voting on a ratification proposal under the following conditions: (i) members of the board, management or auditing firm have been accused or convicted of fraud or other illegal activities that may be damaging to shareholders’ interests; (ii) the report of the independent auditor notes a material weakness, serious restatement, or failure to comply with accounting norms; (iii) the board has consistently failed to address pressing shareholder concerns; or (iv) other exceptional cases in which the board has clearly failed to protect shareholders’ interests.  In addition, when Glass Lewis has serious concerns regarding the actions of the board and no members of the board are up for election, Glass Lewis is more likely to recommend voting against the ratification of board acts.
Capital Management
Glass Lewis believes that adequate capital stock is important to a company’s operation.  European companies are authorized to increase share capital through several methods, which may or may not involve the issuance of shares.
In general, issuing an excessive amount of additional shares and/or convertible securities can dilute existing holders.  Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors.

Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares.
Shareholder Initiatives
Glass Lewis evaluates shareholder proposals on a case-by-case basis.  Glass Lewis generally favor appropriately-crafted proposals that are likely to increase shareholder value and/or promote and protect shareholder rights.  Glass Lewis typically prefers to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when Glass Lewis sees a clear and direct link between the proposal and some economic or financial issue for the company.  Glass Lewis feels strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process.  Rather, shareholders should use their influence to push for governance structures that protect shareholders, including actual director elections and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners.  Glass Lewis believe that shareholders should hold directors accountable for management and policy decisions through the election of directors.

PART C - OTHER INFORMATION
ITEM 28. EXHIBITS
(a)	Declaration of Trust of the Registrant. (1)

(b)	Amended By-Laws of the Registrant. (6)

(c)	Amended and Restated Designation of Series of Shares of Beneficial Interest. (9)

(d)(1)	Investment Management Agreement between Registrant and Destra Capital Advisors LLC, dated November 6, 2014. (6)

(d)(2)	Amended Schedule A of the Investment Management Agreement. (9)

(d)(3)	Form of Interim Investment Sub-Advisory Agreement among Registrant, Destra Capital Advisors LLC and Hilton Capital Management, LLC. (10)

(d)(4)	Form of Investment Sub-Advisory Agreement among Registrant, Destra Capital Advisors LLC and Flaherty and Crumrine Incorporated. (9)

(d)(5)	Form of Investment Sub-Advisory Agreement among Registrant, Destra Capital Advisors LLC and WestEnd Advisors, LLC. (9)

(d)(6)	Investment Sub-Advisory Agreement among Registrant, Destra Capital Advisors LLC and Wolverine Asset Management, LLC. (7)

(d)(7)	Investment Sub-Advisory Agreement among Destra Wolverine Asset Subsidiary, Destra Capital Advisors LLC and Wolverine Asset Management, LLC. (7)

(e)(1)	Distribution Agreement between Registrant and Destra Capital Investments LLC, dated November 6, 2014. (6)

(e)(2)	Amended Exhibit A of the Distribution Agreement. (9)

(f)	Not Applicable.

(g)(1)	Custody Agreement between Registrant and The Bank of New York Mellon, dated November 17, 2010. (2)

(g)(2)	Amended Schedule II of the Custody Agreement. (9)

(g)(3)	Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon, dated November 17, 2010. (2)

(g)(4)	Amended Annex I to the Foreign Custody Manager Agreement. (9)

(h)(1)	Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc, dated December 10, 2010. (2)

(h)(2)	Amended Exhibit A to the Transfer Agency Services Agreement. (9)

(h)(3)	Amended and Restated Expense Reimbursement, Fee Waiver and Recovery Agreement between Registrant and Destra Capital Advisors LLC, dated February 1, 2012. (4)

(h)(4)	Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon, dated November 1, 2010. (2)

(h)(5)	Amended Exhibit A to the Fund Administration and Accounting Agreement. (9)

(i)	Not Applicable.

(j)	Consent of Independent Registered Public Accounting Firm. (10)

(k)	Not Applicable.

(l)	Form of Subscription Agreement. (2)

(m)	Distribution and Shareholder Servicing Plan, dated April 26, 2011. (3)

(n)	Amended and Restated Multiple Class Plan, dated February 1, 2012. (5)

(o)	Not Applicable.

(p)	Destra Capital Investments LLC, Destra Capital Advisors LLC, Destra Open-End and Closed-End Funds and Destra Unit Investment Trusts Code of Ethics, dated January 2015. (8)

(z)	Powers of Attorney for Messrs. Dalmaso, Emrich, Erickson and Glavin. (6)
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(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3) Incorporated by reference to post-effective amendment no. 1 filed on Form N-1A for Registrant.
(4) Incorporated by reference to post-effective amendment no. 8 filed on Form N-1A for Registrant.
(5) Incorporated by reference to post-effective amendment no. 29 filed on Form N-1A for Registrant.
(6) Incorporated by reference to post-effective amendment no. 35 filed on Form N-1A for Registrant.
(7) Incorporated by reference to post-effective amendment no. 47 filed on Form N-1A for Registrant.
(8) Incorporated by reference to post-effective amendment no. 49 filed on Form N-1A for Registrant.
(9) Incorporated by reference to post-effective amendment no. 52 filed on Form N-1A for Registrant.
(10) Filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable.

ITEM 30. INDEMNIFICATION

Section 9.5 of the Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses"

shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Destra Capital Advisors LLC serves as investment adviser to the funds of the Registrant. Its principal address is One North Wacker, 48th Floor, Chicago, Illinois 60606.  The principal executive officers of Destra Capital Advisors LLC are also directors, officers, employees or trustees of Destra Capital Investments LLC, an affiliated entity. Destra Capital Investments LLC's principal address is One North Wacker, 48th Floor, Chicago, Illinois 60606.

Information as to other business, profession, vocation or employment during the past two years of the officers and directors of Destra Capital Advisors LLC is as follows:

Name and Position with Destra Capital Advisors LLC	Employment During Past Two Years

Dominic C. Martellaro, President and Chief Executive Officer	President and Chief Executive Officer and Registered Salesperson of Destra Capital Advisors, LLC and Destra Capital Investments, LLC; Member, Destra Capital Management LLC
Jane Hong Shissler, Chief Compliance Officer	Chief Compliance Officer, Destra Capital Advisors, LLC and Destra Capital Investments, LLC (2016-present); Partner (2012-2015) and Associate (2005-2012), Chapman and Cutler LLP

(b) Hilton Capital Management, LLC serves as the interim investment sub-adviser to the Destra Dividend Total Return Fund, a series of the Registrant.  Hilton Capital Management, LLC’s principal address is 1010 Franklin Ave., Garden City, NY 11530.  Information as to the officers and directors of Hilton Capital Management, LLC is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

(c) Flaherty and Crumrine Incorporated serves as investment sub-adviser to the Destra Flaherty & Crumrine Preferred and Income Fund, a series of the Registrant.  Flaherty and Crumrine Incorporated’s principal address is 301 E. Colorado Blvd., Suite 720, Pasadena, California 91101.  Information as to the officers and directors of Flaherty and Crumrine Incorporated is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

(d) WestEnd Advisors, LLC serves as investment sub-adviser to the Destra Focused Equity Fund, a series of the Registrant.  WestEnd Advisors, LLC’s principal address is 2 Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, NC 28211.  Information as to the

officers and directors of WestEnd Advisors, LLC is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

(e) Wolverine Asset Management, LLC serves as investment sub-adviser to the Destra Wolverine Alternative Opportunities Fund, a series of the Registrant.  Wolverine Asset Management, LLC’s principal address is 715 West Jackson Blvd., Suite 340, Chicago, IL 60604.  Information as to the officers and directors of Wolverine Asset Management, LLC is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

Item 32. Principal Underwriter

(a) Not applicable.

(b) Positions and Offices with Underwriter.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
James R. Yount One North Wacker, 48th Floor Chicago, Illinois 60606	President	None
Robert A. Watson One North Wacker, 48th Floor Chicago, Illinois 60606	Senior Managing Director	None
Dominic C. Martellaro One North Wacker, 48th Floor Chicago, Illinois 60606	Chief Executive Officer	President and Chief Executive Officer
Jane Hong Shissler One North Wacker, 48th Floor Chicago, Illinois 60606	Chief Compliance Officer	Chief Compliance Officer and Secretary
(c) Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Destra Capital Advisors LLC, One North Wacker, 48th Floor, Chicago, Illinois 60606, maintains the Registrant's organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

ITEM 34. MANAGEMENT SERVICES

Not Applicable.

ITEM 35.  UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Chicago, and State of Illinois, on the 27th day of January, 2017.

Destra Investment Trust

By:  /s/ Derek Mullins
Derek Mullins
 Chief Financial Officer & Treasurer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ Dominic C. Martellaro	President and Chief Executive Officer	January 27, 2017
Dominic C. Martellaro
/s/ Derek Mullins	Chief Financial Officer & Treasurer	January 27, 2017
Derek Mullins

Nicholas Dalmaso*	) Trustee )
	)	By: /s/ Derek Mullins
John S. Emrich*	) Trustee )	Derek Mullins Attorney-In-Fact
	)	January 27, 2017
Michael S. Erickson*	) Trustee )
)
James Bernard Glavin*	) Trustee )
)

* An original power of attorney authorizing Derek Mullins and Rick Grove to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein.

Index of Exhibits

Exhibit Number	Exhibit

(d)(3)	Form of Interim Investment Sub-Advisory Agreement among Registrant, Destra Capital Advisors LLC and Hilton Capital Management, LLC.

(j)	Consent of Independent Registered Public Accounting Firm.